As filed with the SEC on March 1, 2004


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No.  33-2659

Pre-Effective Amendment No.


Post-Effective Amendment No. 55


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No. 811-4556


Amendment No. 56


                        (Check appropriate box or boxes.)

           TRANSAMERICA IDEX MUTUAL FUNDS (FORMERLY IDEX MUTUAL FUNDS)
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

       John K. Carter, Esq. P.O. Box 5068, Clearwater, Florida 33758-5068
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485.


[ ] 75 days after filing pursuant to paragraph (a) (2) of Rule 485.


[ ] On March 1, 2004 pursuant to paragraph (a) (1) of Rule 485.

[ ] On (Date) pursuant to paragraph (a) (2) of Rule 485.


[X] Immediately upon filing pursuant to paragraph (b) of Rule 485.


[ ] On (Date) pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FRONT COVER

PROSPECTUS
MARCH 1, 2004

(Logo - Transamerica IDEX Mutual Funds)

(Logos - AEGON; AEGON/Transamerica Fund Advisers; Alger; American Century; Federated; Franklin Templeton; Gateway; Great Companies; Janus Capital; Jennison Associates; LKCM; Marsico; PBHG; PIMCO; Salomon Brothers; Transamerica Investment Management; and T. Rowe Price)

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

(Not Insured by FDIC or Any Federal Government Agency.) (May Lose Value.) (Not a Deposit of or Guaranteed by Any Bank.)

                         TRANSAMERICA IDEX MUTUAL FUNDS

--------------------------------------------------------------------------------


Transamerica IDEX Mutual Funds (TA IDEX) (formerly, IDEX Mutual Funds) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI) (see back cover).



In addition, we suggest you contact your financial professional or a Transamerica IDEX customer service representative, who will assist you.



PLEASE NOTE: CLASS C2 AND CLASS M SHARES ARE CLOSED TO NEW INVESTORS.


TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(CHECK MARK ICON)
The target directs you to a fund's goal or objective.

(CIRCLE I ICON)
The chess piece indicates discussion about a fund's strategies.

(EXCLAMATION ICON)
The warning sign indicates the risks of investing in a fund.

(PERCENTAGE ICON)
The graph indicates investment performance.

(DOLLAR ICON)
The dollar sign indicates fees and expenses you may incur.

(QUESTION MARK ICON)

The question mark provides additional information about TA IDEX or may direct you to sources for further information.



AN INVESTMENT IN A TA IDEX FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


TABLE OF CONTENTS

SECTION A FUND DESCRIPTIONS


- TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO



- TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO



- TA IDEX ASSET ALLOCATION - MODERATE
  GROWTH PORTFOLIO



- TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO



- TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE



- TA IDEX SALOMON INVESTORS VALUE



- TA IDEX MARSICO GROWTH



- TA IDEX JANUS GROWTH & INCOME



- TA IDEX TRANSAMERICA EQUITY



- TA IDEX ALGER AGGRESSIVE GROWTH



- TA IDEX GREAT COMPANIES - AMERICA(SM)



- TA IDEX JANUS GROWTH



- TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH



- TA IDEX JENNISON GROWTH



- TA IDEX SALOMON ALL CAP



- TA IDEX PBHG MID CAP GROWTH



- TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES



- TA IDEX TRANSAMERICA SMALL/MID CAP VALUE



- TA IDEX T. ROWE PRICE SMALL CAP



- TA IDEX JANUS BALANCED



- TA IDEX TRANSAMERICA VALUE BALANCED



- TA IDEX LKCM STRATEGIC TOTAL RETURN



- TA IDEX AMERICAN CENTURY INTERNATIONAL



- TA IDEX TEMPLETON GREAT COMPANIES GLOBAL



- TA IDEX JANUS GLOBAL



- TA IDEX CLARION REAL ESTATE SECURITIES



- TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)



- TA IDEX T. ROWE PRICE HEALTH SCIENCES



- TA IDEX PIMCO REAL RETURN TIPS



- TA IDEX PIMCO TOTAL RETURN



- TA IDEX TRANSAMERICA FLEXIBLE INCOME



- TA IDEX TRANSAMERICA CONSERVATIVE
  HIGH-YIELD BOND



- TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES



- TA IDEX FEDERATED TAX EXEMPT



- TA IDEX TRANSAMERICA MONEY MARKET

                                   SECTION B

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION


-    GENERAL INFORMATION

     BUYING AND SELLING SHARES
     BUYING SHARES
         By Mail.................................................    1
         Through an Authorized Dealer............................    1
         By Automatic Investment Plan............................    1
     TO ADD TO YOUR EXISTING ACCOUNT
         By Check................................................    1
         By Automatic Investment Plan............................    2
         By Telephone............................................    2
         Through Authorized Dealers..............................    2
         By the Internet.........................................    2
         By Payroll Deduction....................................    2
         By Wire Transfer........................................    2
     SELLING SHARES
         Direct Deposit - ACH....................................    2
         Direct Deposit - electronic transfer....................    2
         Check to Address of Record..............................    2
         Check to Another Party/Address..........................    2
         Periodic Automatic Payment..............................    3
         Exchange................................................    3
         Through Authorized Dealer...............................    3

-    CHECKWRITING SERVICES

     EXCHANGING SHARES
         Special Situations for Exchanging Shares................    4

-    MARKET TIMING/EXCESSIVE TRADING

     FEATURES AND POLICIES
         Minimum Purchases.......................................    4
         Pricing of Shares.......................................    4
         Minimum Account Balance.................................    4
         Telephone Transactions..................................    5
         Professional Fees.......................................    5
         Redemptions Paid by Bank Wire...........................    5
         Employer's Sponsored Accounts...........................    5
         Reinvestment Privilege..................................    5
         Statements and Reports..................................    5
         Share Certificates......................................    5

-    CHOOSING A SHARE CLASS
         Class A Shares - Front Load.............................    5
         Class B Shares - Back Load..............................    6
         Class C Shares - Level Load.............................    6
         Class C2 Shares - Level Load............................    6
         Class M Shares - Level Load.............................    6
         Class T Shares..........................................    6
         Contingent Deferred Sales Charge........................    6

-    WAIVERS AND/OR REDUCTIONS OF CHARGES
         Class A Sales Charge Reductions.........................    7
         Waiver of Sales Charges - Class A & T Initial Sales
            Charges..............................................    7
         Waiver of Class A, Class B, Class C, Class M and Class T
            Contingent Deferred Sales Charge.....................    7

-    DISTRIBUTION OF SHARES
         Distribution Plans......................................    8
         Distribution of Class A Shares..........................    8
         Distribution of Class B Shares..........................    8
         Distribution of Class C Shares..........................    8
         Distribution of Class C2 Shares.........................    8
         Distribution of Class M Shares..........................    8
         Distribution of Class T Shares..........................    8
         Effect of Rule 12b-1....................................    8

-    UNDERWRITING AGREEMENT

     DISTRIBUTION AND TAXES
         Taxes on Distributions in General.......................    8
         Distributions from TA IDEX Federated Tax Exempt.........    9
         Taxes on the Sale or Exchange of Shares.................    9
         Withholding Taxes.......................................    9
         Uncashed Checks Issued on Your Account..................    9
         Minimum Dividend Check Amounts..........................    9
         Non-Resident Alien Withholding..........................    9
         Other Tax Information...................................    9
         TA IDEX PIMCO Real Return TIPS..........................    9
         Investment Policy Changes...............................   10

-    APPENDIX A - EXPLANATION OF STRATEGIES AND RISKS............  A-1

-    APPENDIX B - BOND RATINGS...................................  B-1

-    BACK COVER PAGE.............................................

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO


(FORMERLY, IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The investment objective of TA IDEX Asset Allocation - Conservative Portfolio is to seek current income and preservation of capital.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.



In seeking to achieve its investment objective, the fund follows the following investment strategies:



- It allocates its assets among Class A shares (at net asset value) of underlying TA IDEX funds based on its investment objective.



- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.



- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.


- The fund may also invest directly in government securities and short-term commercial paper.


The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.



As a consequence of its investment strategies and policies, the fund may be a significant shareholder in underlying TA IDEX funds.


(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Because the stocks the underlying funds holds fluctuate in price, the value of your investments in the fund will go up and down.


- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value
 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise
 - length of time to maturity, the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days
 - forward currency contracts for hedging

- ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek to preserve capital.

               TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO-1

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

(FORMERLY, IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO)
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index (LBABI), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(Class A Shares Bar Chart)     ------------------

2003                                                                             20.83


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                6/30/2003           9.83%
------------------------------------------------------------
  Worst Quarter:               3/31/2003          (0.06)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                           LIFE OF
                                              1 YEAR       FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                       14.19%        3.79%
--------------------------------------------------------------------
    Return after taxes on distributions*      13.22%        3.06%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                      9.19%        2.78%
--------------------------------------------------------------------
  Class B                                     15.22%        4.27%
--------------------------------------------------------------------
  Class C (1)(A)                              18.22%       18.14%
--------------------------------------------------------------------
  Class C2 (A)                                20.22%        6.35%
--------------------------------------------------------------------
  Class M                                     18.13%        5.88%
--------------------------------------------------------------------
  LBABI Index (reflects no deduction for
  fees, expenses, or taxes)                    4.10%        6.76%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2002.
(1)For the period November 11, 2002 (date of inception) - December 31, 2003.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2**       M**
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None     None     None      1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2**       M**
---------------------------------------------------------------------------
 Management fees             0.10%     0.10%     0.10%   0.10%      0.10%
 Distribution and service    0.00%     0.65%     0.65%   0.65%      0.55%
 (12b-1) fees net*
 Other expenses              0.31%     0.31%     0.31%   0.31%      0.31%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           0.41%     1.06%     1.06%   1.06%      0.96%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)       0.00%     0.00%     0.00%   0.00%      0.00%
                               -----------------------------------------
 NET OPERATING EXPENSES      0.41%     1.06%     1.06%   1.06%      0.96%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1 % contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1% 5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1 % contingent deferred sales charge if redeemed within 18 months of purchase.

(e) Contractual arrangement with the fund's investment adviser, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), through 2/28/05, for expenses that exceed 0.45%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Class A, B, C, C2, and M are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00%, 1.00%, 1.00% and 0.90%, respectively. In addition, the underlying funds' Class A shares in which the fund invests impose a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying funds Class A 12b-1 fees. The net amount is shown on the table.


**Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


               TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO-2

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

(FORMERLY, IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO)
--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance due. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $590       $674       $767       $1,039
    B*         $608       $637       $685       $1,111
     C         $208       $337       $585       $1,294
    C2         $108       $337       $585       $1,294
     M         $296       $403       $626       $1,266
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $590       $674       $767       $1,039
    B*         $108       $337       $585       $1,111
     C         $108       $337       $585       $1,294
    C2         $108       $337       $585       $1,294
     M         $197       $403       $626       $1,266
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

Average Daily Net Assets.........................    0.10%


A committee of ATFA investment professionals oversees the investments of the fund. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and fund selection recommendations for the fund.


(QUESTION MARK ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------


Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX funds in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the underlying TA IDEX funds. Any and all of the TA IDEX funds can be used in the portfolio.


After combining the total net operating expenses of the fund with the weighted average of the total operating expense ratios of the underlying funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:


CLASS A   CLASS B   CLASS C   CLASS C2   CLASS M
-------   -------   -------   --------   -------
 1.86%     2.51%     2.51%      2.51%     2.41%


These expense ratios are estimates only, and may vary.

               TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO-3

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO


(FORMERLY, IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                           CLASS A                   CLASS B                 CLASS C(1)
                                     -----------------------------------------------------------------------
                                     Year or Period Ended     Year or Period Ended      Year or Period Ended
                                      October 31, (d)(g)       October 31, (d)(g)        October 31, (d)(g)
                                     -----------------------------------------------------------------------
                                       2003        2002         2003         2002               2003
                                     --------     -------     --------     --------     --------------------
Net Asset Value, Beginning of
 Period                                $9.22      $10.00        $9.18       $10.00              $9.19
Investment Operations:
 Net Investment Income (Loss)           0.18        0.07         0.11         0.03               0.11
 Net Realized and Unrealized Gain
   (Loss)                               1.47       (0.85)        1.47        (0.85)              1.46
   Total Operations                     1.65       (0.78)        1.58        (0.82)              1.57
                                     -----------------------------------------------------------------------
Distributions:
 From Net Investment Income           $(0.20)          -       $(0.10)           -             $(0.10)
 From Net Realized Gains                   -           -            -            -                  -
   Total Distributions                 (0.20)          -        (0.10)           -              (0.10)
Net Asset Value, End of Period        $10.67       $9.22       $10.66        $9.18             $10.66
                                     =======================================================================

Total Return (c)                       18.18%      (7.80)%      17.38%       (8.20)%            17.25%
Net Assets, End of Period (000's)    $59,250      $9,482      $85,134      $23,229            $83,165
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                              0.41%       0.45%        1.06%        1.10%              1.06%
   Total (f)                            0.41%       1.21%        1.06%        1.86%              1.06%
 Net Investment Income (Loss) to
   Average
   Net Assets (a)                       1.80%       1.27%        1.15%        0.62%              1.15%
 Portfolio Turnover Rate (b)              22%          8%          22%           8%                22%

                                          CLASS C2(2)                 CLASS M
                                     ---------------------------------------------------
                                     Year or Period Ended      Year or Period Ended
                                      October 31, (d)(g)        October 31, (d)(g)
                                     ---------------------------------------------------
                                       2003         2002         2003         2002
                                     --------     --------     --------     --------
Net Asset Value, Beginning of
 Period                                $9.18       $10.00        $9.18       $10.00
Investment Operations:
 Net Investment Income (Loss)           0.11         0.03         0.12         0.04
 Net Realized and Unrealized Gain
   (Loss)                               1.47        (0.85)        1.48        (0.86)
   Total Operations                     1.58        (0.82)        1.60        (0.82)
                                     ---------------------------------------------------
Distributions:
 From Net Investment Income           $(0.10)           -       $(0.12)           -
 From Net Realized Gains                   -            -            -            -
   Total Distributions                 (0.10)           -        (0.12)           -
Net Asset Value, End of Period        $10.66        $9.18       $10.66        $9.18
                                     ===================================================
Total Return (c)                       17.38%       (8.20)%      17.56%       (8.20)%
Net Assets, End of Period (000's)    $15,888      $11,940       $7,416       $5,072
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                              1.06%        1.10%        0.96%        1.00%
   Total (f)                            1.06%        1.86%        0.96%        1.76%
 Net Investment Income (Loss) to
   Average
   Net Assets (a)                       1.15%        0.62%        1.25%        0.72%
 Portfolio Turnover Rate (b)              22%           8%          22%           8%



(a)  Annualized.

(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Asset Allocation-Conservative Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


               TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO-4

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO


(FORMERLY, IDEX ASSET ALLOCATION - MODERATE PORTFOLIO)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The investment objective of TA IDEX Asset Allocation - Moderate Portfolio is to seek capital appreciation and current income.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.



In seeking to achieve its investment objective, the fund follows the following strategies:



- It allocates its assets among Class A shares (at net asset value) of underlying TA IDEX funds based on its investment objective.



- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 50% of assets in equities, 40% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.



- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.


- The fund may also invest directly in government securities and short-term commercial paper.


The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.



As a consequence of its investment strategies and policies, the fund may be a significant shareholder in underlying TA IDEX funds.


(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.


- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value
 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise
 - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days
 - forward currency contracts for hedging

- ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek capital appreciation and can tolerate some market volatility.

                 TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO-1

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO

(FORMERLY, IDEX ASSET ALLOCATION - MODERATE PORTFOLIO)
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index (Wilshire 5000) and Lehman Brothers Aggregate Bond Index (LBABI), each a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS A SHARES
(Class A Shares Bar Chart)     ------------------

2003                                                                             23.79


-----------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:               6/30/2003           11.74%
-----------------------------------------------------------
  Worst Quarter:              3/31/2003           (1.25)%
-----------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         16.99%       2.07%
--------------------------------------------------------------------
    Return after taxes on distributions*        16.41%       1.61%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                       11.03%       1.49%
--------------------------------------------------------------------
  Class B                                       18.02%       2.45%
--------------------------------------------------------------------
  Class C (1)(A)                                21.02%      20.53%
--------------------------------------------------------------------
  Class C2 (A)                                  23.02%       4.57%
--------------------------------------------------------------------
  Class M                                       20.89%       4.10%
--------------------------------------------------------------------
  Wilshire 5000 Index (reflects no deduction
  for fees, expenses, or taxes)                 29.44%       2.43%
--------------------------------------------------------------------
  LBABI Index (reflects no deduction for
  fees, expenses, or taxes)                      4.10%       6.76%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2002.
(1)For the period November 11, 2002 (date of inception) - December 31, 2003.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2**     M**
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None       None     None    1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2**     M**
---------------------------------------------------------------------------
 Management fees             0.10%     0.10%      0.10%     0.10%   0.10%
 Distribution and service    0.00%     0.65%      0.65%     0.65%   0.55%
 (12b-1) fees net*
 Other expenses              0.27%     0.27%      0.27%     0.27%   0.27%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           0.37%     1.02%      1.02%     1.02%   0.92%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)       0.00%     0.00%      0.00%     0.00%   0.00%
                               -----------------------------------------
 NET OPERATING EXPENSES      0.37%     1.02%      1.02%     1.02%   0.92%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(e) Contractual arrangement with the fund's investment adviser, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), through 2/28/05, for expenses that exceed 0.45%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.

*Class A, B, C, and C2 are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00%, 1.00%, 1.00% and 0.90%, respectively. In addition, the underlying funds' Class A shares in which the fund invests impose a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying funds Class A 12b-1 fees. The net amount is shown in the table.


                 TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO-2

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO

(FORMERLY, IDEX ASSET ALLOCATION - MODERATE PORTFOLIO)
--------------------------------------------------------------------------------


**Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance due. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $586       $662       $746       $  992
    B*         $604       $625       $663       $1,064
    C          $204       $325       $563       $1,248
    C2         $104       $325       $563       $1,248
    M          $292       $390       $604       $1,220
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $586       $662       $746       $  992
    B*         $104       $325       $563       $1,064
    C          $104       $325       $563       $1,248
    C2         $104       $325       $563       $1,248
    M          $193       $390       $604       $1,220
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

Average Daily Net Assets.........................    0.10%


A committee of ATFA investment professionals oversees the investments of the fund. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and fund selection recommendations for the fund.


(QUESTION MARK ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------


Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX funds in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the underlying TA IDEX funds. Any and all of the TA IDEX funds can be used in the portfolio.


After combining the total net operating expenses of the fund with the weighted average of the total operating expense ratios of the underlying funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:


CLASS A   CLASS B   CLASS C   CLASS C2   CLASS M
-------   -------   -------   --------   -------
 1.89%     2.54%     2.54%      2.54%     2.44%


These expense ratios are estimates only, and may vary.

                 TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO-3

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO



(FORMERLY, IDEX ASSET ALLOCATION - MODERATE PORTFOLIO)

--------------------------------------------------------------------------------


For a share of beneficial interest outstanding throughout each period:



The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                           CLASS A                        CLASS B                      CLASS C(1)
                                    ----------------------------------------------------------------------------------
                                     Year or Period Ended           Year or Period Ended          Year or Period Ended
                                      October 31, (d)(g)             October 31, (d)(g)            October 31, (d)(g)
                                    ----------------------------------------------------------------------------------
                                     2003            2002           2003            2002                  2003
                                    -------         ------         -------         ------         --------------------
Net Asset Value, Beginning of
 Period                               $8.76         $10.00           $8.71         $10.00                 $8.71
Investment Operations:
 Net Investment Income (Loss)          0.12           0.04            0.05           0.01                  0.05
 Net Realized and Unrealized Gain
   (Loss)                              1.62          (1.28)           1.63          (1.30)                 1.63
   Total Operations                    1.74          (1.24            1.68          (1.29)                 1.68
                                    ----------------------------------------------------------------------------------
Distributions:
 From Net Investment Income          $(0.08)             -          $(0.02)             -                $(0.02)
 From Net Realized Gains                  -              -               -              -                     -
   Total Distributions               $(0.08)             -          $(0.02)             -                $(0.02)
Net Asset Value, End of Period       $10.42          $8.76          $10.37          $8.71                $10.37
                                    ==================================================================================

Total Return (c)                      19.98%        (12.40)%         19.39%        (12.90)%               19.39%
Net Assets, End of Period (000's)   $116,102        $17,517        $183,148        $38,969             $201,774
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                             0.37%          0.45%           1.02%          1.10%                 1.02%
   Total (f)                           0.37%          0.78%           1.02%          1.43%                 1.02%
 Net Investment Income (Loss) to
   Average
   Net Assets (a)                      1.22%          0.83%           0.57%          0.18%                 0.57%
 Portfolio Turnover Rate (b)             18%            12%             18%            12%                   18%

                                         CLASS C2(2)                      CLASS M
                                    ---------------------------------------------------------
                                     Year or Period Ended           Year or Period Ended
                                      October 31, (d)(g)             October 31, (d)(g)
                                    ---------------------------------------------------------
                                     2003            2002           2003            2002
                                    -------         ------         -------         ------
Net Asset Value, Beginning of
 Period                               $8.71         $10.00           $8.72         $10.00
Investment Operations:
 Net Investment Income (Loss)          0.05           0.01            0.06           0.01
 Net Realized and Unrealized Gain
   (Loss)                              1.63          (1.30)           1.63          (1.29)
   Total Operations                    1.68          (1.29)           1.69          (1.28)
                                    ---------------------------------------------------------
Distributions:
 From Net Investment Income          $(0.02)             -          $(0.03)             -
 From Net Realized Gains                  -              -               -              -
   Total Distributions               $(0.02)             -          $(0.03)             -
Net Asset Value, End of Period       $10.37          $8.71          $10.38          $8.72
                                    =========================================================
Total Return (c)                      19.39%        (12.90)%         19.47%        (12.80)%
Net Assets, End of Period (000's)   $44,225         $25,444        $16,388         $11,125
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                             1.02%          1.10%           0.92%          1.00%
   Total (f)                           1.02%          1.43%           0.92%          1.33%
 Net Investment Income (Loss) to
   Average
   Net Assets (a)                      0.57%          0.18%           0.67%          0.28%
 Portfolio Turnover Rate (b)             18%            12%             18%            12%



(a)  Annualized.


(b) Not annualized for periods of less than one year.


(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.


(d) Per share information is calculated based on average number of shares outstanding.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Asset Allocation-Conservative Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                 TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO-4

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

(FORMERLY, IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The investment objective of TA IDEX Asset Allocation - Moderate Growth Portfolio is to seek capital appreciation.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.



In seeking to achieve its investment objective, the fund follows the following investment strategies:



- It allocates the fund's assets among Class A shares (at net asset value) of underlying TA IDEX funds based on its investment objective.



- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 70% of assets in equities, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.



- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.


- The fund may also invest directly in government securities and short-term commercial paper.


The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead the fund makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.



As a consequence of its investment strategies and policies, the fund may be a significant shareholder in underlying TA IDEX funds.


(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.


- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value
 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise
 - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days
 - forward currency contracts for hedging

- ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek capital appreciation with a longer-term time horizon.

              TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO-1

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
(FORMERLY, IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO)
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index (Wilshire 5000), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.



YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)



                                 CLASS A SHARES

(BAR CHART)                    ------------------

2003                                                                             26.70


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                6/30/2003           13.35%
------------------------------------------------------------
  Worst Quarter:               3/31/2003           (2.14)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**



--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         19.73%       0.79%
--------------------------------------------------------------------
    Return after taxes on distributions*        19.42%       0.51%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                       12.82%       0.50%
--------------------------------------------------------------------
  Class B                                       20.91%       1.10%
--------------------------------------------------------------------
  Class C (1)(A)                                23.91%      23.07%
--------------------------------------------------------------------
  Class C2 (A)                                  25.91%       3.24%
--------------------------------------------------------------------
  Class M                                       23.75%       2.78%
--------------------------------------------------------------------
  Wilshire 5000 Index (reflects no deduction
  for fees, expenses, or taxes)                 29.44%       2.43%
--------------------------------------------------------------------



*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.


***The fund commenced operations on March 1, 2002.


(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2**     M**
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None       None     None    1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2**     M**
---------------------------------------------------------------------------
 Management fees             0.10%     0.10%      0.10%     0.10%   0.10%
 Distribution and service    0.00%     0.65%      0.65%     0.65%   0.55%
 (12b-1) fees net*
 Other expenses              0.34%     0.34%      0.34%     0.34%   0.34%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           0.44%     1.09%      1.09%     1.09%   0.99%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)       0.00%     0.00%      0.00%     0.00%   0.00%
                               -----------------------------------------
 NET OPERATING EXPENSES      0.44%     1.09%      1.09%     1.09%   0.99%
---------------------------------------------------------------------------



(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.


(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.


(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.


(e) Contractual arrangement with the fund's investment adviser, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), through 2/28/05, for expenses that exceed 0.45%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.


(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.



*Class A, B, C, C2, and M are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00%, 1.00%, 1.00% and 0.90%, respectively. In addition, the underlying funds' Class A shares in which the fund invests impose a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying funds Class A 12b-1 fees. The net amount is shown on the table.



**Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


              TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO-2

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
(FORMERLY, IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO)
--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $593       $684       $783       $1,074
    B*         $611       $647       $701       $1,146
    C          $211       $347       $601       $1,329
    C2         $111       $347       $601       $1,329
    M          $299       $412       $642       $1,301
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $593       $684       $783       $1,074
    B*         $111       $347       $601       $1,146
    C          $111       $347       $601       $1,329
    C2         $111       $347       $601       $1,329
    M          $200       $412       $642       $1,301
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

All Average Daily Net Assets.....................    0.10%


A committee of ATFA investment professionals oversees the investments of the fund. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and fund selection recommendations for the fund.


(QUESTION MARK ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------


Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX Mutual Funds ("Underlying Funds") in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the Underlying Fund. Any and all of the TA IDEX funds can be used in the portfolio.


After combining the total net operating expenses of the fund with the weighted average of the total operating expense ratios of the underlying funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:


CLASS A   CLASS B   CLASS C   CLASS C2   CLASS M
-------   -------   -------   --------   -------
 2.02%     2.67%     2.67%      2.67%     2.57%


These expense ratios are estimates only, and may vary.

              TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO-3

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO



(FORMERLY, IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO)

--------------------------------------------------------------------------------


For a share of beneficial interest outstanding throughout each period:



The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                                      CLASS A                                  CLASS B
                                                     --------------------------------------------------------------------------
                                                               Year or Period Ended                      Year or Period Ended
                                                                October 31, (d)(g)                        October 31, (d)(g)
                                                     --------------------------------------------------------------------------
                                                               2003                     2002             2003            2002
                                                     -------------------------         -------         --------         -------
Net Asset Value, Beginning of Period                            $8.37                   $10.00            $8.33          $10.00
Investment Operations:
 Net Investment Income (Loss)                                    0.04                     0.02            (0.02)          (0.01)
 Net Realized and Unrealized Gain (Loss)                         1.77                    (1.65)            1.78           (1.66)
   Total Operations                                              1.81                    (1.63)            1.76           (1.67)
                                                     --------------------------------------------------------------------------
Distributions:
 From Net Investment Income                                    $(0.05)                       -                -               -
 From Net Realized Gains                                            -                        -                -               -
   Total Distributions                                         $(0.05)                       -                -               -
Net Asset Value, End of Period                                 $10.13                    $8.37           $10.09           $8.33
                                                     ==========================================================================

Total Return (c)                                                21.79%                  (16.30)%          21.15%         (16.70)%
Net Assets, End of Period (000's)                            $136,295                  $20,681         $190,621         $33,241
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net Assets (a)
   Net (e)                                                       0.44%                    0.45%            1.09%           1.10%
   Total (f)                                                     0.44%                    0.90%            1.09%           1.55%
 Net Investment Income (Loss) to Average
   Net Assets (a)                                                0.48%                    0.41%           (0.17)%         (0.24)%
 Portfolio Turnover Rate (b)                                       15%                      21%              15%             21%

                                                       CLASS C (1)                   CLASS C2 (2)
                                                   ----------------------------------------------------
                                                   Year or Period Ended          Year or Period Ended
                                                    October 31, (d)(g)            October 31, (d)(g)
                                                   ----------------------------------------------------
                                                           2003                  2003            2002
                                                   --------------------         -------         -------
Net Asset Value, Beginning of Period                        $8.31                 $8.33          $10.00
Investment Operations:
 Net Investment Income (Loss)                               (0.02)                (0.02)          (0.01)
 Net Realized and Unrealized Gain (Loss)                     1.80                  1.78           (1.66)
   Total Operations                                          1.78                  1.76           (1.67)
                                                   ----------------------------------------------------
Distributions:
 From Net Investment Income                                     -                     -               -
 From Net Realized Gains                                        -                     -               -
   Total Distributions                                          -                     -               -
Net Asset Value, End of Period                             $10.09                $10.09           $8.33
                                                   ====================================================
Total Return (c)                                            21.44%                21.15%         (16.70)%
Net Assets, End of Period (000's)                        $239,043               $29,672         $17,719
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net Assets (a)
   Net (e)                                                   1.09%                 1.09%           1.10%
   Total (f)                                                 1.09%                 1.09%           1.55%
 Net Investment Income (Loss) to Average
   Net Assets (a)                                           (0.17)%               (0.17)%         (0.24)%
 Portfolio Turnover Rate (b)                                   15%                   15%             21%

                                                           CLASS M
                                                   ---------------------------
                                                    Year or Period Ended
                                                     October 31, (d)(g)
                                                   ---------------------------
                                                    2003            2002
                                                   -------         -------
Net Asset Value, Beginning of Period                 $8.34          $10.00
Investment Operations:
 Net Investment Income (Loss)                        (0.01)          (0.01)
 Net Realized and Unrealized Gain (Loss)              1.77           (1.65)
   Total Operations                                   1.76           (1.66)
                                                   ---------------------------
Distributions:
 From Net Investment Income                         $(0.01)              -
 From Net Realized Gains                                 -               -
   Total Distributions                              $(0.01)              -
Net Asset Value, End of Period                      $10.09           $8.34
                                                   ===========================
Total Return (c)                                     21.12%         (16.60)%
Net Assets, End of Period (000's)                  $17,960         $12,611
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net Assets (a)
   Net (e)                                            0.99%           1.00%
   Total (f)                                          0.99%           1.45%
 Net Investment Income (Loss) to Average
   Net Assets (a)                                    (0.07)%         (0.14)%
 Portfolio Turnover Rate (b)                            15%             21%



(a)  Annualized.


(b) Not annualized for periods of less than one year.


(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.


(d) Per share information is calculated based on average number of shares outstanding.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Asset Allocation-Conservative Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


              TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO-4

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO


(FORMERLY, IDEX ASSET ALLOCATION - GROWTH PORTFOLIO)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The investment objective of TA IDEX Asset Allocation - Growth Portfolio is to seek capital appreciation.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.



In seeking to achieve its investment objective, the fund follows the following investment strategies include:



- It allocates its assets among Class A shares (at net asset value) of underlying TA IDEX funds based on its investment objective.



- Under normal market conditions, it seeks to invest 100% of the fund's assets in underlying TA IDEX funds which invest primarily in equities.



- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.


- The fund may invest directly in government securities and short-term commercial paper.


The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.



As a consequence of its investment strategies and policies, the fund may be a significant shareholder in underlying TA IDEX funds.


(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds. These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.


- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value
 - changes in interest rates; the value of a bond increases as interest rates decline and decreases as interest rates rise
 - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days
 - forward currency contracts for hedging

- ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

                  TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO-1

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO

(FORMERLY, IDEX ASSET ALLOCATION - GROWTH PORTFOLIO)
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index (Wilshire 5000), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
BAR CHART                      ------------------

2003                                                                             30.21


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                6/30/2003           15.84%
------------------------------------------------------------
  Worst Quarter:               3/31/2003           (3.87)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         23.05%      (0.78)%
--------------------------------------------------------------------
    Return after taxes on distributions*        23.05%      (0.78)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                       14.98%      (0.67)%
--------------------------------------------------------------------
  Class B                                       24.56%      (0.55)%
--------------------------------------------------------------------
  Class C (1)(A)                                27.56%      26.01%
--------------------------------------------------------------------
  Class C2 (A)                                  29.56%       1.62%
--------------------------------------------------------------------
  Class M                                       27.35%       1.17%
--------------------------------------------------------------------
  Wilshire 5000 Index (reflects no deduction
  for fees, expenses, or taxes)                 29.44%       2.43%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2002.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


------------------------------------------------------------------------------
          SHAREHOLDER FEES (fees paid directly from your investment)
                                             CLASS OF SHARES
                                             ---------------
                               A         B          C        C2**       M**
------------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None       None      None      1.00%
 purchases (as a % of
 offering price)
------------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
------------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                             CLASS OF SHARES
                                             ---------------
                               A         B          C        C2**       M**
------------------------------------------------------------------------------
 Management fees             0.10%     0.10%      0.10%      0.10%     0.10%
 Distribution and service    0.00%     0.65%      0.65%      0.65%     0.55%
 (12b-1) fees net*
 Other expenses              0.50%     0.50%      0.50%      0.50%     0.50%
------------------------------------------------------------------------------
                                -----------------------------------------
 TOTAL ANNUAL FUND           0.60%     1.25%      1.25%      1.25%     1.15%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)      (0.15)%   (0.15)%    (0.15)%    (0.15)%   (0.15)%
                                -----------------------------------------
 NET OPERATING EXPENSES      0.45%     1.10%      1.10%      1.10%     1.00%
------------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(e) Contractual arrangement with the fund's investment adviser, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), through 2/28/05, for expenses that exceed 0.45%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.

*Class A, B, C, C2, and M are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00%, 1.00%, 1.00% and 0.90%, respectively. In addition, the underlying funds' Class A shares in which the fund invests impose a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying funds Class A 12b-1 fees. The net amount is shown on the table.



**Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class -- Class C2 Shares."


                  TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO-2

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO

(FORMERLY, IDEX ASSET ALLOCATION - GROWTH PORTFOLIO)
--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance due. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $593       $717       $852       $1,245
    B*         $612       $682       $772       $1,318
     C         $212       $382       $672       $1,498
    C2         $112       $382       $672       $1,498
     M         $300       $447       $712       $1,470
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $593       $717       $852       $1,245
    B*         $112       $382       $672       $1,318
     C         $112       $382       $672       $1,498
    C2         $112       $382       $672       $1,498
     M         $201       $447       $712       $1,470
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

Average Daily Net Assets.........................    0.10%


A committee of ATFA investment professionals oversees the investments of the fund. Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and fund selection recommendations for the fund.


(QUESTION MARK ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------


Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX funds in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the underlying TA IDEX funds.


After combining the total net operating expenses of the fund with the weighted average of the total operating expense ratios of the Underlying Funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:


CLASS A   CLASS B   CLASS C   CLASS C2   CLASS M
-------   -------   -------   --------   -------
 2.08%.    2.73%     2.73%      2.73%     2.63%


These expense ratios are estimates only, and may vary.

                  TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO-3

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO



(FORMERLY, IDEX ASSET ALLOCATION - GROWTH PORTFOLIO)

--------------------------------------------------------------------------------


For a share of beneficial interest outstanding throughout each period:



The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                          CLASS A                          CLASS B
                                                  ---------------------------------------------------------
                                                   Year or Period Ended              Year or Period Ended
                                                    October 31, (d)(g)                October 31, (d)(g)
                                                  ---------------------------------------------------------
                                                   2003             2002            2003             2002
                                                  -------          ------          -------          -------
Net Asset Value, Beginning of Period                $7.95          $10.00            $7.91           $10.00
Investment Operations:
 Net Investment Income (Loss)                       (0.03)          (0.02)           (0.08)           (0.06)
 Net Realized and Unrealized Gain (Loss)             1.90           (2.03)            1.88            (2.03)
   Total Operations                                  1.87           (2.05)            1.80            (2.09)
                                                  ---------------------------------------------------------
Distributions:
 From Net Investment Income                             -               -                -                -
 From Net Realized Gains                                                -                -                -
   Total Distributions                                  -               -                -                -
Net Asset Value, End of Period                      $9.82           $7.95            $9.71            $7.91
                                                  =========================================================

Total Return (c)                                    23.52%         (20.50)%          22.76%          (20.90)%
Net Assets, End of Period (000's)                 $55,209          $8,368          $82,318          $10,452
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net Assets (a)
   Net (e)                                           0.45%           0.45%            1.10%            1.10%
   Total (f)                                         0.60%           1.65%            1.25%            2.30%
 Net Investment Income (Loss) to Average
   Net Assets (a)                                   (0.30)%         (0.44)%          (0.95)%          (1.09)%
 Portfolio Turnover Rate (b)                           25%             31%              25%              31%

                                                     CLASS C(1)                     CLASS C2(2)
                                                -----------------------------------------------------
                                                Year or Period Ended           Year or Period Ended
                                                 October 31, (d)(g)             October 31, (d)(g)
                                                -----------------------------------------------------
                                                        2003                   2003             2002
                                                --------------------          -------          ------
Net Asset Value, Beginning of Period                     $7.86                  $7.91          $10.00
Investment Operations:
 Net Investment Income (Loss)                            (0.08)                 (0.08)          (0.04)
 Net Realized and Unrealized Gain (Loss)                  1.93                   1.88           (2.05)
   Total Operations                                       1.85                   1.80           (2.09)
                                                -----------------------------------------------------
Distributions:
 From Net Investment Income                                  -                      -               -
 From Net Realized Gains                                     -                      -               -
   Total Distributions                                       -                      -               -
Net Asset Value, End of Period                           $9.71                  $9.71           $7.91
                                                =====================================================
Total Return (c)                                         23.54%                 22.76%         (20.90)%
Net Assets, End of Period (000's)                     $116,956                $11,724          $7,948
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net Assets (a)
   Net (e)                                                1.10%                  1.10%           1.10%
   Total (f)                                              1.25%                  1.25%           2.30%
 Net Investment Income (Loss) to Average
   Net Assets (a)                                        (0.95)%                (0.95)%         (1.09)%
 Portfolio Turnover Rate (b)                                25%                    25%             31%

                                                        CLASS M
                                                ---------------------------
                                                 Year or Period Ended
                                                  October 31, (d)(g)
                                                ---------------------------
                                                 2003             2002
                                                -------          ------
Net Asset Value, Beginning of Period              $7.91          $10.00
Investment Operations:
 Net Investment Income (Loss)                     (0.07)          (0.05)
 Net Realized and Unrealized Gain (Loss)           1.89           (2.04)
   Total Operations                                1.82           (2.09)
                                                ---------------------------
Distributions:
 From Net Investment Income                           -               -
 From Net Realized Gains                              -               -
   Total Distributions                                -               -
Net Asset Value, End of Period                    $9.73           $7.91
                                                ===========================
Total Return (c)                                  23.01%         (20.90)%
Net Assets, End of Period (000's)                $7,601          $4,403
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net Assets (a)
   Net (e)                                         1.00%           1.00%
   Total (f)                                       1.15%           2.20%
 Net Investment Income (Loss) to Average
   Net Assets (a)                                 (0.85)%         (0.99)%
 Portfolio Turnover Rate (b)                         25%             31%



(a)  Annualized.


(b) Not annualized for periods of less than one year.


(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.


(d) Per share information is calculated based on average number of shares outstanding.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Asset Allocation-Conservative Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                  TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO-4

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE


(FORMERLY, IDEX AMERICAN CENTURY INCOME & GROWTH)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX American Century Large Company Value is to seek long-term capital growth; income is a secondary goal.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve, this objective by investing principally in:

- U.S. equity securities

The fund invests primarily in larger companies. Under normal market conditions the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Index.

The fund's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been over looked by the market. To identify these companies, the fund managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the fund's assets invested in U.S. equity securities at all times. When the managers believe it is prudent, the fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, nonleveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the fund managers cannot invest in a derivative security if it would be possible for the fund to lose more money than it invested. A complete description of these investments and the associated risks is in the section entitled "Explanation of Strategies and Risks," in Appendix A of the prospectus.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or short-term debt securities. To the extent the fund assumes a defensive position, it will not be pursuing its objective of capital growth.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they teamed to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days
 - forward currency contracts for hedging

- DERIVATIVES
Derivatives involve additional risks and costs. Risks include:
 - inaccurate market predictions - an anticipated increase may result in a loss instead
 - prices may not match - substantial losses may result when there is movement in the price of financial contracts
 - illiquid markets - the fund may not be able to control losses if there is no market for the contracts
 - tax consequences - the fund may have to delay closing out certain positions to avoid adverse tax consequences
 - leveraging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

- INVESTOR PROFILE
This fund may be appropriate for investors who is seeking long-term capital growth from his or her investment, is comfortable with the fund's short-term price volatility and the risks associated with the fund's investment strategy, or is investing through an IRA or other tax-advantaged retirement plans.

                  TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE-1

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

(FORMERLY, IDEX AMERICAN CENTURY INCOME & GROWTH)
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

[BAR GRAPH]                    ------------------

2002                                                                            -19.77
2003                                                                             28.02


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          16.05%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (17.41)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         20.98%      (2.20)%
--------------------------------------------------------------------
    Return after taxes on distributions*        20.95%      (2.20)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                       13.64%      (1.86)%
--------------------------------------------------------------------
  Class B                                       22.41%      (1.93)%
--------------------------------------------------------------------
  Class C(1)(A)                                 25.41%      24.55%
--------------------------------------------------------------------
  Class C2(A)                                   27.41%      (1.42)%
--------------------------------------------------------------------
  Class M                                       25.16%      (1.57)%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)                     28.67%      (3.80)%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2001.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(2)Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and the fund employed a different investment strategy.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C         C2*        M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on         5.50%      None       None      None      1.00%
 purchases (as a % of
 offering price)
----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase   None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C         C2*        M*
----------------------------------------------------------------------------
 Management fees           0.90%     0.90%      0.90%      0.90%     0.90%
 Distribution and          0.35%     1.00%      1.00%      1.00%     0.90%
 service (12b-1) fees
 Other expenses            1.31%     1.31%      1.31%      1.31%     1.31%
----------------------------------------------------------------------------
                              ------------------------------------------
 TOTAL ANNUAL FUND         2.56%     3.21%      3.21%      3.21%     3.11%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)    (0.71)%   (0.71)%    (0.71)%    (0.71)%   (0.71)%
                              ------------------------------------------
 NET OPERATING EXPENSES    1.85%     2.50%      2.50%      2.50%     2.40%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(e) The fund has a contractual arrangement with ATFA through 2/28/05, for expenses that exceed 1.50%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%.

(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


                  TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE-2

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

(FORMERLY, IDEX AMERICAN CENTURY INCOME & GROWTH)
--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $728      $1,239     $1,776      $3,236
    B*         $753      $1,223     $1,717      $3,314
    C          $353      $  923     $1,617      $3,464
    C2         $253      $  923     $1,617      $3,464
    M          $440      $  984     $1,653      $3,437
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $728      $1,239     $1,776      $3,236
    B*         $253      $  923     $1,617      $3,314
    C          $253      $  923     $1,617      $3,464
    C2         $253      $  923     $1,617      $3,464
    M          $341      $  984     $1,653      $3,437
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   American Century Investment Management, Inc.
   American Century Tower
   4500 Main Street
   Kansas City, Missouri 64111

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $100 million...............................    0.90%
over $100 million up to $250 million.............    0.85%
over $250 million................................    0.80%

PORTFOLIO MANAGERS:

American Century uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

MARK MALLON, Chief Investment Officer and Executive Vice President, has been a member of the team that manages the fund. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a bachelor of arts from Westminster College and an MBA from Cornell University. He is a CFA charterholder.

CHARLES A. RITTER, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder.


BRENDAN HEALY, CFA, Portfolio Manager, is a member of the team that manages the fund. He joined American Century in April 2000. Before joining American Century, he spent 6 years at UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona. He also has an MBA from the University of Texas.


                  TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE-3

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE


(FORMERLY, IDEX AMERICAN CENTURY INCOME & GROWTH)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                  CLASS A                              CLASS B                       CLASS C(1)
                                     -----------------------------------------------------------------------------------------------
                                           Year or Period Ended                  Year or Period Ended           Year or Period Ended
                                            October 31, (d)(g)                    October 31, (d)(g)             October 31, (d)(g)
                                     -----------------------------------------------------------------------------------------------
                                      2003     2002     2001     2000     2003      2002      2001      2000            2003
                                     ------   ------   ------   ------   -------   -------   -------   ------   --------------------
Net Asset Value, Beginning of
 Period                               $7.55    $8.79   $10.83   $10.00     $7.41     $8.69    $10.79   $10.00           $7.32
Investment Operations:
 Net Investment Income (Loss)          0.04     0.01    (0.03)       -     (0.01)    (0.05)    (0.10)   (0.04)          (0.01)
 Net Realized and Unrealized Gain
   (Loss)                              1.50    (1.25)   (2.01)    0.83      1.47     (1.23)    (2.00)    0.83            1.56
   Total Operations                    1.54    (1.24)   (2.04)    0.83      1.46     (1.28)    (2.10)    0.79            1.55
                                     -----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income               -        -        -        -         -         -         -        -               -
 From Net Realized Gains                  -        -        -        -         -         -         -        -               -
   Total Distributions                    -        -        -        -         -         -         -        -               -
Net Asset Value, End of Period        $9.09    $7.55    $8.79   $10.83     $8.87     $7.41     $8.69   $10.79           $8.87
                                     ===============================================================================================

Total Return (c)                      20.40%  (14.15)% (18.80)%   8.30%    19.70%   (14.76)%  (19.41)%   7.86%          21.17%
 Net Assets, End of Period (000's)   $8,988   $7,908   $5,183   $2,974   $17,245   $14,446   $11,623   $3,635          $1,230
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                             1.85%     1.8%    1.55%    1.55%     2.50%     2.45%     2.20%    2.20%           2.50%
   Total (f)                           2.56%    2.43%    2.49%    6.85%     3.21%     3.08%     3.14%    7.50%           3.21%
 Net Investment Income (Loss) to
   Average Net Assets (a)              0.53%    0.09%   (0.28)%  (0.42)%   (0.12)%   (0.56)%   (0.93)%  (1.07)%         (0.12)%
 Portfolio Turnover Rate (b)             76%     161%     113%     111%       76%       76%      161%     113%            111%

                                               CLASS C2(2)                           CLASS M
                                    -------------------------------------------------------------------------
                                          Year or Period Ended                Year or Period Ended
                                           October 31, (d)(g)                   April 30, (d)(g)
                                    -------------------------------------------------------------------------
                                     2003     2002     2001     2000     2003     2002     2001     2000
                                    ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of
 Period                              $7.41    $8.69   $10.79   $10.00    $7.43    $8.71   $10.79   $10.00
Investment Operations:
 Net Investment Income (Loss)        (0.01)   (0.05)   (0.08)   (0.04)       -    (0.04)   (0.09)   (0.04)
 Net Realized and Unrealized Gain
   (Loss)                             1.47    (1.23)   (2.02)    0.83     1.47    (1.24)   (1.99)    0.83
   Total Operations                   1.46    (1.28)   (2.10)    0.79     1.47    (1.28)   (2.08)    0.79
                                    -------------------------------------------------------------------------
Distributions:
 From Net Investment Income              -        -        -        -        -        -        -        -
 From Net Realized Gains                 -        -        -        -        -        -        -        -
   Total Distributions                   -        -        -        -        -        -        -        -
Net Asset Value, End of Period       $8.87    $7.41    $8.69   $10.79   $8. 90    $7.43    $8.71   $10.79
                                    =========================================================================
Total Return (c)                     19.70%  (14.76)% (19.41)%   7.86%   19.78%  (14.68)% (19.32)%   7.93%
 Net Assets, End of Period (000's)  $5,498   $4,223   $3,985   $2,077   $2,187   $2,504   $2,110     $741
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                            2.50%    2.45%    2.20%    2.20%    2.40%    2.35%    2.10%    2.10%
   Total (f)                          3.21%    3.08%    3.14%    7.50%    3.11%    2.98%    3.04%    7.40%
 Net Investment Income (Loss) to
   Average Net Assets (a)            (0.12)%  (0.56)%  (0.93)%  (1.07)%  (0.02)%  (0.46)%  (0.83)%  (0.97)%
 Portfolio Turnover Rate (b)            76%     161%     113%     111%      76%     161%     113%     111%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX American Century Large Company Value ("the Fund") commenced operations on March 1, 2000. The inception date for the Fund's offering of share Class C was November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                  TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE-4

TA IDEX SALOMON INVESTORS VALUE


(FORMERLY, IDEX SALOMON INVESTORS VALUE)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Salomon Investors Value is to seek long-term growth of capital. Current income is a secondary objective.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing fund assets principally in:

-common stocks of established U.S. companies. SaBAM emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risks. The fund manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. The fund manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, SaBAM looks for:


- Share prices that appear to be temporarily oversold or do not reflect positive company developments.



- Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.



- Special situations including corporate events, changes in management, regulatory changes or turnaround situations.



- Company specific items such as competitive market position, competitive products and services, experience management team and stable financial condition.


To a lesser degree, the fund invests in income producing securities such as debt securities.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term capital appreciation and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total return for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR GRAPH)

1998                                                                             -7.24
1999                                                                              8.32
2000                                                                             17.30
2001                                                                             -1.87
2002                                                                            -20.29
2003                                                                             29.09


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          18.74%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (20.39)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


----------------------------------------------------------------------
                                                            LIFE OF
                                   1 YEAR      5 YEARS      FUND***
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes            21.99%       3.93%        4.36%
----------------------------------------------------------------------
    Return after taxes on
    distributions*                 21.81%       3.74%        4.10%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of
    fund shares*                   14.29%       3.29%        3.68%
----------------------------------------------------------------------
  Class B                          23.32%       4.28%        4.57%
----------------------------------------------------------------------
  Class C (1)(A)                   26.32%        --          27.03%
----------------------------------------------------------------------
  Class C2 (2)(A)                  28.32%        --          4.29%
----------------------------------------------------------------------
  Class M                          26.17%       4.34%        4.52%
----------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses,
  or taxes)                        28.67%      (0.57)%       6.73%
----------------------------------------------------------------------


  *The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  **Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary. ***The fund commenced operations on March 1, 1997.

  (1)For the period November 11, 2002 (date of inception) - December 31, 2003.


                        TA IDEX SALOMON INVESTORS VALUE-1

TA IDEX SALOMON INVESTORS VALUE

(FORMERLY, IDEX SALOMON INVESTORS VALUE)
--------------------------------------------------------------------------------


  (2)For the period November 1, 1999 (date of inception) - December 31, 2003.


  (A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None     None     None      1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Management fees             0.80%     0.80%     0.80%   0.80%      0.80%
 Distribution and service    0.35%     1.00%     1.00%   1.00%      0.90%
 (12b-1) fees
 Other expenses              0.27%     0.27%     0.27%   0.27%      0.27%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           1.42%     2.07%     2.07%   2.07%      1.97%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)       0.00%     0.00%     0.00%   0.00%      0.00%
                               -----------------------------------------
 NET OPERATING EXPENSES      1.42%     2.07%     2.07%   2.07%      1.97%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangements with ATFA through 2/28/05 for expenses that exceed 1.20%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder
Information -- Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $687       $975      $1,284      $2,158
    B*         $710       $949      $1,214      $2,234
    C          $310       $649      $1,114      $2,400
    C2         $210       $649      $1,114      $2,400
    M          $397       $712      $1,152      $2,373
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $687       $975      $1,284      $2,158
    B*         $210       $649      $1,114      $2,234
    C          $210       $649      $1,114      $2,400
    C2         $210       $649      $1,114      $2,400
    M          $298       $712      $1,152      $2,373
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

SUB-ADVISER:

   Salomon Brothers Asset Management Inc
   388 Greenwich Street
   New York, New York 10013

ADVISORY FEE:

AVERAGE DAILY NET ASSETS

First $500 million...............................    0.80%
over $500 million................................    0.70%

PORTFOLIO MANAGERS:

JOHN B. CUNNINGHAM, CFA, and MARK J. MCALLISTER, CFA, serve as co-portfolio managers of this fund. Mr. Cunningham is a Managing Director of SaBAM and vice president of Salomon's Investors Value fund. He has served as a Director of SaBAM since 1991.

Mr. McAllister, Director and co-portfolio manager, was executive vice president and portfolio manager of JLW Capital Mgmt. Inc. from March 1998 to May 1999, and prior to March 1998, was a vice president and equity analyst at Cohen and Steers Capital Management.

                        TA IDEX SALOMON INVESTORS VALUE-2

TA IDEX SALOMON INVESTORS VALUE


(FORMERLY, IDEX SALOMON INVESTORS VALUE)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand each fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                 CLASS A                            CLASS B
                              ------------------------------------------------------------------
                                           Year or Period Ended                Year or Period Ended
                                             October 31, (d)                    October 31, (d)
                              ------------------------------------------------------------------
                                2003      2002      2001      2000     1999     2003      2002
                              --------   -------   -------   ------   ------   -------   -------
Net Asset Value, Beginning
 of Period                      $10.21    $12.55    $12.91   $11.28   $11.09     $9.84    $12.19
Investment Operations:
 Net Investment Income
(Loss)                            0.08      0.04      0.07     0.09     0.05      0.01     (0.01)
 Net Realized and Unrealized
   Gain (Loss)                    2.31     (2.10)    (0.42)    1.54     0.41      2.23     (2.06)
 Total Operations                 2.39     (2.06)    (0.35)    1.63     0.46      2.24     (2.07)
                              ------------------------------------------------------------------
Distributions:
 From Net Investment Income     $(0.02)        -         -        -        -    $(0.02)        -
 From Net Realized Gains         (0.07)    (0.28)    (0.01)       -    (0.27)    (0.07)    (0.28)
   Total Distributions           (0.09)    (0.28)    (0.01)       -    (0.27)    (0.09)    (0.28)
Net Asset Value, End of
 Period                         $12.51    $10.21    $12.55   $12.91   $11.28    $11.99     $9.84
                              ==================================================================

Total Return (c)                 23.57%   (16.90)%   (2.68)%  14.38%    4.34%    22.93%   (17.47)%
Net Assets, End of Period
 (000's)                      $233,779   $46,960   $12,176   $8,431   $7,972   $20,102   $16,980
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets (a)
   Net (e)                        1.42%     1.55%     1.55%    1.55%    1.64%     2.07%     2.20%
   Total (f)                      1.42%     1.91%     1.93%    2.20%    2.28%     2.07%     2.56%
 Net Investment Income
   (Loss) to Average Net
   Assets (a)                     0.71%     0.56%     0.48%    0.40%    0.21%     0.06%    (0.09)%
 Portfolio Turnover Rate (b)        32%      101%       29%      50%      26%       32%      101%

                                       CLASS B                  CLASS C(1)                   CLASS C2(2)
                              -------------------------------------------------------------------------------------
                               Year or Period Ended
                                   October 31, (d)          October 31, (d)(g)           October 31, (d)(g)
                              -------------------------------------------------------------------------------------
                               2001      2000      1999            2003            2003     2002     2001     2000
                              -------   -------   ------   --------------------   ------   ------   ------   ------
Net Asset Value, Beginning
 of Period                     $12.61    $11.09   $10.98           $9.77           $9.84   $12.19   $12.61   $11.09
Investment Operations:
 Net Investment Income
(Loss)                          (0.02)    (0.02)   (0.03)           0.01            0.01    (0.01)   (0.02)   (0.02)
 Net Realized and Unrealized
   Gain (Loss)                  (0.39)     1.54     0.41            2.30            2.23    (2.06)   (0.39)    1.54
 Total Operations               (0.41)     1.52     0.38            2.31            2.24    (2.07)   (0.41)    1.52
                              -------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income         -         -        -          $(0.02)         $(0.02)       -        -        -
 From Net Realized Gains        (0.01)        -    (0.27)          (0.07)          (0.07)   (0.28)   (0.01)       -
   Total Distributions          (0.01)        -    (0.27)          (0.09)          (0.09)   (0.28)   (0.01)       -
Net Asset Value, End of
 Period                        $12.19    $12.61   $11.09          $11.99          $11.99    $9.84   $12.19   $12.61
                              =====================================================================================
Total Return (c)                (3.31)%   13.72%    3.68%          23.81%          22.93%  (17.47)%  (3.31)%  13.72%
Net Assets, End of Period
 (000's)                      $20,034   $10,448   $7,311            $797          $2,770   $2,295   $2,288   $1,094
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets (a)
   Net (e)                       2.20%     2.20%    2.29%           2.07%           2.07%    2.20%    2.20%    2.20%
   Total (f)                     2.58%     2.85%    2.93%           2.07%           2.07%    2.56%    2.58%    2.85%
 Net Investment Income
   (Loss) to Average Net
   Assets (a)                   (0.17)%   (0.25)%  (0.44)%          0.05%           0.06%   (0.09)%  (0.17)%  (0.25)%
 Portfolio Turnover Rate (b)       29%       50%      26%             32%             32%     101%      29%      50%

                                                CLASS M
                              -------------------------------------------
                                         Year or Period Ended
                                            October 31, (d)
                              -------------------------------------------
                               2003     2002      2001     2000     1999
                              ------   -------   ------   ------   ------
Net Asset Value, Beginning
 of Period                     $9.90    $12.25   $12.66   $11.12   $11.00
Investment Operations:
 Net Investment Income
(Loss)                          0.02         -    (0.01)       -    (0.02)
 Net Realized and Unrealized
   Gain (Loss)                  2.24     (2.07)   (0.39)    1.54     0.41
 Total Operations               2.26     (2.07)   (0.40)    1.54     0.39
                              -------------------------------------------
Distributions:
 From Net Investment Income   $(0.02)        -        -        -        -
 From Net Realized Gains       (0.07)    (0.28)   (0.01)       -    (0.27)
   Total Distributions         (0.09)    (0.28)   (0.01)       -    (0.27)
Net Asset Value, End of
 Period                       $12.07     $9.90   $12.25   $12.66   $11.12
                              ===========================================
Total Return (c)               22.99%   (17.35)%  (3.21)%  13.82%    3.79%
Net Assets, End of Period
 (000's)                      $2,181    $2,284   $3,373   $2,508   $2,204
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets (a)
   Net (e)                      1.97%     2.10%    2.10%    2.10%    2.19%
   Total (f)                    1.97%     2.46%    2.48%    2.75%    2.83%
 Net Investment Income
   (Loss) to Average Net
   Assets (a)                   0.16%     0.01%   (0.07)%  (0.15)%  (0.34)%
 Portfolio Turnover Rate (b)      32%      101%      29%      50%      26%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                        TA IDEX SALOMON INVESTORS VALUE-3

TA IDEX MARSICO GROWTH (FORMERLY, IDEX MARSICO GROWTH)

--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The investment objective of TA IDEX Marsico Growth is to seek long-term growth of capital.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Banc of America Capital Management, LLC (BACAP), has entered into an agreement with Marsico Capital Management, LLC (Marsico), under which Marsico provides portfolio management to the fund. Marsico seeks to achieve this objective by investing principally in:

- common stocks

This fund, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large-and medium-sized companies selected for their growth potential.

Stocks for this fund are selected based on an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high-quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

- prospects for above-average sales and earnings growth per share

- high return on invested capital

- free cash flow generation

- sound balance sheet, financial and accounting policies and overall financial strength


- apparent use of conservative accounting standards, and transparent financial disclosure


- strong competitive advantages

- effective research, product development and marketing

- pricing flexibility

- strength of management

- general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the fund's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential or there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic political or other conditions, Marsico may invest up to 100% of the fund's assets in cash or short-term debt instruments. This may result in the fund not achieving its investment objective during the time while it is in this temporary defensive posture. While the fund invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%) (1)

                                 CLASS A SHARES
(BAR GRAPH)                    ------------------

2000                                                                             -8.22
2001                                                                            -14.19
2002                                                                            -27.12
2003                                                                             27.23


(1) Prior to November 1, 2002, a different firm managed the fund and the performance set forth prior to that date is attributable to that manager. Marsico employs different investment strategies than the previous sub-adviser.


                             TA IDEX MARSICO GROWTH-1

TA IDEX MARSICO GROWTH (FORMERLY, IDEX MARSICO GROWTH)
--------------------------------------------------------------------------------


-----------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:              06/30/2003           12.50%
-----------------------------------------------------------
  Worst Quarter:              9/30/2002          (16.03)%
-----------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         20.24%      (2.77)%
--------------------------------------------------------------------
    Return after taxes on distributions*        20.24%      (2.87)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                       13.15%      (2.39)%
--------------------------------------------------------------------
  Class B                                       21.44%      (2.53)%
--------------------------------------------------------------------
  Class C (1)(A)                                24.44%       18.75%
--------------------------------------------------------------------
  Class C2 (2)(A)                               26.44%      (5.62)%
--------------------------------------------------------------------
  Class M                                       24.34%      (2.42)%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)                     28.67%      (0.78)%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 1999.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(2)For the period November 1, 1999 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2*       M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None       None     None    1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2*       M*
---------------------------------------------------------------------------
 Management fees             0.80%     0.80%      0.80%     0.80%   0.80%
 Distribution and service    0.35%     1.00%      1.00%     1.00%   0.90%
 (12b-1) fees
 Other expenses              0.65%     0.65%      0.66%     0.65%   0.65%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           1.80%     2.45%      2.46%     2.45%   2.35%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)      (0.05)%   (0.05)%    (0.06)%    (0.05)% (0.05)%
                               -----------------------------------------
 NET OPERATING EXPENSES      1.75%     2.40%      2.40%     2.40%   2.30%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. ("ATFA") through 2/28/05 for expenses that exceed 1.40%, excluding 12b-l fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over two years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,081     $1,467      $2,546
    B*         $743      $1,059     $1,401      $2,622
    C          $343      $  761     $1,305      $2,792
    C2         $243      $  759     $1,301      $2,782
    M          $430      $  821     $1,338      $2,755
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,081     $1,467      $2,546
    B*         $243      $  759     $1,301      $2,622
    C          $243      $  761     $1,305      $2,792
    C2         $243      $  759     $1,301      $2,782
    M          $331      $  821     $1,338      $2,755
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

                             TA IDEX MARSICO GROWTH-2

TA IDEX MARSICO GROWTH (FORMERLY, IDEX MARSICO GROWTH)

--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   AEGON/Transamerica Fund Advisers, Inc.

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Banc of America Capital Management, LLC
   101 South Tryon Street
   Charlotte, North Carolina 28255

ADVISORY FEE:


AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%


PORTFOLIO MANAGERS:

JAMES A. HILLARY, portfolio manager and senior analyst with Marsico Capital Management, LLC, is primarily responsible for the day-to-day management of the fund. Mr. Hillary, who works closely with Thomas F. Marsico in implementing the firm's investment approach, has been with Marsico since its founding in 1997. Before joining Marsico, Mr. Hillary was a principal with W.H. Reaves, a New Jersey-based money management firm and was also previously employed by PriceWaterhouseCoopers.


Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management, and co-manages the investment program of the TA IDEX Marsico Growth (formerly IDEX Marsico Growth Fund). Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.



James A. Hillary co-managers the TA IDEX Marsico Growth (formerly IDEX Marsico Growth Fund) with Mr. Marsico. Mr. Hillary has 15 years of experience as a securities analyst and portfolio manager and was a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm. He holds a bachelor's degree from Rutgers University and a law degree from Fordham University.


Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

                             TA IDEX MARSICO GROWTH-3

TA IDEX MARSICO GROWTH (FORMERLY, IDEX MARSICO GROWTH)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                     CLASS A                                          CLASS B
                                  -----------------------------------------------------------------------------------------------
                                               Year or Period Ended                             Year or Period Ended
                                                October 31, (d)(g)                               October 31, (d)(g)
                                  -----------------------------------------------------------------------------------------------
                                    2003      2002      2001      2000     1999     2003      2002      2001      2000      1999
                                  --------   -------   -------   ------   ------   -------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $7.56     $9.10    $12.54   $11.40   $10.00     $7.36     $8.92    $12.41    $11.35   $10.00
Investment Operations:
 Net Investment Income (Loss)        (0.08)    (0.06)    (0.05)    0.02     0.03     (0.12)    (0.11)    (0.11)    (0.06)   (0.02)
 Net Realized and Unrealized
   Gain (Loss)                        1.49     (1.48)    (3.25)    1.15     1.37     $1.44     (1.45)    (3.24)     1.15     1.37
 Total Operations                     1.41     (1.54)    (3.30)    1.17     1.40      1.32     (1.56)    (3.35)     1.09     1.35
                                  -----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income              -         -         -        -        -         -         -         -         -        -
 From Net Realized Gains                 -         -     (0.14)   (0.03)       -         -         -     (0.14)    (0.03)       -
   Total Distributions                   -         -     (0.14)   (0.03)       -         -         -     (0.14)    (0.03)       -
Net Asset Value, End of Period       $8.97     $7.56     $9.10   $12.54   $11.40     $8.68     $7.36     $8.92    $12.41   $11.35
                                  ===============================================================================================

Total Return (c)                     18.65%   (16.88)%  (26.63)%  10.29%   13.97%    17.93%   (17.52)%  (27.25)%    9.54%   13.54%
Net Assets, End of Period
 (000's)                           $34,167    $5,752    $7,361   $6,587   $1,978   $19,723   $14,130   $15,081    $7,908   $2,261
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                            1.75%     1.73%     1.55%    1.55%    1.55%     2.40%     2.38%     2.20%     2.20%    2.20%
   Total (f)                          1.80%     2.05%     2.03%    2.53%    7.65%     2.45%     2.70%     2.68%     3.18%    8.30%
 Net Investment Income (Loss) to
   Average Net Assets (a)            (0.97)%   (0.56)%   (0.43)%  (0.47)%  (0.55)%   (1.62)%   (1.21)%   (1.08)%   (1.12)%  (1.20)%
 Portfolio Turnover Rate (b)           129%       34%       15%      25%      22%      129%       34%       15%       25%      22%

                                       CLASS C(1)                   CLASS C2(2)
                                  --------------------------------------------------------
                                  Year or Period Ended         Year or Period Ended
                                   October 31, (d)(g)           October 31, (d)(g)
                                  --------------------------------------------------------
                                          2003            2003     2002     2001     2000
                                  --------------------   ------   ------   ------   ------
Net Asset Value, Beginning of
 Period                                   $7.18           $7.36    $8.92   $12.41   $11.35
Investment Operations:
 Net Investment Income (Loss)             (0.12)          (0.12)   (0.12)   (0.12)   (0.06)
 Net Realized and Unrealized
   Gain (Loss)                             1.62            1.44    (1.44)   (3.23)    1.15
 Total Operations                          1.50            1.32    (1.56)   (3.35)    1.09
                                  --------------------------------------------------------
Distributions:
 From Net Investment Income                   -               -        -        -        -
 From Net Realized Gains                      -               -        -    (0.14)   (0.03)
   Total Distributions                        -               -        -    (0.14)   (0.13)
Net Asset Value, End of Period            $8.68           $8.68    $7.36    $8.92   $12.41
                                  ========================================================
Total Return (c)                          20.89%          17.93%  (17.52)% (27.25)%   9.54%
Net Assets, End of Period
 (000's)                                 $1,200          $2,292   $2,301   $4,719   $6,484
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                                 2.40%           2.40%    2.38%    2.20%    2.20%
   Total (f)                               2.46%           2.45%    2.70%    2.68%    3.18%
 Net Investment Income (Loss) to
   Average Net Assets (a)                 (1.62)%         (1.62)%  (1.21)%  (1.08)%  (1.12)%
 Portfolio Turnover Rate (b)                129%            129%      34%      15%      25%

                                                    CLASS M
                                  -------------------------------------------
                                             Year or Period Ended
                                              October 31, (d)(g)
                                  -------------------------------------------
                                   2003     2002      2001     2000     1999
                                  ------   -------   ------   ------   ------
Net Asset Value, Beginning of
 Period                            $7.39     $8.95   $12.43   $11.36   $10.00
Investment Operations:
 Net Investment Income (Loss)      (0.11)    (0.11)   (0.11)   (0.05)   (0.01)
 Net Realized and Unrealized
   Gain (Loss)                      1.44     (1.45)   (3.23)    1.15     1.37
 Total Operations                   1.33     (1.56)   (3.34)    1.10     1.36
                                  -------------------------------------------
Distributions:
 From Net Investment Income            -         -        -        -        -
 From Net Realized Gains               -         -    (0.14)   (0.03)       -
   Total Distributions                 -              (0.14)   (0.03)       -
Net Asset Value, End of Period    $$8.72     $7.39    $8.95   $12.43   $11.36
                                  ===========================================
Total Return (c)                   18.00%   (17.43)% (27.15)%   9.65%   13.61%
Net Assets, End of Period
 (000's)                          $3,920    $3,320   $3,201   $2,976     $748
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                          2.30%     2.28%    2.10%    2.10%    2.10%
   Total (f)                        2.35%     2.60%    2.58%    3.08%    8.20%
 Net Investment Income (Loss) to
   Average Net Assets (a)          (1.52)%   (1.11)%  (0.98)%  (1.02)%  (1.10)%
 Portfolio Turnover Rate (b)         129%       34%      15%      25%      22%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on any initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002 and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Marsico Growth ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                             TA IDEX MARSICO GROWTH-4

TA IDEX JANUS GROWTH & INCOME


(FORMERLY, IDEX JANUS GROWTH & INCOME)
--------------------------------------------------------------------------------


PLEASE NOTE: AT A RECENT MEETING OF THE BOARD OF TRUSTEES, THE BOARD APPROVED THE MERGER OF THIS FUND WITH TA IDEX JANUS BALANCED, SUBJECT TO SHAREHOLDER APPROVAL. ALSO, SUBJECT TO APPROVAL BY SHAREHOLDERS OF TA IDEX JANUS BALANCED, TRANSAMERICA INVESTMENT MANAGEMENT, LLC WILL BECOME SUB-ADVISER OF THAT FUND, AND THE FUND WILL BE NAMED TA IDEX TRANSAMERICA BALANCED. IF APPROVED, THESE CHANGES WILL BE EFFECTIVE UPON THE CLOSE OF BUSINESS ON OR ABOUT APRIL 30, 2004.


SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Janus Growth & Income is to seek long-term capital growth and current income.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the fund's objective by investing principally in:

- equity securities

The fund normally invests up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities that the fund manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the fund manager believes they have potential for increasing or commencing dividend payments. Stocks selected for this fund include those of both domestic and foreign issuers.

The income component of the fund may include fixed income securities. Unless otherwise limited by its specific investment policies, the fund may also invest without limit in foreign equity and debt securities. The fund will invest less than 35% of its net assets in high-yield/high-risk bonds (commonly known as "junk bonds").

Please see Appendix B for a description of ratings.

In addition to considering economic factors such as the effect of interest rates on the fund's investments, the fund manager applies a "bottom up" approach in choosing investments. If the fund manager is unable to find such investments, the fund's assets may be in cash or other similar investments.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

While the fund invests principally in equity securities, the fund manager may, to a lesser extent, invest in warrants, preferred stocks or convertible securities selected primarily for their growth potential, or other securities and investment strategies in pursuit of its investment objective.

WHAT IS "BOTTOM UP" ANALYSIS?
When a sub-adviser used a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they teamed to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days
 - forward foreign currency contracts for hedging

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 - changes in interest rates
 - length of time to maturity may cause fluctuations in the value of the security
 - issuers defaulting on their obligations to pay
 - dependency on the ability of the issuer to meet interest or principal payments

                         TA IDEX JANUS GROWTH & INCOME-1

TA IDEX JANUS GROWTH & INCOME


(FORMERLY, IDEX JANUS GROWTH & INCOME)
--------------------------------------------------------------------------------

- HIGH-YIELD/HIGH RISK SECURITIES

 - credit risk
 - greater sensitivity to interest rate movements
 - greater vulnerability to economic changes
 - decline in market value in event of default
 - less liquidity
 - greater chance of default than higher rated debt securities

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who seek growth of capital with varying degrees of emphasis on income but do not desire a consistent level of income. The investor must be able to tolerate the greater risks associated with common stock investments.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

2001                                                                            -10.58
2002                                                                            -19.66
2003                                                                             23.37


-------------------------------------------------------------
CLASS A SHARES                 QUARTER ENDED       RETURN
-------------------------------------------------------------
  Best Quarter:                 12/31/2003          12.14%
-------------------------------------------------------------
  Worst Quarter:                 9/30/2002         (14.98)%
-------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


---------------------------------------------------------------
                                                     LIFE OF
                                       1 YEAR        FUND***
---------------------------------------------------------------
  Class A
---------------------------------------------------------------
    Return before taxes                16.58%        (5.64)%
---------------------------------------------------------------
    Return after taxes on
    distributions*                     16.58%        (5.64)%
---------------------------------------------------------------
    Return after taxes on
    distributions and sales of
    fund shares*                       10.78%        (4.81)%
---------------------------------------------------------------
  Class B                              17.60%        (5.50)%
---------------------------------------------------------------
  Class C (1)(A)                       20.60%         18.34%
---------------------------------------------------------------
  Class C2 (A)                         22.60%        (4.55)%
---------------------------------------------------------------
  Class M                              20.45%        (4.75)%
---------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                               28.67%        (3.77)%
---------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on 12/15/2000.
(1)For the period November 11, 2002 (date of inception) - December 31, 2003.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


                         TA IDEX JANUS GROWTH & INCOME-2

TA IDEX JANUS GROWTH & INCOME

(FORMERLY, IDEX JANUS GROWTH & INCOME)
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                            A         B          C         C2*         M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on        5.50%      None       None       None      1.00%
 purchases (as a % of
 offering price)
----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase  None(a)   5.00%(b)   1.00%(c)     None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                           CLASS OF SHARES
                                           ---------------
                            A         B          C         C2*         M*
----------------------------------------------------------------------------
 Management fees          1.00%     1.00%      1.00%      1.00%      1.00%
 Distribution and         0.35%     1.00%      1.00%      1.00%      0.90%
 service (12b-1) fees
 Other expenses           0.80%     0.80%      0.80%      0.80%      0.80%
----------------------------------------------------------------------------
                             -------------------------------------------
 TOTAL ANNUAL FUND        2.15%     2.80%      2.80%      2.80%      2.70%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)   (0.20)%   (0.20)%    (0.20)%    (0.20)%    (0.20)%
                             -------------------------------------------
 NET OPERATING EXPENSES   1.95%     2.60%      2.60%      2.60%      2.50%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(e) The fund has a contractual arrangement with ATFA through 2/28/05, for expenses that exceed 1.60%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.60%.

(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


* Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $737      $1,168     $1,624      $2,881
    B*         $763      $1,149     $1,561      $2,959
     C         $363      $  849     $1,461      $3,114
    C2         $263      $  849     $1,461      $3,114
     M         $450      $  911     $1,498      $3,087
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $737      $1,168     $1,624      $2,881
    B*         $263      $  849     $1,461      $2,959
     C         $263      $  849     $1,461      $3,114
    C2         $263      $  849     $1,461      $3,114
     M         $351      $  911     $1,498      $3,087
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

                         TA IDEX JANUS GROWTH & INCOME-3

TA IDEX JANUS GROWTH & INCOME


(FORMERLY, IDEX JANUS GROWTH & INCOME)
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Janus Capital Management LLC

   151 Detroit Street


   Denver, Colorado 80206-4805


ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $100 million...............................    1.00%
the next $400 million............................    0.95%
over $500 million................................    0.85%

PORTFOLIO MANAGERS:

DAVID J. CORKINS, vice president, has managed this fund since its inception. Prior to joining Janus in 1995, he served as Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. Mr. Corkins serves as portfolio manager of other Janus funds.

Janus has provided investment advisory services to various clients since 1970.

                         TA IDEX JANUS GROWTH & INCOME-4

TA IDEX JANUS GROWTH & INCOME


(FORMERLY, IDEX JANUS GROWTH & INCOME)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                          CLASS A                           CLASS B                     CLASS C(1)
                                ---------------------------------------------------------------------------------------
                                    Year or Period Ended             Year or Period Ended          Year or Period Ended
                                     October 31, (d)(g)               October 31, (d)(g)            October 31, (d)(g)
                                ---------------------------------------------------------------------------------------
                                 2003       2002       2001       2003        2002       2001              2003
                                ------     ------     ------     -------     ------     ------     --------------------
Net Asset Value, Beginning of
 Period                          $7.26      $8.44     $10.00       $7.16      $8.38     $10.00             $7.11
Investment Operations:
 Net Investment Income (Loss)    (0.04)     (0.03)      0.03       (0.09)     (0.09)     (0.03)            (0.09)
 Net Realized and Unrealized
   Gain (Loss)                    1.10      (1.15)     (1.59)       1.08      (1.13)     (1.59)             1.13
   Total Operations               1.06      (1.18)     (1.56)       0.99      (1.22)     (1.62)             1.04
                                ---------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income          -          -          -           -          -          -                 -
 From Net Realized Gains             -          -          -           -          -          -                 -
   Total Distributions               -          -          -           -          -          -                 -
Net Asset Value, End of Period   $8.32      $7.26      $8.44       $8.15      $7.16      $8.38             $8.15
                                =======================================================================================
Total Return (c)                 14.60%    (13.94)%   (15.64)%     13.83%    (14.56)%   (16.20)%           14.63%
Net Assets End of Period
 (000's)                        $6,556     17,754      3,881     $20,130     15,868     11,884            $1,515
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                        1.95%      1.93%      1.75%       2.60%      2.58%      2.40%             2.60%
   Total (f)                      2.15%      2.28%      3.26%       2.80%      2.93%      3.91%             2.80%
 Net Investment Income (Loss)
   to Average
   Net Assets (a)                (0.50)%    (0.41)%     0.34%      (1.15)%    (1.06)%    (0.31)%           (1.15)%
 Portfolio Turnover Rate (b)        87%        53%        44%         87%        53%        44%               87%

                                        CLASS C2(2)                        CLASS M
                                -------------------------------------------------------------
                                    Year or Period Ended             Year or Period Ended
                                     October 31, (d)(g)               October 31, (d)(g)
                                -------------------------------------------------------------
                                 2003       2002       2001       2003       2002       2001
                                ------     ------     ------     ------     ------     ------
Net Asset Value, Beginning of
 Period                          $7.16      $8.38     $10.00      $7.17      $8.39     $10.00
Investment Operations:
 Net Investment Income (Loss)    (0.09)     (0.10)     (0.03)     (0.08)     (0.09)     (0.03)
 Net Realized and Unrealized
   Gain (Loss)                    1.08      (1.12)     (1.59)      1.08      (1.13)     (1.58)
   Total Operations               0.99      (1.22)     (1.62)      1.00      (1.22)     (1.61)
                                -------------------------------------------------------------
Distributions:
 From Net Investment Income          -          -          -          -          -          -
 From Net Realized Gains             -          -          -          -          -          -
   Total Distributions               -          -          -          -          -          -
Net Asset Value, End of Period   $8.15      $7.16      $8.38      $8.17      $7.17      $8.39
                                =============================================================
Total Return (c)                 13.83%    (14.56)%   (16.20)%    13.95%    (14.53)%   (16.11)%
Net Assets End of Period
 (000's)                        $3,110      3,441      2,469     $2,182      1,864      1,698
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                        2.60%      2.58%      2.40%      2.50%      2.48%      2.30%
   Total (f)                      2.80%      2.93%      3.91%      2.70%      2.83%      3.81%
 Net Investment Income (Loss)
   to Average
   Net Assets (a)                (1.15)%    (1.06)%    (0.31)%    (1.05)%    (0.96)%    (0.21)%
 Portfolio Turnover Rate (b)        87%        53%        44%        87%        53%        44%


(a) Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Janus Growth & Income ("the Fund") commenced operations on December 15, 2000. The inception date for the Fund's offering of Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                         TA IDEX JANUS GROWTH & INCOME-5

TA IDEX TRANSAMERICA EQUITY


(FORMERLY, IDEX TRANSAMERICA EQUITY)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Transamerica Equity is to maximize long-term growth.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities

TIM generally invests at least 80% of the fund's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

- shareholder-oriented management

- dominance in market share

- cost production advantages

- leading brands

- self-financed growth

- attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the fund's principal investment strategies). To the extent it invests in these securities, the fund may not be able to achieve its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- STOCK SELECTION ANALYSIS
The criteria used by TIM to evaluate securities and companies to include in the fund's portfolio may not be effective and may cause overall returns to be lower than if other evaluation methods are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

2001                                                                            -17.53
2002                                                                            -23.39
2003                                                                             29.78


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          12.85%
------------------------------------------------------------
  Worst Quarter:                9/30/2001         (18.39)%
------------------------------------------------------------


                          TA IDEX TRANSAMERICA EQUITY-1

TA IDEX TRANSAMERICA EQUITY


(FORMERLY, IDEX TRANSAMERICA EQUITY)
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                         LIFE OF***
                                            1 YEAR          FUND
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                     22.65%        (9.58)%
--------------------------------------------------------------------
    Return after taxes on
    distributions*                          22.65%        (9.58)%
--------------------------------------------------------------------
    Return after taxes on distributions
    and sales of fund shares*               14.72%        (7.96)%
--------------------------------------------------------------------
  Class B                                   24.21%        (9.39)%
--------------------------------------------------------------------
  Class C (1)(A)                            27.21%         26.73%
--------------------------------------------------------------------
  Class C2 (A)                              29.21%        (8.91)%
--------------------------------------------------------------------
  Class M                                   26.99%        (9.04)%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction
  for fees, expenses, or taxes)             28.67%        (3.80)%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2000.
(1)For the period November 11, 2002 (date of inception - December 31, 2003.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2*       M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None       None     None    1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f) %
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2*       M*
---------------------------------------------------------------------------
 Management fees             0.80%     0.80%      0.80%     0.80%   0.80%
 Distribution and service    0.35%     1.00%      1.00%     1.00%   0.90%
 (12b-1) fees
 Other expenses              0.41%     0.41%      0.41%     0.41%   0.41%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           1.56%     2.21%      2.21%     2.21%   2.11%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)       0.00%     0.00%      0.00%     0.00%   0.00%
                               -----------------------------------------
 NET OPERATING EXPENSES      1.56%     2.21%      2.21%     2.21%   2.11%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.40%, excluding 12b-l fees.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class -- Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $700      $1,016     $1,353      $2,304
    B*         $724      $  991     $1,285      $2,380
     C         $324      $  691     $1,185      $2,544
    C2         $224      $  691     $1,185      $2,544
     M         $411      $  754     $1,223      $2,517
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $700      $1,016     $1,353      $2,304
    B*         $224      $  691     $1,185      $2,380
     C         $224      $  691     $1,185      $2,544
    C2         $224      $  691     $1,185      $2,544
     M         $312      $  754     $1,223      $2,517
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

                          TA IDEX TRANSAMERICA EQUITY-2

TA IDEX TRANSAMERICA EQUITY


(FORMERLY, IDEX TRANSAMERICA EQUITY)
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
------------------------
First $500 million...............................    0.80%
Over $500 million................................    0.70%

PORTFOLIO MANAGERS:

JEFFREY S. VAN HARTE, CFA (Lead Portfolio Manager) is Senior Vice President and Head of Equity Investments at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Manager for the Transamerica Premier Equity Fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at Transamerica Investment Management, LLC, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the Co-Manager of the Transamerica Premier Balanced Fund and the Transamerica Premier Core Equity Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

TIM, through its affiliates, has provided investment advisory services to various clients since 1967.

                          TA IDEX TRANSAMERICA EQUITY-3

TA IDEX TRANSAMERICA EQUITY (FORMERLY, IDEX TRANSAMERICA EQUITY)

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                     CLASS A                                CLASS B                       CLASS C(1)
                      ---------------------------------------------------------------------------------------------------
                              Year or Period Ended                    Year or Period Ended           Year or Period Ended
                               October 31, (d)(g)                      October 31, (d)(g)             October 31, (d)(g)
                      ---------------------------------------------------------------------------------------------------
                       2003      2002      2001      2000      2003      2002      2001      2000            2003
                      -------   -------   -------   -------   -------   -------   -------   ------   --------------------
Net Asset Value,
 Beginning of Period    $5.52     $6.38    $10.16    $10.00     $5.40     $6.29    $10.12   $10.00           $5.30
Investment
 Operations:
 Net Investment
   Income (Loss)        (0.05)    (0.07)    (0.10)    (0.02)    (0.09)    (0.12)    (0.16)   (0.06)          (0.09)
 Net Realized and
   Unrealized Gain
   (Loss)                1.39     (0.79)    (3.68)     0.18      1.37     (0.77)    (3.67)    0.18            1.47
   Total Operations      1.34     (0.86)    (3.78)     0.16      1.28     (0.89)    (3.83)    0.12            1.38
                      ---------------------------------------------------------------------------------------------------
Distributions:
 From Net Investment
   Income                   -         -         -         -         -         -         -        -               -
 From Net Realized
   Capital Gains            -         -         -         -         -         -         -        -               -
   Total
     Distributions          -         -         -         -         -         -         -        -               -
Net Asset Value, End
 of Period              $6.86     $5.52     $6.38    $10.16     $6.68     $5.40     $6.29   $10.12           $6.68
                      ===================================================================================================

Total Return (c)        24.28%   (13.50)%  (37.20)%    1.60%    23.70%   (14.22)%  (37.78)%   1.17%          26.04%
Net Assets, End of
 Period (000's)       $56,618   $25,127    $2,750    $3,053    $4,613    $2,732    $3,070   $2,840          $1,435
Ratio/Supplemental
 Data:
 Ratio of Expenses
   to Average Net
   Assets (a)
   Net (e)               1.56%     1.74%     1.55%     1.55%     2.21%     2.39%     2.20%    2.20%           2.21%
   Total (f)             1.56%     2.32%     2.75%     6.10%     2.21%     2.98%     3.40%    6.75%           2.21%
 Net Investment
   Income (Loss) to
   Average Net
   Assets (a)           (0.87)%   (1.19)%   (1.15)%   (1.18)%   (1.52)%   (1.84)%   (1.80)%  (1.83)%         (1.52)%
 Portfolio Turnover
   Rate (b)                55%       19%       42%       13%       55%       19%       42%      13%             55%

                                  CLASS C2(2)                               CLASS M
                      -----------------------------------------------------------------------------
                              Year or Period Ended                    Year or Period Ended
                               October 31, (d)(g)                       April 30, (d)(g)
                      -----------------------------------------------------------------------------
                       2003      2002      2001      2000     2003     2002      2001     2000
                      -------   -------   -------   ------   ------   -------   ------   ------
Net Asset Value,
 Beginning of Period    $5.40     $6.29    $10.12   $10.00    $5.42     $6.31   $10.12   $10.00
Investment
 Operations:
 Net Investment
   Income (Loss)        (0.09)    (0.12)    (0.16)   (0.06)   (0.08)    (0.11)   (0.14)   (0.06)
 Net Realized and
   Unrealized Gain
   (Loss)                1.37     (0.77)    (3.67)    0.18     1.36     (0.78)   (3.67)    0.18
   Total Operations      1.28     (0.89)    (3.83)    0.12     1.28     (0.89)   (3.81)    0.12
                      -----------------------------------------------------------------------------
Distributions:
 From Net Investment
   Income                   -         -         -        -        -         -        -        -
 From Net Realized
   Capital Gains            -         -         -        -        -         -        -        -
   Total
     Distributions          -         -         -        -        -         -        -        -
Net Asset Value, End
 of Period              $6.68     $5.40     $6.29   $10.12    $6.70     $5.42    $6.31   $10.12
                      =============================================================================
Total Return (c)        23.70%   (14.22)%  (37.78)%   1.17%   23.62%   (14.08)% (37.69)%   1.24%
Net Assets, End of
 Period (000's)          $725      $914    $1,318   $1,118     $626      $735     $794     $969
Ratio/Supplemental
 Data:
 Ratio of Expenses
   to Average Net
   Assets (a)
   Net (e)               2.21%     2.39%     2.20%    2.20%    2.11%     2.29%    2.10%    2.10%
   Total (f)             2.21%     2.98%     3.40%    6.75%    2.11%     2.88%    3.30%    6.65%
 Net Investment
   Income (Loss) to
   Average Net
   Assets (a)           (1.52)%   (1.84)%   (1.80)%  (1.83)%  (1.42)%   (1.74)%  (1.70)%  (1.73)%
 Portfolio Turnover
   Rate (b)                55%       19%       42%      13%      55%       19%      42%      13%


(a)  Annualized.
(b)  Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expense to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Transamerica Equity ("the Fund") commenced operations on March 1, 2000. The inception date for the Fund's offering of Class C shares is November 11, 2002.


(1)  Formerly Class L shares, prior to March 1, 2004.


(2)  Formerly Class C shares, prior to March 1, 2004.


                          TA IDEX TRANSAMERICA EQUITY-4

TA IDEX ALGER AGGRESSIVE GROWTH


(FORMERLY, IDEX ALGER AGGRESSIVE GROWTH)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS


PLEASE NOTE: AT A RECENT MEETING OF THE BOARD OF TRUSTEES, THE BOARD APPROVED THE MERGER OF THIS FUND WITH TA IDEX TRANSAMERICA EQUITY, SUBJECT TO SHAREHOLDER APPROVAL AT A SPECIAL MEETING CALLED FOR THAT PURPOSE. IF APPROVED, THE MERGER WILL BE EFFECTIVE AT THE CLOSE OF BUSINESS ON OR ABOUT APRIL 30, 2004.


(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Alger Aggressive Growth is long-term capital appreciation.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the fund's objective by investing fund assets principally in:

- equity securities such as common or preferred stocks and, to a lesser extent,

- convertible securities (convertible securities can be exchanged for, or converted into, common stock of such companies)

Under normal market conditions, the fund invests at least 85% of its assets in common stocks. Alger invests in companies of any size that the fund manager considers to be rapidly growing. A research oriented, "bottom-up" approach to security selection is emphasized. Alger may also invest in rights, warrants, options and futures.

When selecting stocks for the fund, Alger considers the following factors:

- insiders' activity

- market style leadership (market dominance of a particular company)

- institutional activity

- relative strength price change (price performance relative to an index)

- price-to-declining U.S. dollar

- earnings to projected change

- quarterly earnings per-share growth rate

Alger selects convertible securities for the fund that can be converted, or exchanged, for stock of the issuer. Convertible securities are often rated below investment grade (i.e., considered to be "junk bonds"), or not rated because they fall below debt obligations and just above common stock in order of preference or priority on the issuer's balance sheet. Alger invests in convertible securities which are rated at or above investment grade.

Alger may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). During this time, the fund may invest up to 100% of its assets in money market instruments and cash equivalents. Under these circumstances, the fund may be unable to achieve its investment objective.

Alger may sell a security in order to buy shares of another company expected to have greater potential for growth or to meet redemptions.

While the fund invests principally in equity and convertible securities, Alger may, to a lesser extent, invest in American Depository Receipts (ADRs), money market instruments, repurchase agreements, or other securities and investment strategies in pursuit of its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- INVESTING AGGRESSIVELY
 - the value of developing-company stocks may be very volatile, and can drop significantly in a short period of time

 - rights, options and futures contracts may not be exercised and may expire worthless

 - warrants and rights may be less liquid than stocks

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital growth aggressively, and who can tolerate wide swings in the value of their investment.

                        TA IDEX ALGER AGGRESSIVE GROWTH-1

TA IDEX ALGER AGGRESSIVE GROWTH


(FORMERLY, IDEX ALGER AGGRESSIVE GROWTH)
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(GRAPH)                        ------------------

1995                                                                             55.00
1996                                                                              5.99
1997                                                                             23.27
1998                                                                             48.92
1999                                                                             69.14
2000                                                                            -32.48
2001                                                                            -17.52
2002                                                                            -35.51
2003                                                                             34.63


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/1999          43.38%
------------------------------------------------------------
  Worst Quarter:               12/31/2000         (22.94)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


------------------------------------------------------------------------
                                                             LIFE OF THE
                                      1 YEAR      5 YEARS      FUND***
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes               27.23%      (5.02)%      10.27%
------------------------------------------------------------------------
    Return after taxes on
    distributions*                    27.23%      (5.52)%       9.29%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares*                           17.70%      (4.26)%       8.71%
------------------------------------------------------------------------
  Class B                             28.82%      (4.84)%      4.05%
------------------------------------------------------------------------
  Class C (2)(A)                      31.89%        --         24.03%
------------------------------------------------------------------------
  Class C2 (1)(A)                     33.82%        --        (10.67)%
------------------------------------------------------------------------
  Class M                             31.60%      (4.73)%      10.32%
------------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                              28.67%      (0.57)%      12.26%
------------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on December 2, 1994.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.



(2)For the period November 1, 1999 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C        C2*         M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on         5.50%      None      None       None      1.00%
 purchases (as a % of
 offering price)
----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase   None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(f)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C        C2*         M*
----------------------------------------------------------------------------
 Management fees           0.80%     0.80%      0.80%     0.80%      0.80%
 Distribution and          0.35%     1.00%      1.00%     1.00%      0.90%
 service (12b-1) Fees
 Other expenses            1.28%     1.28%      1.29%     1.28%      1.28%
----------------------------------------------------------------------------
                              ------------------------------------------
 TOTAL ANNUAL FUND         2.43%     3.08%      3.09%     3.08%      2.98%
 OPERATING EXPENSES
 EXPENSE REDUCTION        (0.88)%   (0.88)%    (0.89)%   (0.88)%    (0.88)%
 (WAIVER)
                              ------------------------------------------
 NET OPERATING EXPENSES    1.55%     2.20%      2.20%     2.20%      2.10%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchase of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase(5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years year).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.20%, excluding 12b-1 fees.

                        TA IDEX ALGER AGGRESSIVE GROWTH-2

TA IDEX ALGER AGGRESSIVE GROWTH

(FORMERLY, IDEX ALGER AGGRESSIVE GROWTH)
--------------------------------------------------------------------------------

(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class -- Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,186     $1,699      $3,101
    B*         $723      $1,169     $1,639      $3,179
    C          $323      $  871     $1,543      $3,340
    C2         $223      $  869     $1,539      $3,331
    M          $410      $  930     $1,575      $3,305
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,186     $1,699      $3,101
    B*         $223      $  869     $1,539      $3,179
    C          $223      $  871     $1,543      $3,340
    C2         $223      $  869     $1,539      $3,331
    M          $311      $  930     $1,575      $3,305
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Fred Alger Management, Inc.
   111 Fifth Avenue, 2nd Floor
   New York, New York 10003

ADVISORY FEE:

Average Daily Net Assets
First $500 million...............................    0.80%
Over $500 million................................    0.70%

PORTFOLIO MANAGERS:

FREDERICK M. ALGER and DAVID HYUN, CFA, serve as co-managers of this fund. Mr. Alger is the key strategist for all portfolios, overseeing the investments of the portfolios. Mr. Hyun is responsible for the day-to-day management of the fund. They have served as co-managers since September 2001. Previously, Mr. Alger served as portfolio manager and security analyst at various firms.

Mr. Hyun joined Alger in 1991 and served as a portfolio manager and senior vice president until June 2000. Mr. Hyun previously served as co-manager of this fund from February 1998 until June 2000. Mr. Hyun joined OppenheimerFunds from June 2000 until September 2001, where he served as portfolio manager for the Oppenheimer Enterprise Fund.

Mr. Alger and Mr. Hyun also serve as portfolio managers of other Alger funds.

Alger has provided investment advisory services to various clients since 1964.

                        TA IDEX ALGER AGGRESSIVE GROWTH-3

TA IDEX ALGER AGGRESSIVE GROWTH (FORMERLY, IDEX ALGER AGGRESSIVE GROWTH)

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                       CLASS A                                  CLASS B
                                  --------------------------------------------------------------------------------
                                                Year or Period Ended                      Year or Period Ended
                                                   October 31, (d)                          October 31, (d)
                                  --------------------------------------------------------------------------------
                                   2003      2002       2001      2000       1999       2003      2002      2001
                                  -------   -------   --------   -------   --------   --------   -------   -------
Net Asset Value, Beginning of
 Period                            $15.27    $20.21     $32.07    $33.05     $22.24     $14.59    $19.48    $31.23
Investment Operations:
 Net Investment Income (Loss)       (0.15)    (0.20)     (0.13)    (0.13)      0.17      (0.25)    (0.32)    (0.29)
 Net Realized and Unrealized
   Gain (Loss)                       3.70     (4.74)    (11.09)     2.15      11.82       3.53     (4.57)   (10.82)
 Total Operations                    3.55     (4.94)    (11.22)     2.02      11.99       3.28     (4.89)   (11.11)
                                  --------------------------------------------------------------------------------
Distributions:
 From Net Investment Income             -         -          -         -          -          -         -         -
 From Net Realized Gains                -         -      (0.64)    (3.00)     (1.18)         -         -     (0.64)
   Total Distributions                  -         -      (0.64)    (3.00)     (1.18)         -         -     (0.64)
Net Asset Value, End of Period     $18.82    $15.27     $20.21    $32.07     $33.05     $17.87    $14.59    $19.48
                                  ================================================================================
Total Return (c)                    23.25%   (24.44)%   (35.56)%    4.81%     55.49%     22.48%   (25.11)%  (36.17)%
Net Assets, End of Period
 (000's)                          $65,778   $59,396   $104,660   $164,730  $100,078    $48,825   $44,439   $71,834
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                           1.55%     1.55%      1.55%     1.55%      1.61%      2.20%     2.20%     2.20%
   Total (f)                         2.43%     2.26%      1.88%     1.77%      1.90%      3.08%     2.91%     2.53%
 Net Investment Income (Loss) to
   Average Net Assets (a)           (0.94)%   (1.05)%    (0.56)%   (0.94)%    (1.15)%    (1.59)%   (1.70)%   (1.21)%
 Portfolio Turnover Rate (b)          187%      174%       105%      108%        96%       187%      174%      105%

                                       CLASS B              CLASS C(1)                    CLASS C2(2)
                                  --------------------------------------------------------------------------------
                                  Year or Period Ended Year or Period Ended           Year or Period Ended
                                   October 31, (d)      October 31, (d)(g)             October 31, (d)(g)
                                  --------------------------------------------------------------------------------
                                    2000      1999             2003            2003     2002      2001      2000
                                  --------   -------   --------------------   ------   -------   -------   -------
Net Asset Value, Beginning of
 Period                             $32.44    $21.93          $14.24          $14.59    $19.48    $31.23    $32.44
Investment Operations:
 Net Investment Income (Loss)        (0.36)    (0.13)          (0.26)          (0.24)    (0.32)    (0.31)    (0.36)
 Net Realized and Unrealized
   Gain (Loss)                        2.15     11.82            3.89            3.52     (4.57)   (10.80)     2.15
 Total Operations                     1.79     11.69            3.63            3.28     (4.89)   (11.11)     1.79
                                  --------------------------------------------------------------------------------
Distributions:
 From Net Investment Income              -         -               -               -         -         -         -
 From Net Realized Gains             (3.00)    (1.18)              -               -         -     (0.64)    (3.00)
   Total Distributions               (3.00)    (1.18)              -               -         -     (0.64)    (3.00)
Net Asset Value, End of Period      $31.23    $32.44          $17.87          $17.87    $14.59    $19.48    $31.23
                                  ================================================================================
Total Return (c)                      4.13%    54.88%          25.49%          22.48%   (25.11)%  (36.17)%    4.13%
Net Assets, End of Period
 (000's)                          $115,689   $47,399            $814          $7,209    $7,028   $10,545   $16,586
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                            2.20%     2.26%           2.20%           2.20%     2.20%     2.20%     2.20%
   Total (f)                          2.42%     2.55%           3.09%           3.08%     2.91%     2.53%     2.42%
 Net Investment Income (Loss) to
   Average Net Assets (a)            (1.59)%   (1.80)%         (1.59)%         (1.59)%   (1.70)%   (1.21)%   (1.59)%
 Portfolio Turnover Rate (b)           108%       96%            187%            187%      174%      105%      108%

                                                     CLASS M
                                  ----------------------------------------------
                                               Year or Period Ended
                                                 October 31, (d)
                                  ----------------------------------------------
                                   2003     2002      2001      2000      1999
                                  ------   -------   -------   -------   -------
Net Asset Value, Beginning of
 Period                           $14.69    $19.59    $31.36    $32.53    $21.98
Investment Operations:
 Net Investment Income (Loss)      (0.23)    (0.30)    (0.27)    (0.32)    (0.09)
 Net Realized and Unrealized
   Gain (Loss)                      3.55     (4.60)   (10.86)     2.15     11.82
 Total Operations                   3.32     (4.90)   (11.13)     1.83     11.73
                                  ----------------------------------------------
Distributions:
 From Net Investment Income            -         -         -         -         -
 From Net Realized Gains               -         -     (0.64)    (3.00)    (1.18)
   Total Distributions                 -         -     (0.64)    (3.00)    (1.18)
Net Asset Value, End of Period    $18.01    $14.69    $19.59    $31.36    $32.53
                                  ==============================================
Total Return (c)                   22.60%   (25.02)%  (36.08)%    4.24%    54.97%
Net Assets, End of Period
 (000's)                          $9,986    $9,906   $18,146   $33,223   $18,538
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                          2.10%     2.10%     2.10%     2.10%     2.16%
   Total (f)                        2.98%     2.81%     2.43%     2.32%     2.45%
 Net Investment Income (Loss) to
   Average Net Assets (a)          (1.49)%   (1.60)%   (1.11)%   (1.49)%   (1.70)%
 Portfolio Turnover Rate (b)         187%      174%      105%      108%       96%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment advisor.


(g) The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                        TA IDEX ALGER AGGRESSIVE GROWTH-4

TA IDEX GREAT COMPANIES - AMERICA(SM)
(FORMERLY, IDEX GREAT COMPANIES - AMERICA(SM))

--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Great Companies - America(SM) is long-term growth of capital.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing principally in:

- large-cap stocks

The fund seeks to invest in common stocks of large, established, United States based companies. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for at least 50 years and survived the founder; have a market cap in excess of $15 billion; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.


The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the fund's benchmark over a set period of time. The sub-adviser will use the Standard & Poor's 500 Composite Stock Price Index (S&P 500) as the performance benchmark for the fund.


Companies identified by the sub-adviser for inclusion in the fund's portfolio may fall outside of the initial screening process. The final selection of companies identified by the stock selection process and the addition of such companies to the fund's portfolio, is at the sole discretion of the sub-adviser, irrespective of the stock screening process or methods used.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses Intrinsic Value investing. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Great Companies strives to manage the fund in a tax efficient manner by minimizing capital gains distributions through its investment strategy. To do so, Great Companies uses the following strategies:

 1. Whenever it intends to make a sale, it will sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

 2. When taxable dividends and interest accumulates, it looks for short term losses to take to offset the income.

 In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

 There is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down

- ESTABLISHED COMPANY STOCKS
Because companies in which this fund invests must have been in existence for at least a 50-year period, certain sector stocks, which would otherwise present attractive investment opportunities, will not be selected for the fund.

- PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

                     TA IDEX GREAT COMPANIES - AMERICA(SM)-1

TA IDEX GREAT COMPANIES - AMERICA(SM)
(FORMERLY, IDEX GREAT COMPANIES - AMERICA(SM))
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the S&P 500, a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[Bar Chart]                    ------------------

2001                                                                            -12.02
2002                                                                            -21.57
2003                                                                             23.80


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                6/30/2003           12.74%
------------------------------------------------------------
  Worst Quarter:               6/30/2002          (16.08)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         16.99%      (3.63)%
--------------------------------------------------------------------
    Return after taxes on distributions*        16.99%      (3.63)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                       11.05%      (3.11)%
--------------------------------------------------------------------
  Class B                                       17.87%      (3.31)%
--------------------------------------------------------------------
  Class C (1)(A)                                20.87%       17.32%
--------------------------------------------------------------------
  Class C2 (A)                                  22.87%      (2.75)%
--------------------------------------------------------------------
  Class M                                       20.71%      (2.94)%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)                     28.67%      (7.03)%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on September 15, 2000.
(1)For the period November 11, 2002 (date of inception) - December 31, 2003.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
           SHAREHOLDER FEES (fees paid directly from your investment)
                                               CLASS OF SHARES
                                               ---------------
                                 A         B          C        C2*         M*
--------------------------------------------------------------------------------
 Maximum sales charge (load)
 imposed on purchases (as a    5.50%      None      None       None      1.00%
 % of offering price)
--------------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase       None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
--------------------------------------------------------------------------------
        ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                               CLASS OF SHARES
                                               ---------------
                                 A         B          C        C2*         M*
--------------------------------------------------------------------------------
 Management fees               0.80%     0.80%      0.80%     0.80%      0.80%
 Distribution and service      0.35%     1.00%      1.00%     1.00%      0.90%
 (12b-1) fees
 Other expenses                0.51%     0.51%      0.51%     0.51%      0.51%
--------------------------------------------------------------------------------
                                   ---------------------------------------
 TOTAL ANNUAL FUND OPERATING   1.66%     2.31%      2.31%     2.31%      2.21%
 EXPENSES
 EXPENSE REDUCTION (E)        (0.11)%   (0.11)%    (0.11)%   (0.11)%    (0.11)%
                                   ---------------------------------------
 NET OPERATING EXPENSES        1.55%     2.20%      2.20%     2.20%      2.10%
--------------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.20%, excluding 12b-l fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


                     TA IDEX GREAT COMPANIES - AMERICA(SM)-2

TA IDEX GREAT COMPANIES - AMERICA(SM)
(FORMERLY, IDEX GREAT COMPANIES - AMERICA(SM))

--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,034     $1,393      $2,399
    B*         $723      $1,011     $1,325      $2,475
    C          $323      $  711     $1,225      $2,637
    C2         $223      $  711     $1,225      $2,637
    M          $410      $  774     $1,263      $2,610



----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $699    $1,034    $1,393      $2,399
    B*        $223    $  711    $1,225      $2,475
    C         $223    $  711    $1,225      $2,637
    C2        $223    $  711    $1,225      $2,637
    M         $311    $  774    $1,263      $2,610
----------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

PORTFOLIO MANAGERS:


JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, L.L.C.


GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of each fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.


MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic and foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani served as Accounting Manager for Deloitte & Touche in Wilton, Connecticut.


Great Companies has provided investment advisory services to various clients since 2000.

                     TA IDEX GREAT COMPANIES - AMERICA(SM)-3

TA IDEX GREAT COMPANIES - AMERICA(SM)
(FORMERLY, IDEX GREAT COMPANIES - AMERICA(SM))

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                  CLASS A                              CLASS B                      CLASS C(1)
                                     ----------------------------------------------------------------------------------------------
                                            Year or Period Ended                 Year or Period Ended          Year or Period Ended
                                             October 31, (d)(g)                   October 31, (d)(g)            October 31, (d)(g)
                                     ----------------------------------------------------------------------------------------------
                                      2003      2002     2001     2000     2003      2002     2001     2000            2003
                                     -------   ------   ------   ------   -------   ------   ------   ------   --------------------
Net Asset Value, Beginning of
 Period                                $7.65    $8.96   $10.58   $10.00     $7.52    $8.87   $10.56   $10.00           $7.51
Investment Operations:
 Net Investment Income (Loss)              -    (0.01)   (0.02)       -     (0.05)   (0.08)   (0.08)   (0.02)          (0.05)
 Net Realized and Unrealized Gain
   (Loss)                               1.12    (1.30)   (1.60)    0.58      1.10    (1.27)   (1.61)    0.58            1.11
   Total Operations                     1.12    (1.31)   (1.62)    0.58      1.05    (1.35)   (1.69)    0.56            1.06
                                     ----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                -        -        -        -         -        -        -        -               -
 From Net Realized Gains                   -        -        -        -         -        -        -        -               -
   Total Distributions                     -        -        -        -         -        -        -        -               -
Net Asset Value, End of Period         $8.77    $7.65    $8.96   $10.58     $8.57    $7.52    $8.87   $10.56           $8.57
                                     ==============================================================================================

Total Return (c)                       14.64%  (14.59)% (15.35)%   5.81%    13.96%  (15.26)% (15.98)%   5.62%          14.11%
Net Assets, End of Period (000's)    $49,040   $55,508  $38,345  $13,377  $62,205   $53,256  $40,769  $7,839          $4,474
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                              1.55%    1.55%    1.55%    1.55%     2.20%    2.20%    2.20%    2.20%           2.20%
   Total (f)                            1.66%    1.66%    1.78%    3.38%     2.31%    2.31%    2.43%    4.03%           2.31%
 Net Investment Income (Loss) to
   Average Net Assets (a)               0.05%   (0.16)%  (0.18)%  (0.08)%   (0.60)%  (0.81)%  (0.83)%  (0.73)%         (0.60)%
 Portfolio Turnover Rate (b)              54%      28%      65%       2%       54%      28%      65%       2%             54%

                                               CLASS C2(2)                              CLASS M
                                    --------------------------------------------------------------------------
                                           Year or Period Ended                  Year or Period Ended
                                            October 31, (d)(g)                     April 30, (d)(g)
                                    --------------------------------------------------------------------------
                                     2003      2002     2001     2000     2003     2002     2001     2000
                                    -------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of
 Period                               $7.52    $8.87   $10.56   $10.00    $7.54    $8.89   $10.56   $10.00
Investment Operations:
 Net Investment Income (Loss)         (0.05)   (0.08)   (0.08)   (0.02)   (0.04)   (0.07)   (0.08)   (0.02)
 Net Realized and Unrealized Gain
   (Loss)                              1.10    (1.27)   (1.61)    0.58     1.10    (1.28)   (1.59)    0.58
   Total Operations                    1.05    (1.35)   (1.69)    0.56     1.06    (1.35)   (1.67)    0.56
                                    --------------------------------------------------------------------------
Distributions:
 From Net Investment Income               -        -        -        -        -        -        -        -
 From Net Realized Gains                  -        -        -        -        -        -        -        -
   Total Distributions                    -        -        -        -        -        -        -        -
Net Asset Value, End of Period        $8.57    $7.52    $8.87   $10.56    $8.60    $7.54    $8.89   $10.56
                                    ==========================================================================
Total Return (c)                      13.96%  (15.26)% (15.98)%   5.62%   14.06%  (15.15)% (15.88)%   5.65%
Net Assets, End of Period (000's)   $16,738   $16,452  $11,953  $2,875   $8,914   $8,710   $7,296   $1,744
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                             2.20%    2.20%    2.20%    2.20%    2.10%    2.10%    2.10%    2.10%
   Total (f)                           2.31%    2.31%    2.43%    4.03%    2.21%    2.21%    2.33%    3.93%
 Net Investment Income (Loss) to
   Average Net Assets (a)             (0.60)%  (0.81)%  (0.83)%  (0.73)%  (0.50)%  (0.71)%  (0.73)%  (0.63)%
 Portfolio Turnover Rate (b)             54%      28%      65%       2%      54%      28%      65%       2%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002 and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Great Companies - America(SM) ("the Fund") commenced operations on July 14, 2000. The inception date for the Fund's offering of share Class C was November 11, 2002.


(1)  Formerly Class L shares, prior to March 1, 2004.


(2)  Formerly Class C shares, prior to March 1, 2004.


                     TA IDEX GREAT COMPANIES - AMERICA(SM)-4

TA IDEX JANUS GROWTH (FORMERLY, IDEX JANUS GROWTH)

--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Janus Growth is growth of capital.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve, this objective by investing principally in:

- equity securities listed on national exchanges or on NASDAQ which the fund's manager believes have a good potential for capital growth, some of which may be of foreign issuers.

The fund's main strategy is to invest almost all of its assets in equity securities at times when the fund's manager believes the market environment favors such investing.

The fund's manager builds the fund one company at a time, emphasizing growth of capital by investing in companies the fund's manager believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the fund's manager also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the fund's manager subjects each company to a rigorous "bottom up" fundamental analyses, carefully researching each potential investment before and after it is incorporated into the fund.

WHAT IS "BOTTOM UP" ANALYSIS?
When a sub-adviser used a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Although themes may emerge in the fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the fund, and any income realized on the fund's investments is incidental to its objective.

The fund's manager may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the fund invests principally in equity securities, the fund's manager may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investments objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days
 - forward foreign currency contracts for hedging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who want capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in the value of their investment.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table on the next page provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges.


                              TA IDEX JANUS GROWTH-1

TA IDEX JANUS GROWTH (FORMERLY, IDEX JANUS GROWTH)
--------------------------------------------------------------------------------

Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR CHART]

1994                                                                             -8.47
1995                                                                             47.12
1996                                                                             17.06
1997                                                                             16.82
1998                                                                             63.98
1999                                                                             58.46
2000                                                                            -28.22
2001                                                                            -28.29
2002                                                                            -30.68
2003                                                                             31.54


------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/1999           31.77%
------------------------------------------------------------
  Worst Quarter:              9/30/2001         (31.66)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


------------------------------------------------------------------------
                                                            10 YEARS OR
                                      1 YEAR      5 YEARS   INCEPTION(4)
------------------------------------------------------------------------
  Class A(3)
------------------------------------------------------------------------
    Return before taxes               24.30%      (6.81)%      7.82%
------------------------------------------------------------------------
    Return after taxes on
    distributions*                    24.30%      (7.72)%      6.10%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares*                           15.80%      (5.44)%      6.33%
------------------------------------------------------------------------
  Class B (3)                         25.82%      (6.59)%      6.45%
------------------------------------------------------------------------
  Class C (1)(A)                      28.82%        --        26.50%
------------------------------------------------------------------------
  Class C2 (2)(A)                     30.82%        --       (13.24)%
------------------------------------------------------------------------
  Class M (3)                         28.60%      (6.49)%      7.85%
------------------------------------------------------------------------
  Class T                             20.69%      (7.06)%      7.86%
------------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)(3)                           28.67%      (0.57)%     11.06%
------------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(2)For the period November 1, 1999 (date of inception) - December 31, 2003.


(3)Date of inception for Class A (5/8/1996); Class B (10/1/1995); Class M (10/1/1993); Class T (6/4/1985); and S&P 500 (5/8/1986).


(4)Returns for Class B, C and C2 are from the date of inception of the class.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
           SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                          A         B        C       C2**       M**        T*
--------------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on      5.50%      None     None     None      1.00%      8.50%
 purchases (as a % of
 offering price)
--------------------------------------------------------------------------------
 Maximum deferred
 sales charge (load)
 (as a percentage of   None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)   None(a)
 purchase price or
 redemption proceeds,
 whichever is lower)
--------------------------------------------------------------------------------
        ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                          A         B        C       C2**       M**        T*
--------------------------------------------------------------------------------
 Management fees        0.87%     0.87%     0.87%   0.87%      0.87%      0.87%
 Distribution and       0.35%     1.00%     1.00%   1.00%      0.90%      0.00%
 service (12b-1) fees
 Other expenses         0.50%     0.50%     0.50%   0.50%      0.50%      0.50%
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND      1.72%     2.37%     2.37%   2.37%      2.27%      1.37%
 OPERATING EXPENSES
 EXPENSE REDUCTION     (0.02%)   (0.02%)    (0.02%) (0.02%)   (0.02%)    (0.02%)
 (WAIVER)
                             ---------------------------------------------
 NET OPERATING          1.70%     2.35%     2.35%   2.35%      2.25%      1.35%
 EXPENSES
--------------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1 % contingent deferred sales charge if redeemed within 18 months of purchase.

(e) The fund has a contractual arrangement with ATFA through 2/28/05, for expenses that exceed 1.50%, excluding 12b-1 fees.

(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.

*Not available to new investors.


**Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


                              TA IDEX JANUS GROWTH-2

TA IDEX JANUS GROWTH (FORMERLY, IDEX JANUS GROWTH)

--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $713      $1,060     $1,430      $2,467
    B*         $738      $1,038     $1,364      $2,543
    C          $338      $  738     $1,264      $2,705
    C2         $238      $  738     $1,264      $2,705
    M          $425      $  800     $1,301      $2,678
    T          $976      $1,245     $1,534      $2,355



---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $713      $1,060     $1,430      $2,467
    B*         $238      $  738     $1,264      $2,543
    C          $238      $  738     $1,264      $2,705
    C2         $238      $  738     $1,264      $2,705
    M          $326      $  800     $1,301      $2,678
    T          $976      $1,245     $1,534      $2,355
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Janus Capital Management LLC

   151 Detroit Street


   Denver, Colorado 80206-4805


ADVISORY FEE:

            AVERAGE DAILY NET ASSETS
First $250 million...............................    1.00%
the next $500 million............................    0.90%
the next $750 million............................    0.80%
over $1.5 billion................................    0.70%

PORTFOLIO MANAGERS:

EDWARD KEELY, CFA, Vice President, serves as manager of this fund.

Mr. Keely has been sole manager of this fund since January, 2000. He served as co-manager of the fund since January, 1999. Prior to joining Janus in 1998, he was a senior vice president of investments at Founders.

                              TA IDEX JANUS GROWTH-3

TA IDEX JANUS GROWTH (FORMERLY, IDEX JANUS GROWTH)

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                    CLASS A
                            --------------------------------------------------------
                                              Year or Period Ended
                                                October 31, (d)
                            --------------------------------------------------------
                              2003       2002       2001        2000         1999
                            --------   --------   --------   ----------   ----------
Net Asset Value, Beginning
 of Period                  $  15.87   $  19.64   $  43.81   $    46.72   $    29.35
Investment Operations:
 Net Investment Income
  (Loss)                       (0.21)     (0.22)     (0.24)        0.03         0.06
 Net Realized and
  Unrealized Gain (Loss)        4.07      (3.55)    (20.80)        5.35        17.70
  Total Operations              3.86      (3.77)    (21.04)        5.38        17.76
                            --------------------------------------------------------
Distributions:
 From Net Investment
  Income                           -          -          -            -            -
 From Net Realized Gains           -          -      (3.13)       (8.29)       (0.39)
  Total Distributions              -          -      (3.13)       (8.29)       (0.39)
Net Asset Value, End of
 Period                     $  19.73   $  15.87   $  19.64   $    43.81   $    46.72
                            ========================================================

Total Return (c)               24.32%    (19.21)%   (51.31)%      10.82%       61.00%
Net Assets, End of Period
 (000's)                    $583,674   $505,704   $770,590   $1,727,573   $1,467,595
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets (a)
  Net (e)                       1.70%      1.66%      1.49%        1.39%        1.40%
  Total (f)                     1.72%      1.69%      1.49%        1.42%        1.43%
 Net Investment Income
  (Loss) to Average Net
  Assets (a)                   (1.22)%    (1.10)%    (0.83)%      (0.61)%      (0.60)%
 Portfolio Turnover Rate
  (b)                             62%        62%        64%          41%          71%

                                                  CLASS B
                            ----------------------------------------------------
                                            Year or Period Ended
                                              October 31, (d)
                            ----------------------------------------------------
                              2003       2002       2001       2000       1999
                            --------   --------   --------   --------   --------
Net Asset Value, Beginning
 of Period                  $  14.93   $  18.63   $  42.08   $  45.38   $  28.63
Investment Operations:
 Net Investment Income
  (Loss)                       (0.31)     (0.34)     (0.41)     (0.36)     (0.56)
 Net Realized and
  Unrealized Gain (Loss)        3.83      (3.36)    (19.91)      5.35      17.70
  Total Operations              3.52      (3.70)    (20.32)      4.99      17.14
                            ----------------------------------------------------
Distributions:
 From Net Investment
  Income                           -          -          -          -          -
 From Net Realized Gains           -          -      (3.13)     (8.29)     (0.39)
  Total Distributions              -          -      (3.13)     (8.29)     (0.39)
Net Asset Value, End of
 Period                     $  18.45   $  14.93   $  18.63   $  42.08   $  45.38
                            ====================================================
Total Return (c)               23.58%    (19.86)%   (51.74)%    10.11%     60.36%
Net Assets, End of Period
 (000's)                    $233,731   $224,348   $354,949   $775,252   $327,926
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets (a)
  Net (e)                       2.35%      2.31%      2.14%      2.04%      2.05%
  Total (f)                     2.37%      2.35%      2.14%      2.07%      2.08%
 Net Investment Income
  (Loss) to Average Net
  Assets (a)                   (1.87)%    (1.75)%    (1.48)%    (1.26)%    (1.25)%
 Portfolio Turnover Rate
  (b)                             62%        62%        64%        41%        71%

                                 CLASS C(1)                     CLASS C2(2)
                            -------------------------------------------------------------
                            Year or Period Ended            Year or Period Ended
                             October 31, (d)(g)              October 31, (d)(g)
                            -------------------------------------------------------------
                                    2003            2003      2002      2001       2000
                            --------------------   -------   -------   -------   --------
Net Asset Value, Beginning
 of Period                         $14.74          $ 14.93   $ 18.63   $ 42.08   $  45.38
Investment Operations:
 Net Investment Income
  (Loss)                            (0.32)           (0.31)    (0.34)    (0.42)     (0.36)
 Net Realized and
  Unrealized Gain (Loss)             4.03             3.83     (3.36)   (19.90)      5.35
  Total Operations                   3.71             3.52     (3.70)   (20.32)      4.99
                            -------------------------------------------------------------
Distributions:
 From Net Investment
  Income                                -                -         -         -          -
 From Net Realized Gains                -                -         -     (3.13)     (8.29)
  Total Distributions                   -                -         -     (3.13)     (8.29)
Net Asset Value, End of
 Period                            $18.45          $ 18.45   $ 14.93   $ 18.63   $  42.08
                            =============================================================
Total Return (c)                    25.17%           23.58%   (19.86)%  (51.74)%    10.11%
Net Assets, End of Period
 (000's)                           $  735          $31,039   $32,168   $54,760   $121,633
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets (a)
  Net (e)                            2.35%            2.35%     2.31%     2.14%      2.04%
  Total (f)                          2.37%            2.37%     2.35%     2.14%      2.07%
 Net Investment Income
  (Loss) to Average Net
  Assets (a)                        (1.88)%          (1.87)%   (1.75)%   (1.48)%    (1.26)%
 Portfolio Turnover Rate
  (b)                                  62%              62%       62%       64%        41%

                                                    CLASS M
                            --------------------------------------------------------
                                              Year or Period Ended
                                                October 31, (d)
                            --------------------------------------------------------
                              2003       2002       2001        2000         1999
                            --------   --------   --------   ----------   ----------
Net Asset Value, Beginning
 of Period                  $  15.08   $  18.78   $  42.35   $    45.58   $    28.74
Investment Operations:
 Net Investment Income
  (Loss)                       (0.29)     (0.32)     (0.39)       (0.29)       (0.47)
 Net Realized and
  Unrealized Gain (Loss)        3.86      (3.38)    (20.05)        5.35        17.70
  Total Operations              3.57      (3.70)    (20.44)        5.06        17.23
                            --------------------------------------------------------
Distributions:
 From Net Investment
  Income                           -          -          -            -            -
 From Net Realized Gains           -          -      (3.13)       (8.29)       (0.39)
  Total Distributions              -          -      (3.13)       (8.29)       (0.39)
Net Asset Value, End of
 Period                     $  18.65   $  15.08   $  18.78   $    42.35   $    45.58
                            ========================================================
Total Return (c)               23.67%    (19.72)%   (51.68)%      10.22%       60.45%
Net Assets, End of Period
 (000's)                    $ 58,272   $ 61,207   $113,794   $  287,530   $  141,586
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets (a)
  Net (e)                       2.25%      2.21%      2.04%        1.94%        1.95%
  Total (f)                     2.27%      2.25%      2.04%        1.97%        1.98%
 Net Investment Income
  (Loss) to Average Net
  Assets (a)                   (1.77)%    (1.65)%    (1.38)%      (1.16)%      (1.15)%
 Portfolio Turnover Rate
  (b)                             62%        62%        64%          41%          71%

                                                    CLASS T
                            --------------------------------------------------------
                                              Year or Period Ended
                                                October 31, (d)
                            --------------------------------------------------------
                              2003       2002       2001        2000         1999
                            --------   --------   --------   ----------   ----------
Net Asset Value, Beginning
 of Period                     16.40      20.20      44.76        47.45        29.74
Investment Operations:
 Net Investment Income
  (Loss)                       (0.16)     (0.16)     (0.14)        0.25         0.40
 Net Realized and
  Unrealized Gain (Loss)        4.21      (3.64)    (21.29)        5.35        17.70
  Total Operations              4.05      (3.80)    (21.43)        5.60        18.10
                            --------------------------------------------------------
Distributions:
 From Net Investment
  Income                           -          -          -            -            -
 From Net Realized Gains           -          -      (3.13)       (8.29)       (0.39)
  Total Distributions              -          -      (3.13)       (8.29)       (0.39)
Net Asset Value, End of
 Period                     $  20.45   $  16.40   $  20.20   $    44.76   $    47.45
                            ========================================================
Total Return (c)               24.70%    (18.82)%   (51.07)%      11.20%       61.34%
Net Assets, End of Period
 (000's)                    $416,719   $368,301   $546,317   $1,232,295   $1,166,965
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets (a)
  Net (e)                       1.35%      1.31%      1.14%        1.04%        1.05%
  Total (f)                     1.37%      1.34%      1.14%        1.07%        1.08%
 Net Investment Income
  (Loss) to Average Net
  Assets (a)                   (0.87)%    (0.75)%    (0.48)%      (0.26)%      (0.25)%
 Portfolio Turnover Rate
  (b)                             62%        62%        64%          41%          71%


(a)  Annualized.
(b)  Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1)  Formerly Class L shares, prior to March 1, 2004.


(2)  Formerly Class C shares, prior to March 1, 2004.


                              TA IDEX JANUS GROWTH-4

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

(FORMERLY, IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX T. Rowe Price Tax-Efficient Growth is to seek attractive long-term capital appreciation on an after-tax basis.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve this objective by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.

T. Rowe Price selects stocks based a combination of fundamental, bottom-up analysis and top down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics.

- a demonstrated ability to consistently increase revenues, earnings, and cash flow

- capable management

- attractive businesses niches

- a sustainable competitive advantage

Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate are also considered. T. Rowe Price typically limits holdings of high-yielding stocks, but the payment of dividends - even above-average dividends - does not disqualify a stock form consideration.

In pursuing the fund's objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

In an effort to achieve the fund's goal of minimizing taxable distributions, T. Rowe Price strives to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when T. Rowe Price believes the risk of holding a security outweighs the tax considerations. When gains are taken, T. Rowe Price will attempt to offset them with losses from other securities.

While most assets will be invested in U.S. common stock, other securities may also be purchased, including foreign stocks (up to 25% of total assets), futures, and options, in keeping with fund objectives.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN STOCKS
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days
 - forward foreign currency contracts for hedging

- STOCK SELECTION ANALYSIS
There is no guarantee the fund's attempt to manage the portfolio in a tax-efficient manner will be successful.

- INVESTOR PROFILE
This fund may be appropriate for investors who want a long-term approach to building capital and who can tolerate the greater risk of share price declines that accompanies an all-stock portfolio. The higher your tax bracket, the more likely the fund will be appropriate.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

                   TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH-1

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
(FORMERLY, IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH)
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

2000                                                                              9.44
2001                                                                             -4.75
2002                                                                            -22.76
2003                                                                             29.65


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          17.46%
------------------------------------------------------------
  Worst Quarter:                6/30/2002         (17.18)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         22.52%      (0.23)%
--------------------------------------------------------------------
    Return after taxes on distributions*        22.52%      (0.34)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                       14.64%      (0.27)%
--------------------------------------------------------------------
  Class B                                       23.95%       0.08%
--------------------------------------------------------------------
  Class C (1)(A)                                26.95%      23.25%
--------------------------------------------------------------------
  Class C2 (A)                                  28.95%      (0.14)%
--------------------------------------------------------------------
  Class M                                       26.88%       0.17%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)                     28.67%      (0.78)%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on 3/1/1999.
(1) For the period November 11, 2002 (date of inception) - December 31, 2003.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C         C2*        M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on         5.50%      None       None      None      1.00%
 purchases (as a % of
 offering price)
----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase   None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C         C2*        M*
----------------------------------------------------------------------------
 Management fees           0.75%     0.75%      0.75%      0.75%     0.75%
 Distribution and          0.35%     1.00%      1.00%      1.00%     0.90%
 service (12b-1) fees
 Other expenses            0.75%     0.75%      0.75%      0.75%     0.75%
----------------------------------------------------------------------------
                              ------------------------------------------
 TOTAL ANNUAL FUND         1.85%     2.50%      2.50%      2.50%     2.40%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)    (0.15)%   (0.15)%    (0.15)%    (0.15)%   (0.15)%
                              ------------------------------------------
 NET OPERATING EXPENSES    1.70%     2.35%      2.35%      2.35%     2.25%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) The fund has a contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.35%, excluding 12b-l fees.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


                   TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH-2

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

(FORMERLY, IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH)
--------------------------------------------------------------------------------

EXPENSES

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $713      $1,086     $1,482      $2,588
    B*         $738      $1,064     $1,417      $2,665
    C          $338      $  764     $1,317      $2,825
    C2         $238      $  764     $1,317      $2,825
    M          $425      $  827     $1,354      $2,798
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $713      $1,086     $1,482      $2,588
    B*         $238      $  764     $1,317      $2,665
    C          $238      $  764     $1,317      $2,825
    C2         $238      $  764     $1,317      $2,825
    M          $326      $  827     $1,354      $2,798
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
Over $500 million................................    0.65%

PORTFOLIO MANAGERS:

The fund is managed by an Investment Advisory Committee. DONALD J. PETERS, Chairman, has the day-to-day responsibility for managing the fund and works with the committee in developing and executing the funds investment program. Mr. Peters has been managing investments since joining T. Rowe Price in 1993. T. Rowe Price has provided investment advisory services since 1937.

                   TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH-3

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

(FORMERLY, IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                     CLASS A                                         CLASS B
                                  ---------------------------------------------------------------------------------------------
                                              Year or Period Ended                            Year or Period Ended
                                               October 31, (d)(g)                              October 31, (d)(g)
                                  ---------------------------------------------------------------------------------------------
                                   2003      2002      2001      2000     1999     2003      2002      2001      2000     1999
                                  -------   -------   -------   ------   ------   -------   -------   -------   ------   ------
Net Asset Value, Beginning of
 Period                             $8.09     $9.54    $10.64   $10.20   $10.00     $7.99     $9.49    $10.63   $10.19   $10.00
Investment Operations:
 Net Investment Income (Loss)       (0.05)    (0.02)     0.05     0.08     0.06     (0.10)    (0.09)    (0.02)    0.02     0.01
 Net Realized and Unrealized
   Gain (Loss)                       1.81     (1.43)    (1.13)    0.44     0.18      1.77     (1.41)    (1.12)    0.44     0.18
   Total Operations                  1.76     (1.45)    (1.08)    0.52     0.24      1.67     (1.50)    (1.14)    0.46     0.19
                                  ---------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income             -         -    $(0.02)  $(0.08)  $(0.04)        -         -         -   $(0.02)       -
 From Net Realized Gains                -         -         -        -        -         -         -         -        -        -
   Total Distributions                  -         -     (0.02)   (0.08)   (0.04)        -         -         -    (0.02)       -
Net Asset Value, End of Period      $9.85     $8.09     $9.54   $10.64   $10.20     $9.66     $7.99     $9.49   $10.63   $10.19
                                  =============================================================================================

Total Return (c)                    21.76%   (15.20)%  (10.14)%   5.14%    2.40%    21.05%   (15.84)%  (10.75)%   4.49%    1.96%
Net Assets, End of Period
 (000's)                          $13,057   $21,389    $8,552   $5,452   $1,840   $14,181   $11,897   $15,500   $7,597   $2,134
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                           1.70%     1.68%     1.55%    1.55%    1.55%     2.35%     2.33%     2.20%    2.20%    2.20%
   Total (f)                         1.85%     1.95%     2.07%    2.68%    7.57%     2.50%     2.60%     2.72%    3.33%    8.22%
 Net Investment Income (Loss) to
   Average Net Assets (a)           (0.56)%   (0.27)%    0.47%    0.66%    1.09%    (1.21)%   (0.92)%   (0.18)%   0.01%     .44%
 Portfolio Turnover Rate (b)           50%       76%       30%      58%      20%       50%       76%       30%      58%      20%

                                       CLASS C(1)                   CLASS C2(2)
                                  ---------------------------------------------------------
                                  Year or Period Ended          Year or Period Ended
                                   October 31, (d)(g)            October 31, (d)(g)
                                  ---------------------------------------------------------
                                          2003            2003     2002     2001      2000
                                  --------------------   ------   ------   -------   ------
Net Asset Value, Beginning of
 Period                                   $7.91           $7.99    $9.49    $10.63   $10.19
Investment Operations:
 Net Investment Income (Loss)             (0.11)          (0.10)   (0.09)    (0.02)    0.02
 Net Realized and Unrealized
   Gain (Loss)                             1.86            1.77    (1.41)    (1.12)    0.44
   Total Operations                        1.75            1.67    (1.50)    (1.14)    0.46
                                  ---------------------------------------------------------
Distributions:
 From Net Investment Income                   -               -        -         -   $(0.02)
 From Net Realized Gains                      -               -        -         -        -
   Total Distributions                        -               -        -         -    (0.02)
Net Asset Value, End of Period            $9.66           $9.66    $7.99     $9.49   $10.63
                                  =========================================================
Total Return (c)                          22.12%          21.05%  (15.84)%  (10.75)%   4.49%
Net Assets, End of Period
 (000's)                                   $473          $3,204   $2,920    $3,419   $1,935
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                                 2.35%           2.35%    2.33%     2.20%    2.20%
   Total (f)                               2.50%           2.50%    2.60%     2.72%    3.33%
 Net Investment Income (Loss) to
   Average Net Assets (a)                 (1.21)%         (1.21)%  (0.92)%   (0.18)%   0.01%
 Portfolio Turnover Rate (b)                 50%             50%      76%       30%      58%

                                                    CLASS M
                                  -------------------------------------------
                                             Year or Period Ended
                                              October 31, (d)(g)
                                  -------------------------------------------
                                   2003     2002      2001     2000     1999
                                  ------   -------   ------   ------   ------
Net Asset Value, Beginning of
 Period                            $8.00     $9.49   $10.63   $10.19   $10.00
Investment Operations:
 Net Investment Income (Loss)      (0.09)    (0.08)   (0.01)    0.03     0.02
 Net Realized and Unrealized
   Gain (Loss)                      1.78     (1.41)   (1.13)    0.44     0.18
   Total Operations                 1.69     (1.49)   (1.14)    0.47     0.20
                                  -------------------------------------------
Distributions:
 From Net Investment Income            -         -        -   $(0.03)  $(0.01)
 From Net Realized Gains               -         -        -        -        -
   Total Distributions                 -         -        -    (0.03)   (0.01)
Net Asset Value, End of Period     $9.69     $8.00    $9.49   $10.63   $10.19
                                  ===========================================
Total Return (c)                   21.13%   (15.71)% (10.66)%   4.59%    2.03%
Net Assets, End of Period
 (000's)                          $1,673    $2,082   $2,888   $1,916   $1,058
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                          2.25%     2.23%    2.10%    2.10%    2.10%
   Total (f)                        2.40%     2.50%    2.62%    3.23%    8.12%
 Net Investment Income (Loss) to
   Average Net Assets (a)          (1.11)%   (0.82)%  (0.08)%   0.11%    0.54%
 Portfolio Turnover Rate (b)          50%       76%      30%      58%      20%


(a)  Annualized.
(b)  Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX T. Rowe Price Tax-Efficient Growth ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                   TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH-4

TA IDEX JENNISON GROWTH


(FORMERLY, IDEX JENNISON EQUITY OPPORTUNITY)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Jennison Growth is to seek long-term growth of capital.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the fund's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a "bottom up" approach, researching and evaluating individual companies, to manage the fund's investments.

In selecting stocks for the fund, the sub-adviser looks for companies with the following financial characteristics:

- Superior absolute and relative earnings growth

- Above average revenue and earnings per share growth

- Sustainable or improving profitability

- Strong balance sheets


In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the fund invests have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:


- Strong market position with a defensible franchise

- Unique marketing competence

- Strong research and development leading to superior new product flow

- Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers. For purposes of the 20% limit, American Deposit Receipts (ADRs) and other similar receipts or shares are not considered to be foreign securities.

The fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser used a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Those price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuates in price, the value of your investments in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- forward foreign currency contracts for hedging

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

                            TA IDEX JENNISON GROWTH-1

TA IDEX JENNISON GROWTH

(FORMERLY, IDEX JENNISON EQUITY OPPORTUNITY)
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the S&P 500, a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the funds expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.



YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)(1)


                                 CLASS A SHARES
                               ------------------

1997                                                                             21.11
1998                                                                             -5.34
1999                                                                             29.33
2000                                                                            -28.56
2001                                                                             10.06
2002                                                                            -20.92
2003                                                                             30.94


------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/1998           24.98%
------------------------------------------------------------
  Worst Quarter:              9/30/1998         (24.42)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEARS     FUND***
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes               23.74%      (0.10)%      2.90%
----------------------------------------------------------------------
    Return after taxes on
    distributions*                    23.74%      (1.16)%      1.32%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares*                           15.43%      (0.76)%      1.54%
----------------------------------------------------------------------
  Class B                             25.25%       0.21%       3.00%
----------------------------------------------------------------------
  Class C (2)(A)                      28.25%        --        28.86%
----------------------------------------------------------------------
  Class C2 (3)(A)                     30.25%        --        (3.53)%
----------------------------------------------------------------------
  Class M                             28.06%       0.29%       2.96%
----------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                              28.67%      (0.57)%      9.02%
----------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on February 1, 1996.

(1)Jennison has been the fund's sub-adviser since December 1, 2000. Prior to that date, a different firm managed the fund; and the performance set forth prior to December 1, 2000 is attributable to that firm. Also, prior to March 1, 2004, the fund was named TA IDEX Jennison Equity Opportunity and the fund employed different investment strategies.


(2)For the period November 11, 2002 (date of inception) - December 31, 2003.


(3)For the period November 1, 1999 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


------------------------------------------------------------------------------------
             SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                     A         B          C         C2*        M*
------------------------------------------------------------------------------------
 Maximum sales charge (load)
 imposed on purchases (as a % of   5.50%      None       None      None      1.00%
 offering price)
------------------------------------------------------------------------------------
 Maximum deferred sales charge
 (load) (as a percentage of       None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 purchase price or redemption
 proceeds, whichever is lower)
------------------------------------------------------------------------------------
          ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                                   CLASS OF SHARES
                                                   ---------------
                                     A         B          C         C2*        M*
------------------------------------------------------------------------------------
 Management fees                   0.80%     0.80%      0.80%      0.80%     0.80%
 Distribution and service          0.35%     1.00%      1.00%      1.00%     0.90%
 (12b-1) fees
 Other expenses                    0.75%     0.75%      0.75%      0.75%     0.75%
------------------------------------------------------------------------------------
                                         ------------------------------------
 TOTAL ANNUAL FUND OPERATING
 EXPENSES                          1.90%     2.55%      2.55%      2.55%     2.45%
 EXPENSE REDUCTION (E)            (0.15)%   (0.15)%    (0.15)%    (0.15)%   (0.15)%
                                         ------------------------------------
 NET OPERATING EXPENSES            1.75%     2.40%      2.40%      2.40%     2.30%
------------------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


                            TA IDEX JENNISON GROWTH-2

TA IDEX JENNISON GROWTH

(FORMERLY, IDEX JENNISON EQUITY OPPORTUNITY)
--------------------------------------------------------------------------------


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.40%, excluding 12b-l fees.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over two years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,100     $1,507      $2,638
    B*         $743      $1,079     $1,442      $2,715
    C          $343      $  779     $1,342      $2,874
    C2         $243      $  779     $1,342      $2,874
    M          $430      $  842     $1,379      $2,847
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,100     $1,507      $2,638
    B*         $243      $  779     $1,342      $2,715
    C          $243      $  779     $1,342      $2,874
    C2         $243      $  779     $1,342      $2,874
    M          $331      $  842     $1,379      $2,847
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


ADVISORY FEE:



AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%


SUB-ADVISER:

   Jennison Associates LLC
   466 Lexington Avenue
   New York, New York 10017


PORTFOLIO MANAGERS:


SPIROS "SIG" SEGALAS, KATHLEEN A. MCCARRAGHER and MICHAEL A. DEL BALSO serve as co-managers of this fund.

MR. SEGALAS is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years.

MS. MCCARRAGHER is a Director and an Executive Vice President of Jennison. Ms. McCarragher joined Jennison on 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer L.L.C. (1992 to 1998) as a managing director and director of large cap growth equities and State Street Research & Management Company, where she was a member of the Investment Committee.

MR. DEL BALSO is a Director and an Executive Vice President of Jennison, where he has been part of the investment team since 1972.

Jennison has provided investment advisory services to various clients since
1969.

                            TA IDEX JENNISON GROWTH-3

TA IDEX JENNISON GROWTH


(FORMERLY, IDEX JENNISON EQUITY OPPORTUNITY)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                     CLASS A                                         CLASS B
                                  ---------------------------------------------------------------------------------------------
                                              Year or Period Ended                            Year or Period Ended
                                                 October 31, (d)                                 October 31, (d)
                                  ---------------------------------------------------------------------------------------------
                                   2003      2002      2001      2000     1999     2003      2002      2001      2000     1999
                                  -------   -------   -------   ------   ------   -------   -------   -------   ------   ------
Net Asset Value, Beginning of
 Period                             $6.88     $8.04    $10.26   $12.14   $10.14     $6.60     $7.77    $10.01   $11.93   $10.02
Investment Operations:
 Net Investment Income (Loss)       (0.04)    (0.05)    (0.01)   (0.13)    0.06     (0.08)    (0.10)    (0.05)   (0.17)   (0.03)
 Net Realized and Unrealized
   Gain (Loss)                       1.70     (1.11)    (1.17)   (1.54)    2.78      1.62     (1.07)    (1.15)   (1.54)    2.78
 Total Operations                    1.66     (1.16)    (1.18)   (1.67)    2.84      1.54     (1.17)    (1.20)   (1.71)    2.75
                                  ---------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income             -         -         -        -        -         -         -         -        -        -
 From Net Realized Gains                -         -     (1.04)   (0.21)   (0.84)        -         -     (1.04)   (0.21)   (0.84)
   Total Distributions                  -         -     (1.04)   (0.21)   (0.84)        -         -     (1.04)   (0.21)   (0.84)
Net Asset Value, End of Period      $8.54     $6.88     $8.04   $10.26   $12.14     $8.14     $6.60     $7.77   $10.01   $11.93
                                  =============================================================================================

Total Return (c)                    24.13%   (14.47)%  (11.08)% (14.06)%  30.07%    23.33%   (15.10)%  (11.54)% (14.70)%  29.45%
Net Assets, End of Period
 (000's)                          $18,833   $21,836   $17,670   $4,147   $4,537   $37,500   $37,363   $31,922   $3,483   $3,868
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                           1.75%     1.75%     1.55%    1.55%    1.64%     2.40%     2.40%     2.20%    2.20%    2.29%
   Total (f)                         1.90%     1.82%     2.44%    2.66%    2.87%     2.55%     2.47%     3.09%    3.31%    3.52%
 Net Investment Income (Loss) to
   Average Net Assets (a)           (0.54)%   (0.52)%   (0.11)%  (0.87)%  (0.99)%   (1.19)%   (1.17)%   (0.76)%  (1.52)%  (1.64)%
 Portfolio Turnover Rate (b)          100%       98%      158%     244%     126%      100%       98%      158%     244%     126%

                                       CLASS C(1)                   CLASS C2(2)
                                  --------------------------------------------------------
                                  Year or Period Ended         Year or Period Ended
                                   October 31, (d)(g)           October 31, (d)(g)
                                  --------------------------------------------------------
                                          2003            2003     2002     2001     2000
                                  --------------------   ------   ------   ------   ------
Net Asset Value, Beginning of
 Period                                   $6.60           $6.60    $7.77   $10.01   $11.93
Investment Operations:
 Net Investment Income (Loss)             (0.09)          (0.08)   (0.10)   (0.05)   (0.17)
 Net Realized and Unrealized
   Gain (Loss)                             1.63            1.62    (1.07)   (1.15)   (1.54)
 Total Operations                          1.54            1.54    (1.17)   (1.20)   (1.71)
                                  --------------------------------------------------------
Distributions:
 From Net Investment Income                   -               -        -        -        -
 From Net Realized Gains                      -               -        -    (1.04)   (0.21)
   Total Distributions                        -               -        -    (1.04)   (0.21)
Net Asset Value, End of Period            $8.14           $8.14    $6.60    $7.77   $10.01
                                  ========================================================
Total Return (c)                          23.33%          23.33%  (15.10)% (11.54)% (14.70)%
Net Assets, End of Period
 (000's)                                   $607          $7,654   $8,957   $7,211     $271
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                                 2.40%           2.40%    2.40%    2.20%    2.20%
   Total (f)                               2.55%           2.55%    2.47%    3.09%    3.31%
 Net Investment Income (Loss) to
   Average Net Assets (a)                 (1.19)%         (1.19)%  (1.17)%  (0.76)%  (1.51)%
 Portfolio Turnover Rate (b)                100%            100%      98%     158%     244%

                                                    CLASS M
                                  -------------------------------------------
                                             Year or Period Ended
                                                October 31, (d)
                                  -------------------------------------------
                                   2003     2002      2001     2000     1999
                                  ------   -------   ------   ------   ------
Net Asset Value, Beginning of
 Period                            $6.65     $7.81   $10.05   $11.96   $10.04
Investment Operations:
 Net Investment Income (Loss)      (0.08)    (0.10)   (0.04)   (0.16)   (0.02)
 Net Realized and Unrealized
   Gain (Loss)                      1.63     (1.06)   (1.16)   (1.54)    2.78
 Total Operations                   1.55     (1.16)   (1.20)   (1.70)    2.76
                                  -------------------------------------------
Distributions:
 From Net Investment Income            -         -        -        -        -
 From Net Realized Gains               -         -    (1.04)   (0.21)   (0.84)
   Total Distributions                 -         -    (1.04)   (0.21)   (0.84)
Net Asset Value, End of Period     $8.20     $6.65    $7.81   $10.05   $11.96
                                  ===========================================
Total Return (c)                   23.31%   (14.91)% (11.48)% (14.60)%  29.54%
Net Assets, End of Period
 (000's)                          $7,450    $8,055   $5,994     $946   $1,338
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                          2.30%     2.30%    2.10%    2.10%    2.19%
   Total (f)                        2.45%     2.37%    2.99%    3.21%    3.42%
 Net Investment Income (Loss) to
   Average Net Assets (a)          (1.09)%   (1.07)%  (0.66)%  (1.42)%  (1.54)%
 Portfolio Turnover Rate (b)         100%       98%     158%     244%     126%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on any initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002 and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                            TA IDEX JENNISON GROWTH-4

TA IDEX SALOMON ALL CAP (FORMERLY, IDEX SALOMON ALL CAP)

--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The investment objective of TA IDEX Salomon All Cap is to seek capital appreciation.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing fund assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While the SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The fund may invest in non-dividend paying stocks.



SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.


When evaluating an individual stock, SaBAM looks for:


- Low market valuations measured by the SaBAM's valuation models.


- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management

  - Changes in the economic, financial, regulatory or political environment particularly affecting the company

  - Effective research, product development and marketing

  - A business strategy not yet recognized by the marketplace


The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to pursue its investment objective.



While the fund invests principally in common stocks, the fund may, to a lesser extent, invest in cash equivalent or other securities and investment strategies in pursuit of its investment objective.


(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the fund's holdings may fluctuate in price, the value of your investment in the fund will go up and down.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- PREFERRED STOCKS
These stocks come with a promise to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

THIS FUND IS NON-DIVERSIFIED.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                            TA IDEX SALOMON ALL CAP-1

TA IDEX SALOMON ALL CAP (FORMERLY, IDEX SALOMON ALL CAP)
--------------------------------------------------------------------------------

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks," in Appendix A of the Prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations in their investments.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index (Russell 3000), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[Bar Chart]                    ------------------

2000                                                                             16.88
2001                                                                              1.55
2002                                                                            -26.86
2003                                                                             37.56


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          22.99%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (21.67)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


-------------------------------------------------------------------
                                                           LIFE OF
                                                1 YEAR     FUND***
-------------------------------------------------------------------
  Class A
-------------------------------------------------------------------
    Return before taxes                         29.99%      8.31%
-------------------------------------------------------------------
    Return after taxes on distributions*        29.99%      7.84%
-------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                       19.50%      6.91%
-------------------------------------------------------------------
  Class B                                       31.94%      8.75%
-------------------------------------------------------------------
  Class C (1)(A)                                34.94%     33.17%
-------------------------------------------------------------------
  Class C2 (2)(A)                               36.84%      6.39%
-------------------------------------------------------------------
  Class M                                       34.62%      8.76%
-------------------------------------------------------------------
  Russell 3000 Index (reflects no deduction
  for fees, expenses, or taxes)                 31.06%      0.44%
-------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 1999.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(2)For the period November 1, 1999 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None     None     None      1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Management fees             0.80%     0.80%     0.80%   0.80%      0.80%
 Distribution and service    0.35%     1.00%     1.00%   1.00%      0.90%
 (12b-1) fees
 Other expenses              0.49%     0.49%     0.49%   0.49%      0.49%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           1.64%     2.29%     2.29%   2.29%      2.19%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)      (0.09)%   (0.09)%    (0.09)% (0.09)%   (0.09)%
                               -----------------------------------------
 NET OPERATING EXPENSES      1.55%     2.20%     2.20%   2.20%      2.10%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangements with ATFA through 2/28/05 for expenses that exceed 1.20%, excluding 12b-1 fees.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


                            TA IDEX SALOMON ALL CAP-2

TA IDEX SALOMON ALL CAP (FORMERLY, TA IDEX SALOMON ALL CAP)

--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $699      $1,031     $1,385      $2,380
    B*         $723      $1,007     $1,317      $2,456
     C         $323      $  707     $1,217      $2,619
    C2         $223      $  707     $1,217      $2,619
     M         $410      $  770     $1,255      $2,591
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $699      $1,031     $1,385      $2,380
    B*         $223      $  707     $1,217      $2,456
     C         $223      $  707     $1,217      $2,619
    C2         $223      $  707     $1,217      $2,619
     M         $311      $  770     $1,255      $2,591
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Salomon Brothers Asset Management Inc.
   388 Greenwich Street
   New York, New York 10013

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
over $500 million................................    0.70%

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1969, and has 32 years of securities business experience.

PETER J. HABLE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1983, and has 18 years of securities business experience.

SaBAM has provided investment advisory services to various clients since 1987.

                            TA IDEX SALOMON ALL CAP-3

TA IDEX SALOMON ALL CAP (FORMERLY, IDEX SALOMON ALL CAP)

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                      CLASS A                                          CLASS B
                                   -----------------------------------------------------------------------------------------------
                                                Year or Period Ended                             Year or Period Ended
                                                 October 31, (d)(g)                               October 31, (d)(g)
                                   -----------------------------------------------------------------------------------------------
                                     2003      2002      2001      2000     1999     2003      2002      2001      2000      1999
                                   --------   -------   -------   ------   ------   -------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $10.34    $13.63    $15.51   $11.70   $10.00    $10.08    $13.41    $15.36    $11.66   $10.00
Investment Operations:
 Net Investment Income (Loss)         (0.04)        -      0.12     0.08     0.02     (0.12)    (0.10)     0.02     (0.03)   (0.02)
 Net Realized and Unrealized Gain
   (Loss)                              3.65     (3.15)    (1.58)    3.92     1.68      3.57     (3.09)    (1.55)     3.92     1.68
 Total Operations                      3.61     (3.15)    (1.46)    4.00     1.70      3.45     (3.19)    (1.53)     3.89     1.66
                                   -----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income               -         -         -        -        -         -         -         -         -        -
 From Net Realized Gains                  -     (0.14)    (0.42)   (0.19)       -         -     (0.14)    (0.42)    (0.19)       -
   Total Distributions                    -     (0.14)    (0.42)   (0.19)                 -     (0.14)    (0.42)    (0.19)
Net Asset Value, End of Period       $13.95    $10.34    $13.63   $15.51   $11.70    $13.53    $10.08    $13.41    $15.36   $11.66
                                   ===============================================================================================

Total Return (c)                      34.91%   (23.44)%   (9.49)%  34.50%   17.03%    34.23%   (24.11)%  (10.09)%   33.72%   16.60%
Net Assets, End of Period (000's)  $271,958   $57,528   $77,791   $25,575  $1,880   $158,147  $130,709  $167,214  $38,203   $1,571
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                             1.55%     1.55%     1.58%    1.55%    1.55%     2.20%     2.20%     2.23%     2.20%    2.20%
   Total (f)                           1.64%     1.65%     1.68%    2.41%    8.85%     2.29%     2.30%     2.33%     3.06%    9.50%
 Net Investment Income (Loss) to
   Average Net Assets (a)             (0.36)%   (0.03)%    0.75%    0.45%    0.35%    (1.01)%   (0.68)%    0.10%    (0.20)%  (0.30)%
 Portfolio Turnover Rate (b)             30%      162%       82%      91%      83%       30%      162%       82%       91%      83%

                                        CLASS C(1)                     CLASS C2(2)
                                   ------------------------------------------------------------
                                   Year or Period Ended           Year or Period Ended
                                    October 31, (d)(g)             October 31, (d)(g)
                                   ------------------------------------------------------------
                                           2003            2003      2002      2001      2000
                                   --------------------   -------   -------   -------   -------
Net Asset Value, Beginning of
 Period                                   $10.26           $10.08    $13.42    $15.36    $11.66
Investment Operations:
 Net Investment Income (Loss)              (0.12)           (0.12)    (0.10)     0.02     (0.03)
 Net Realized and Unrealized Gain
   (Loss)                                   3.39             3.57     (3.10)    (1.54)     3.92
 Total Operations                           3.27             3.45     (3.20)    (1.52)     3.89
                                   ------------------------------------------------------------
Distributions:
 From Net Investment Income                    -                -         -         -         -
 From Net Realized Gains                       -                -     (0.14)    (0.42)    (0.19)
   Total Distributions                         -                -     (0.14)    (0.42)    (0.19)
Net Asset Value, End of Period            $13.53           $13.53    $10.08    $13.42    $15.36
                                   ============================================================
Total Return (c)                           31.87%           34.23%   (24.11)%  (10.09)%   33.72%
Net Assets, End of Period (000's)         $2,547          $33,572   $35,248   $46,369   $10,675
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                                  2.20%            2.20%     2.20%     2.23%     2.20%
   Total (f)                                2.29%            2.29%     2.30%     2.33%     3.06%
 Net Investment Income (Loss) to
   Average Net Assets (a)                  (1.01)%          (1.01)%   (0.68)%    0.10%    (0.20)%
 Portfolio Turnover Rate (b)                  30%              30%      162%       82%       91%

                                                      CLASS M
                                   ----------------------------------------------
                                                Year or Period Ended
                                                 October 31, (d)(g)
                                   ----------------------------------------------
                                    2003      2002      2001      2000      1999
                                   -------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                             $10.12    $13.44    $15.38    $11.67   $10.00
Investment Operations:
 Net Investment Income (Loss)        (0.10)    (0.08)     0.04     (0.02)   (0.01)
 Net Realized and Unrealized Gain
   (Loss)                             3.58     (3.10)    (1.56)     3.92     1.68
 Total Operations                     3.48     (3.18)    (1.52)     3.90     1.67
                                   ----------------------------------------------
Distributions:
 From Net Investment Income              -         -         -         -        -
 From Net Realized Gains                 -     (0.14)    (0.42)    (0.19)       -
   Total Distributions                   -     (0.14)    (0.42)    (0.19)
Net Asset Value, End of Period      $13.60    $10.12    $13.44    $15.38   $11.67
                                   ==============================================
Total Return (c)                     34.39%   (24.00)%  (10.00)%   33.84%   16.67%
Net Assets, End of Period (000's)  $37,618   $37,471   $52,684   $10,785     $728
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                            2.10%     2.10%     2.13%     2.10%    2.10%
   Total (f)                          2.19%     2.20%     2.23%     2.96%    9.40%
 Net Investment Income (Loss) to
   Average Net Assets (a)            (0.91)%   (0.58)%    0.20%    (0.10)%  (0.20)%
 Portfolio Turnover Rate (b)            30%      162%       82%       91%      83%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Salomon All CAP commenced operations on March 1, 1999. The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                            TA IDEX SALOMON ALL CAP-4

TA IDEX PBHG MID CAP GROWTH


(FORMERLY, IDEX PBHG MID CAP GROWTH)
--------------------------------------------------------------------------------


PLEASE NOTE: AT A RECENT MEETING OF THE BOARD OF TRUSTEES, THE BOARD APPROVED THE MERGER OF THIS FUND WITH TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES, SUBJECT TO SHAREHOLDER APPROVAL. IF APPROVED, THIS MERGER WILL BE EFFECTIVE UPON THE CLOSE OF BUSINESS ON OR ABOUT APRIL 30, 2004.

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The investment objective of TA IDEX PBHG Mid Cap Growth is to seek capital appreciation.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter) seeks to achieve the fund's objective by investing fund assets principally in:

- common stocks

This fund, under normal circumstances, invests at least 80% of total asset in a diversified portfolio of common stocks of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalization of the companies in the Russell Mid Cap(R) Growth Index at the time of investment. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues are between $500 million and $10 billion. The fund invests primarily in companies that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential.

Pilgrim Baxter uses its own fundamental research computer models and proprietary measures of growth and business momentum in managing the fund.

Pilgrim Baxter's decision to sell a stock depends on many factors. Generally speaking, Pilgrim Baxter considers selling a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Pilgrim Baxter may take a temporary defensive position to maintain liquidity when economic or market conditions are unfavorable for profitable investing.

Under these circumstances, the fund may be unable to achieve its investment objective.

The fund invests principally in common stocks of medium-sized companies. While Pilgrim Baxter does not currently, it may, to a lesser extent, elect to invest in options and futures contracts for hedging and risk management, or in other securities and investment strategies in pursuit of its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- SMALL- AND MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies after have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion in a following market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below total provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell Mid Cap Growth Index (MCG), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[Bar Chart]                    ------------------

2000                                                                            -17.30
2001                                                                            -37.29
2002                                                                            -30.48
2003                                                                             25.70


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2001          20.39%
------------------------------------------------------------
  Worst Quarter                 3/31/2001         (37.67)%
------------------------------------------------------------


                          TA IDEX PBHG MID CAP GROWTH-1

TA IDEX PBHG MID CAP GROWTH


(FORMERLY, IDEX PBHG MID CAP GROWTH)
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                          LIFE OF
                                            1 YEAR        FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                     18.79%        (3.06)%
--------------------------------------------------------------------
    Return after taxes on
    distributions*                          18.79%        (3.20)%
--------------------------------------------------------------------
    Return after taxes on distributions
    and sales of fund shares*               12.21%        (2.63)%
--------------------------------------------------------------------
  Class B                                   20.04%        (2.84)%
--------------------------------------------------------------------
  Class C (1)(A)                            22.89%         19.98%
--------------------------------------------------------------------
  Class C2 (2)(A)                           25.04%        (11.71)%
--------------------------------------------------------------------
  Class M                                   22.82%        (2.74)%
--------------------------------------------------------------------
  MCG Index (reflects no deduction for
  fees, expenses, or taxes)                 42.71%         2.51%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations March 1, 1999.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(2)For the period November 1, 1999 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None     None     None      1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(f) as a percent of average daily net assets
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Management fees             0.80%     0.80%     0.80%   0.80%      0.80%
 Distribution and service    0.35%     1.00%     1.00%   1.00%      0.90%
 (12b-1) fees
 Other expenses              2.23%     2.23%     2.23%   2.23%      2.23%
---------------------------------------------------------------------------
 TOTAL ANNUAL FUND           3.38%     4.03%     4.03%   4.03%      3.93%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)      (1.63)%   (1.63)%    (1.63)% (1.63)%   (1.63)%
                               -----------------------------------------
 NET OPERATING EXPENSES      1.75%     2.40%     2.40%   2.40%      2.30%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA for the period through 2/28/05 for expenses that exceed 1.40%, excluding 12b-1 fees.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over two years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $718      $1,388     $2,081      $3,912
    B*         $743      $1,378     $2,029      $3,992
     C         $343      $1,078     $1,929      $4,131
    C2         $243      $1,078     $1,929      $4,131
     M         $430      $1,138     $1,964      $4,105
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $718      $1,388     $2,081      $3,912
    B*         $243      $1,078     $1,929      $3,992
     C         $243      $1,078     $1,929      $4,131
    C2         $243      $1,078     $1,929      $4,131
     M         $331      $1,138     $1,964      $4,105
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

                          TA IDEX PBHG MID CAP GROWTH-2

TA IDEX PBHG MID CAP GROWTH


(FORMERLY, IDEX PBHG MID CAP GROWTH)
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Pilgrim Baxter & Associates, Ltd.
   1400 Liberty Ridge Drive
   Wayne, Pennsylvania 19087-5593

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

PORTFOLIO MANAGERS:

MICHAEL S. SUTTON, CFA and PETER J. NIEDLAND, CFA lead a team of investment professionals for the PBHG Mid Cap Growth Fund. Mr. Sutton is the CIO of Pilgrim Baxter. Mr. Sutton and Mr. Niedland have over 26 years of combined growth-equity investment experience.

Pilgrim Baxter has provided investment advisory services to various clients since 1982, and has managed this fund since April 1999.

                          TA IDEX PBHG MID CAP GROWTH-3

TA IDEX PBHG MID CAP GROWTH (FORMERLY, IDEX PBHG MID CAP GROWTH)

--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand each fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                     CLASS A                                          CLASS B
                                  -----------------------------------------------------------------------------------------------
                                               Year or Period Ended                             Year or Period Ended
                                                 October 31, (d)                                  October 31, (d)
                                  -----------------------------------------------------------------------------------------------
                                    2003      2002      2001      2000     1999     2003      2002      2001      2000      1999
                                  --------   -------   -------   ------   ------   -------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $7.38     $9.24    $20.94   $14.80   $10.00     $7.17     $9.05    $20.76    $14.76   $10.00
Investment Operations:
 Net Investment Income (Loss)        (0.12)    (0.14)    (0.12)   (0.02)    0.02     (0.17)    (0.19)    (0.21)    (0.16)   (0.02)
 Net Realized and Unrealized
   Gain (Loss)                        1.97     (1.72)   (11.58)    6.47     4.78      1.91     (1.69)   (11.50)     6.47     4.78
 Total Operations                     1.85     (1.86)   (11.70)    6.45     4.80      1.74     (1.88)   (11.71)     6.31     4.76
                                  -----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income              -         -         -        -        -         -         -         -         -        -
 From Net Realized Gains                 -         -         -    (0.31)       -         -         -         -     (0.31)       -
   Total Distributions                   -         -         -    (0.31)       -         -         -         -     (0.31)       -
Net Asset Value, End of Period       $9.23     $7.38     $9.24   $20.94   $14.80     $8.91     $7.17     $9.05    $20.76   $14.76
                                  ===============================================================================================

Total Return (c)                     25.07%   (20.11)%  (55.87)%  43.78%   48.06%    24.27%   (20.78)%  (56.42)%   43.07%   47.63%
Net Assets, End of Period
 (000's)                           $22,508   $16,555   $23,952   $48,842  $2,571   $32,976   $22,081   $34,017   $68,184   $2,875
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                            1.75%     1.73%     1.55%    1.55%    1.55%     2.40%     2.38%     2.20%     2.20%    2.20%
   Total (f)                          3.38%     2.75%     2.12%    2.06%    6.95%     4.03%     3.40%     2.77%     2.71%    7.60%
 Net Investment Income (Loss) to
   Average Net Assets (a)            (1.55)%   (1.51)%   (0.91)%  (0.80)%  (0.88)%   (2.20)%   (2.16)%   (1.56)%   (1.45)%  (1.53)%
 Portfolio Turnover Rate (b)           229%      176%      172%     129%     151%      229%      176%      172%      129%     151%

                                       CLASS C(1)                   CLASS C2(2)
                                  --------------------------------------------------------
                                  Year or Period Ended         Year or Period Ended
                                   October 31, (d)(g)           October 31, (d)(g)
                                  --------------------------------------------------------
                                          2003            2003     2002     2001     2000
                                  --------------------   ------   ------   ------   ------
Net Asset Value, Beginning of
 Period                                   $6.96           $7.17    $9.05   $20.76   $14.76
Investment Operations:
 Net Investment Income (Loss)             (0.18)          (0.17)   (0.19)   (0.22)   (0.16)
 Net Realized and Unrealized
   Gain (Loss)                             2.13            1.91    (1.69)  (11.49)    6.47
 Total Operations                          1.95            1.74    (1.88)  (11.71)    6.31
                                  --------------------------------------------------------
Distributions:
 From Net Investment Income                   -               -        -        -        -
 From Net Realized Gains                      -               -        -        -    (0.31)
   Total Distributions                        -               -        -        -    (0.31)
Net Asset Value, End of Period            $8.91           $8.91    $7.17    $9.05   $20.76
                                  ========================================================
Total Return (c)                          28.02%          24.27%  (20.78)% (56.42)%  43.07%
Net Assets, End of Period
 (000's)                                   $871          $7,000   $5,226   $8,595   $16,972
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                                 2.40%           2.40%    2.38%    2.20%    2.20%
   Total (f)                               4.03%           4.03%    3.40%    2.77%    2.71%
 Net Investment Income (Loss) to
   Average Net Assets (a)                 (2.20)%         (2.20)%  (2.16)%  (1.56)%  (1.45)%
 Portfolio Turnover Rate (b)                229%            229%     176%     172%     129%

                                                    CLASS M
                                  -------------------------------------------
                                             Year or Period Ended
                                                October 31, (d)
                                  -------------------------------------------
                                   2003     2002      2001     2000     1999
                                  ------   -------   ------   ------   ------
Net Asset Value, Beginning of
 Period                            $7.20     $9.08   $20.79   $14.77   $10.00
Investment Operations:
 Net Investment Income (Loss)      (0.16)    (0.18)   (0.20)   (0.14)   (0.01)
 Net Realized and Unrealized
   Gain (Loss)                      1.92     (1.70)  (11.51)    6.47     4.78
 Total Operations                   1.76     (1.88)  (11.71)    6.33     4.77
                                  -------------------------------------------
Distributions:
 From Net Investment Income            -         -        -        -        -
 From Net Realized Gains               -         -        -    (0.31)       -
   Total Distributions                 -                       (0.31)       -
Net Asset Value, End of Period     $8.96     $7.20    $9.08   $20.79   $14.77
                                  ===========================================
Total Return (c)                   24.44%   (20.69)% (56.33)%  43.17%   47.70%
Net Assets, End of Period
 (000's)                          $4,677    $3,061   $5,502   $14,734  $1,016
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                          2.30%     2.28%    2.10%    2.10%    2.10%
   Total (f)                        3.93%     3.30%    2.67%    2.61%    7.50%
 Net Investment Income (Loss) to
   Average Net Assets (a)          (2.10)%   (2.06)%  (1.46)%  (1.35)%  (1.43)%
 Portfolio Turnover Rate (b)         229%      176%     172%     129%     151%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on any initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002 and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX PBHG Mid Cap Growth ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of share classes C2 is November 1, 1999 and Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                          TA IDEX PBHG MID CAP GROWTH-4

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
(FORMERLY, IDEX TRANSAMERICA GROWTH OPPORTUNITIES)

--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Transamerica Growth Opportunities is to maximize long-term growth.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth

- high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the fund's principal investment strategies). To the extent it is invested in these securities, the fund may not be able to achieve its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser used a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth.

                   TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES-1

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
(FORMERLY, IDEX TRANSAMERICA GROWTH OPPORTUNITIES)
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table show provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Growth Index (Russell 2500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR CHART]

2001                                                                            -17.69
2002                                                                            -13.69
2003                                                                             30.61


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          23.35%
------------------------------------------------------------
  Worst Quarter:                3/31/2001         (34.23)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                           LIFE OF
                                              1 YEAR       FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                       23.42%      (12.89)%
--------------------------------------------------------------------
    Return after taxes on distributions*      23.42%      (12.89)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                     15.23%      (10.61)%
--------------------------------------------------------------------
  Class B                                     25.04%      (12.69)%
--------------------------------------------------------------------
  Class C (1)(A)                              27.83%       25.93%
--------------------------------------------------------------------
  Class C2 (A)                                30.04%      (12.23)%
--------------------------------------------------------------------
  Class M                                     27.89%      (12.39)%
--------------------------------------------------------------------
  Russell 2500 Index (reflects no deduction
  for fees, expenses, or taxes)               46.31%      (11.67)%
--------------------------------------------------------------------
  Russell 2000 Index (reflects no deduction
  for fees, expenses, or taxes)               47.25%        0.39%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on 3/01/2000.
(1)For the period November 11, 2002 (date of inception) - December 31, 2003.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                          CLASS OF SHARES
                                          ---------------
                             A         B         C       C2*         M*
--------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on         5.50%      None     None      None      1.00%
 purchases (as a % of
 offering price)
--------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase   None(a)   5.00%(b)   1.00%(c)   None    1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
--------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                          CLASS OF SHARES
                                          ---------------
                             A         B         C       C2*         M*
--------------------------------------------------------------------------
 Management fees           0.80%     0.80%     0.80%    0.80%      0.80%
 Distribution and          0.35%     1.00%     1.00%    1.00%      0.90%
 service (12b-1) fees
 Other expenses            1.06%     1.07%     1.09%    1.07%      1.07%
--------------------------------------------------------------------------
                            -------------------------------------------
 TOTAL ANNUAL FUND         2.21%     2.87%     2.89%    2.87%      2.77%
 OPERATING EXPENSES
 EXPENSE REDUCTION        (0.46)%   (0.47)%    (0.49)% (0.47)%    (0.47)%
 (WAIVER) (E)
                            -------------------------------------------
 NET OPERATING EXPENSES    1.75%     2.40%     2.40%    2.40%      2.30%
--------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1% 5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1% 5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA for the period through 2/28/05 for expenses that exceed 1.40%, excluding 12b-l fees.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


                   TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES-2

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
(FORMERLY, IDEX TRANSAMERICA GROWTH OPPORTUNITIES)

--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $718      $1,161     $1,630      $2,920
    B*         $743      $1,145     $1,572      $3,005
     C         $343      $  849     $1,480      $3,179
    C2         $243      $  845     $1,472      $3,161
     M         $430      $  907     $1,509      $3,135
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $718      $1,161     $1,630      $2,920
    B*         $243      $  845     $1,472      $3,005
     C         $243      $  849     $1,480      $3,179
    C2         $243      $  845     $1,472      $3,161
     M         $331      $  907     $1,509      $3,135
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

PORTFOLIO MANAGERS:

CHRISTOPHER J. BONAVICO, CFA (Lead Portfolio Co-Manager) is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Bonavico is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the total return and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

KENENTH F. BROAD, CFA (Lead Portfolio Co-Manager) is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the total return and small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with The Franklin Templeton Group. He joined Transamerica in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

TIM, through its affiliates, has provided investment advisory services to various clients since 1967.

                   TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES-3

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
(FORMERLY, IDEX TRANSAMERICA GROWTH OPPORTUNITIES)

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                               CLASS A                               CLASS B                      CLASS C(1)
                                -------------------------------------------------------------------------------------------------
                                        Year or Period Ended                   Year or Period Ended          Year or Period Ended
                                         October 31, (d)(g)                     October 31, (d)(g)            October 31, (d)(g)
                                -------------------------------------------------------------------------------------------------
                                  2003      2002      2001     2000      2003      2002     2001     2000            2003
                                --------   -------   ------   -------   -------   ------   ------   ------   --------------------
Net Asset Value, Beginning of
 Period                            $4.81     $4.81    $8.70    $10.00     $4.70    $4.73    $8.66   $10.00           $4.62
Investment Operations:
 Net Investment Income (Loss)      (0.06)    (0.06)   (0.07)    (0.02)    (0.09)   (0.11)   (0.10)   (0.06)          (0.09)
 Net Realized and Unrealized
   Gain (Loss)                      1.20      0.06    (3.82)    (1.28)     1.18     0.08    (3.83)   (1.28)           1.26
 Total Operations                   1.14         -    (3.89)    (1.30)     1.09    (0.03)   (3.93)   (1.34)           1.17
                                -------------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income            -         -        -         -         -        -        -        -               -
 From Net Realized Gains               -         -        -         -         -        -        -        -               -
   Total Distributions                 -         -        -         -         -        -        -        -               -
Net Asset Value, End of
 Period                            $5.95     $4.81    $4.81     $8.70     $5.79    $4.70    $4.73    $8.66           $5.79
                                =================================================================================================

Total Return (c)                   23.70%     0.05   (44.76)   (12.96)    23.19%   (0.70)  (45.35)  (13.39)          25.32%
Net Assets, End of Period
 (000's)                        $147,340   $12,687   $3,807    $3,726   $52,492   $5,897   $4,513   $4,366            $483
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                          1.75%     1.74%    1.55%     1.55%     2.41%    2.39%    2.20%    2.20%           2.42%
   Total (f)                        2.21%     2.53%    2.83      4.54%     2.87%    3.18%    3.48%    5.19%           2.89%
 Net Investment Income (Loss)
   to Average Net Assets (a)       (1.11)%   (1.35)%  (1.11)%   (1.23)%   (1.76)%  (2.00)%  (1.76)%  (1.88)%         (1.78)%
 Portfolio Turnover Rate (b)          97%       32%      59%       19%       97%      32%      59%      19%             97%

                                          CLASS C2(2)                             CLASS M
                               --------------------------------------------------------------------------
                                     Year or Period Ended                   Year or Period Ended
                                      October 31, (d)(g)                      April 30, (d)(g)
                               --------------------------------------------------------------------------
                                2002     2001     2000     2003     2003     2002      2001     2000
                               ------   ------   ------   ------   ------   -------   ------   ------
Net Asset Value, Beginning of
 Period                         $4.70    $4.74    $8.66   $10.00    $4.72     $4.75    $8.67   $10.00
Investment Operations:
 Net Investment Income (Loss)   (0.09)   (0.10)   (0.11)   (0.06)   (0.09)    (0.10)   (0.10)   (0.05)
 Net Realized and Unrealized
   Gain (Loss)                   1.18     0.06    (3.81)   (1.28)    1.18      0.07    (3.82)   (1.28)
 Total Operations                1.09    (0.04)   (3.92)   (1.34)    1.09     (0.03)   (3.92)   (1.33)
                               --------------------------------------------------------------------------
Distributions:
 From Net Investment Income         -        -        -        -        -         -        -        -
 From Net Realized Gains            -        -        -        -        -         -        -        -
   Total Distributions              -        -        -        -        -         -        -        -
Net Asset Value, End of
 Period                         $5.79    $4.70    $4.74    $8.66    $5.81     $4.72    $4.75    $8.67
                               ==========================================================================
Total Return (c)                23.19%   (0.70)  (45.35)  (13.39)   23.09%    (0.52)  (45.26)  (13.33)
Net Assets, End of Period
 (000's)                       $9,598   $1,569   $1,530   $1,704   $9,590      $909   $1,174   $2,090
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                       2.41%    2.39%    2.20%    2.20%    2.31%     2.29%    2.10%    2.10%
   Total (f)                     2.87%    3.18%    3.48%    5.19%    2.77%     3.08%    3.38%    5.09%
 Net Investment Income (Loss)
   to Average Net Assets (a)    (1.76)%  (2.00)%  (1.76)%  (1.88)%  (1.66)%   (1.90)%  (1.66)%  (1.78)%
 Portfolio Turnover Rate (b)       97%      32%      59%      19%      97%       32%      59%      19%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Transamerica Growth Opportunities ("the Fund") commenced operations on March 1, 2000. The inception date for the Fund's offering of Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                   TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES-4

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE



(FORMERLY, IDEX ISABELLE SMALL CAP VALUE)

--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Small/Mid Cap Value seeks to maximize total return.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in domestic equities and money market instruments.



The fund generally will invest in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. This quantitative blueprint is overlaid with an analysis of the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.


Although the Fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- MANAGEMENT RISK
Your investment in the fund varies with the success and failure of TIM's value-oriented investment strategies and TIM's research, analysis and selection of portfolio securities. If TIM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of the Prospectus.

- INVESTOR PROFILE
The fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Value Index (Russell 2500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. Returns shown were achieved while another investment manager, Ironwood Capital Management, LLC, served as sub-adviser to the fund, and the fund had a different investment objective. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%) (1)

                                 CLASS A SHARES
                               ------------------

----------------------------------------------------------------
(GRAPH)

2002                                                                            -15.61
2003                                                                             50.35


-------------------------------------------------------------
CLASS A SHARES:                QUARTER ENDED       RETURN
-------------------------------------------------------------
  Best Quarter:                  6/30/2003          30.88%
-------------------------------------------------------------
  Worst Quarter:                 9/30/2002         (26.15)%
-------------------------------------------------------------


                    TA IDEX TRANSAMERICA SMALL/MID CAP VALUE-1

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

(FORMERLY IDEX ISABELLE SMALL CAP VALUE)
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                          LIFE OF
                                            1 YEAR        FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                   42.08%         11.13%
--------------------------------------------------------------------
    Return after taxes on
    distributions*                        42.01%         11.11%
--------------------------------------------------------------------
    Return after taxes on distributions
    and sales of fund shares*             27.44%          9.59%
--------------------------------------------------------------------
  Class B                                 44.71%         11.85%
--------------------------------------------------------------------
  Class C (2)(A)                          47.71%         45.70%
--------------------------------------------------------------------
  Class C2 (A)                            49.71%         12.74%
--------------------------------------------------------------------
  Class M                                 47.21%         12.41%
--------------------------------------------------------------------
  Russell 2500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                                  44.93%         14.79%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***This fund commenced operations on April 2, 2001.

(1)TIM has been the fund's sub-adviser since March 1, 2004. Prior to that date, a different firm managed this fund and the fund employed a different investment style; the performance set forth prior to March 1, 2004 is attributable to that firm.

(2)For the period November 11, 2002 (date of inception) - December 31, 2003.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None     None     None      1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Management fees             0.80%     0.80%     0.80%   0.80%      0.80%
 Distribution and service    0.35%     1.00%     1.00%   1.00%      0.90%
 (12b-1) fees
 Other expenses              0.48%     0.48%     0.48%   0.48%      0.48%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           1.63%     2.28%     2.28%   2.28%      2.18%
 OPERATING EXPENSES
 EXPENSE REDUCTION (e)       0.00%     0.00%     0.00%   0.00%      0.00%
                               -----------------------------------------
 NET OPERATING EXPENSES      1.63%     2.28%     2.28%   2.28%      2.18%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(e) Contractual arrangement with ATFA through 2/28/05, for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%.

(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


                    TA IDEX TRANSAMERICA SMALL/MID CAP VALUE-2

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE



(FORMERLY IDEX ISABELLE SMALL CAP VALUE)

--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $707      $1,036     $1,388      $2,377
    B*         $731      $1,012     $1,320      $2,453
     C         $331      $  712     $1,220      $2,615
    C2         $231      $  712     $1,220      $2,615
     M         $418      $  775     $1,258      $2,588
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $707      $1,036     $1,388      $2,377
    B*         $231      $  712     $1,220      $2,453
     C         $231      $  712     $1,220      $2,615
    C2         $231      $  712     $1,220      $2,615
     M         $319      $  775     $1,258      $2,588
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.


ADVISORY FEE:

First $500 million...............................    0.80%
Over $500 million................................    0.75%


(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:


   AEGON/Transamerica Fund Advisers, Inc.

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015


PORTFOLIO MANAGERS:



MICHELLE E. STEVENS, CFA, is Vice President and Portfolio Manager at TIM. She manages institutional separate accounts in the value equity discipline. Prior to joining Transamerica in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a Chartered Financial Analyst and has ten years of investment experience.



JOHN C. RIAZZI, CFA, is Chief Executive Officer and portfolio manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.


                    TA IDEX TRANSAMERICA SMALL/MID CAP VALUE-3

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE


(FORMERLY, IDEX ISABELLE SMALL CAP)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                             CLASS A                      CLASS B                  CLASS C(1)
                                    ------------------------------------------------------------------------------
                                       Year or Period Ended         Year or Period Ended      Year or Period Ended
                                        October 31, (d)(g)           October 31, (d)(g)        October 31, (d)(g)
                                    ------------------------------------------------------------------------------
                                      2003      2002     2001     2003      2002      2001            2003
                                    --------   ------   ------   -------   -------   ------   --------------------
Net Asset Value, Beginning of
  Period                               $9.09   $10.12   $10.00     $8.98   $10.08    $10.00           $9.01
Investment Operations:
  Net Investment Income (Loss)         (0.11)   (0.07)   (0.02)    (0.17)   (0.19)    (0.05)          (0.18)
  Net Realized and Unrealized Gain
    (Loss)                              3.96    (0.96)    0.14      3.92    (0.91)     0.13            3.90
    Total Operations                    3.85    (1.03)    0.12      3.75    (1.10)     0.08            3.72
                                    ------------------------------------------------------------------------------
Distributions:
  From Net Investment Income               -        -        -         -        -         -               -
  From Net Realized Gains                  -        -        -         -        -         -               -
    Total Distributions                    -        -        -         -        -         -               -
Net Asset Value, End of Period        $12.94    $9.09   $10.12    $12.73    $8.98    $10.08          $12.73
                                    ==============================================================================

Total Return (c)                       42.35%  (10.18)%   1.20%    41.76%  (10.91)%    0.80%          41.29%
Net Assets End of Period (000's)    $149,557   $45,500  $6,536   $33,196   $24,391   $7,604          $1,995
Ratio/Supplemental Data:
  Ratio of Expenses to Average Net
    Assets (a)
    Net (e)                             1.73%    1.85%    1.85%     2.38%    2.50%     2.50%           2.38%
    Total (f)                           1.73%    1.98%    3.56%     2.38%    2.63%     4.21%           2.38%
Net Investment Income (Loss) to
  Average
  Net Assets (a)                       (1.04)%  (0.88)%  (0.32)%   (1.69)%  (1.53)%   (0.97)%         (1.69)%
  Portfolio Turnover Rate (b)             55%      22%       8%       55%      22%        8%             55%

                                           CLASS C2(2)                  CLASS M
                                    ----------------------------------------------------
                                      Year or Period Ended        Year or Period Ended
                                       October 31, (d)(g)          October 31, (d)(g)
                                    ----------------------------------------------------
                                     2003      2002     2001     2003     2002     2001
                                    -------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of
  Period                              $8.98   $10.08   $10.00    $9.00   $10.09   $10.00
Investment Operations:
  Net Investment Income (Loss)        (0.17)   (0.19)   (0.05)   (0.16)   (0.19)   (0.06)
  Net Realized and Unrealized Gain
    (Loss)                             3.92    (0.91)    0.13     3.92    (0.90)    0.15
    Total Operations                   3.75    (1.10)    0.08     3.76    (1.09)    0.09
                                    ----------------------------------------------------
Distributions:
  From Net Investment Income              -        -        -        -        -        -
  From Net Realized Gains                 -        -        -        -        -        -
    Total Distributions                   -        -        -        -        -        -
Net Asset Value, End of Period       $12.73    $8.98   $10.08   $12.76    $9.00   $10.09
                                    ====================================================
Total Return (c)                      41.76%  (10.91)%   0.80%   41.78%  (10.80)%   0.90%
Net Assets End of Period (000's)    $14,392   $12,034  $3,545   $5,428   $4,186   $1,460
Ratio/Supplemental Data:
  Ratio of Expenses to Average Net
    Assets (a)
    Net (e)                            2.38%    2.50%    2.50%    2.28%    2.40%    2.40%
    Total (f)                          2.38%    2.63%    4.21%    2.28%    2.53%    4.11%
Net Investment Income (Loss) to
  Average
  Net Assets (a)                      (1.69)%  (1.53)%  (0.97)%  (1.59)%  (1.43)%  (0.87)%
  Portfolio Turnover Rate (b)            55%      22%       8%      55%      22%       8%


(a) Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Transamerica Small/Mid Cap Value ("the Fund") commenced operations on April 2, 2001. The inception date for the Fund's offering of Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                    TA IDEX TRANSAMERICA SMALL/MID CAP VALUE-4

TA IDEX T. ROWE PRICE SMALL CAP


(FORMERLY, IDEX T. ROWE PRICE SMALL CAP)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The investment objective of TA IDEX T. Rowe Price Small Cap is to seek long-term growth of capital by investing primarily in common stocks of small growth companies.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the fund's objective by principally investing in:

- common stocks of small-cap growth companies


This fund will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500) which was approximately $40 billion and below as of December 31, 2003, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the fund's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)


The fund intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on fund performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the fund's portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

WHAT IS A QUANTITATIVE MODEL?
A quantitative model is fashioned by a fund's sub-adviser to assist the sub-adviser in evaluating a potential security. The sub-adviser creates a model that is designed using characteristics that the sub-adviser deems advantageous in a security. The sub-adviser then compares a potential security's characteristics against those of the model, and makes a determination of whether or not to purchase the security based on the results of that comparison.

WHAT IS "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within these sectors or industries.


The fund may take a temporary defensive position when the securities tradings markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.


While the fund invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- SMALL-CAP GROWTH COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market. Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since the fund will typically be fully invested in this market sector, investors are fully exposed to its volatility.

- QUANTITATIVE MODELS
A quantitative model that is developed to select stocks may not be effective. As a result, overall returns of the fund may be lower than if other methods were used to select the stock held by the fund.

- FOREIGN STOCKS
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to

                        TA IDEX T. ROWE PRICE SMALL CAP-1

TA IDEX T. ROWE PRICE SMALL CAP

(FORMERLY, IDEX T. ROWE PRICE SMALL CAP)
--------------------------------------------------------------------------------

which U.S. and foreign issuer markets are subject. These risks include:
- changes in currency values
- currency speculation
- currency trading costs
- different accounting and reporting practices
- less information available to the public
- less (or different) regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities transactions
- higher costs for holding shares (custodial fees)
- higher transaction costs
- vulnerability to seizure and taxes
- political instability and small markets
- different market trading days
- forward foreign currency contracts for hedging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of the Prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who want an aggressive, long-term approach to building capital and who can tolerate significant fluctuations inherent in small-cap stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index (Russell 2000), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

2000                                                                             -9.15
2001                                                                            -10.09
2002                                                                            -27.79
2003                                                                             38.21


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          25.15%
------------------------------------------------------------
  Worst Quarter:                9/30/2001         (25.04)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                           LIFE OF
                                              1 YEAR       FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                      30.61%        1.22%
--------------------------------------------------------------------
    Return after taxes on distributions*     30.61%        1.03%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                    19.90%        0.93%
--------------------------------------------------------------------
  Class B                                    32.44%        1.53%
--------------------------------------------------------------------
  Class C (1)(A)                             35.44%       34.54%
--------------------------------------------------------------------
  Class C2 (2)(A)                            37.31%       (0.26)%
--------------------------------------------------------------------
  Class M                                    35.17%        1.61%
--------------------------------------------------------------------
  Russell 2000 Index (reflects no deduction
  for fees, expenses, or taxes)              47.25%        8.96%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 1999.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(2)For the period November 1, 1999 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


                        TA IDEX T. ROWE PRICE SMALL CAP-2

TA IDEX T. ROWE PRICE SMALL CAP

(FORMERLY, IDEX T. ROWE PRICE SMALL CAP)
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None     None     None      1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Management fees             0.80%     0.80%     0.80%   0.80%      0.80%
 Distribution and service    0.35%     1.00%     1.00%   1.00%      0.90%
 (12b-1) fees
 Other expenses              0.78%     0.78%     0.78%   0.78%      0.78%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           1.93%     2.58%     2.58%   2.58%      2.48%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)      (0.18)%   (0.18)%    (0.18)% (0.18)%   (0.18)%
                               -----------------------------------------
 NET OPERATING EXPENSES      1.75%     2.40%     2.40%   2.40%      2.30%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1 % contingent deferred sales charge if redeemed within 18 months of purchase.

(e) The fund has a contractual arrangement with ATFA through 2/28/05, for expenses that exceed 1.40%, excluding 12b-l fees.

(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


* Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $718      $1,106     $1,519      $2,666
    B*         $743      $1,085     $1,454      $2,743
     C         $343      $  785     $1,354      $2,901
    C2         $243      $  785     $1,354      $2,901
     M         $430      $  848     $1,391      $2,875
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $718      $1,106     $1,519      $2,666
    B*         $243      $  785     $1,354      $2,743
     C         $243      $  785     $1,354      $2,901
    C2         $243      $  785     $1,354      $2,901
     M         $331      $  848     $1,391      $2,875
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:
   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

PORTFOLIO MANAGER:
PAUL W. WOJCIK, CFA, has managed this fund since December 2000 and heads the Investment Advisory Committee for this fund. He joined T. Rowe Price in 1996 and has been a member of the Investment Advisory Committee since the fund's inception. In addition, Mr. Wojcik serves as the Chairman of the Investment Advisory Committee for the T. Rowe Price Diversified Small-Cap Growth Fund. Prior to joining T. Rowe Price, Mr. Wojcik was a Senior Programmer/Analyst at Fidelity Investments.

                        TA IDEX T. ROWE PRICE SMALL CAP-3

TA IDEX T. ROWE PRICE SMALL CAP (FORMERLY, IDEX T. ROWE PRICE SMALL CAP)

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                     CLASS A                                          CLASS B
                                  -----------------------------------------------------------------------------------------------
                                               Year or Period Ended                             Year or Period Ended
                                                October 31, (d)(g)                               October 31, (d)(g)
                                  -----------------------------------------------------------------------------------------------
                                    2003      2002      2001      2000     1999     2003      2002      2001      2000      1999
                                  --------   -------   -------   ------   ------   -------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $7.83     $9.46    $13.17   $11.01   $10.00     $7.63     $9.29    $13.05    $10.97   $10.00
Investment Operations:
 Net Investment Income (Loss)        (0.15)    (0.16)    (0.14)   (0.07)    0.02     (0.19)    (0.22)    (0.21)    (0.15)   (0.02)
 Net Realized and Unrealized
   Gain (Loss)                        2.93     (1.47)    (3.56)    2.51     0.99      2.84     (1.44)    (3.54)     2.51     0.99
 Total Operations                     2.78     (1.63)    (3.70)    2.44     1.01      2.65     (1.66)    (3.75)     2.36     0.97
                                  -----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income              -         -         -        -        -         -         -         -         -        -
 From Net Realized Gains                 -         -     (0.01)   (0.28)       -         -         -     (0.01)    (0.28)       -
   Total Distributions                   -         -     (0.01)   (0.28)       -         -         -     (0.01)    (0.28)       -
Net Asset Value, End of Period      $10.61     $7.83     $9.46   $13.17   $11.01    $10.28     $7.63     $9.29    $13.05   $10.97
                                  ===============================================================================================

Total Return (c)                     35.50%   (17.22)%  (28.11)%  22.31%   10.13%    34.73%   (17.85)%  (28.73)%   21.63%    9.70%
Net Assets, End of Period
 (000's)                           $95,018    $6,487    $7,067   $8,262   $1,272   $12,227    $8,860    $9,496    $8,119   $1,135
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                            1.75%     1.74%     1.55%    1.55%    1.55%     2.40%     2.39%     2.20%     2.20%    2.20%
   Total (f)                          1.93%     2.67%     2.56%    2.83%    7.93%     2.58%     3.32%     3.21%     3.48%    8.58%
 Net Investment Income (Loss) to
   Average Net Assets (a)            (1.55)%   (1.52)%   (1.30)%  (1.14)%  (1.15)%   (2.20)%   (2.17)%   (1.95)%   (1.79)%  (1.80)%
 Portfolio Turnover Rate (b)            25%       55%       49%      53%      43%       25%       55%       49%       53%      43%

                                       CLASS C(1)                   CLASS C2(2)
                                  --------------------------------------------------------
                                  Year or Period Ended         Year or Period Ended
                                   October 31, (d)(g)           October 31, (d)(g)
                                  --------------------------------------------------------
                                          2003            2003     2002     2001     2000
                                  --------------------   ------   ------   ------   ------
Net Asset Value, Beginning of
 Period                                   $7.52           $7.63    $9.29   $13.05   $10.97
Investment Operations:
 Net Investment Income (Loss)             (0.20)          (0.19)   (0.21)   (0.24)   (0.15)
 Net Realized and Unrealized
   Gain (Loss)                             2.96            2.84    (1.45)   (3.51)    2.51
 Total Operations                          2.76            2.65    (1.66)   (3.75)    2.36
                                  --------------------------------------------------------
Distributions:
 From Net Investment Income                   -               -        -        -        -
 From Net Realized Gains                      -               -        -    (0.01)   (0.28)
   Total Distributions                        -               -        -    (0.01)   (0.28)
Net Asset Value, End of Period           $10.28          $10.28    $7.63    $9.29   $13.05
                                  ========================================================
Total Return (c)                          36.70%          34.73%  (17.85)% (28.73)%  21.63%
Net Assets, End of Period
 (000's)                                   $628          $2,417   $1,975   $1,943   $1,626
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                                 2.40%           2.40%    2.39%    2.20%    2.20%
   Total (f)                               2.58%           2.58%    3.32%    3.21%    3.48%
 Net Investment Income (Loss) to
   Average Net Assets (a)                 (2.20)%         (2.20)%  (2.17)%  (1.95)%  (1.79)%
 Portfolio Turnover Rate (b)                 25%             25%      55%      49%      53%

                                                    CLASS M
                                  -------------------------------------------
                                             Year or Period Ended
                                              October 31, (d)(g)
                                  -------------------------------------------
                                   2003     2002      2001     2000     1999
                                  ------   -------   ------   ------   ------
Net Asset Value, Beginning of
 Period                            $7.66     $9.31   $13.07   $10.98   $10.00
Investment Operations:
 Net Investment Income (Loss)      (0.18)    (0.19)   (0.20)   (0.14)   (0.01)
 Net Realized and Unrealized
   Gain (Loss)                      2.85     (1.46)   (3.55)    2.51     0.99
 Total Operations                   2.67     (1.65)   (3.75)    2.37     0.98
                                  -------------------------------------------
Distributions:
 From Net Investment Income            -         -        -        -        -
 From Net Realized Gains               -         -    (0.01)   (0.28)       -
   Total Distributions                 -         -    (0.01)   (0.28)       -
Net Asset Value, End of Period    $10.33     $7.66    $9.31   $13.07   $10.98
                                  ===========================================
Total Return (c)                   34.86%   (17.76)% (28.64)%  21.73%    9.77%
Net Assets, End of Period
 (000's)                          $2,371    $1,547   $2,161   $2,489     $685
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                          2.30%     2.29%    2.10%    2.10%    2.10%
   Total (f)                        2.48%     3.22%    3.11%    3.38%    8.48%
 Net Investment Income (Loss) to
   Average Net Assets (a)          (2.10)%   (2.07)%  (1.85)%   1.69%   (1.70)%
 Portfolio Turnover Rate (b)          25%       55%      49%      53%      43%


(a)  Annualized.
(b)  Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX T. Rowe Price Small Cap ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1)  Formerly Class L shares, prior to March 1, 2004.

(2)  Formerly Class C shares, prior to March 1, 2004.

                        TA IDEX T. ROWE PRICE SMALL CAP-4

TA IDEX JANUS BALANCED (FORMERLY, IDEX JANUS BALANCED)

--------------------------------------------------------------------------------


PLEASE NOTE: AT A RECENT MEETING OF THE BOARD OF TRUSTEES, THE BOARD APPROVED THE MERGER OF TA IDEX JANUS GROWTH & INCOME WITH THIS FUND, SUBJECT TO APPROVAL BY THE TA IDEX JANUS GROWTH & INCOME SHAREHOLDERS. UPON THE CLOSING OF THE MERGER, TRANSAMERICA INVESTMENT MANAGEMENT, LLC WILL BECOME SUB-ADVISER FOR THIS FUND, IF APPROVED BY SHAREHOLDERS, AND THE FUND WILL BE NAMED TA IDEX TRANSAMERICA BALANCED. IF APPROVED, THESE CHANGES WILL BE EFFECTIVE UPON THE CLOSE OF BUSINESS ON OR ABOUT APRIL 30, 2004.

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Janus Balanced is long-term capital growth, consistent with preservation of capital and balanced by current income.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the fund's objective by investing principally in:

- 40% to 60% in securities selected primarily for growth potential - such as common stocks

- 40% to 60% in securities selected primarily for income potential - both equity and debt.

The basic strategy of the fund is to maintain a growth component and an income component. Normally, 40% to 60% of the fund's securities are chosen primarily for their growth potential, and the remaining 40% to 60% are chosen primarily for their income potential. These securities may include some foreign issuers.

The growth component is expected to consist mainly of common stocks in companies and industries that the fund manager believes are experiencing favorable demand for their products and services, and that are operating in a favorable competitive and regulatory climate. In its analysis, the fund manager looks for companies with earnings growth potential that may not be recognized by the market.

The income component will consist of securities that the fund manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities.

At least 25% of the fund's assets will normally be invested in fixed-income securities.

The sub-adviser uses a "bottom-up" approach to select stocks. In other words, the fund manager looks mostly for income producing securities that meet its investment criteria one at a time. If the fund manager is unable to find such investments, the fund's assets may be in cash or similar investments. Securities are selected without regard to any industry sector or other similarly defined selection procedure.

Up to 35% of the fund's assets may be invested in high-yield/ high-risk bonds (commonly known as "junk bonds"). These bonds are rated below investment grade by the primary rating agencies.

The fund may shift assets between growth and income portions of its portfolio, based on the fund manager analysis of the market and conditions in the economy. If the fund manager believes that at a particular time growth investments will provide better returns than the yields from income-producing investments, the fund may put a greater emphasis on growth. The reverse may also take place.

The fund manager may sell the fund's securities when its expectations regarding earnings growth potential change.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

The fund may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of the fund's investment objectives.

WHAT IS "BOTTOM UP" ANALYSIS?
When a sub-adviser used a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - changes in interest rates
 - length of time to maturity
 - issuers defaulting on their obligations to pay interest or return principal

- HIGH-YIELD/HIGH-RISK SECURITIES

 - credit risk
 - greater sensitivity to interest rate movements
 - greater vulnerability to economic changes
 - decline in market value in event of default
 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of the Prospectus.

                             TA IDEX JANUS BALANCED-1

TA IDEX JANUS BALANCED (FORMERLY, IDEX JANUS BALANCED)

--------------------------------------------------------------------------------

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital growth and income from the same investment, but who also want an investment that sustains value by maintaining a balance between equity and debt (stocks and bonds). The fund is not for investors who desire a consistent level of income.
(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard and Poor's 500 Composite Stock Price Index (S&P 500) and the Lehman Brothers U.S. Government/Credit Index (LBGC), each widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[Bar Chart]                    ------------------

1995                                                                             25.20
1996                                                                             16.60
1997                                                                             21.17
1998                                                                             30.78
1999                                                                             23.55
2000                                                                             -3.39
2001                                                                             -5.83
2002                                                                             -7.22
2003                                                                             12.91


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/1998         18.31%
------------------------------------------------------------
  Worst Quarter:                3/31/2001         (5.87)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEARS     FUND***
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                6.70%       2.16%      10.95%
----------------------------------------------------------------------
    Return after taxes on
    distributions*                     6.28%       1.47%       9.20%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares*                            4.33%       1.46%       8.52%
----------------------------------------------------------------------
  Class B                              7.16%       2.46%      10.25%
----------------------------------------------------------------------
  Class C (1)(A)                      10.16%        --         9.11%
----------------------------------------------------------------------
  Class C2 (2)(A)                     12.16%        --         0.30%
----------------------------------------------------------------------
  Class M                             10.14%       2.54%      10.92%
----------------------------------------------------------------------
  S&P 500 Index
  (reflects no deduction for fees,
  expenses, or taxes)                 28.67%       (0.57)%    12.26%
----------------------------------------------------------------------
  LBGC Index
  (reflects no deduction for fees,
  expenses, or taxes)                  4.67%       6.66%       8.21%
----------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(2)For the period November 1, 1999 (date of inception) - December 31, 2003.

***The fund commenced operations on 12/02/1994.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None     None     None      1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Management fees             0.96%     0.96%     0.96%   0.96%      0.96%
 Distribution and service    0.35%     1.00%     1.00%   1.00%      0.90%
 (12b-1) fees
 Other expenses              0.42%     0.41%     0.43%   0.41%      0.41%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           1.73%     2.37%     2.39%   2.37%      2.27%
 OPERATING EXPENSES (E)
 EXPENSE REDUCTION           0.00%     0.00%     (0.01)%  0.00%     0.00%
 (WAIVER)(E)
                               -----------------------------------------
 NET OPERATING EXPENSES      1.73%     2.37%     2.38%   2.37%      2.27%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) The fund has a contractual arrangement with ATFA through 2/28/05, for expenses that exceed 1.50%, excluding 12b-1 fees.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


                             TA IDEX JANUS BALANCED-2

TA IDEX JANUS BALANCED (FORMERLY, IDEX JANUS BALANCED)

--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $716      $1,065     $1,437      $2,479
    B*         $740      $1,039     $1,365      $2,547
    C          $341      $  745     $1,275      $2,726
    C2         $240      $  739     $1,265      $2,706
    M          $427      $  802     $1,303      $2,679
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $716      $1,065     $1,437      $2,479
    B*         $240      $  739     $1,265      $2,547
    C          $241      $  745     $1,275      $2,726
    C2         $240      $  739     $1,265      $2,706
    M          $328      $  802     $1,303      $2,679
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Janus Capital Management LLC

   151 Detroit Street


   Denver, Colorado 80206-4805


ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million...............................    1.00%
the next $500 million............................    0.90%
the next $750 million............................    0.80%
over $1.5 billion................................    0.70%

PORTFOLIO MANAGERS:

KAREN L. REIDY, CFA, vice president, has served as manager of this fund since January 2000. Prior to joining Janus in 1995, she was a manager in both the Mergers and Acquisitions and Audit business units at PricewaterhouseCoopers LLP.

                             TA IDEX JANUS BALANCED-3

TA IDEX JANUS BALANCED (FORMERLY, IDEX JANUS BALANCED)

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                       CLASS A
                                  --------------------------------------------------
                                                 Year or Period Ended
                                                   October 31, (d)
                                  --------------------------------------------------
                                   2003       2002       2001       2000      1999
                                  -------   --------   --------   --------   -------
Net Asset Value, Beginning of
 Period                            $16.23     $17.31     $19.75     $18.96    $14.75
Investment Operations:
 Net Investment Income (Loss)        0.19       0.29       0.37       0.25      0.19
 Net Realized and Unrealized
   Gain (Loss)                       1.21      (1.09)     (2.18)      1.03      4.27
 Total Operations                    1.40      (0.80)     (1.81)      1.28      4.46
                                  --------------------------------------------------
Distributions:
 From Net Investment Income         (0.20)     (0.28)     (0.35)     (0.24)    (0.17)
 From Net Realized Gains                -          -      (0.28)     (0.25)    (0.08)
   Total Distributions              (0.20)     (0.28)     (0.63)     (0.49)    (0.25)
Net Asset Value, End of Period     $17.43     $16.23     $17.31     $19.75    $18.96
                                  ==================================================

Total Return (c)                     8.71%     (4.72)%    (9.35)%     7.23%    30.43%
Net Assets, End of Period
 (000's)                          $89,335   $100,923   $126,369   $133,445   $67,749
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                           1.73%      1.68%      1.64%      1.67%     1.81%
   Total (f)                         1.73%      1.70%      1.66%      1.69%     1.82%
 Net Investment Income (Loss) to
   Average Net Assets (a)            1.13%      1.70%      1.96%      1.73%     1.28%
 Portfolio Turnover Rate (b)           69%        87%       114%        71%       60%

                                                        CLASS B                               CLASS C(1)
                                  ---------------------------------------------------------------------------
                                                  Year or Period Ended                   Year or Period Ended
                                                    October 31, (d)                       October 31, (d)(g)
                                  ---------------------------------------------------------------------------
                                    2003       2002       2001       2000       1999             2003
                                  --------   --------   --------   --------   --------   --------------------
Net Asset Value, Beginning of
 Period                             $16.22     $17.30     $19.73     $18.95     $14.74          $16.22
Investment Operations:
 Net Investment Income (Loss)         0.08       0.18       0.25       0.21       0.08            0.08
 Net Realized and Unrealized
   Gain (Loss)                        1.18      (1.09)     (2.17)      1.03       4.27            1.18
 Total Operations                     1.26      (0.91)     (1.92)      1.24       4.35            1.26
                                  ---------------------------------------------------------------------------
Distributions:
 From Net Investment Income          (0.09)     (0.17)     (0.23)     (0.21)     (0.06)          (0.09)
 From Net Realized Gains                 -          -      (0.28)     (0.25)     (0.08)              -
   Total Distributions               (0.09)     (0.17)     (0.51)     (0.46)     (0.14)          (0.09)
Net Asset Value, End of Period      $17.39     $16.22     $17.30     $19.73     $18.95          $17.39
                                  ===========================================================================
Total Return (c)                      7.84%     (5.31)%    (9.93)%     6.58%     29.64%           7.84%
Net Assets, End of Period
 (000's)                          $199,472   $214,019   $243,387   $229,160    $92,833          $4,354
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                            2.37%      2.33%      2.29%      2.32%      2.46%           2.38%
   Total (f)                          2.37%      2.35%      2.31%      2.34%      2.47%           2.39%
 Net Investment Income (Loss) to
   Average Net Assets (a)             0.48%      1.05%      1.31%      1.08%      0.63%           0.48%
 Portfolio Turnover Rate (b)            69%        87%       114%        71%        60%             69%

                                               CLASS C2(2)                                    CLASS M
                                  ----------------------------------------------------------------------------------------
                                          Year or Period Ended                          Year or Period Ended
                                           October 31, (d)(g)                             October 31, (d)
                                  ----------------------------------------------------------------------------------------
                                   2003      2002      2001      2000      2003      2002       2001      2000      1999
                                  -------   -------   -------   -------   -------   -------   --------   -------   -------
Net Asset Value, Beginning of
 Period                            $16.22    $17.30    $19.73    $18.95    $16.22    $17.30     $19.73    $18.95    $14.74
Investment Operations:
 Net Investment Income (Loss)        0.08      0.18      0.26      0.21      0.10      0.19       0.28      0.23      0.10
 Net Realized and Unrealized
   Gain (Loss)                       1.18     (1.09)    (2.18)     1.03      1.18     (1.09)     (2.18)     1.03      4.27
 Total Operations                    1.26     (0.91)    (1.92)     1.24      1.28     (0.90)     (1.90)     1.26      4.37
                                  ----------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income         (0.09)    (0.17)    (0.23)    (0.21)    (0.11)    (0.18)     (0.25)    (0.23)    (0.08)
 From Net Realized Gains                -         -     (0.28)    (0.25)        -         -      (0.28)    (0.25)    (0.08)
   Total Distributions              (0.09)    (0.17)    (0.51)    (0.46)    (0.11)    (0.18)     (0.53)    (0.48)    (0.16)
Net Asset Value, End of Period     $17.39    $16.22    $17.30    $19.73    $17.39    $16.22     $17.30    $19.73    $18.95
                                  ========================================================================================
Total Return (c)                     7.84%    (5.31)%   (9.93)%    6.58%     7.95%    (5.23)%    (9.84)%    6.68%    29.76%
Net Assets, End of Period
 (000's)                          $29,591   $39,636   $47,399   $42,447   $39,074   $50,414    $64,641   $66,249   $34,122
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                           2.37%     2.33%     2.29%     2.32%     2.27%     2.23%      2.19%     2.22%     2.36%
   Total (f)                         2.37%     2.35%     2.31%     2.34%     2.27%     2.25%      2.21%     2.24%     2.37%
 Net Investment Income (Loss) to
   Average Net Assets (a)            0.48%     1.05%     1.31%     1.08%     0.58%     1.15%      1.41%     1.18%     0.73%
 Portfolio Turnover Rate (b)           69%       87%      114%       71%       69%       87%       114%       71%       60%


(a) Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                             TA IDEX JANUS BALANCED-4

TA IDEX TRANSAMERICA VALUE BALANCED


(FORMERLY, IDEX TRANSAMERICA VALUE BALANCED)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Transamerica Value Balanced is preservation of capital and competitive investment returns.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing fund assets principally in:

- income-producing common and preferred stocks

- debt obligations of U.S. issuers, some of which will be convertible into common stocks

- U.S. Treasury bonds, notes and bills

- money market funds

- covered call options & put options


In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the fund seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index (Russell 1000), a widely recognized unmanaged index of market performance. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, (January 2004) the average market capitalization was approximately $84 billion; the medium market capitalization was approximately $4.0 billion.


TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

- changes in interest rates

- length of time to maturity

- issuers defaulting on their obligations to pay interest or return principal

- statistical models

- OPTIONS
Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of the Prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who want a combination of capital growth and income, and who can tolerate the risks associated with an actively-traded portfolio which shifts assets between equity and debt.

                      TA IDEX TRANSAMERICA VALUE BALANCED-1

TA IDEX TRANSAMERICA VALUE BALANCED

(FORMERLY, IDEX TRANSAMERICA VALUE BALANCED)
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Intermediate U.S. Government/Credit Index (LBIGC) (primary benchmark) and the Russell 1000 Value Index (Russell 1000), each a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[Bar Chart]                    ------------------

1996                                                                             13.16
1997                                                                             17.06
1998                                                                              6.87
1999                                                                             -6.61
2000                                                                             15.85
2001                                                                              0.01
2002                                                                            -14.23
2003                                                                             20.96


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          12.90%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (13.27)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                            LIFE OF
                                      1-YEAR     5 YEARS    FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes               14.31%      1.19%      5.54%
--------------------------------------------------------------------
    Return after taxes on
    distributions*                    13.59%      0.00%      4.18%
--------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares*                            9.25%      0.35%      4.03%
--------------------------------------------------------------------
  Class B                             15.26%      1.48%      5.58%
--------------------------------------------------------------------
  Class C (1)(A)                      18.26%       --       19.76%
--------------------------------------------------------------------
  Class C2 (2)(A)                     20.26%       --        3.46%
--------------------------------------------------------------------
  Class M                             18.45%      1.63%      5.60%
--------------------------------------------------------------------
  LBIGC Index (reflects no
  deduction for fees, expenses, or
  taxes)                               4.31%      6.65%      6.93%
--------------------------------------------------------------------
  Russell 1000 Index (reflects no
  deduction for fees, expenses, or
  taxes)                              30.03%      3.56%     11.28%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on 10/01/1995.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(2)For the period November 1, 1999 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C        C2*         M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on         5.50%      None      None       None      1.00%
 purchases (as a % of
 offering price)
----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase   None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C        C2*         M*
----------------------------------------------------------------------------
 Management fees           0.75%     0.75%      0.75%     0.75%      0.75%
 Distribution and          0.35%     1.00%      1.00%     1.00%      0.90%
 service (12b-1) fees
 Other expenses            1.10%     1.10%      1.11%     1.10%      1.10%
----------------------------------------------------------------------------
                             -------------------------------------------
 TOTAL ANNUAL FUND         2.20%     2.85%      2.86%     2.85%      2.75%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)    (0.65)%   (0.65)%    (0.66)%   (0.65)%    (0.65)%
                             -------------------------------------------
 NET OPERATING EXPENSES    1.55%     2.20%      2.20%     2.20%      2.10%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.20%, excluding 12b-l fees.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


                      TA IDEX TRANSAMERICA VALUE BALANCED-2

TA IDEX TRANSAMERICA VALUE BALANCED


(FORMERLY, IDEX TRANSAMERICA VALUE BALANCED)
--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,141     $1,609      $2,897
    B*         $723      $1,122     $1,546      $2,974
    C          $323      $  824     $1,450      $3,138
    C2         $223      $  822     $1,446      $3,129
    M          $410      $  884     $1,483      $3,103
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,141     $1,609      $2,897
    B*         $223      $  822     $1,446      $2,974
    C          $223      $  824     $1,450      $3,138
    C2         $223      $  822     $1,446      $3,129
    M          $311      $  884     $1,483      $3,103
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

ADVISORY FEE:


AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
The next $500 million............................    0.65%
Over $1 billion..................................    0.60%


PORTFOLIO MANAGERS:


JOHN C. RIAZZI, CFA (Lead Equity Portfolio Manager) is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.



HEIDI Y. HU, CFA (Lead Fixed Income Portfolio Manager) is Senior Vice President and Head of Fixed Income Investments at TIM. Ms. Hu is the Lead Manager of the Transamerica Premier Balanced Fund and of the Transamerica Premier Bond Fund. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.



GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of TIM, LLC. Mr. Rolle is the Co-Manager of the Transamerica Premier Balanced Fund and the Transamerica Premier Core Equity Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined TIM in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.


TIM, through its affiliates, has provided investment advisory services to various clients since 1967.

                      TA IDEX TRANSAMERICA VALUE BALANCED-3

TA IDEX TRANSAMERICA VALUE BALANCED


(FORMERLY, IDEX TRANSAMERICA VALUE BALANCED)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                     CLASS A                                          CLASS B
                                  -----------------------------------------------------------------------------------------------
                                               Year or Period Ended                             Year or Period Ended
                                                 October 31, (d)                                  October 31, (d)
                                  -----------------------------------------------------------------------------------------------
                                    2003      2002      2001      2000     1999     2003      2002      2001      2000      1999
                                  --------   -------   -------   ------   ------   -------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $9.69    $11.67    $12.75   $11.79   $13.14     $9.69    $11.66    $12.74    $11.78   $13.13
Investment Operations:
 Net Investment Income (Loss)         0.18      0.18      0.26     0.30     0.27      0.11      0.11      0.18      0.23     0.19
 Net Realized and Unrealized
   Gain (Loss)                        1.83     (1.65)    (0.51)    1.01    (0.73)     1.80     (1.65)    (0.50)     1.01    (0.73)
 Total Operations                     2.01     (1.47)    (0.25)    1.31    (0.46)     1.91     (1.54)    (0.32)     1.24    (0.54)
                                  -----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income          (0.21)    (0.16)    (0.26)   (0.35)   (0.24)    (0.14)    (0.08)    (0.19)    (0.28)   (0.16)
 From Net Realized Gains                 -     (0.35)    (0.57)       -    (0.65)        -     (0.35)    (0.57)        -    (0.65)
   Total Distributions               (0.21)    (0.51)    (0.83)   (0.35)   (0.89)    (0.14)    (0.43)    (0.76)    (0.28)   (0.81)
Net Asset Value, End of Period      $11.49     $9.69    $11.67   $12.75   $11.79    $11.46     $9.69    $11.66    $12.74   $11.78
                                  ===============================================================================================

Total Return (c)                     21.04%   (13.20)%   (2.13)%  11.43%   (3.74)%   19.98%   (13.72)%   (2.74)%   10.76%   (4.36)%
Net Assets, End of Period
 (000's)                           $11,832   $11,020   $13,880   $9,850   $12,377  $13,744   $12,038   $16,180    $9,193   $12,171
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                            1.55%     1.55%     1.55%    1.55%    1.66%     2.20%     2.20%     2.20%     2.20%    2.31%
   Total (f)                          2.20%     1.89%     1.95%    2.02%    1.85%     2.85%     2.54%     2.60%     2.67%    2.50%
 Net Investment Income (Loss) to
   Average Net Assets (a)             1.75%     1.56%     2.04%    2.50%    2.12%     1.10%     0.91%     1.39%     1.85%    1.47%
 Portfolio Turnover Rate (b)            50%       82%       50%      28%      82%       50%       82%       50%       28%      82%

                                       CLASS C(1)                   CLASS C2(2)
                                  --------------------------------------------------------
                                  Year or Period Ended         Year or Period Ended
                                   October 31, (d)(g)           October 31, (d)(g)
                                  --------------------------------------------------------
                                          2003            2003     2002     2001     2000
                                  --------------------   ------   ------   ------   ------
Net Asset Value, Beginning of
 Period                                   $9.71           $9.69   $11.66   $12.74   $11.78
Investment Operations:
 Net Investment Income (Loss)              0.12            0.11     0.12     0.17     0.23
 Net Realized and Unrealized
   Gain (Loss)                             1.77            1.80    (1.66)   (0.49)    1.01
 Total Operations                          1.89            1.91    (1.54)   (0.32)    1.24
                                  --------------------------------------------------------
Distributions:
 From Net Investment Income               (0.14)          (0.14)   (0.08)   (0.19)   (0.28)
 From Net Realized Gains                      -               -    (0.35)   (0.57)       -
   Total Distributions                    (0.14)          (0.14)   (0.43)   (0.76)   (0.28)
Net Asset Value, End of Period           $11.46          $11.46    $9.69   $11.66   $12.74
                                  ========================================================
Total Return (c)                          19.73%          19.98%  (13.72)%  (2.74)%  10.76%
Net Assets, End of Period
 (000's)                                   $530          $3,645   $3,999   $3,619     $565
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                                 2.20%           2.20%    2.20%    2.20%    2.20%
   Total (f)                               2.86%           2.85%    2.54%    2.60%    2.67%
 Net Investment Income (Loss) to
   Average Net Assets (a)                  1.10%           1.10%    0.91%    1.39%    1.85%
 Portfolio Turnover Rate (b)                 50%             50%      82%      50%      28%

                                                    CLASS M
                                  -------------------------------------------
                                             Year or Period Ended
                                                October 31, (d)
                                  -------------------------------------------
                                   2003     2002      2001     2000     1999
                                  ------   -------   ------   ------   ------
Net Asset Value, Beginning of
 Period                            $9.69    $11.66   $12.74   $11.78   $13.13
Investment Operations:
 Net Investment Income (Loss)       0.12      0.11     0.19     0.24     0.20
 Net Realized and Unrealized
   Gain (Loss)                      1.81     (1.63)   (0.50)    1.01    (0.73)
 Total Operations                   1.93     (1.52)   (0.31)    1.25    (0.53)
                                  -------------------------------------------
Distributions:
 From Net Investment Income        (0.15)    (0.10)   (0.20)   (0.29)   (0.17)
 From Net Realized Gains               -     (0.35)   (0.57)       -    (0.65)
   Total Distributions             (0.15)    (0.45)   (0.77)   (0.29)   (0.82)
Net Asset Value, End of Period    $11.47     $9.69   $11.66   $12.74   $11.78
                                  ===========================================
Total Return (c)                   20.20%   (13.64)%  (2.65)%  10.86%   (4.26)%
Net Assets, End of Period
 (000's)                          $3,267    $3,050   $4,866   $2,868   $4,689
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                          2.10%     2.10%    2.10%    2.10%    2.21%
   Total (f)                        2.75%     2.44%    2.50%    2.57%    2.40%
 Net Investment Income (Loss) to
   Average Net Assets (a)           1.20%     1.01%    1.49%    1.95%    1.57%
 Portfolio Turnover Rate (b)          50%       82%      50%      28%      82%


(a)  Annualized.
(b)  Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                      TA IDEX TRANSAMERICA VALUE BALANCED-4

TA IDEX LKCM STRATEGIC TOTAL RETURN


(FORMERLY, IDEX LKCM STRATEGIC TOTAL RETURN)
--------------------------------------------------------------------------------


PLEASE NOTE: AT A RECENT MEETING OF THE BOARD OF TRUSTEES, THE BOARD APPROVED THE MERGER OF THIS FUND WITH TA IDEX TRANSAMERICA VALUE BALANCED SUBJECT TO SHAREHOLDER APPROVAL AT A SPECIAL MEETING CALLED FOR THAT PURPOSE. IF APPROVED, THE MERGER WILL BE EFFECTIVE UPON THE CLOSE OF BUSINESS ON OR ABOUT APRIL 30, 2004.

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX LKCM Strategic Total Return is to seek preservation of capital and long-term growth.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Luther King Capital Management Corporation (Luther
King), seeks to achieve this objective by principally investing fund assets in both equity and fixed-income securities which include:

- common stocks

- securities convertible into common stock

- government and corporate bonds

The fund seeks to invest in both equity and fixed-income securities to achieve long-term capital appreciation. In selecting such securities, Luther King looks for companies with favorable fundamental characteristics. It considers factors such as:

- management integrity

- balance sheet quality

- cash flow generation

- earnings and dividend growth record and outlook

- profitability levels

- market positions

In some cases, Luther King bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value, with the anticipation that they'll increase in value over time.


The fund seeks to achieve an income yield greater than the average yield of the stocks in the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


The fund invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the fund buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.

Luther King closely analyzes a company's financial status and a security's valuation in a effort to control risk at the individual level.

Corporate debt securities in which the fund invests will generally have a rating within the four highest grades as determined by Moody's or S&P. (See Appendix A for a description of bond ratings.)

As part of its income-oriented strategy, Luther King expects to invest about 25% of the fund's assets in fixed-income securities, some of which will be convertible into common stocks, and no more than 20% of its assets in stocks that don't pay a dividend.

Luther King may sell fund securities when its stocks become overvalued or when the stocks lose their strong fundamentals.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investments objective.

While the fund invests principally in common stocks and corporate and government bonds, it may, to a lesser extent, invest in convertible preferred stocks, corporate convertible bonds, or other securities and investment strategies in pursuit of its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:
 - changes in interest rates
 - length of time to maturity
 - issuers defaulting on their obligations to pay interest or return principal

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek consistent total return, achieved through a diversified portfolio of both

                      TA IDEX LKCM STRATEGIC TOTAL RETURN-1

TA IDEX LKCM STRATEGIC TOTAL RETURN

(FORMERLY, IDEX LKCM STRATEGIC TOTAL RETURN)
--------------------------------------------------------------------------------

equities and fixed-income securities. The equity portion is designed to provide capital appreciation, with bonds used to generate current income, minimize overall portfolio volatility, and insulate against a downside risk.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 (primary benchmark), and the Lehman Brothers Intermediate U.S. Government/Credit Index (LBIGC), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

1995                                                                             22.81
1996                                                                             16.42
1997                                                                             21.99
1998                                                                             10.07
1999                                                                             10.59
2000                                                                             -5.28
2001                                                                             -1.69
2002                                                                            -10.65
2003                                                                             21.72


------------------------------------------------------------
CLASS A SHARES:               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/1997         12.74%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (8.26)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEARS     FUND***
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
  Return before taxes                 15.03%       1.14%       8.34%
----------------------------------------------------------------------
  Return after taxes on
    distributions*                    14.74%       0.43%       7.34%
----------------------------------------------------------------------
  Return after taxes on
  distributions and sales of fund
  shares*                              9.76%       0.57%       6.72%
----------------------------------------------------------------------
  Class B                             16.06%       1.44%       7.05%
----------------------------------------------------------------------
  Class C (1)(A)                      19.06%        --        18.64%
----------------------------------------------------------------------
  Class C2 (2)(A)                     21.06%        --         0.97%
----------------------------------------------------------------------
  Class M                             18.97%       1.52%       8.30%
----------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                              28.67%      (0.57)%     12.26%
----------------------------------------------------------------------
  LBIGC Index (reflects no
  deduction for fees, expenses, or
  taxes)                               4.31%       6.65%       7.59%
----------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on 12/02/1994.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(2)For the period November 1, 1999 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C        C2*         M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on         5.50%      None      None       None      1.00%
 purchases (as a % of
 offering price)
----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase   None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C        C2*         M*
----------------------------------------------------------------------------
 Management fees           0.80%     0.80%      0.80%     0.80%      0.80%
 Distribution and
 service                   0.35%     1.00%      1.00%     1.00%      0.90%
 (12b-1) fees
 Other expenses            0.84%     0.84%      0.84%     0.84%      0.84%
                             -------------------------------------------
                             -------------------------------------------
 TOTAL ANNUAL FUND         1.99%     2.64%      2.64%     2.64%      2.54%
 OPERATING EXPENSES
 EXPENSE REDUCTION (e)    (0.44)%   (0.44)%    (0.44)%   (0.44)%    (0.44)%
                             -------------------------------------------
 NET OPERATING EXPENSES    1.55%     2.20%      2.20%     2.20%      2.10%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.20%, excluding 12b-1 fees.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


                      TA IDEX LKCM STRATEGIC TOTAL RETURN-2

TA IDEX LKCM STRATEGIC TOTAL RETURN


(FORMERLY, IDEX LKCM STRATEGIC TOTAL RETURN)
--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,100     $1,525      $2,706
    B*         $723      $1,079     $1,461      $2,783
    C          $323      $  779     $1,361      $2,941
    C2         $223      $  779     $1,361      $2,941
    M          $410      $  841     $1,398      $2,914
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,100     $1,525      $2,706
    B*         $223      $  779     $1,361      $2,783
    C          $223      $  779     $1,361      $2,941
    C2         $223      $  779     $1,361      $2,941
    M          $311      $  841     $1,398      $2,914
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Luther King Capital Management
   301 Commerce Street, Suite 1600
   Fort Worth, Texas 76102-4190

ADVISORY FEE:

Average Daily Net Assets
First $500 million...............................    0.80%
Over $500 million................................    0.70%

PORTFOLIO MANAGERS:

LUTHER KING, JR., CFA, and SCOT C. HOLLMANN, CFA, have co-managed this fund since its inception. Mr. King has been a portfolio manager and the president of Luther King since 1979. Mr. Hollmann has been a portfolio manager and vice president since 1983

Luther King has provided investment advisory services to various clients since 1979.

                      TA IDEX LKCM STRATEGIC TOTAL RETURN-3

TA IDEX LKCM STRATEGIC TOTAL RETURN


(FORMERLY, IDEX LKCM STRATEGIC TOTAL RETURN)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                     CLASS A                                            CLASS B
                                 --------------------------------------------------------------------------------------------------
                                               Year or Period Ended                              Year or Period Ended
                                                 October 31, (d)                                    October 31, (d)
                                 --------------------------------------------------------------------------------------------------
                                   2003      2002      2001      2000      1999      2003      2002      2001      2000      1999
                                 --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value, Beginning of
 Period                            $14.34    $15.46    $17.02    $17.62    $16.18    $14.33    $15.45    $17.01    $17.60    $16.17
Investment Operations:
 Net Investment Income (Loss)        0.17      0.28      0.30      0.27      0.20      0.07      0.18      0.19      0.18      0.09
 Net Realized and Unrealized
   Gain (Loss)                       1.74     (1.11)    (1.51)    (0.15)     1.65      1.72     (1.11)    (1.50)    (0.15)     1.65
 Total Operations                    1.91     (0.83)    (1.21)     0.12      1.85      1.79     (0.93)    (1.31)     0.03      1.74
                                 --------------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income         (0.15)    (0.27)    (0.26)    (0.30)    (0.20)    (0.10)    (0.17)    (0.16)    (0.20)    (0.10)
 From Net Realized Gains               --     (0.02)    (0.09)    (0.42)    (0.21)        -     (0.02)    (0.09)    (0.42)    (0.21)
   Total Distributions              (0.15)    (0.29)    (0.35)    (0.72)    (0.41)    (0.10)    (0.19)    (0.25)    (0.62)    (0.31)
Net Asset Value, End of Period     $16.10    $14.34    $15.46    $17.02    $17.62    $16.02    $14.33    $15.45    $17.01    $17.60
                                 ==================================================================================================

Total Return (c)                    13.43%    (5.52)%   (7.13)%    0.64%    11.61%    12.58%    (6.12)%   (7.72)%    0.03%    10.91%
Net Assets, End of Period
 (000's)                          $31,224   $31,303   $37,253   $40,919   $37,959   $15,997   $16,072   $19,236   $19,375   $15,531
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                           1.55%     1.55%     1.55%     1.55%     1.64%     2.20%     2.20%     2.20%     2.20%     2.29%
   Total (f)                         1.99%     1.85%     1.74%     1.69%     1.79%     2.64%     2.51%     2.39%     2.34%     2.44%
 Net Investment Income (Loss)
   to Average Net Assets (a)         1.14%     1.77%     1.80%     1.59%     1.20%     0.49%     1.12%     1.15%     0.94%     0.55%
 Portfolio Turnover Rate (b)           32%       14%       23%       56%       60%       32%       14%       23%       56%       60%

                                      CLASS C(1)                   CLASS C2(2)
                                 --------------------------------------------------------
                                 Year or Period Ended         Year or Period Ended
                                  October 31, (d)(g)           October 31, (d)(g)
                                 --------------------------------------------------------
                                         2003            2003     2002     2001     2000
                                 --------------------   ------   ------   ------   ------
Net Asset Value, Beginning of
 Period                                 $14.06          $14.33   $15.45   $17.01   $17.60
Investment Operations:
 Net Investment Income (Loss)             0.07            0.07     0.18     0.19     0.18
 Net Realized and Unrealized
   Gain (Loss)                            1.99            1.72    (1.11)   (1.50)   (0.15)
 Total Operations                         2.06            1.79    (0.93)   (1.31)    0.03
                                 --------------------------------------------------------
Distributions:
 From Net Investment Income              (0.10)          (0.10)   (0.17)   (0.16)   (0.20)
 From Net Realized Gains                     -               -    (0.02)   (0.09)   (0.42)
   Total Distributions                   (0.10)          (0.10)   (0.19)   (0.25)   (0.62)
Net Asset Value, End of Period          $16.02          $16.02   $14.33   $15.45   $17.01
                                 ========================================================
Total Return (c)                         14.74%          12.58%   (6.12)%  (7.72)%   0.03%
Net Assets, End of Period
 (000's)                                  $206          $2,650   $2,778   $2,989   $2,523
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                                2.20%           2.20%    2.20%    2.20%    2.20%
   Total (f)                              2.64%           2.64%    2.50%    2.39%    2.34%
 Net Investment Income (Loss)
   to Average Net Assets (a)              0.49%           0.49%    1.12%    1.15%    0.94%
 Portfolio Turnover Rate (b)                32%             32%      14%      23%      56%

                                                   CLASS M
                                 -------------------------------------------
                                            Year or Period Ended
                                               October 31, (d)
                                 -------------------------------------------
                                  2003     2002      2001     2000     1999
                                 ------   -------   ------   ------   ------
Net Asset Value, Beginning of
 Period                          $14.33    $15.45   $17.01   $17.61   $16.17
Investment Operations:
 Net Investment Income (Loss)      0.09      0.19     0.20     0.18     0.11
 Net Realized and Unrealized
   Gain (Loss)                     1.72     (1.10)   (1.49)   (0.15)    1.65
 Total Operations                  1.81     (0.91)   (1.29)    0.03     1.76
                                 -------------------------------------------
Distributions:
 From Net Investment Income       (0.11)    (0.19)    (018)   (0.21)   (0.11)
 From Net Realized Gains              -     (0.02)   (0.09)   (0.42)   (0.21)
   Total Distributions            (0.11)    (0.21)   (0.27)   (0.63)   (0.32)
Net Asset Value, End of Period   $16.03    $14.33   $15.45   $17.01   $17.61
                                 ===========================================
Total Return (c)                  12.71%    (6.04)%  (7.63)%   0.12%   11.02%
Net Assets, End of Period
 (000's)                         $3,447    $3,934   $5,547   $7,026   $8,779
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                         2.10%     2.10%    2.10%    2.10%    2.19%
   Total (f)                       2.54%     2.41%    2.29%    2.24%    2.34%
 Net Investment Income (Loss)
   to Average Net Assets (a)       0.59%     1.22%    1.25%    1.04%    0.65%
 Portfolio Turnover Rate (b)         32%       14%      23%      56%      60%


(a)  Annualized.
(b)  Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1)  Formerly Class L shares, prior to March 1, 2004.


(2)  Formerly Class C shares, prior to March 1, 2004.


                      TA IDEX LKCM STRATEGIC TOTAL RETURN-4

TA IDEX AMERICAN CENTURY INTERNATIONAL

(FORMERLY, IDEX AMERICAN CENTURY INTERNATIONAL)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX American Century International is to seek capital growth.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

- equity securities of growing foreign companies

The fund manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the fund manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

- Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

The manager uses a bottom-up approach to select stocks to buy for the fund. The manager makes its investment decisions based primarily on the business fundamentals of the individual companies rather than on economic forecasts or the outlook for industries or sectors. The manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund manager select or hold the stocks of companies it believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the fund manager believes that it is important to diversify the fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The fund manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the fund may invest a portion of its assets in convertible debt securities, short-term securities, equity equivalent securities, forward currency exchange contracts, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid by performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days
 - forward foreign currency contracts for hedging

- CURRENCY RISK
Because the fund's foreign investments are generally held in foreign currencies, the fund is subject to currency risk, meaning the fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," Appendix A of this prospectus.

                     TA IDEX AMERICAN CENTURY INTERNATIONAL-1

TA IDEX AMERICAN CENTURY INTERNATIONAL
(FORMERLY, IDEX AMERICAN CENTURY INTERNATIONAL)
--------------------------------------------------------------------------------

- INVESTOR PROFILE
This fund may be appropriate for the investor who is seeking long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI-EAFE), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR CHART)                    ------------------

1998                                                                             11.21
1999                                                                             30.63
2000                                                                            -12.43
2001                                                                            -25.05
2002                                                                            -20.05
2003                                                                             23.45


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/1999          23.80%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (19.74)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEARS     FUND***
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes               16.66%     (4.37)%     (0.80)%
----------------------------------------------------------------------
    Return after taxes on
    distributions*                    16.66%     (5.04)%     (1.34)%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares*                           10.83%     (3.80)%     (0.82)%
----------------------------------------------------------------------
  Class B                             17.69%     (4.12)%     (0.65)%
----------------------------------------------------------------------
  Class C (1)(A)                      20.69%       --         18.39%
----------------------------------------------------------------------
  Class C2 (2)(A)                     22.69%       --        (6.62)%
----------------------------------------------------------------------
  Class M                             20.47%     (4.04)%     (0.70)%
----------------------------------------------------------------------
  MSCI-EAFE Index (reflects no
  deduction for fees, expenses, or
  taxes)                              39.17%       0.26%       3.74%
----------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on 2/01/1997.

(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(2)For the period November 1, 1999 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C        C2*         M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on         5.50%      None      None       None      1.00%
 purchases (as a % of
 offering price)
----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase   None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f) % of average daily net assets
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C        C2*         M*
----------------------------------------------------------------------------
 Management fees           1.00%     1.00%      1.00%     1.00%      1.00%
 Distribution and          0.35%     1.00%      1.00%     1.00%      0.90%
 service (12b-1) fees
 Other expenses            1.05%     1.05%      1.05%     1.05%      1.05%
----------------------------------------------------------------------------
                             -------------------------------------------
 TOTAL ANNUAL FUND         2.40%     3.05%      3.05%     3.05%      2.95%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)    (0.65)%   (0.65)%    (0.65)%   (0.65)%    (0.65)%
                             -------------------------------------------
 NET OPERATING EXPENSES    1.75%     2.40%      2.40%     2.40%      2.30%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

                     TA IDEX AMERICAN CENTURY INTERNATIONAL-2

TA IDEX AMERICAN CENTURY INTERNATIONAL
(FORMERLY, IDEX AMERICAN CENTURY INTERNATIONAL)
--------------------------------------------------------------------------------

(e) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 2/28/05 for expenses that exceed 1.40%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,199     $1,705      $3,089
    B*         $743      $1,181     $1,644      $3,165
    C          $343      $  881     $1,544      $3,319
    C2         $243      $  881     $1,544      $3,319
    M          $430      $  943     $1,581      $3,293
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,199     $1,705      $3,089
    B*         $243      $  881     $1,544      $3,165
    C          $243      $  881     $1,544      $3,319
    C2         $243      $  881     $1,544      $3,319
    M          $331      $  943     $1,581      $3,293
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   American Century Investment Management, Inc.
   American Century Tower
   4500 Main Street
   Kansas City, Missouri 64111

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $50 million................................    1.00%
over $50 million up to $150 million..............    0.95%
over $150 million up to $500 million.............    0.90%
over $500 million up to $1 billion...............    0.85%
over $1 billion..................................    0.80%

PORTFOLIO MANAGERS:

American Century uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

HENRIK STRABO, Chief Investment Officer -- International Equities, has been a member of the team since the fund's inception. He joined American Century in 1993 as an Investment Analyst and was promoted to Portfolio Manager in April 1994.

MARK S. KOPINSKI, Senior Vice President and Senior Portfolio Manager, has been a member of the team since the fund's inception. Mr. Kopinski joined American Century in April 1997 and serves as a member of other management teams for various American Century funds. Prior to rejoining American Century in 1997, Mr. Kopinski served as Vice President and Portfolio Manager at Federated Investors, Inc. From 1990-1995, he served as Vice President and a member of the management team for American Century International Growth and International Discovery.


KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.


American Century has provided investment advisory services to various clients since 1958.

                     TA IDEX AMERICAN CENTURY INTERNATIONAL-3

TA IDEX AMERICAN CENTURY INTERNATIONAL


(FORMERLY, IDEX AMERICAN CENTURY INTERNATIONAL)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                     CLASS A                                          CLASS B
                                  -----------------------------------------------------------------------------------------------
                                               Year or Period Ended                             Year or Period Ended
                                                 October 31, (d)                                  October 31, (d)
                                  -----------------------------------------------------------------------------------------------
                                    2003      2002      2001      2000     1999     2003      2002      2001      2000      1999
                                  --------   -------   -------   ------   ------   -------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $7.00     $8.38    $12.76   $12.85   $10.77     $6.76     $8.15    $12.53    $12.70   $10.71
Investment Operations:
 Net Investment Income (Loss)         0.02      0.01      0.05     0.05     0.03     (0.03)    (0.04)    (0.02)    (0.03)   (0.06)
 Net Realized and Unrealized
   Gain (Loss)                        1.01     (1.39)    (3.05)    0.35     2.05      0.97     (1.35)    (2.98)     0.35     2.05
 Total Operations                     1.03     (1.38)    (3.00)    0.40     2.08      0.94     (1.39)    (3.00)     0.32     1.99
                                  -----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income              -         -         -        -        -         -         -         -         -        -
 From Net Realized Gains                 -         -     (1.38)   (0.49)       -         -         -     (1.38)    (0.49)       -
   Total Distributions                   -               (1.38)   (0.49)                 -               (1.38)    (0.49)
Net Asset Value, End of Period       $8.03     $7.00     $8.38   $12.76   $12.85     $7.70     $6.76     $8.15    $12.53   $12.70
                                  ===============================================================================================

Total Return (c)                     14.71%   (16.49)%  (26.43)%   2.74%   19.12%    13.91%   (17.09)%  (26.96)%    2.09%   18.45%
Net Assets, End of Period
 (000's)                          $152,086   $14,921    $5,209   $6,977   $4,902   $21,421    $5,328    $5,003    $4,407   $1,527
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                            1.78%     1.87%     1.55%    1.62%    1.90%     2.44%     2.52%     2.20%     2.27%    2.55%
   Total (f)                          2.39%     3.68%     2.77%    3.56%    3.53%     3.05%     4.33%     3.42%     4.21%    4.18%
 Net Investment Income (Loss) to
   Average Net Assets (a)             0.23%     0.22%     0.47%    0.09%   (0.16)%   (0.42)%   (0.43)%   (0.18)%   (0.56)%  (0.81)%
 Portfolio Turnover Rate (b)           220%      241%      129%     108%      72%      220%      241%      129%      108%      72%

                                       CLASS C(1)                   CLASS C2(2)
                                  --------------------------------------------------------
                                  Year or Period Ended         Year or Period Ended
                                   October 31, (d)(g)           October 31, (d)(g)
                                  --------------------------------------------------------
                                          2003            2003     2002     2001     2000
                                  --------------------   ------   ------   ------   ------
Net Asset Value, Beginning of
 Period                                   $6.73           $6.76    $8.15   $12.53   $12.70
Investment Operations:
 Net Investment Income (Loss)             (0.03)          (0.03)   (0.04)   (0.02)   (0.03)
 Net Realized and Unrealized
   Gain (Loss)                             1.00            0.97    (1.35)   (2.98)    0.35
 Total Operations                          0.97            0.94    (1.39)   (3.00)    0.32
                                  --------------------------------------------------------
Distributions:
 From Net Investment Income                   -               -        -        -        -
 From Net Realized Gains                      -               -        -    (1.38)   (0.49)
   Total Distributions                        -               -             (1.38)   (0.49)
Net Asset Value, End of Period            $7.70           $7.70    $6.76    $8.15   $12.53
                                  ========================================================
Total Return (c)                          14.41%          13.91%  (17.09)% (26.96)%   2.09%
Net Assets, End of Period
 (000's)                                   $568          $5,990   $1,381     $938     $629
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                                 2.44%           2.44%    2.52%    2.20%    2.27%
   Total (f)                               3.04%           3.05%    4.33%    3.42%    4.21%
 Net Investment Income (Loss) to
   Average Net Assets (a)                 (0.42)%         (0.42)%  (0.43)%  (0.18)%  (0.56)%
 Portfolio Turnover Rate (b)                220%            220%     241%     129%     108%

                                                    CLASS M
                                  -------------------------------------------
                                             Year or Period Ended
                                                October 31, (d)
                                  -------------------------------------------
                                   2003     2002      2001     2000     1999
                                  ------   -------   ------   ------   ------
Net Asset Value, Beginning of
 Period                            $6.80     $8.18   $12.57   $12.73   $10.72
Investment Operations:
 Net Investment Income (Loss)      (0.02)    (0.03)   (0.01)   (0.02)   (0.04)
 Net Realized and Unrealized
   Gain (Loss)                      0.97     (1.35)   (3.00)    0.35     2.05
 Total Operations                   0.95     (1.38)   (3.01)    0.33     2.01
                                  -------------------------------------------
Distributions:
 From Net Investment Income            -         -        -        -        -
 From Net Realized Gains               -         -    (1.38)   (0.49)       -
   Total Distributions                 -         -    (1.38)   (0.49)
Net Asset Value, End of Period     $7.75     $6.80    $8.18   $12.57   $12.73
                                  ===========================================
Total Return (c)                   14.14%   (17.08)% (26.88)%   2.19%   18.55%
Net Assets, End of Period
 (000's)                          $3,212      $826     $872     $840     $480
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                          2.34%     2.42%    2.10%    2.17%    2.45%
   Total (f)                        2.95%     4.23%    3.32%    4.11%    4.08%
 Net Investment Income (Loss) to
   Average Net Assets (a)          (0.32)%   (0.33)%  (0.08)%  (0.46)%  (0.71)%
 Portfolio Turnover Rate (b)         220%      241%     129%     108%      72%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) The inception date for the fund's offering of share classes C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                     TA IDEX AMERICAN CENTURY INTERNATIONAL-4

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL


(FORMERLY, IDEX GREAT COMPANIES - GLOBAL(2))
--------------------------------------------------------------------------------


PLEASE NOTE: AT A RECENT MEETING OF THE BOARD OF TRUSTEES, THE BOARD APPROVED THE MERGER OF THIS FUND WITH TA IDEX JANUS GLOBAL, SUBJECT TO SHAREHOLDER APPROVAL OF THE TA IDEX TEMPLETON GREAT COMPANIES GLOBAL SHAREHOLDERS. UPON THE CLOSING OF THE MERGER, TEMPLETON INVESTMENT COUNSEL, LLC AND GREAT COMPANIES, L.L.C., WILL BECOME CO-SUB-ADVISORS OF TA IDEX JANUS GLOBAL SUBJECT TO APPROVAL BY THE SHAREHOLDERS OF TA IDEX JANUS GLOBAL AND THE FUND WILL BE NAMED TA IDEX TEMPLETON GREAT COMPANIES GLOBAL. IT IS ANTICIPATED THAT THE SURVIVING FUND WILL BE MANAGED IN A SIMILAR MANNER AS TA IDEX TEMPLETON GREAT COMPANIES GLOBAL. IF APPROVED, THESE CHANGES WILL BE EFFECTIVE UPON THE CLOSE OF BUSINESS ON OR ABOUT APRIL 30, 2004.


SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Templeton Great Companies Global is to seek long-term growth of capital.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's assets are split and allocated to two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the fund's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.


DOMESTIC PORTFOLIO

Great Companies, managing the fund's domestic securities, seeks to achieve the fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."


Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the fund's domestic portfolio.



Companies identified by Great Companies for inclusion in the fund's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.


The allocation of the weightings among securities held in the domestic portion of the fund will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the fund's international securities, seeks to achieve the fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:


 - have its principal securities trading markets outside the U.S.; or



 - derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or



 - have a significant portion of their assets outside the U.S.; or



 - are linked to non-U.S. dollar currencies; or


 - are organized under the laws of, or with principal offices in, another country

The fund's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the fund may hold foreign securities that other funds may classify differently.

The fund may invest a portion of its assets in smaller companies. The fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL-1

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL


(FORMERLY, IDEX GREAT COMPANIES - GLOBAL(2))
--------------------------------------------------------------------------------

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY DEFENSIVE POSITION

The fund may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES
Derivatives involve additional risks and costs. Risks include:

 - inaccurate market predictions - an anticipated increase may result in a loss instead
 - prices may not match - substantial losses may result when there is movement in the price of financial contracts
 - illiquid markets - the fund may not be able to control losses if there is no market for the contracts
 - tax consequences - the fund may have to delay closing out certain positions to avoid adverse tax consequences
 - leveraging

- PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests.

- SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
The fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's

                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL-2

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL


(FORMERLY, IDEX GREAT COMPANIES - GLOBAL(2))
--------------------------------------------------------------------------------

average annual total returns for different periods compare to the returns of the broad measure of market performance, the Morgan Stanley Capital International World Index (MSCIW), a widely recognized unmanaged index of stock performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. Certain returns shown were achieved while the fund was solely managed by Great Companies prior to September 15, 2003. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%) (1)


                                 CLASS A SHARES
                               ------------------

2001                                                                            -19.41
2002                                                                            -21.18
2003                                                                             27.37


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          15.70%
------------------------------------------------------------
  Worst Quarter:                3/31/2001         (19.72)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                           LIFE OF
                                              1 YEAR       FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                       20.36%      (10.22)%
--------------------------------------------------------------------
    Return after taxes on distributions*      20.36%      (10.25)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                     13.23%       (8.64)%
--------------------------------------------------------------------
  Class B                                     21.44%       (9.90)%
--------------------------------------------------------------------
  Class C (2)(A)                              24.44%       21.70%
--------------------------------------------------------------------
  Class C2 (A)                                26.44%       (9.35)%
--------------------------------------------------------------------
  Class M                                     24.48%       (9.51)%
--------------------------------------------------------------------
  MSCIW Index (reflects no deduction for
  fees, expenses, or taxes)                   33.76%       (6.60)%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on September 15, 2000.

(1)Templeton became the fund's co-sub-adviser on September 15, 2003. Prior to that date, Great Companies served as the fund's sole sub-adviser, and it employed different investment strategies; the performance set forth prior to September 15, 2003 is attributable to the fund being solely managed by Great Companies.


(2)For the period November 11, 2002 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


------------------------------------------------------------------------------
          SHAREHOLDER FEES (fees paid directly from your investment)
                                             CLASS OF SHARES
                                             ---------------
                               A         B          C        C2*         M*
------------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None      None       None      1.00%
 purchases (as a % of
 offering price)
------------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
------------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f) as a percent of average daily net assets
                                             CLASS OF SHARES
                                             ---------------
                               A         B          C        C2*         M*
------------------------------------------------------------------------------
 Management fees             0.80%     0.80%      0.80%     0.80%      0.80%
 Distribution and service    0.35%     1.00%      1.00%     1.00%      0.90%
 (12b-1) fees
 Other expenses              0.90%     0.90%      0.90%     0.90%      0.90%
------------------------------------------------------------------------------
                                -----------------------------------------
 TOTAL ANNUAL FUND           2.05%     2.70%      2.70%     2.70%      2.60%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)      (0.50)%   (0.50)%    (0.50)%   (0.50)%    (0.50)%
                                -----------------------------------------
 NET OPERATING EXPENSES      1.55%     2.20%      2.20%     2.20%      2.10%
------------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA through 2/28/05, for expenses that exceed 1.20%, excluding 12b-l fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL-3

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL


(FORMERLY, IDEX GREAT COMPANIES - GLOBAL(2))
--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,112     $1,549      $2,761
    B*         $723      $1,091     $1,485      $2,838
    C          $323      $  791     $1,385      $2,995
    C2         $223      $  791     $1,385      $2,995
    M          $410      $  853     $1,422      $2,968
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,112     $1,549      $2,761
    B*         $223      $  791     $1,385      $2,838
    C          $223      $  791     $1,385      $2,995
    C2         $223      $  791     $1,385      $2,995
    M          $311      $  853     $1,422      $2,968
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISERS:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756


   Templeton Investment Counsel, LLC

   500 E. Broward Blvd, Suite 2100
   Fort Lauderdale, FL 33394

ADVISORY FEE:

ALL AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and Manager of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. E has served as a fund manager of each fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Vice President of Great Companies since May 2001. He is responsible for analysis of domestic and foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani served as Accounting Manager for Deloitte & Touche in Wilton, Connecticut.

Great Companies has provided investment advisory services to various clients since 2000.


The Templeton organization has been investing globally since 1940.


TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL-4

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

(FORMERLY IDEX GREAT COMPANIES - GLOBAL(2))
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                  CLASS A                              CLASS B                      CLASS C(1)
                                     ----------------------------------------------------------------------------------------------
                                            Year or Period Ended                 Year or Period Ended          Year or Period Ended
                                             October 31, (d)(g)                   October 31, (d)(g)            October 31, (d)(g)
                                     ----------------------------------------------------------------------------------------------
                                      2003      2002     2001     2000     2003      2002     2001     2000            2003
                                     -------   ------   ------   ------   -------   ------   ------   ------   --------------------
Net Asset Value, Beginning of
 Period                                $5.86    $6.65    $9.81   $10.00     $5.76    $6.59    $9.80   $10.00           $5.73
Investment Operations:
 Net Investment Income (Loss)              -    (0.01)   (0.03)       -     (0.04)   (0.07)   (0.08)   (0.01)          (0.04)
 Net Realized and Unrealized Gain
   (Loss)                               1.04    (0.78)   (3.10)   (0.19)     1.02    (0.76)   (3.10)   (0.19)           1.05
   Total Operations                     1.04    (0.79)   (3.13)   (0.19)     0.98    (0.83)   (3.18)   (0.20)           1.01
                                     ----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                -        -        -        -         -        -        -        -               -
 From Net Realized Gains                   -        -    (0.03)       -         -        -    (0.03)       -               -
   Total Distributions                     -        -    (0.03)       -         -        -    (0.03)       -               -
Net Asset Value, End of Period         $6.90    $5.86    $6.65    $9.81     $6.74    $5.76    $6.59    $9.80           $6.74
                                     ==============================================================================================

Total Return (c)                       17.75%  (11.90)% (31.99)%  (1.92)%   17.01%  (12.58)% (32.57)%  (2.01)%         17.63%
Net Assets, End of Period (000's)    $26,177   $11,964  $5,294   $2,173    $3,877   $3,251   $3,400     $582            $137
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                              1.55%    1.55%    1.55%    1.55%     2.20%    2.20%    2.20%    2.20%           2.20%
   Total (f)                            2.05%    2.39%    3.26%   25.34%     2.70%    3.04%    3.91%   25.99%           2.70%
 Net Investment Income (Loss) to
   Average Net Assets (a)                  -    (0.26)%  (0.37)%  (0.52)%   (0.65)%  (0.91)%  (1.02)%  (1.17)%         (0.65)%
 Portfolio Turnover Rate (b)              99%      66%      80%      15%       99%      66%      80%      15%             99%

                                               CLASS C2(2)                              CLASS M
                                    --------------------------------------------------------------------------
                                           Year or Period Ended                  Year or Period Ended
                                            October 31, (d)(g)                     April 30, (d)(g)
                                    --------------------------------------------------------------------------
                                     2003      2002     2001     2000     2003     2002     2001     2000
                                    -------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of
 Period                               $5.76    $6.59    $9.80   $10.00    $5.78    $6.60    $9.80   $10.00
Investment Operations:
 Net Investment Income (Loss)         (0.04)   (0.06)   (0.09)   (0.01)   (0.03)   (0.06)   (0.08)   (0.01)
 Net Realized and Unrealized Gain
   (Loss)                              1.02    (0.77)   (3.09)   (0.19)    1.02    (0.76)   (3.09)   (0.19)
   Total Operations                    0.98    (0.83)   (3.18)   (0.20)    0.99    (0.82)   (3.17)   (0.20)
                                    --------------------------------------------------------------------------
Distributions:
 From Net Investment Income               -        -        -        -        -        -        -        -
 From Net Realized Gains                  -        -    (0.03)       -        -        -    (0.03)       -
   Total Distributions                    -        -    (0.03)       -        -        -    (0.03)       -
Net Asset Value, End of Period        $6.74    $5.76    $6.59    $9.80    $6.77    $5.78    $6.60    $9.80
                                    ==========================================================================
Total Return (c)                      17.01%  (12.58)% (32.57)%  (2.01)%  17.13%  (12.40)% (32.48)%  (1.99)%
Net Assets, End of Period (000's)    $1,292     $988   $1,112     $353     $723     $768     $813     $833
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                             2.20%    2.20%    2.20%    2.20%    2.10%    2.10%    2.10%    2.10%
   Total (f)                           2.70%    3.04%    3.91%   25.99%    2.60%    2.94%    3.81%   25.89%
 Net Investment Income (Loss) to
   Average Net Assets (a)             (0.65)%  (0.91)%  (1.02)%  (1.17)%  (0.55)%  (0.81)%  (0.92)%  (1.07)%
 Portfolio Turnover Rate (b)             99%      66%      80%      15%      99%      66%      80%      15%


(a) Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002 and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Templeton Great Companies Global ("the Fund") commenced operations on September 15, 2000. The inception date for the Fund's offering of share Class C was November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL-5

TA IDEX JANUS GLOBAL (FORMERLY, IDEX JANUS GLOBAL)

--------------------------------------------------------------------------------


PLEASE NOTE: AT A RECENT MEETING OF THE BOARD OF TRUSTEES, THE BOARD APPROVED THE MERGER OF THIS FUND WITH TA IDEX TEMPLETON GREAT COMPANIES GLOBAL, SUBJECT TO APPROVAL OF THE TA IDEX TEMPLETON GREAT COMPANIES GLOBAL SHAREHOLDERS. UPON CLOSING OF THE MERGER, TEMPLETON INVESTMENT COUNSEL, LLC AND GREAT COMPANIES, LLC WILL BECOME CO-SUB-ADVISORS OF TA IDEX JANUS GLOBAL, SUBJECT TO SHAREHOLDER APPROVAL, AND THE FUND WILL BE NAMED TA IDEX TEMPLETON GREAT COMPANIES GLOBAL. IT IS ANTICIPATED THAT THE SURVIVING FUND WILL BE MANAGED IN A SIMILAR MANNER AS TA IDEX GREAT COMPANIES GLOBAL.


SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Janus Global is long-term growth of capital in a manner consistent with preservation of capital.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the fund's objective by investing principally in:

-equity securities of foreign and domestic issuers

-depositary receipts including ADRs, GDRs and EDRs

The fund may invest on a worldwide basis in companies and securities issued by foreign or domestic governments, government agencies or other government entities of any size, regardless of country of organization or place of principal business activity.

The fund manager's main strategy is to use a "bottom up" approach to build the fund's portfolio. Foreign stocks are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, the fund manager (in addition to looking at individual companies) considers such factors as:

 - expected levels of inflation in various countries
 - government policies that might affect business conditions
 - the outlook for currency relationships
 - prospects for economic growth among countries, regions or geographic areas

The fund manager sells the fund's securities when its expectations regarding growth potential change.

While the fund invests principally in equity securities of foreign and domestic issuers and depository receipts, the sub-adviser may, to a lesser extent, invest in forward foreign currency contracts and futures for hedging, or other securities and investment strategies in pursuit of the fund's investment objective.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

WHAT IS "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they teamed to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN STOCKS
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days
 - forward foreign currency contracts for hedging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND. These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who want capital growth without being limited to investments in U.S. securities, and who can stand the risks associated with foreign investing.

                              TA IDEX JANUS GLOBAL-1

TA IDEX JANUS GLOBAL (FORMERLY, IDEX JANUS GLOBAL)

--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index (MSCIW), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns wold be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

[BAR CHART]

1994                                                                              0.62
1995                                                                             20.03
1996                                                                             26.76
1997                                                                             20.44
1998                                                                             24.85
1999                                                                             63.31
2000                                                                            -17.72
2001                                                                            -23.53
2002                                                                            -27.00
2003                                                                             22.58


------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/1999          43.29%
------------------------------------------------------------
  Worst Quarter:              9/30/2001         (20.96)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


-----------------------------------------------------------------------
                                                             10 YEARS
                                                                OR
                                      1 YEAR     5 YEARS   INCEPTION(4)
-----------------------------------------------------------------------
  Class A (1)
-----------------------------------------------------------------------
    Return before taxes               15.84%     (2.77)%     7.18%
-----------------------------------------------------------------------
    Return after taxes on
    distributions*                    15.84%     (3.13)%     6.10%
-----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares*                           10.29%     (2.30)%     5.78%
-----------------------------------------------------------------------
  Class B (1)                         16.85%     (2.52)%     6.79%
-----------------------------------------------------------------------
  Class C (2)(A)                      19.85%       --        17.26%
-----------------------------------------------------------------------
  Class C2 (3)(A)                     21.85%       --       (7.37)%
-----------------------------------------------------------------------
  Class M (1)                         19.76%     (2.41)%     7.19%
-----------------------------------------------------------------------
  MSCIW Index (1) (reflects no
  deduction for fees, expenses, or
  taxes)                              33.76%     (0.39)%     7.58%
-----------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(1)The inception date of: Class A and MSCIW (10/1/1992); Class B (10/1/95); and Class M (10/1/93).


(2)For the period November 11, 2002 (date of inception) - December 31, 2003.


(3)For the period November 1, 1999 (date of inception) - December 31, 2003.


(4)Returns for Class B, C and C2 are from the inception of the Class.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2*       M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           5.50%      None       None     None    1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (e)
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2*       M*
---------------------------------------------------------------------------
 Management fees             1.00%     1.00%      1.00%     1.00%   1.00%
 Distribution and service    0.35%     1.00%      1.00%     1.00%   0.90%
 (12b-1) fees
 Other expenses              0.72%     0.72%      0.72%     0.72%   0.72%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           2.07%     2.72%      2.72%     2.72%   2.62%
 OPERATING EXPENSES
 EXPENSE REDUCTION           0.00%     0.00%      0.00%     0.00%   0.00%
                               -----------------------------------------
 NET OPERATING EXPENSES      2.07%     2.72%      2.72%     2.72%   2.62%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(e) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.



*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


                              TA IDEX JANUS GLOBAL-2

TA IDEX JANUS GLOBAL (FORMERLY, IDEX JANUS GLOBAL)

--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $748      $1,163     $1,602      $2,818
    B*         $775      $1,144     $1,540      $2,895
    C          $375      $  844     $1,440      $3,051
    C2         $275      $  844     $1,440      $3,051
    M          $461      $  906     $1,476      $3,024
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $748      $1,163     $1,602      $2,818
    B*         $275      $  844     $1,440      $2,895
    C          $275      $  844     $1,440      $3,051
    C2         $275      $  844     $1,440      $3,051
    M          $362      $  906     $1,476      $3,024
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Janus Capital Management LLC

   151 Detroit Street


   Denver, Colorado 80206-4805


ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $750 million...............................    1.00%
the next $250 million............................    0.90%
over $1 billion..................................    0.85%

PORTFOLIO MANAGERS:

LAURENCE CHANG, CFA, has served as manager of this fund since June 2003. From January 2000 until June 2003, Mr. Chang served as co-manager of this fund. Mr. Chang joined Janus Capital in 1993 as a research analyst.

                              TA IDEX JANUS GLOBAL-3

TA IDEX JANUS GLOBAL (FORMERLY, IDEX JANUS GLOBAL)

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                              CLASS A                                          CLASS B
                           -----------------------------------------------------------------------------------------------
                                        Year or Period Ended                             Year or Period Ended
                                          October 31, (d)                                  October 31, (d)
                           -----------------------------------------------------------------------------------------------
                             2003      2002      2001      2000     1999     2003      2002      2001      2000      1999
                           --------   -------   -------   ------   ------   -------   -------   -------   -------   ------
Net Asset Value,
 Beginning of Period         $19.06    $23.67    $40.20   $33.80   $24.09    $18.14    $22.71    $38.97    $32.98   $23.62
Investment Operations:
 Net Investment Income
   (Loss)                     (0.05)    (0.08)    (0.07)       -     0.22     (0.17)    (0.22)    (0.27)    (0.41)   (0.13)
 Net Realized and
   Unrealized Gain (Loss)      2.40     (4.53)   (13.99)    7.53     9.49      2.28     (4.35)   (13.52)     7.53     9.49
 Total Operations              2.35     (4.61)   (14.06)    7.53     9.71      2.11     (4.57)   (13.79)     7.12     9.36
                           -----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment
   Income                         -         -         -        -        -         -         -         -         -        -
 From Net Realized Gains          -         -     (2.47)   (1.13)       -         -         -     (2.47)    (1.13)       -
   Total Distributions            -         -     (2.47)   (1.13)       -         -         -     (2.47)    (1.13)       -
Net Asset Value, End of
 Period                      $21.41    $19.06    $23.67   $40.20   $33.80    $20.25    $18.14    $22.71    $38.97   $32.98
                           ===============================================================================================

Total Return (c)              12.33%   (19.46)%  (37.08)%  22.26%   40.31%    11.57%   (20.09)%  (37.58)%   21.62%   39.62%
 Net Assets, End of
   Period (000's)          $189,046   $225,722  $374,626  $749,671 $487,787 $153,046  $193,259  $320,693  $614,789  $283,847
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets (a)
   Net (e)                     2.07%     1.88%     1.63%    1.64%    1.73%     2.72%     2.53%     2.28%     2.29%    2.38%
   Total (f)                   2.07%     1.88%     1.63%    1.64%    1.73%     2.72%     2.53%     2.28%     2.29%    2.38%
 Net Investment Income
   (Loss) to Average Net
   Assets (a)                 (0.26)%   (0.34)%   (0.24)%  (0.56)%  (0.22)%   (0.91)%   (0.99)%   (0.89)%   (1.21)%  (0.87)%
 Portfolio Turnover Rate
   (b)                          103%       72%       79%      53%     145%      103%       72%       79%       53%     145%

                                CLASS C(1)                   CLASS C2(2)
                           --------------------------------------------------------
                           Year or Period Ended         Year or Period Ended
                            October 31, (d)(g)           October 31, (d)(g)
                           --------------------------------------------------------
                                   2003            2003     2002     2001     2000
                           --------------------   ------   ------   ------   ------
Net Asset Value,
 Beginning of Period              $18.00          $18.14   $22.72   $38.98   $32.98
Investment Operations:
 Net Investment Income
   (Loss)                          (0.17)          (0.17)   (0.22)   (0.27)   (0.40)
 Net Realized and
   Unrealized Gain (Loss)           2.42            2.28    (4.36)  (13.52)    7.53
 Total Operations                   2.25            2.11    (4.58)  (13.79)    7.13
                           --------------------------------------------------------
Distributions:
 From Net Investment
   Income                              -               -        -        -        -
 From Net Realized Gains               -               -        -    (2.47)   (1.13)
   Total Distributions                 -               -        -    (2.47)   (1.13)
Net Asset Value, End of
 Period                           $20.25          $20.25   $18.14   $22.72   $38.98
                           ========================================================
Total Return (c)                   12.50%          11.57%  (20.09)% (37.58)%  21.62%
 Net Assets, End of
   Period (000's)                   $163          $18,495  $27,332  $54,221  $116,071
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets (a)
   Net (e)                          2.72%           2.72%    2.53%    2.28%    2.29%
   Total (f)                        2.72%           2.72%    2.53%    2.28%    2.29%
 Net Investment Income
   (Loss) to Average Net
   Assets (a)                      (0.92)%         (0.91)%  (0.99)%  (0.89)%  (1.21)%
 Portfolio Turnover Rate
   (b)                               103%            103%      72%      79%      53%

                                             CLASS M
                           -------------------------------------------
                                      Year or Period Ended
                                         October 31, (d)
                           -------------------------------------------
                            2003     2002      2001     2000     1999
                           ------   -------   ------   ------   ------
Net Asset Value,
 Beginning of Period       $18.18    $22.72   $38.94   $32.91   $23.56
Investment Operations:
 Net Investment Income
   (Loss)                   (0.15)    (0.20)   (0.24)   (0.37)   (0.14)
 Net Realized and
   Unrealized Gain (Loss)    2.28     (4.34)  (13.51)    7.53     9.49
 Total Operations            2.13     (4.54)  (13.75)    7.16     9.35
                           -------------------------------------------
Distributions:
 From Net Investment
   Income                       -         -        -        -        -
 From Net Realized Gains        -         -    (2.47)   (1.13)       -
   Total Distributions          -         -    (2.47)   (1.13)       -
Net Asset Value, End of
 Period                    $20.31    $18.18   $22.72   $38.94   $32.91
                           ===========================================
Total Return (c)            11.72%   (20.00)  (37.48)   21.72    39.73
 Net Assets, End of
   Period (000's)          $51,791  $77,884   $149,070 $306,667 $155,147
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets (a)
   Net (e)                   2.62%     2.43%    2.18%    2.19%    2.28%
   Total (f)                 2.62%     2.43%    2.18%    2.19%    2.28%
 Net Investment Income
   (Loss) to Average Net
   Assets (a)               (0.81)%   (0.89)%  (0.79)%  (1.11)%  (0.77)%
 Portfolio Turnover Rate
   (b)                        103%       72%      79%      53%     145%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1)  Formerly Class L shares, prior to March 1, 2004.


(2)  Formerly Class C shares, prior to March 1, 2004.


                              TA IDEX JANUS GLOBAL-4

TA IDEX CLARION REAL ESTATE SECURITIES


(FORMERLY, IDEX CLARION REAL ESTATE SECURITIES)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of the fund is long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Clarion CRA Securities, LP (Clarion), seeks to achieve its objective by principally investing in equity securities of real estate companies which include:

- common stocks

- convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Securities selected by Clarion are purchased and sold based primarily on their dividend discount rates, coupled with its understanding of any critical short-term fundamental factors that might need to be considered in an investment decision. The two fundamental factors focused on are EARNINGS and DIVIDEND GROWTH. In order to obtain projections of these factors, Clarion analysts build detailed models which take into account other factors including funds from operations (FFO) sales margins and FFO multiples, that ultimately determine an individual company's cost of capital.

The fund may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the fund does not directly invest in real estate.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate.

These risks include:

 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

- QUANTITATIVE MODELS
Stocks selected using quantitative models may not perform as well as these models might otherwise suggest and may cause overall returns to be lower than if other methods are used.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

                     TA IDEX CLARION REAL ESTATE SECURITIES-1

TA IDEX CLARION REAL ESTATE SECURITIES


(FORMERLY, IDEX CLARION REAL ESTATE SECURITIES)
--------------------------------------------------------------------------------

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of the Prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term total return consisting of current income and potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified fund invested primarily in securities of real estate companies and their exposure to real estate markets.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

Because the fund commended operations in March 2003, no reference information is shown for the fund. Performance information will appear in a future version of the prospectus once the fund has a full calendar year of performance information to report to shareholders.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C         C2*        M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on         5.50%      None       None      None      1.00%
 purchases (as a % of
 offering price)
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase   None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f) as a percent of average daily net assets
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C         C2*        M*
----------------------------------------------------------------------------
 Management fees           0.80%     0.80%      0.80%      0.80%     0.80%
 Distribution and          0.35%     1.00%      1.00%      1.00%     0.90%
 service (12b-1) fees
 Other expenses (e)        0.61%     0.61%      0.61%      0.60%     0.61%
----------------------------------------------------------------------------
                             -------------------------------------------
 TOTAL ANNUAL FUND         1.76%     2.41%      2.41%      2.40%     2.31%
 OPERATING EXPENSES
 EXPENSE REDUCTIONS (E)   (0.01)%   (0.01)%    (0.01)%    (0.01)%   (0.01)%
                             -------------------------------------------
 NET OPERATING EXPENSES    1.75%     2.40%      2.40%      2.39%     2.30%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th and 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(e) Contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.40%, excluding 12b-l fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%.


(f) Annual fund operating expenses are based on the fund's expenses for the fiscal period ended 10/31/03.



*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."*



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,073     $1,451      $2,508
    B*         $743      $1,051     $1,385      $2,585
    C          $343      $  751     $1,285      $2,746
    C2         $242      $  748     $1,280      $2,736
    M          $430      $  813     $1,322      $2,719
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,073     $1,451      $2,508
    B*         $243      $  751     $1,285      $2,585
    C          $243      $  751     $1,285      $2,746
    C2         $242      $  748     $1,280      $2,736
    M          $331      $  813     $1,322      $2,719
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

                     TA IDEX CLARION REAL ESTATE SECURITIES-2

TA IDEX CLARION REAL ESTATE SECURITIES


(FORMERLY, IDEX CLARION REAL ESTATE SECURITIES)
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Clarion CRA Securities, LP
   259 N. Radnor-Chester Road, Suite 205
   Radnor, Pennsylvania 19087

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million...............................    0.80%
Over $250 million up to $500 million.............    0.775%
Over $500 million up to $1 billion...............    0.70%
Over $1 billion..................................    0.65%

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA and JOSEPH P. SMITH, CFA, serve as co-managers of this fund. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the fund.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the fund. Prior to joining Clarion in 1997, he was with Alex Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

                     TA IDEX CLARION REAL ESTATE SECURITIES-3

TA IDEX CLARION REAL ESTATE SECURITIES


(FORMERLY, IDEX CLARION REAL ESTATE SECURITIES)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                        CLASS A                CLASS B               CLASS C(2)            CLASS C2(1)
                                  -----------------------------------------------------------------------------------------
                                  Year or Period Ended   Year or Period Ended   Year or Period Ended   Year or Period Ended
                                   October 31, (d)(g)     October 31, (d)(g)     October 31, (d)(g)     October 31, (d)(g)
                                  -----------------------------------------------------------------------------------------
                                          2003                   2003                   2003                   2003
                                  --------------------   --------------------   --------------------   --------------------
Net Asset Value, Beginning of
 Period                                  $10.00                 $10.00                 $10.00                 $10.00
Investment Operations:
 Net Investment Income (Loss)              0.43                   0.38                   0.38                   0.37
 Net Realized and Unrealized
   Gain (Loss)                             1.95                   1.95                   1.95                   1.96
   Total Operations                        2.38                   2.33                   2.33                   2.33

                                      -------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income
                                          (0.13)                 (0.11)                 (0.11)                 (0.11)
 From Net Realized Gains
                                              -                      -                      -                      -
   Total Distributions
                                          (0.13)                 (0.11)                 (0.11)                 (0.11)
Net Asset Value, End of Period
                                         $12.25                 $12.22                 $12.22                 $12.22

                                      -------------------------------------------------------------------------------------
Total Return (c)
                                          23.80%                 23.33%                 23.33%                 23.33%
Net Assets, End of Period
 (000's)
                                        $64,090                 $1,804                 $1,913                   $226
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)
                                           1.75%                  2.40%                  2.40%                  2.39%
   Total (f)
                                           1.76%                  2.41%                  2.41%                  2.40%
 Net Investment Income (Loss) to
   Average
   Net Assets (a)
                                           5.55%                  4.91%                  4.91%                  4.91%
 Portfolio Turnover Rate (b)
                                             95%                    95%                    95%                    95%

                                        CLASS M
                                  --------------------
                                  Year or Period Ended
                                   October 31, (d)(g)
                                  --------------------
                                          2003
                                  --------------------
Net Asset Value, Beginning of
 Period                                  $10.00
Investment Operations:
 Net Investment Income (Loss)              0.38
 Net Realized and Unrealized
   Gain (Loss)                             1.95
   Total Operations                        2.33
                                  ----------------
                                      -------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income               (0.11)
 From Net Realized Gains                      -
   Total Distributions                    (0.11)
Net Asset Value, End of Period           $12.22
                                  ----------------
                                      -------------------------------------------------------------------------------------
Total Return (c)                          23.36%
Net Assets, End of Period
 (000's)                                   $250
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                                 2.30%
   Total (f)                               2.31%
 Net Investment Income (Loss) to
   Average
   Net Assets (a)                          5.01%
 Portfolio Turnover Rate (b)                 95%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.


(e) Ratio of Net Expenses to Average Net Assets shows the expense ratio, which is total expenses less reimbursements by the investment adviser.


(f) Ratio of Total Expenses to Average Net Assets does not take into account reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any.


(g)  TA IDEX Clarion Real Estate Securities commenced operations on March 1,
     2003.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                     TA IDEX CLARION REAL ESTATE SECURITIES-4

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)

(FORMERLY, IDEX GREAT COMPANIES - TECHNOLOGY(SM))
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Great Companies - Technology(SM) is long-term growth of capital.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing in:

- common stocks of companies that offer technology, communications, capital goods or related products and services.

Great Companies generally invests at least 80% of the fund's assets in such stocks.

The fund seeks to invest in stocks of large, established, companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."


To be considered a "great company" candidate by the sub-adviser, the sub-adviser will initially determine if a company meets certain of the following criteria: be highly regarded by management experts; be publicly traded; have been in business for at least 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by the sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-advisers opinion, "world class management"; and be an innovation-driven company that, in the sub-advisers opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have out performed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ Composite Index as the performance benchmark for the fund.


Companies identified by the sub-adviser for selection in the fund's portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's portfolio are at the sole discretion of Great Companies, irrespective of the stock screening process or methods used.

To determine which "great company" in which the fund should invest, Great Companies uses Intrinsic Value investing. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Great Companies strives to manage the fund in a tax efficient manner. The fund seeks to minimize capital gains distributions through its investment strategy. To do so, Great Companies seeks to follow the following strategies:

 1. Whenever it intends to make a sale, it will seek to always sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

 2. When taxable dividends and interest accumulates, it looks for short term losses to take to offset the income.

In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

There is no guarantee the fund's attempt to manage the portfolio in a tax-efficient manner will be successful.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down

- ESTABLISHED COMPANY STOCKS
Because companies in which this fund invests must have been in existence for at least 15 years, certain sector stocks, which would otherwise present attractive investment opportunities, will not be selected for the fund.

- TECHNOLOGY STOCKS
Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the fund may decrease if the technology industry declines.

- PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

                    TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)-1

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)

(FORMERLY, IDEX GREAT COMPANIES - TECHNOLOGY(SM))
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the NASDAQ Composite Index (NASDAQ Composite), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

2001                                                                            -34.36
2002                                                                            -39.42
2003                                                                             48.81


------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:             12/31/2001            35.04%
------------------------------------------------------------
  Worst Quarter:             9/30/2001          (34.51)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         40.63%     (25.88)%
--------------------------------------------------------------------
    Return after taxes on distributions*        40.63%     (25.88)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                       26.41%     (20.78)%
--------------------------------------------------------------------
  Class B                                       42.56%     (25.80)%
--------------------------------------------------------------------
  Class C (1)(A)                                45.56%      40.50%
--------------------------------------------------------------------
  Class C2 (A)                                  47.56%     (25.37)%
--------------------------------------------------------------------
  Class M                                       45.30%     (25.47)%
--------------------------------------------------------------------
  NASDAQ Composite Index (reflects no
  deduction for fees, expenses, or taxes)       50.01%     (19.50)%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on July 14, 2000.
(1)For the period November 11, 2002 (date of inception) - December 31, 2003.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C        C2*         M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on         5.50%      None      None       None      1.00%
 purchases (as a % of
 offering price)
----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase   None(a)   5.00%(b)   1.00%(c)    None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                           CLASS OF SHARES
                                           ---------------
                             A         B          C        C2*         M*
----------------------------------------------------------------------------
 Management fees           0.80%     0.80%      0.80%     .080%      0.80%
 Distribution and          0.35%     1.00%      1.00%     1.00%      0.90%
 service (12b-1) fees
 Other expenses            0.75%     0.75%      0.75%     0.75%      0.75%
----------------------------------------------------------------------------
                             -------------------------------------------
 TOTAL ANNUAL FUND         1.90%     2.55%      2.55%     2.55%      2.45%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)    (0.35)%   (0.35)%    (0.35)%   (0.35)%    (0.35)%
                             -------------------------------------------
 NET OPERATING EXPENSES    1.55%     2.20%      2.20%     2.20%      2.10%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) The fund has a contractual arrangement with ATFA through 2/28/05, for expenses that exceed 1.20%, excluding 12b-l fees. AFTA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


                    TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)-2

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)

(FORMERLY, IDEX GREAT COMPANIES - TECHNOLOGY(SM))
--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $699      $1,082     $1,489      $2,623
    B*         $723      $1,060     $1,424      $2,700
     C         $323      $  760     $1,324      $2,859
    C2         $223      $  760     $1,324      $2,859
     M         $410      $  823     $1,361      $2,832
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $699      $1,082     $1,489      $2,623
    B*         $223      $  760     $1,324      $2,700
     C         $223      $  760     $1,324      $2,859
    C2         $223      $  760     $1,324      $2,859
     M         $311      $  823     $1,361      $2,832
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

ADVISORY FEE:

ALL AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

PORTFOLIO MANAGERS:


JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, L.L.C.


GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. E has served as a fund manager of each fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.


MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic and foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani served as Accounting Manager for Deloitte & Touche in Wilton, Connecticut


Great Companies has provided investment advisory services to various clients since 2000.

                    TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)-3

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)

(FORMERLY, IDEX GREAT COMPANIES - TECHNOLOGY(SM))
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                    CLASS A                              CLASS B                     CLASS C(1)
                                       ---------------------------------------------------------------------------------------------
                                              Year or Period Ended                Year or Period Ended          Year or Period Ended
                                               October 31, (d)(g)                  October 31, (d)(g)            October 31, (d)(g)
                                       ---------------------------------------------------------------------------------------------
                                        2003      2002     2001     2000     2003     2002     2001     2000            2003
                                       -------   ------   ------   ------   ------   ------   ------   ------   --------------------
Net Asset Value, Beginning of Period     $2.56    $3.63    $7.93   $10.00    $2.50    $3.58    $7.91   $10.00           $2.45
Investment Operations:
 Net Investment Income (Loss)            (0.04)   (0.05)   (0.06)       -    (0.06)   (0.08)   (0.10)   (0.02)          (0.06)
 Net Realized and Unrealized Gain
   (Loss)                                 1.09    (1.02)   (4.24)   (2.07)    1.07    (1.00)   (4.23)   (2.07)           1.12
   Total Operations                       1.05    (1.07)   (4.30)   (2.07)    1.01    (1.08)   (4.33)   (2.09)           1.06
                                       ---------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                  -        -        -        -        -        -        -        -               -
 From Net Realized Gains                     -        -        -        -        -        -        -        -               -
   Total Distributions                       -        -        -        -        -        -        -        -               -
Net Asset Value, End of Period           $3.61    $2.56    $3.63    $7.93    $3.51    $2.50    $3.58    $7.91           $3.51
                                       =============================================================================================

Total Return (c)                         41.02%  (29.45)% (54.26)% (20.66)%  40.40%  (30.12)% (54.80)% (20.86)%         43.27%
Net Assets, End of Period (000's)      $78,289   $6,445   $7,106   $6,322   $7,864   $4,348   $5,938   $3,295            $739
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                                1.55%    1.55%    1.55%    1.55%    2.20%    2.20%    2.20%    2.20%           2.20%
   Total (f)                              1.90%    2.61%    2.68%    5.55%    2.55%    3.26%    3.33%    6.20%           2.55%
 Net Investment Income (Loss) to
   Average Net Assets (a)                (1.23)%  (1.40)%  (1.04)%  (0.64)%  (1.88)%  (2.05)%  (1.69)%  (1.29)%         (1.88)%
 Portfolio Turnover Rate (b)                24%      64%      58%      11%      24%      64%      58%      11%             24%

                                                 CLASS C2(2)                             CLASS M
                                      -------------------------------------------------------------------------
                                            Year or Period Ended                  Year or Period Ended
                                             October 31, (d)(g)                     April 30, (d)(g)
                                      -------------------------------------------------------------------------
                                       2003     2002     2001     2000     2003     2002     2001     2000
                                      ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of Period   $2.50    $3.58    $7.91   $10.00    $2.51    $3.59    $7.92   $10.00
Investment Operations:
 Net Investment Income (Loss)          (0.06)   (0.08)   (0.09)   (0.02)   (0.05)   (0.07)   (0.09)   (0.01)
 Net Realized and Unrealized Gain
   (Loss)                               1.07    (1.00)   (4.24)   (2.07)    1.06    (1.01)   (4.24)   (2.07)
   Total Operations                     1.01    (1.08)   (4.33)   (2.09)    1.01    (1.08)   (4.33)   (2.08)
                                      -------------------------------------------------------------------------
Distributions:
 From Net Investment Income                -        -        -        -        -        -        -        -
 From Net Realized Gains                   -        -        -        -        -        -        -        -
   Total Distributions                     -        -        -        -        -        -        -        -
Net Asset Value, End of Period         $3.51    $2.50    $3.58    $7.91    $3.52    $2.51    $3.59    $7.92
                                      =========================================================================
Total Return (c)                       40.40%  (30.12)% (54.80)% (20.86)%  40.24%  (29.99)% (54.71)% (20.83)%
Net Assets, End of Period (000's)     $2,366   $1,245   $1,683   $1,443   $1,522   $1,190   $1,510     $710
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                              2.20%    2.20%    2.20%    2.20%    2.10%    2.10%    2.10%    2.10%
   Total (f)                            2.55%    3.26%    3.33%    6.20%    2.45%    3.16%    3.23%    6.10%
 Net Investment Income (Loss) to
   Average Net Assets (a)              (1.88)%  (2.05)%  (1.69)%  (1.29)%  (1.78)%  (1.95)%  (1.59)%  (1.19)%
 Portfolio Turnover Rate (b)              24%      64%      58%      11%      24%      64%      58%      11%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002 and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Great Companies - Technology(SM) ("the Fund") commenced operations on July 14, 2000. The inception date for the Fund's offering of share Class C was November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                    TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)-4

TA IDEX T. ROWE PRICE HEALTH SCIENCES


(FORMERLY, IDEX T. ROWE PRICE HEALTH SCIENCES)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX T. Rowe Price Health Sciences is to seek long-term capital appreciation.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve this objective by principally investing in:

- common stocks


T. Rowe Price will normally invest at least 80% of the fund's assets in common stocks of companies engaged in research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). While the fund can invest in companies of any size, the majority of fund assets are expected to be invested in large- and mid-capitalization companies.


T. Rowe Price divides the health sciences industry into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential T. Rowe Price sees within each area and the outlook for the overall health sciences sector.

T. Rowe Price will use fundamental, bottom-up analyses that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general.

However, when the sub-adviser determines, in its opinion, that stock valuation seem unusually high, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 35% of total assets), futures, options, and hybrids, in keeping with fund objectives. The fund's investments in futures and options are used to manage fund exposure to changes in securities prices; as an efficient means to invest cash; in an effort to enhance income; and to protect the value of the portfolio securities. Call or put options may be purchased or sold on securities, financial indices and foreign currencies. The fund's exposure to these derivatives could be significant.

The fund's investments in hybrid instruments are limited to 10% of total assets.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with the respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- SECTOR RISK
Because the fund is concentrated in the health sciences industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. The fund is also considered non-diversified because it may invest more than 5% in securities of any one company, and gains or losses on a single stock may have a greater impact on the fund and the volatility of its share price. Developments that could adversely affect the fund's share price include:

- increased competition within the health care industry;

- changes in legislation or government regulations;

- product liability or other litigation; and

- the obsolescence of popular products.

- SMALL- AND MID-SIZED COMPANIES
The fund's exposure to small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject

                     TA IDEX T. ROWE PRICE HEALTH SCIENCES-1

TA IDEX T. ROWE PRICE HEALTH SCIENCES

(FORMERLY, IDEX T. ROWE PRICE HEALTH SCIENCES)
--------------------------------------------------------------------------------

to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- GROWTH OR VALUE APPROACH
Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- FOREIGN SECURITIES
Investments in foreign securities (including American Depository Receipts (ADR's), Global Depository Receipts (GDR's) and European Depository Receipts (EDR's)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days
 - Forward foreign currency contracts for hedging

- DERIVATIVES
Derivatives involve additional risks and cost. Risks include:

 - Inaccurate market predictions - derivative can reduce the opportunity for gain or resulting in losses if market prices do not move as anticipated
 - Prices may not match - substantial losses may result when there is movement in the price of financial contracts
 - Illiquid markets - the fund may not be able to control losses if there is no market for the contracts
 - Tax consequences - the fund may have to delay closing out certain positions to avoid adverse tax consequences
 - Leveraging - certain derivatives can result in unlimited losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

THE FUND IS NON-DIVERSIFIED.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of the Prospectus.

- INVESTOR PROFILE
This fund may be appropriate for the investor who is seeking an aggressive approach to capital growth through investment in health science stocks, and can accept the potential for above average price fluctuations. The fund should not represent an investor's complete investment program or be used for short term trading purposes.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

2003                                                                             34.75


------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               6/30/2003           17.88%
------------------------------------------------------------
  Worst Quarter:              9/30/2003            1.31%
------------------------------------------------------------


                     TA IDEX T. ROWE PRICE HEALTH SCIENCES-2

TA IDEX T. ROWE PRICE HEALTH SCIENCES

(FORMERLY, IDEX T. ROWE PRICE HEALTH SCIENCES)
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         27.34%       1.42%
--------------------------------------------------------------------
    Return after taxes on distributions*        27.11%       1.33%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                       17.83%       1.17%
--------------------------------------------------------------------
  Class B                                       28.97%       1.79%
--------------------------------------------------------------------
  Class C (1)(A)                                32.13%      27.23%
--------------------------------------------------------------------
  Class C2 (A)                                  34.13%       3.91%
--------------------------------------------------------------------
  Class M                                       31.87%       3.45%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)                     28.67%       2.01%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
** Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2002.
(1)For the period November 11, 2002 (date of inception) - December 31, 2003.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                            A         B          C         C2*         M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on        5.50%      None       None       None      1.00%
 purchases (as a % of
 offering price)
----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase  None(a)   5.00%(b)   1.00%(c)     None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                           CLASS OF SHARES
                                           ---------------
                            A         B          C         C2*         M*
----------------------------------------------------------------------------
 Management fees          1.00%     1.00%      1.00%      1.00%      1.00%
 Distribution and         0.35%     1.00%      1.00%      1.00%      0.90%
 service (12b-1) fees
 Other expenses           0.84%     0.84%      0.84%      0.84%      0.84%
----------------------------------------------------------------------------
                             -------------------------------------------
 TOTAL ANNUAL FUND        2.19%     2.84%      2.84%      2.84%      2.74%
 OPERATING EXPENSES (E)
 EXPENSE REDUCTION       (0.24)%   (0.24)%    (0.24)%    (0.24)%    (0.24)%
 (WAIVER) (E)
                             -------------------------------------------
 NET OPERATING EXPENSES   1.95%     2.60%      2.60%      2.60%      2.50%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1 % contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.60%, excluding 12b-l fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.60%.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


-------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
     A         $737      $1,176     $1,639     $2,917
    B*         $763      $1,157     $1,578     $2,995
     C         $363      $  857     $1,478     $3,149
    C2         $263      $  857     $1,478     $3,149
     M         $450      $  919     $1,514     $3,123
------------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
------------------------------------------------------------
SHARE CLASS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------
     A           $737      $1,176      $1,639       $2,917
     B*          $263      $  857      $1,478       $2,995
     C           $263      $  857      $1,478       $3,149
     C2          $263      $  857      $1,478       $3,149
     M           $351      $  919      $1,514       $3,123
------------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

                     TA IDEX T. ROWE PRICE HEALTH SCIENCES-3

TA IDEX T. ROWE PRICE HEALTH SCIENCES


(FORMERLY, IDEX T. ROWE PRICE HEALTH SCIENCES)
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million................................    1.00%
Over $500 million.................................    0.95%

PORTFOLIO MANAGER:

An Investment Advisory Committee is responsible for management of the fund. KRIS
H. JENNER, MD, Chairman, has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. He was elected chairman of the fund's committee in 2002. He joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998. From 1995 through 1997, while on leave from the general surgery residency program at Johns Hopkins Hospital, he was a post doctoral fellow at the Brigham and Women's Hospital Harvard Medical School.

                     TA IDEX T. ROWE PRICE HEALTH SCIENCES-4

TA IDEX T. ROWE PRICE HEALTH SCIENCES


(FORMERLY, IDEX T. ROWE PRICE HEALTH SCIENCES)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                  CLASS A                CLASS B               CLASS C(1)
                                            ------------------------------------------------------------------
                                            Year or Period Ended   Year or Period Ended   Year or Period Ended
                                             October 31, (d)(g)     October 31, (d)(g)     October 31, (d)(g)
                                            ------------------------------------------------------------------
                                              2003        2002       2003        2002             2003
                                            ---------   --------   ---------   --------   --------------------
Net Asset Value, Beginning of Period           $8.28     $10.00       $8.24     $10.00            $8.10
Investment Operations:
 Net Investment Income (Loss)                  (0.16)     (0.08)      (0.21)     (0.11)           (0.22)
 Net Realized and Unrealized Gain (Loss)        2.02      (1.64)       2.00      (1.65)            2.15
   Total Operations                             1.86      (1.72)       1.79      (1.76)            1.93

Distributions:
 From Net Investment Income                        -          -           -          -                -
 From Net Realized Gains                           -          -           -          -                -
   Total Distributions                             -          -           -          -                -
Net Asset Value, End of Period                $10.14      $8.28      $10.03      $8.24           $10.03

Total Return (c)                               22.46%    (17.20)%     21.72%    (17.60)%          23.83%
Net Assets, End of Period (000's)            $59,115     $3,804      $2,952       $758             $201
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net Assets
   (a)
   Net (e)                                      1.95%      1.95%       2.60%      2.60%            2.60%
   Total (f)                                    2.19%      8.76%       2.84%      9.41%            2.84%
 Net Investment Income (Loss) to Average
   Net Assets (a)                              (1.61)%    (1.51)%     (2.26)%    (2.16)%          (2.26)%
 Portfolio Turnover Rate (b)                      30%        43%         30%        43%              30%

                                                CLASS C2(2)              CLASS M
                                            -----------------------------------------------
                                            Year or Period Ended   Year or Period Ended
                                             October 31, (d)(g)     October 31, (d)(g)
                                            -----------------------------------------------
                                              2003        2002       2003        2002
                                            ---------   --------   ---------   --------
Net Asset Value, Beginning of Period           $8.24     $10.00       $8.24     $10.00
Investment Operations:
 Net Investment Income (Loss)                  (0.21)     (0.12)      (0.20)     (0.12)
 Net Realized and Unrealized Gain (Loss)        2.00      (1.64)       2.01      (1.64)
   Total Operations                             1.79      (1.76)       1.81      (1.76)
Distributions:
 From Net Investment Income                        -          -           -          -
 From Net Realized Gains                           -          -           -          -
   Total Distributions                             -          -           -          -
Net Asset Value, End of Period                $10.03      $8.24      $10.05      $8.24
Total Return (c)                               21.72%    (17.60)%     21.97%    (17.60)%
Net Assets, End of Period (000's)               $904       $308        $357       $177
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net Assets
   (a)
   Net (e)                                      2.60%      2.60%       2.50%      2.50%
   Total (f)                                    2.84%      9.41%       2.74%      9.31%
 Net Investment Income (Loss) to Average
   Net Assets (a)                              (2.26)%    (2.16)%     (2.16)%    (2.06)%
 Portfolio Turnover Rate (b)                      30%        43%         30%        43%


(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.


(d) Per share information is calculated based on average number of shares outstanding.



(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.



(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.



(g) TA IDEX T. Rowe Price Health Sciences ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of Class C shares is November 11, 2002.



(1)  Formerly Class L shares, prior to March 1, 2004.



(2)  Formerly Class C shares, prior to March 1, 2004.


                     TA IDEX T. ROWE PRICE HEALTH SCIENCES-5

TA IDEX PIMCO REAL RETURN TIPS


(FORMERLY, IDEX PIMCO REAL RETURN TIPS)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX PIMCO Real Return TIPS is to seek maximum real return, consistent with preservation of real capital and prudent investment management.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Pacific Investment Management Company, LLC (PIMCO), seeks to achieve this objective by investing principally in Treasury Inflation-Indexed Securities, also referred to as Treasury Inflation Protected Securities or "TIPS."


PIMCO invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. Inflation protected indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of December 31, 2002 was 5.8 years. Additional inflation-protected investments may include inflation-indexed bonds issued by agencies of the U.S. Government, government-sponsored enterprises, non-U.S. governments, U.S. corporations and foreign companies.



Other investments may include mortgage-related securities, including stripped mortgage-related securities; and other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments and derivative instruments and forward commitments relating to the above securities. For a discussion of these securities and others, please refer to the section entitled "Explanation of Strategies and Risks."


PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------

WHAT IS DURATION?
Duration is a weighed measure of the length of time a bond portfolio will repay its principal and interest. It is a calculation of the percentage change in the portfolio's value if interest rates move up or down in 1% increments. unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bonds.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and its agencies.

The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value
 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise
 - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

- INTEREST RATE CHANGES
Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation-protected debt securities may react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation.

Inflation protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal

                         TA IDEX PIMCO REAL RETURN TIPS-1

TA IDEX PIMCO REAL RETURN TIPS


(FORMERLY, IDEX PIMCO REAL RETURN TIPS)
--------------------------------------------------------------------------------

(stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise-when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

- DERIVATIVES
Derivatives involve risks and costs. Risks include:

 - inaccurate market predictions -- an anticipated increase may result in a loss instead
 - prices may not match -- substantial losses may result when there is movement in the price of financial contracts
 - illiquid markets -- the fund may not be able to control losses if there is no market for the contracts
 - tax consequences -- the fund may have to delay closing out certain positions to avoid tax consequences
 - leveraging
- LEVERAGING RISK
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

- HIGH-YIELD/HIGH-RISK SECURITIES
The risks may include; credit risk; greater vulnerability to economic changes; decline in market value in event of default; and less liquidity.

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- TAX CONSEQUENCES

Adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Please see the section title "Shareholder
Information -- Distribution and Taxes -- TA IDEX Real Return TIPS" in Shareholder Information.


- CPI-U MEASUREMENT RISK
The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods services.

- FOREIGN INVESTING RISK
To the extent the fund holds foreign securities, it will be subject to special risks whether they are denominated in U.S. dollars or foreign currencies. Any investments in non-U.S.-linked inflation protected bonds run the risk of not being effective in protecting against U.S. inflation. Risks of foreign investments also include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price.

- CREDIT RISK
The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

- MARKET RISK
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

- ISSUER RISK
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

- LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- MORTGAGE RISK
Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

- CURRENCY RISK
When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

- NON-DIVERSIFICATION RISK
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the Fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

                         TA IDEX PIMCO REAL RETURN TIPS-2

TA IDEX PIMCO REAL RETURN TIPS

(FORMERLY, IDEX PIMCO REAL RETURN TIPS)
--------------------------------------------------------------------------------

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
Because the fund commenced operations in March 2003, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           4.75%      None     None     None      1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Management fees             0.70%     0.70%     0.70%   0.70%      0.70%
 Distribution and service    0.35%     1.00%     1.00%   1.00%      0.90%
 (12b-1) fees
 Other expenses (e)          0.98%     0.98%     0.98%   0.98%      0.97%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           2.03%     2.68%     2.68%   2.68%      2.57%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)      (0.38)%   (0.38)%    (0.38)% (0.38)%   (0.38)%
                               -----------------------------------------
 NET OPERATING EXPENSES      1.65%     2.30%     2.30%   2.30%      2.19%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1 % contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1 % contingent deferred sales charge if redeemed within 18 months of purchase.

(e) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. (ATFA) through 2/28/05 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.30%.


(f) Annual fund operating expenses are based on the fund's expenses for the fiscal period ended 10/31/03.



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.



*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


-------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
     A         $635      $1,046     $1,483     $2,693
    B*         $733      $1,096     $1,486     $2,827
     C         $333      $  796     $1,386     $2,985
    C2         $233      $  796     $1,386     $2,985
     M         $419      $  856     $1,418     $2,948
-------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
     A         $635      $1,046     $1,483     $2,693
    B*         $233      $  796     $1,386     $2,827
     C         $233      $  796     $1,386     $2,985
    C2         $233      $  796     $1,386     $2,985
     M         $320      $  856     $1,418     $2,948
-------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

                         TA IDEX PIMCO REAL RETURN TIPS-3

TA IDEX PIMCO REAL RETURN TIPS


(FORMERLY, IDEX PIMCO REAL RETURN TIPS)
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Pacific Investment Management Company LLC
   840 Newport Center Drive
   Newport Beach, California 92660

ADVISORY FEE:

All Average Daily Net Assets.....................    0.70%

PORTFOLIO MANAGERS:

JOHN B. BRYNJOLFSSON, Managing Director of PIMCO, leads the investment team that manages this fund. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since that time.

PIMCO has provided investment advisory services since 1971.

                         TA IDEX PIMCO REAL RETURN TIPS-4

TA IDEX PIMCO REAL RETURN TIPS


(FORMERLY, IDEX PIMCO REAL RETURN TIPS)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                                    CLASS A                           CLASS B
                                                              ------------------------------------------------------
                                                              Year or Period Ended              Year or Period Ended
                                                               October 31, (d)(g)                October 31, (d)(g)
                                                              ------------------------------------------------------
                                                                      2003                              2003
                                                              --------------------              --------------------
Net Asset Value, Beginning of Period                                 $10.00                            $10.00
Investment Operations:
 Net Investment Income (Loss)                                          0.14                              0.09
 Net Realized and Unrealized Gain (Loss)                               0.07                              0.08
   Total Operations                                                    0.21                              0.17

                                                                 ---------------------------------------------------
Distributions:
 From Net Investment Income
                                                                      (0.11)                            (0.09)
 From Net Realized Gains
                                                                          -                                 -
   Total Distributions
                                                                      (0.11)                            (0.09)
Net Asset Value, End of Period
                                                                     $10.10                            $10.08

                                                                 ---------------------------------------------------
Total Return (c)
                                                                       2.09%                             1.72%
Net Assets, End of Period (000's)
                                                                    $36,531                            $3,194
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net Assets (a)
   Net (e)
                                                                       1.65%                             2.30%
   Total (f)
                                                                       2.03%                             2.68%
 Net Investment Income (Loss) to Average
   Net Assets (a)
                                                                       2.07%                             1.42%
 Portfolio Turnover Rate (b)
                                                                        480%                              480%

                                                                   CLASS C(1)                       CLASS C2(2)
                                                              ------------------------------------------------------
                                                              Year or Period Ended              Year or Period Ended
                                                               October 31, (d)(g)                October 31, (d)(g)
                                                              ------------------------------------------------------
                                                                      2003                              2003
                                                              --------------------              --------------------
Net Asset Value, Beginning of Period                                 $10.00                            $10.00
Investment Operations:
 Net Investment Income (Loss)                                          0.09                              0.09
 Net Realized and Unrealized Gain (Loss)                               0.08                              0.08
   Total Operations                                                    0.17                              0.17
                                                              ---------------------------------------------------
                                                                 ---------------------------------------------------
Distributions:
 From Net Investment Income                                           (0.09)                            (0.09)
 From Net Realized Gains                                                  -                                 -
   Total Distributions                                                (0.09)                            (0.09)
Net Asset Value, End of Period                                       $10.08                            $10.08
                                                              ---------------------------------------------------
                                                                 ---------------------------------------------------
Total Return (c)                                                       1.72%                             1.72%
Net Assets, End of Period (000's)                                    $3,148                              $334
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net Assets (a)
   Net (e)                                                             2.30%                             2.30%
   Total (f)                                                           2.68%                             2.68%
 Net Investment Income (Loss) to Average
   Net Assets (a)                                                      1.42%                             1.42%
 Portfolio Turnover Rate (b)                                            480%                              480%

                                                                    CLASS M
                                                              --------------------
                                                              Year or Period Ended
                                                               October 31, (d)(g)
                                                              --------------------
                                                                      2003
                                                              --------------------
Net Asset Value, Beginning of Period                                 $10.00
Investment Operations:
 Net Investment Income (Loss)                                          0.10
 Net Realized and Unrealized Gain (Loss)                               0.07
   Total Operations                                                    0.17
                                                              ---------------------------------------------------   ----------------
-
                                                                 ---------------------------------------------------
Distributions:
 From Net Investment Income                                           (0.09)
 From Net Realized Gains                                                  -
   Total Distributions                                                (0.09)
Net Asset Value, End of Period                                       $10.08
                                                              ---------------------------------------------------   ----------------
-
                                                                 ---------------------------------------------------
Total Return (c)                                                       1.75%
Net Assets, End of Period (000's)                                      $439
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net Assets (a)
   Net (e)                                                             2.19%
   Total (f)                                                           2.57%
 Net Investment Income (Loss) to Average
   Net Assets (a)                                                      1.53%
 Portfolio Turnover Rate (b)                                            480%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Commenced operations on March 1, 2003.

(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                         TA IDEX PIMCO REAL RETURN TIPS-5

TA IDEX PIMCO TOTAL RETURN


(FORMERLY, IDEX PIMCO TOTAL RETURN)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX PIMCO Total Return is to seek maximum total return consistent with preservation of capital and prudent investment management.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Pacific Investment Management Company LLC (PIMCO), seeks to achieve this objective by investing principally in:

- fixed-income securities


PIMCO invests under normal circumstances, at least 65% of the fund's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this fund normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. For a discussion of fixed income securities, please see the section entitled "Explanation of Strategies and Risks."


PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. The risks include:

 - changes in interest rates
 - length of time to maturity
 - issuers or counterparties defaulting on their obligations to pay interest or return principal

- DERIVATIVES
Derivatives involve additional risks and costs. Risks include:

 - inaccurate market predictions -- an anticipated increase may result in a loss instead
 - prices may not match -- substantial losses may result when there is movement in the price of financial contracts
 - illiquid markets -- the fund may not be able to control losses if there is no market for the contracts
 - tax consequences -- the fund may have to delay closing out certain positions to avoid adverse tax consequences
 - leveraging

- FOREIGN SECURITIES
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:
 - changes in currency values
 - currency speculation
 - currency trading costs
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political instability and small markets
 - different market trading days
 - forward currency contracts for hedging

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses

                           TA IDEX PIMCO TOTAL RETURN-1

TA IDEX PIMCO TOTAL RETURN

(FORMERLY, IDEX PIMCO TOTAL RETURN)
--------------------------------------------------------------------------------

for the fund if the sub-adviser's projection of future exchange rates is inaccurate.
- LEVERAGING RISK
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of the Prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index (LBABI), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total return for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(Class A Shares Bar Chart)

2003                                                                             4.48


------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                6/30/2003           2.54%
------------------------------------------------------------
  Worst Quarter:               9/30/2003          (0.24)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                          LIFE OF
                                            1 YEAR        FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                    (0.48)%         3.39%
--------------------------------------------------------------------
    Return after taxes on
    distributions*                         (1.81)%         2.04%
--------------------------------------------------------------------
    Return after taxes on distributions
    and sales of fund shares*              (0.24)%         2.11%
--------------------------------------------------------------------
  Class B                                  (1.20)%         3.44%
--------------------------------------------------------------------
  Class C (1)(A)                            1.90%          4.18%
--------------------------------------------------------------------
  Class C2 (A)                              3.90%          5.54%
--------------------------------------------------------------------
  Class M                                   1.87%          5.06%
--------------------------------------------------------------------
  LBABI Index (reflects no deduction
  for fees, expenses, or taxes)             4.10%          6.76%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2002.
(1)For the period November 11, 2002 (date of inception) - December 31, 2003.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


                           TA IDEX PIMCO TOTAL RETURN-2

TA IDEX PIMCO TOTAL RETURN

(FORMERLY, IDEX PIMCO TOTAL RETURN)
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2*       M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           4.75%      None       None     None    1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B          C       C2*       M*
---------------------------------------------------------------------------
 Management fees             0.70%     0.70%      0.70%     0.70%   0.70%
 Distribution and service    0.35%     1.00%      1.00%     1.00%   0.90%
 (12b-1) fees
 Other expenses              0.38%     0.38%      0.38%     0.38%   0.38%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           1.43%     2.08%      2.08%     2.08%   1.98%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)       0.00%     0.00%      0.00%     0.00%   0.00%
                               -----------------------------------------
 NET OPERATING EXPENSES      1.43%     2.08%      2.08%     2.08%   1.98%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1 % contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class L shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(e) The fund has a contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.30%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.30%.

(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $614       $906      $1,219      $2,107
    B*         $711       $952      $1,219      $2,244
     C         $311       $652      $1,119      $2,410
    C2         $211       $652      $1,119      $2,410
     M         $398       $715      $1,157      $2,383
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $614       $906      $1,219      $2,107
    B*         $211       $652      $1,119      $2,244
     C         $211       $652      $1,119      $2,410
    C2         $211       $652      $1,119      $2,410
     M         $299       $715      $1,157      $2,383
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Pacific Investment Management Company LLC
   840 Newport Center Drive
   Newport Beach, California 92550

ADVISORY FEE:

All Average Daily Net Assets.....................    0.70%

PORTFOLIO MANAGERS:

The fund is managed by Pacific Investment Company LLC. An investment team led by WILLIAM H. GROSS, CFA has managed this fund since its inception. Mr. Gross is Chief Investment Officer and founding partner of PIMCO and has over 30 years of experience. He also serves as manager of other PIMCO funds.

                           TA IDEX PIMCO TOTAL RETURN-3

TA IDEX PIMCO TOTAL RETURN


(FORMERLY, IDEX PIMCO TOTAL RETURN)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                            CLASS A                         CLASS B                      CLASS C(1)
                                     -----------------------------------------------------------------------------------
                                      Year or Period Ended           Year or Period Ended           Year or Period Ended
                                       October 31, (d)(g)             October 31, (d)(g)             October 31, (d)(g)
                                     -----------------------------------------------------------------------------------
                                      2003            2002           2003            2002                   2003
                                     -------         ------         -------         -------         --------------------
Net Asset Value, Beginning of
 Period                               $10.32         $10.00          $10.32          $10.00                $10.38
Investment Operations:
 Net Investment Income (Loss)           0.20           0.13            0.13            0.09                  0.13
 Net Realized and Unrealized
   Gain (Loss)                          0.39           0.28            0.38            0.29                  0.32
 Total Operations                       0.59           0.41            0.51            0.38                  0.45
                                     -----------------------------------------------------------------------------------
Distributions:
 From Net Investment Income            (0.25)         (0.09)          (0.18)          (0.06)                (0.18)
 From Net Realized Gains               (0.14)             -           (0.14)              -                 (0.14)
   Total Distributions                 (0.39)         (0.09)          (0.32)          (0.06)                (0.32)
Net Asset Value, End of Period        $10.52         $10.32          $10.51          $10.32                $10.51
                                     ===================================================================================

Total Return (c)                        5.88%          4.13%           5.08%           3.80%                 4.47%
 Net Assets, End of Period
   (000's)                           $56,452         $40,767        $34,547         $30,909                $5,231
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                              1.43%          1.65%           2.08%           2.30%                 2.08%
   Total (f)                            1.43%          1.81%           2.08%           2.46%                 2.08%
 Net Investment Income (Loss) to
   Average Net Assets (a)               1.91%          2.28%           1.26%           1.63%                 1.25%
 Portfolio Turnover Rate (b)             326%           240%            326%            240%                  326%

                                        CLASS C2(2)                       CLASS M
                                  -----------------------------------------------------------
                                   Year or Period Ended            Year or Period Ended
                                    October 31, (d)(g)              October 31, (d)(g)
                                  -----------------------------------------------------------
                                   2003            2002            2003            2002
                                  -------         -------         -------         -------
Net Asset Value, Beginning of
 Period                            $10.32          $10.00          $10.32          $10.00
Investment Operations:
 Net Investment Income (Loss)        0.13            0.09            0.14            0.11
 Net Realized and Unrealized
   Gain (Loss)                       0.38            0.29            0.38            0.27
 Total Operations                    0.51            0.38            0.52            0.38
                                  -----------------------------------------------------------
Distributions:
 From Net Investment Income         (0.18)          (0.06)          (0.19)          (0.06)
 From Net Realized Gains            (0.14)              -           (0.14)              -
   Total Distributions              (0.32)          (0.06)          (0.33)          (0.06)
Net Asset Value, End of Period     $10.51          $10.32          $10.51          $10.32
                                  ===========================================================
Total Return (c)                     5.08%           3.80%           5.19%           3.85%
 Net Assets, End of Period
   (000's)                        $10,116         $11,667          $3,212          $4,333
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                           2.08%           2.30%           1.98%           2.20%
   Total (f)                         2.08%           2.46%           1.98%           2.36%
 Net Investment Income (Loss) to
   Average Net Assets (a)            1.26%           1.63%           1.36%           1.73%
 Portfolio Turnover Rate (b)          326%            240%            326%            240%



(a) Annualized.

(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expense to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX PIMCO Total Return ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C was November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                           TA IDEX PIMCO TOTAL RETURN-4

TA IDEX TRANSAMERICA FLEXIBLE INCOME


(FORMERLY, IDEX JANUS FLEXIBLE INCOME)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Transamerica Flexible Income is to seek to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally in:

- fixed income debt securities and cash or cash equivalents

The Fund will generally invest at least 80% (at market value computed at the time of investment), and may invest all, of its total assets in fixed income debt securities and cash or cash equivalents. With respect to these investments:

    1. At least 50% of the value of the Fund's total assets will be invested in
(a) straight debt securities which have a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa*) or Standard & Poor's Corporation (AAA, AA, A or BBB*); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities;
(c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody's Commercial Paper Division, Moody's Investors Service, Inc., or A-1 or A-2 by Standard & Poor's Corporation; or (d) cash or cash equivalents; (see Appendix B of this prospectus for a description of these ratings); and

    2. Up to 50% of the value of the Fund's total assets may be invested in other straight debt securities which are not rated by Moody's or Standard & Poor's or, if so rated, are not within the grades or ratings referred to above.

Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.

The fund's secondary objective of capital appreciation will be sought primarily through the investments described in the next paragraph. In addition, the fund may, incident to the sale of debt securities, realize capital gains.

The fund may invest not more than 20% of its total assets, at market value, in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities. The fund may exercise any conversion rights or exercise warrants or other rights without regard to the foregoing 20% limitation or 80% requirement. Securities acquired upon conversion or upon exercise of warrants or other rights, or warrants or other rights remaining after the breakup of units or detachment may be retained. However, if as a result of exercising conversion, warrants or other rights, the fund's investments in common stock exceed 5% of its total assets, at market value, the fund will thereafter sell such common stock as is necessary to reduce its investments in common stock to 5% or less of its total assets at market value; provided sales may be made in an orderly manner to the end of avoiding an adverse effect on the price obtainable, and provided further the fund may continue to hold common stock in excess of the foregoing 5% limitation in order to establish a long-term holding period for tax purposes. Sales of common stock to meet the foregoing limitation could be required at a time when, but for such limitation, they would not be made and could result in losses to the fund. The amount which the fund may invest in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities will be reduced by the amount of its investments in common stock.

- SHORT-TERM TRADING

The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the fund primarily in two situations:


    (a) Market Developments. A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

    (b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a "yield disparity").

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the fund places

                      TA IDEX TRANSAMERICA FLEXIBLE INCOME-1

TA IDEX TRANSAMERICA FLEXIBLE INCOME

(FORMERLY, IDEX JANUS FLEXIBLE INCOME)
--------------------------------------------------------------------------------

a premium upon the ability of the fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The fund manager may sell the fund's securities when its expectations regarding market interest rates change or the quality or return changes on investment.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investments strategies). Under these circumstances, the fund may be unable to achieve its investment objective.
(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:
- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:
 - changes in interest rates
 - length of time to maturity
 - issuers defaulting on their obligations to pay interest or return principal

- ACTIVE TRADING
The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short-term capital gains, both of which may negatively impact the fund's performance.

- HIGH-YIELD/HIGH RISK SECURITIES

 - credit risk
 - greater sensitivity to interest rate movements
 - greater vulnerability to economic changes
 - decline in market value in event of default
 - less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who want current income enhanced by the potential for capital growth, and who are willing to tolerate fluctuation in principal value caused by changes in interest rates as well as the risks associated with substantial investments in high-yield/high-risk bonds (commonly known as "junk bonds"), or unrated bonds of domestic or foreign issuers.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers U.S. Government/Credit index (LBGC), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

                               CLASS A SHARES (1)
                               ------------------
(BAR CHART)

1994                                                                             -4.29
1995                                                                             18.89
1996                                                                              5.44
1997                                                                             11.57
1998                                                                              7.89
1999                                                                              0.93
2000                                                                              5.87
2001                                                                              6.95
2002                                                                              9.37
2003                                                                              5.53


------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               6/30/1995           6.39%
------------------------------------------------------------
  Worst Quarter:              3/31/1996          (2.01)%
------------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


-------------------------------------------------------------------------
                                                             10 YEARS OR
                                        1 YEAR     5 YEARS   INCEPTION(5)
-------------------------------------------------------------------------
  Class A (2)
-------------------------------------------------------------------------
    Return before taxes                  0.52%      4.67%      6.14%
-------------------------------------------------------------------------
    Return after taxes on
    distributions*                      (1.13)%     2.63%      3.75%
-------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of
    fund shares*                         0.44%      2.69%      3.71%
-------------------------------------------------------------------------
  Class B (2)                           (0.05)%     4.84%      6.37%
-------------------------------------------------------------------------
  Class C (3)(A)                         2.85%       --        4.63%
-------------------------------------------------------------------------
  Class C2 (4)(A)                        4.85%       --        6.25%
-------------------------------------------------------------------------
  Class M (2)                            3.01%      4.90%      5.96%
-------------------------------------------------------------------------
  LBGC Index (reflects no deduction
  for fees, expenses, or taxes)          4.67%      6.66%      6.98%
-------------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans.

                      TA IDEX TRANSAMERICA FLEXIBLE INCOME-2

TA IDEX TRANSAMERICA FLEXIBLE INCOME

(FORMERLY, IDEX JANUS FLEXIBLE INCOME)
--------------------------------------------------------------------------------

After-tax returns are presented for only one class and returns for other classes will vary.

(1)TIM has been the fund's sub-adviser since March 1, 2004. Prior to that date, a different firm managed the fund, and the performance set forth prior to March 1, 2004 is attributable to that firm; TIM employs different investment strategies than the previous sub-adviser.


(2)The inception date for Class A and LBGC Index (6/29/1987); Class B (10/1/1995); and Class M (10/1/1993).


(3)For the period November 11, 2002 (date of inception) - December 31, 2003.


(4)For the period November 1, 1999 (date of inception) - December 31, 2003.


(5)Returns for Class B, C and C2 are from the inception of the class.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                            A         B          C         C2*         M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on        4.75%      None       None       None      1.00%
 purchases (as a % of
 offering price)
----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase  None(a)   5.00%(b)   1.00%(c)     None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                           CLASS OF SHARES
                                           ---------------
                            A         B          C         C2*         M*
----------------------------------------------------------------------------
 Management Fees          0.80%     0.80%      0.80%      0.80%      0.80%
 Distribution and         0.35%     1.00%      1.00%      1.00%      0.90%
 Service (12b-1) Fees
 Other Expenses           0.32%     0.32%      0.32%      0.32%      0.32%
                            --------------------------------------------
 Total Annual Fund        1.47%     2.12%      2.12%      2.12%      2.02%
 Operating Expenses(e)
 Expense Reduction       (0.01)%   (0.01)%    (0.01)%    (0.01)%    (0.01)%
 (Waiver)
                            --------------------------------------------
 Net Operating Expenses   1.46%     2.11%      2.11%      2.11%      2.01%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) The fund has a contractual arrangement with ATFA through 2/28/05, for expenses that exceed 1.50%, excluding 12b-1 fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $617       $917      $1,239      $2,148
    B*         $714        963      $1,238      $2,286
    C          $214        663      $1,138      $2,451
    C2         $314        663      $1,138      $2,451
    M          $401        726      $1,176      $2,424
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $617       $917      $1,239      $2,148
    B*         $214       $663      $1,138      $2,286
    C          $214       $663      $1,138      $2,451
    C2         $214       $663      $1,138      $2,451
    M          $302       $726      $1,176      $2,424
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

                      TA IDEX TRANSAMERICA FLEXIBLE INCOME-3

TA IDEX TRANSAMERICA FLEXIBLE INCOME

(FORMERLY, IDEX JANUS FLEXIBLE INCOME)
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
0.80% of the first $100 million
0.775% of assets over $100 million up to $250 million
0.675% of assets over $250 million

PORTFOLIO MANAGERS:

PETER O. LOPEZ
Vice President & Director of Research, Fixed Income
Peter O. Lopez is Vice President and Director of Research, Fixed Income at TIM. Mr. Lopez manages sub-advised funds and institutional accounts in the fixed income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000.


HEIDI HU


Senior Vice President & Head of Fixed Income Investments


Ms. Hu is the Lead Manager of the Transamerican Premium Balanced Fund and of the Transamerica Premium Bond Fund. She also manages sub-advised fund and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company.


                      TA IDEX TRANSAMERICA FLEXIBLE INCOME-4

TA IDEX TRANSAMERICA FLEXIBLE INCOME


(FORMERLY, IDEX JANUS FLEXIBLE INCOME)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                         CLASS A                                         CLASS B
                       ---------------------------------------------------------------------------------------------
                                   Year or Period Ended                            Year or Period Ended
                                     October 31, (d)                                 October 31, (d)
                       ---------------------------------------------------------------------------------------------
                         2003      2002     2001     2000     1999     2003      2002      2001      2000      1999
                       --------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Net Asset Value,
 Beginning of Period      $9.94    $9.99    $9.26    $9.46    $9.84     $9.94     $9.99     $9.26     $9.46    $9.83
Investment
 Operations:
 Net Investment
   Income (Loss)           0.36     0.40     0.47     0.57     0.54      0.30      0.34      0.37      0.51     0.49
 Net Realized and
   Unrealized Gain
   (Loss)                  0.27     0.02     0.71    (0.19)   (0.38)     0.25      0.02      0.74     (0.19)   (0.38)
 Total Operations          0.63     0.42     1.18     0.38     0.16      0.55      0.36      1.11      0.32     0.11
                       ---------------------------------------------------------------------------------------------
Distributions:
 From Net Investment
   Income                 (0.36)   (0.41)   (0.45)   (0.58)   (0.54)    (0.29)    (0.35)    (0.38)    (0.52)   (0.48)
 From Net Realized
   Gains                      -    (0.06)       -        -        -         -     (0.06)        -         -        -
   Total
     Distributions        (0.36)   (0.47)   (0.45)   (0.58)   (0.54)    (0.29)    (0.41)    (0.38)    (0.52)   (0.48)
Net Asset Value, End
 of Period               $10.21    $9.94    $9.99    $9.26    $9.46    $10.20     $9.94     $9.99     $9.26    $9.46
                       =============================================================================================

Total Return (c)           6.39%    4.45%   13.14%    4.10%    1.70%     5.59%     3.83%    12.28%     3.46%    1.01%
 Net Assets, End of
   Period (000's)       $87,898   $61,815  $29,600  $16,530  $14,963  $69,502   $67,220   $40,435   $14,008   $9,006
Ratio/Supplemental
 Data:
 Ratio of Expenses to
   Average Net Assets
   (a)
   Net (e)                 1.49%    1.62%    1.68%    1.84%    1.85%     2.14%     2.27%     2.33%     2.49%    2.50%
   Total (f)               1.50%    1.65%    1.70%    1.87%    2.00%     2.15%     2.30%     2.35%     2.51%    2.65%
 Net Investment
   Income (Loss) to
   Average Net Assets
   (a)                     3.56%    4.23%    4.84%    6.17%    5.72%     2.91%     3.58%     4.19%     5.52%    5.07%
 Portfolio Turnover
   Rate (b)                 164%     245%     315%     166%     100%      164%      245%      315%      166%     100%

                            CLASS C(1)                   CLASS C2(2)
                       ---------------------------------------------------------
                       Year or Period Ended          Year or Period Ended
                        October 31, (d)(g)            October 31, (d)(g)
                       ---------------------------------------------------------
                               2003            2003      2002     2001     2000
                       --------------------   -------   ------   ------   ------
Net Asset Value,
 Beginning of Period           $9.98            $9.94    $9.99    $9.26    $9.46
Investment
 Operations:
 Net Investment
   Income (Loss)                0.29             0.30     0.35     0.41     0.51
 Net Realized and
   Unrealized Gain
   (Loss)                       0.22             0.25     0.01     0.70    (0.19)
 Total Operations               0.51             0.55     0.36     1.11     0.32
                       ---------------------------------------------------------
Distributions:
 From Net Investment
   Income                      (0.29)           (0.29)   (0.35)   (0.38)   (0.52)
 From Net Realized
   Gains                           -                -    (0.06)       -        -
   Total
     Distributions             (0.29)           (0.29)   (0.41)   (0.38)   (0.52)
Net Asset Value, End
 of Period                    $10.20           $10.20    $9.94    $9.99    $9.26
                       =========================================================
Total Return (c)                5.16%            5.59%    3.83%   12.28%    3.46%
 Net Assets, End of
   Period (000's)             $8,178          $14,192   $17,391  $11,246  $8,169
Ratio/Supplemental
 Data:
 Ratio of Expenses to
   Average Net Assets
   (a)
   Net (e)                      2.14%            2.14%    2.27%    2.33%    2.49%
   Total (f)                    2.15%            2.15%    2.30%    2.35%    2.51%
 Net Investment
   Income (Loss) to
   Average Net Assets
   (a)                          2.91%            2.91%    3.58%    4.19%    5.52%
 Portfolio Turnover
   Rate (b)                      164%             164%     245%     315%     166%

                                         CLASS M
                       --------------------------------------------
                                   Year or Period Ended
                                     October 31, (d)
                       --------------------------------------------
                        2003      2002      2001     2000     1999
                       -------   -------   ------   ------   ------
Net Asset Value,
 Beginning of Period     $9.94     $9.99    $9.26    $9.46    $9.84
Investment
 Operations:
 Net Investment
   Income (Loss)          0.31      0.36     0.42     0.52     0.49
 Net Realized and
   Unrealized Gain
   (Loss)                 0.25      0.01     0.70    (0.19)   (0.38)
 Total Operations         0.56      0.37     1.12     0.33     0.11
                       --------------------------------------------
Distributions:
 From Net Investment
   Income                (0.30)    (0.36)   (0.39)   (0.53)   (0.49)
 From Net Realized
   Gains                     -     (0.06)       -        -        -
   Total
     Distributions       (0.30)    (0.42)   (0.39)   (0.53)   (0.49)
Net Asset Value, End
 of Period              $10.20     $9.94    $9.99    $9.26    $9.46
                       ============================================
Total Return (c)          5.69%     3.93%   12.40%    3.56%    1.11%
 Net Assets, End of
   Period (000's)      $12,573   $15,952   $14,745  $6,220   $3,778
Ratio/Supplemental
 Data:
 Ratio of Expenses to
   Average Net Assets
   (a)
   Net (e)                2.04%     2.17%    2.23%    2.39%    2.40%
   Total (f)              2.05%     2.20%    2.25%    2.41%    2.55%
 Net Investment
   Income (Loss) to
   Average Net Assets
   (a)                    3.01%     3.68%    4.29%    5.62%    5.17%
 Portfolio Turnover
   Rate (b)                164%      245%     315%     166%     100%



(a)  Annualized.

(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1)  Formerly Class L shares, prior to March 1, 2004.


(2)  Formerly Class C shares, prior to March 1, 2004.


                      TA IDEX TRANSAMERICA FLEXIBLE INCOME-5

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND


(FORMERLY, IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Transamerica Conservative High-Yield Bond is to seek a high level of current income by investing in high-yield debt securities.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, AEGON USA Investment Management, LLC (AUIM), seeks to achieve this objective by principally investing at least 80% of fund assets in a diversified portfolio of:

-fixed-income securities including investment grade bonds and high-yield/high risk bonds (commonly know as "junk bonds")

When investing in rated securities, the fund buys those rated B or better by Moody's or S&P. When investing in rated commercial paper, the fund buys those rated Prime-2 or better by Moody's or A-2 or better by S&P. The fund may invest in unrated securities which, in AUIM's judgment, are of equivalent quality. If the rated securities held by the fund are downgraded, AUIM will consider whether to keep these securities.

The fund may not invest in rated corporate securities that are rated below investment grade, if such holdings are more than 75% of its total holdings of securities (other than commercial paper).

Please see Appendix B for a description of bond ratings.

AUIM's strategy is to achieve yields as high as possible while managing risk. AUIM uses a "top down/bottom up" approach in managing the fund's assets. The "top down" approach is to adjust the risk profile of the fund. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the fund's portfolio allocations.

AUIM has developed a proprietary credit model that is the foundation of its "bottom up" analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the fund's portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the "top down" and "bottom up" strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

For temporary defensive purposes, the fund may invest some or all of its assets in short-term U.S. government, obligations (Treasury bills) (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

AUIM may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser used a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

WHAT IS A "TOP DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. Risks include:

 - changes in interest rates
 - length of time to maturity
 - issuers defaulting on their obligations to pay interest or return principal

- HIGH-YIELD/HIGH-RISK SECURITIES
 - credit risk
 - greater vulnerability to economic changes
 - decline in market value in event of default
 - less liquidity

- PROPRIETARY RESEARCH
AUIM's proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks," in Appendix A of the Prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek high current income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table on the next page provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch High Yield Master Index (Merrill Lynch), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table,

               TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND-1

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

(FORMERLY, IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND)
--------------------------------------------------------------------------------

which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

1994                                                                             -4.02
1995                                                                             18.43
1996                                                                              9.45
1997                                                                             11.53
1998                                                                              4.33
1999                                                                             -0.34
2000                                                                              4.18
2001                                                                              4.36
2002                                                                             -1.66
2003                                                                             20.12


-----------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:               6/30/2003            7.12%
-----------------------------------------------------------
  Worst Quarter:              6/30/2002           (2.82)%
-----------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**



-------------------------------------------------------------------------
                                                             10 YEARS OR
                                      1 YEAR      5 YEARS    INCEPTION(4)
-------------------------------------------------------------------------
  Class A(1)
-------------------------------------------------------------------------
    Return before taxes               14.41%       4.04%        5.85%
-------------------------------------------------------------------------
    Return after taxes on
    distributions*                    11.93%       1.27%        2.80%
-------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares*                            9.24%       1.69%        3.05%
-------------------------------------------------------------------------
  Class B(1)                          14.22%       4.22%        5.73%
-------------------------------------------------------------------------
  Class C (2)(A)                      17.22%        --         19.00%
-------------------------------------------------------------------------
  Class C2 (3)(A)                     19.22%        --          5.68%
-------------------------------------------------------------------------
  Class M(1)                          17.14%       4.28%        5.62%
-------------------------------------------------------------------------
  Merrill Lynch Index (reflects no
  deduction for fees, expenses, or
  taxes)(1)                           27.23%       5.47%        7.23%
-------------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(1)Inception for: Class A and Merrill Lynch (6/14/85); Class B (10/1/1995); and Class M (10/1/1993).


(2)For the period November 11, 2002 (date of inception) - December 31, 2003.


(3)For the period November 1, 1999 (date of inception) - December 31, 2003.


(4)Returns for Class B, C and C2 are from the inception of the Class.


(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) on purchases (as a   4.75%      None     None     None      1.00%
 % of offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Management fees             0.60%     0.60%     0.60%   0.60%      0.60%
 Distribution and service    0.35%     1.00%     1.00%   1.00%      0.90%
 (12b-1) fees
 Other expenses              0.27%     0.27%     0.27%   0.27%      0.27%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           1.22%     1.87%     1.87%   1.87%      1.77%
 OPERATING EXPENSES
 EXPENSE REDUCTION (E)       0.00%     0.00%     0.00%   0.00%      0.00%
                               -----------------------------------------
 NET OPERATING EXPENSES      1.22%     1.87%     1.87%   1.87%      1.77%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class L shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) The fund has a contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.25%, excluding 12b-l fees.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


               TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND-2

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND


(FORMERLY, IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND)
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $593       $844      $1,113      $1,882
    B*         $690       $888      $1,111      $2,021
     C         $290       $588      $1,011      $2,190
    C2         $190       $588      $1,011      $2,190
     M         $377       $652      $1,050      $2,163
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $593       $844      $1,113      $1,882
    B*         $190       $588      $1,011      $2,021
     C         $190       $588      $1,011      $2,190
    C2         $190       $588      $1,011      $2,190
     M         $278       $652      $1,050      $2,163
               ----       ----      ------      ------



----------------------------------------------------

*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   AEGON USA Investment Management, LLC
   4333 Edgewood Road NE
   Cedar Rapids, Iowa 52499

ADVISORY FEE:

All Average Daily Net Assets.....................    0.60%

PORTFOLIO MANAGERS:

DAVID R. HALFPAP, CFA, has served as manager of this fund since its inception. He has been employed by AUIM since 1975 and currently is a senior vice president.

BRADLEY J. BEMAN, CFA, became a co-manager of this fund in August 1998. He joined AUIM in 1988 after working in various capacities with AEGON USA, Inc. and Life Investors Insurance Company of America.

AUIM has provided investment advisory services to various clients since 1989.

               TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND-3

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND


(FORMERLY, IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                                     CLASS A                                          CLASS B
                                  -----------------------------------------------------------------------------------------------
                                               Year or Period Ended                             Year or Period Ended
                                                 October 31, (d)                                  October 31, (d)
                                  -----------------------------------------------------------------------------------------------
                                    2003      2002      2001      2000     1999     2003      2002      2001      2000      1999
                                  --------   -------   -------   ------   ------   -------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $7.93     $9.26     $9.24    $9.67   $10.43     $7.93     $9.26     $9.24     $9.67   $10.42
Investment Operations:
 Net Investment Income (Loss)         0.57      0.57      0.72     0.69     0.65      0.51      0.52      0.57      0.63     0.59
 Net Realized and Unrealized
   Gain (Loss)                        1.16     (1.31)     0.01    (0.37)   (0.54)     1.17     (1.32)     0.10     (0.37)   (0.54)
 Total Operations                     1.73     (0.74)     0.73     0.32     0.11      1.68     (0.80)     0.67      0.26     0.05
                                  -----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income          (0.58)    (0.59)    (0.71)   (0.69)   (0.67)    (0.53)    (0.53)    (0.65)    (0.63)   (0.60)
 From Net Realized Gains                 -         -         -    (0.06)   (0.20)        -         -         -     (0.06)   (0.20)
   Total Distributions               (0.58)    (0.59)    (0.71)   (0.75)   (0.87)    (0.53)    (0.53)    (0.65)    (0.69)   (0.80)
Net Asset Value, End of Period       $9.08     $7.93     $9.26    $9.24    $9.67     $9.08     $7.93     $9.26     $9.24    $9.67
                                  ===============================================================================================

Total Return (c)                     22.74%    (8.48)%    8.12%    3.37%    1.09%    21.94%    (9.03)%    7.45%     2.74%    0.38%
Net Assets, End of Period
 (000's)                          $193,708   $60,332   $50,755   $49,259  $59,082  $51,511   $31,336   $35,471   $13,808   $12,930
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                            1.22%     1.35%     1.41%    1.36%    1.38%     1.87%     2.00%     2.06%     2.01%    2.03%
   Total (f)                          1.22%     1.35%     1.41%    1.36%    1.38%     1.87%     2.00%     2.06%     2.01%    2.03%
 Net Investment Income (Loss) to
   Average Net Assets (a)             6.57%     6.61%     7.35%    7.34%    6.41%     5.92%     5.96%     6.70%     6.69%    5.76%
 Portfolio Turnover Rate (b)            46%       64%       16%      11%      27%       46%       64%       16%       11%      27%

                                       CLASS C(1)                   CLASS C2(2)
                                  --------------------------------------------------------
                                  Year or Period Ended         Year or Period Ended
                                   October 31, (d)(g)           October 31, (d)(g)
                                  --------------------------------------------------------
                                          2003            2003     2002     2001     2000
                                  --------------------   ------   ------   ------   ------
Net Asset Value, Beginning of
 Period                                   $8.08           $7.92    $9.26    $9.24    $9.67
Investment Operations:
 Net Investment Income (Loss)              0.51            0.51     0.51     0.52     0.63
 Net Realized and Unrealized
   Gain (Loss)                             1.02            1.18    (1.32)    0.15    (0.37)
 Total Operations                          1.53            1.69    (0.81)    0.67     0.26
                                  --------------------------------------------------------
Distributions:
 From Net Investment Income               (0.53)          (0.53)   (0.53)   (0.65)   (0.63)
 From Net Realized Gains                      -               -        -        -    (0.06)
   Total Distributions                    (0.53)          (0.53)   (0.53)   (0.65)   (0.69)
Net Asset Value, End of Period            $9.08           $9.08    $7.92    $9.26    $9.24
                                  ========================================================
Total Return (c)                          19.52%          21.94%   (9.03)%   7.45%    2.74%
Net Assets, End of Period
 (000's)                                 $8,403          $17,473  $6,340   $8,627   $1,025
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                                 1.87%           1.87%    2.00%    2.06%    2.01%
   Total (f)                               1.87%           1.87%    2.00%    2.06%    2.01%
 Net Investment Income (Loss) to
   Average Net Assets (a)                  5.92%           5.92%    5.96%    6.70%    6.69%
 Portfolio Turnover Rate (b)                 46%             46%      64%      16%      11%

                                                    CLASS M
                                  -------------------------------------------
                                             Year or Period Ended
                                                October 31, (d)
                                  -------------------------------------------
                                   2003     2002      2001     2000     1999
                                  ------   -------   ------   ------   ------
Net Asset Value, Beginning of
 Period                            $7.93     $9.26    $9.24    $9.67   $10.42
Investment Operations:
 Net Investment Income (Loss)       0.52      0.53     0.63     0.64     0.60
 Net Realized and Unrealized
   Gain (Loss)                      1.17     (1.32)    0.05    (0.37)   (0.54)
 Total Operations                   1.69     (0.79)    0.68     0.27     0.06
                                  -------------------------------------------
Distributions:
 From Net Investment Income        (0.54)    (0.54)   (0.66)   (0.64)   (0.61)
 From Net Realized Gains               -         -        -    (0.06)   (0.20)
   Total Distributions             (0.54)    (0.54)   (0.66)   (0.70)   (0.81)
Net Asset Value, End of Period     $9.08     $7.93    $9.26    $9.24    $9.67
                                  ===========================================
Total Return (c)                   22.06%    (8.95)%   7.56%    2.84%    0.54%
Net Assets, End of Period
 (000's)                          $5,774    $5,934   $8,005   $4,319   $5,515
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (e)                          1.77%     1.90%    1.96%    1.91%    1.93%
   Total (f)                        1.77%     1.90%    1.96%    1.91%    1.93%
 Net Investment Income (Loss) to
   Average Net Assets (a)           6.02%     6.06%    6.80%    6.79%    5.86%
 Portfolio Turnover Rate (b)          46%       64%      16%      11%      27%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


               TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND-4

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES


(FORMERLY, IDEX TRANSAMERICA CONVERTIBLE SECURITIES)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The investment objective of TA IDEX Transamerica Convertible Securities is to seek maximum total return through a combination of current income and capital appreciation.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in:

- convertible securities


In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the fund's assets in other types of securities, including common stock.


TIM may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may lend the fund's securities to broker-dealers or other financial institutions to earn income for the fund.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

The fund may also invest in other securities and investment strategies in pursuit of its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- INTEREST RATE CHANGES
Interest rates increases can cause the price of a debt security to decrease.

- FOREIGN SECURITIES
Investments in foreign securities (including American Depository receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- forward foreign currency contracts for hedging

- ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

                  TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES-1

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

(FORMERLY, IDEX TRANSAMERICA CONVERTIBLE SECURITIES)
--------------------------------------------------------------------------------

- INVESTOR PROFILE
This fund may be appropriate for investors who seek current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.
(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertibles Index (MLAUSC), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR CHART)                    ------------------

2003                                                                             24.45


-----------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:                6/30/2003         11.89%
-----------------------------------------------------------
  Worst Quarter:               9/30/2003          2.06%
-----------------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**


--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND***
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         18.54%       7.65%
--------------------------------------------------------------------
    Return after taxes on distributions*        16.97%       6.52%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares*                       11.99%       5.83%
--------------------------------------------------------------------
  Class B                                       18.67%       7.83%
--------------------------------------------------------------------
  Class C (1)(A)                                21.67%      21.95%
--------------------------------------------------------------------
  Class C2 (A)                                  23.67%       9.86%
--------------------------------------------------------------------
  Class M                                       21.66%       9.41%
--------------------------------------------------------------------
  MLAUSC Index (reflects no deduction for
  fees, expenses, or taxes)                     27.15%      11.21%
--------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on March 1, 2002.
(1)For the period November 11, 2002 (date of inception) - December 31, 2003.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on           4.75%      None     None     None      1.00%
 purchases (as a % of
 offering price)
---------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None(a)   5.00%(b)   1.00%(c)   None   1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)
                                            CLASS OF SHARES
                                            ---------------
                               A         B        C       C2*         M*
---------------------------------------------------------------------------
 Management fees             0.75%     0.75%     0.75%   0.75%      0.75%
 Distribution and service    0.35%     1.00%     1.00%   1.00%      0.90%
 (12b-1) fees
 Other expenses              0.23%     0.23%     0.23%   0.23%      0.23%
---------------------------------------------------------------------------
                               -----------------------------------------
 TOTAL ANNUAL FUND           1.33%     1.98%     1.98%   1.98%      1.88%
 OPERATING EXPENSES
 EXPENSE REDUCTION (e)       0.00%     0.00%     0.00%   0.00%      0.00%
                               -----------------------------------------
 NET OPERATING EXPENSES      1.33%     1.98%     1.98%   1.98%      1.88%
---------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA through 2/28/05 for expenses that exceed 1.35%, excluding 12b-l fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.35%.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.

                  TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES-2

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

(FORMERLY, IDEX TRANSAMERICA CONVERTIBLE SECURITIES)
--------------------------------------------------------------------------------


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $604       $876      $1,169      $2,000
    B*         $701       $921      $1,168      $2,139
     C         $301       $621      $1,068      $2,306
    C2         $201       $621      $1,068      $2,306
     M         $388       $685      $1,106      $2,279
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $604       $876      $1,169      $2,000
    B*         $201       $621      $1,068      $2,139
     C         $201       $621      $1,068      $2,306
    C2         $201       $621      $1,068      $2,306
     M         $289       $685      $1,106      $2,279
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

ADVISORY FEE:

All Average Daily Net Assets......................   0.75%

PORTFOLIO MANAGERS:

KIRK J. KIM, CFA (Lead Portfolio Manager) is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining Transamerica, he worked as a Securities analyst for The Franklin Templeton Group. He joined Transamerica in 1997 and has seven years of investment experience. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the Co-Manager of the Transamerica Premier Balanced Fund and the Transamerica Premier Core Equity Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

EDWARD S. HAN (Portfolio Manager) is Vice President and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Han is the Lead Manager of the Transamerica Premier Cash Reserve Fund and the Transamerica Premier High Yield Bond Fund. He also manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined Transamerica in 1998 and has eight years of investment experience. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

TIM, through its affiliates, has provided investment advisory services to various clients since 1967.

                  TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES-3

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES


(FORMERLY, IDEX TRANSAMERICA CONVERTIBLE SECURITIES)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                               CLASS A                         CLASS B                     CLASS C(1)
                                       -----------------------------------------------------------------------------------
                                         Year or Period Ended           Year or Period Ended          Year or Period Ended
                                          October 31, (d)(g)             October 31, (d)(g)            October 31, (d)(g)
                                       -----------------------------------------------------------------------------------
                                         2003            2002            2003           2002                  2003
                                       --------         -------         ------         ------         --------------------
Net Asset Value, Beginning of
 Period                                   $9.39          $10.00          $9.38         $10.00                 $9.36
Investment Operations:
 Net Investment Income (Loss)              0.24            0.14           0.17           0.11                  0.17
 Net Realized and Unrealized Gain
   (Loss)                                  1.92           (0.67)          1.93          (0.68)                 1.95
   Total Operations                        2.16           (0.53)          2.10          (0.57)                 2.12
                                       -----------------------------------------------------------------------------------
Distributions:
 From Net Investment Income               (0.23)          (0.08)         (0.17)         (0.05)                (0.17)
 From Net Realized Gains                      -               -              -              -                     -
   Total Distributions                    (0.23)          (0.08)         (0.17)         (0.05)                (0.17)
Net Asset Value, End of Period           $11.32            9.39         $11.31           9.38                $11.31
                                       ===================================================================================

Total Return (c)                          23.49%          (5.42)%        22.58%         (5.68)%               22.84%
Net Assets, End Of Period (000's)      $175,175         $10,205         $6,508         $1,138                $5,048
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                                 1.33%           1.73%          1.98%          2.38%                 1.98%
   Total (f)                               1.33%           3.85%          1.98%          4.50%                 1.98%
 Net Investment Income (Loss) to
   Average
   Net Assets (a)                          2.27%           2.59%          1.62%          1.94%                 1.62%
 Portfolio Turnover Rate (b)                119%            170%           119%           170%                  119%

                                         CLASS C2(2)                    CLASS M
                                    ------------------------------------------------------
                                    Year or Period Ended          Year or Period Ended
                                     October 31, (d)(g)            October 31, (d)(g)
                                    ------------------------------------------------------
                                     2003           2002          2003           2002
                                    ------         ------         -----         ------
Net Asset Value, Beginning of
 Period                              $9.38         $10.00         $9.38         $10.00
Investment Operations:
 Net Investment Income (Loss)         0.17           0.11          0.18           0.12
 Net Realized and Unrealized Gain
   (Loss)                             1.93          (0.68)         1.93          (0.68)
   Total Operations                   2.10          (0.57)         2.11          (0.56)
                                    ------------------------------------------------------
Distributions:
 From Net Investment Income          (0.17)         (0.05)        (0.18)         (0.06)
 From Net Realized Gains                 -              -             -              -
   Total Distributions               (0.17)         (0.05)        (0.18)         (0.06)
Net Asset Value, End of Period      $11.31           9.38         $11.31          9.38
                                    ======================================================
Total Return (c)                     22.58%         (5.68)%       22.70%         (5.64)%
Net Assets, End Of Period (000's)   $1,212           $934          $480           $308
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets (a)
   Net (e)                            1.98%          2.38%         1.88%          2.28%
   Total (f)                          1.98%          4.50%         1.88%          4.40%
 Net Investment Income (Loss) to
   Average
   Net Assets (a)                     1.62%          1.94%         1.72%          2.04%
 Portfolio Turnover Rate (b)           119%           170%          119%           170%


(a) Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) TA IDEX Transamerica Convertible Securities ("the Fund") commenced operations March 1, 2002. The inception date for the Fund's offering of Class C shares was November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                  TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES-4

TA IDEX FEDERATED TAX EXEMPT


(FORMERLY, IDEX FEDERATED TAX EXEMPT)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of TA IDEX Federated Tax Exempt is maximum current interest income exempt from federal income tax, consistent with preservation of capital.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Federated Investment Management Company (Federated), seeks to achieve this objective by principally investing in a portfolio of tax exempt securities so that at least 80% of it's annual interest income is exempt from federal regular income tax and alternate minimum tax (AMT). The fund invests primarily in long-term, investment grade, tax-exempt securities (Grade AAA, AA, A and BBB).

Up to 20% of the interest income from the fund's investments may be subject to the federal AMT.

Please see Appendix A for a description of bond ratings. Federated manages the fund's portfolio by seeking to manage the interest rate risk and credit risk assumed by the fund and to provide superior levels of after tax total return.

Federated considers a variety of factors in formulating its interest rate outlook, including the following: current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve's current monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.

Federated manages credit risk by performing a fundamental credit analysis on tax exempt securities before the fund purchases such securities. Federated considers various factors, including the following: the economic feasibility of revenue bond financing and general purpose financing; the financial condition of the issuer or guarantor; and political developments that may affect credit quality.

Federated monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized ratings services.

Federated also will seek to further enhance after tax total return by engaging in a relative value analysis; that is, Federated will assess the cost of a tax exempt security compared with other tax exempt securities and taxable securities such as U.S. Treasury obligations. Federated may also allocate investments in sectors of the tax exempt market that offer the highest return. Finally, Federated will invest a portion of the fund's portfolio (no more than 20%) in tax exempt securities subject to AMT, which may offer higher returns.

Federated may also use credit enhancements and futures contracts, or other securities and investment strategies in pursuit of its investment objective.

Federated may use hedging to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell futures contracts that would normally increase in value under the same circumstances. The fund may also attempt to lower the cost of hedging by using combinations of different futures contracts, or futures contracts and securities. The fund may take a temporary defensive position from its principal investment strategies by investing its assets in securities subject to federal income tax. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the fund to receive and distribute taxable income to investors. Under these circumstances, the fund may be unable to achieve its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- MUNICIPAL OBLIGATIONS

 - their yields are usually lower than on similar, but taxable securities
 - the income may be subject to state and local taxes
 - the income may be a preference item for determining the federal alternative minimum tax
 - unrated municipal securities may be less liquid than rated securities
 - congress occasionally considers restricting or eliminating the federal tax exemption and may do so in the future
 - obligations could ultimately be federally taxable

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

 - fluctuations in market value
 - changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise
 - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
 - issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek high current federal tax-free income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates. Yields on municipal obligations are typically lower than on similar taxable securities. Such investors will generally have higher taxable incomes.

The fund is not for tax-exempt retirement programs because they would receive no benefit from the tax-exempt nature of most of the fund's income.

                          TA IDEX FEDERATED TAX EXEMPT-1

TA IDEX FEDERATED TAX EXEMPT

(FORMERLY, IDEX FEDERATED TAX EXEMPT)
--------------------------------------------------------------------------------

[PERCENTAGE ICON]
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Municipal Bond Index (LBMB), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

1994                                                                             -2.25
1995                                                                             12.86
1996                                                                              3.89
1997                                                                             10.12
1998                                                                              4.58
1999                                                                             -6.25
2000                                                                             12.55
2001                                                                              2.76
2002                                                                              8.69
2003                                                                              5.30


------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               3/31/1995           5.28%
------------------------------------------------------------
  Worst Quarter:              3/31/1994          (3.01)%
------------------------------------------------------------



  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**



-----------------------------------------------------------------------
                                                           10 YEARS OR
                                      1 YEAR     5 YEARS   INCEPTION(4)
-----------------------------------------------------------------------
  Class A(1)
-----------------------------------------------------------------------
    Return before taxes                0.29%      3.40%       4.55%
-----------------------------------------------------------------------
    Return after taxes on
    distributions*                     0.29%      3.36%       4.38%
-----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares*                            1.34%      3.40%       4.39%
-----------------------------------------------------------------------
  Class B(1)                          (0.39)%     3.57%       4.70%
-----------------------------------------------------------------------
  Class C(2)(A)                        2.61%       --         4.15%
-----------------------------------------------------------------------
  Class C2(3)(A)                       4.70%       --         6.27%
-----------------------------------------------------------------------
  Class M(1)                           2.98%      3.95%       4.68%
-----------------------------------------------------------------------
  LBMB Index (reflects no deduction
  for fees, expenses, or taxes)(1)     5.31%      5.83%       6.03%
-----------------------------------------------------------------------


*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(1)Inception of: Class A and LBMB (4/01/1985); Class B (10/01/1995); and Class M (10/01/1993).


(2)For the period November 11, 2002 (date of inception) - December 31, 2003.


(3)For the period November 1, 1999 (date of inception) - December 31, 2003.


(4)Returns for Class B, C and C2 are from the inception of the class.



(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                           CLASS OF SHARES
                                           ---------------
                            A         B          C         C2*         M*
----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on        4.75%      None       None       None      1.00%
 purchases (as a % of
 offering price)
----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase  None(a)   5.00%(b)   1.00%(c)     None     1.00%(d)
 price or redemption
 proceeds, whichever is
 lower)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f) (% of daily net assets)
                                           CLASS OF SHARES
                                           ---------------
                            A         B          C         C2*         M*
----------------------------------------------------------------------------
 Management Fees          0.60%     0.60%      0.60%      0.60%      0.60%
 Distribution and         0.35%     1.00%      1.00%      1.00%      0.60%
 Service (12b-1) Fees
 Other Expenses           0.57%     0.57%      0.57%      0.57%      0.57%
                             -------------------------------------------
 Total Annual Fund        1.52%     2.17%      2.17%      2.17%      1.77%
 Operating Expenses
 Expense Reduction       (0.17)%   (0.17)%    (0.17)%    (0.17)%    (0.17)%
 (Waiver)(e)
                             -------------------------------------------
 Net Operating Expenses   1.35%     2.00%      2.00%      2.00%      1.60%
----------------------------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Contractual arrangement with ATFA through 2/18/05 for expenses that exceed 1.00%, excluding 12b-l fees.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."


                          TA IDEX FEDERATED TAX EXEMPT-2

TA IDEX FEDERATED TAX EXEMPT

(FORMERLY, IDEX FEDERATED TAX EXEMPT)
--------------------------------------------------------------------------------


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $606       $917      $1,249      $2,188
    B          $703       $963      $1,249      $2,325
    C          $303       $663      $1,149      $2,490
    C2         $203       $663      $1,149      $2,490
    M          $360       $635      $1,034      $2,149



----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $606     $917     $1,249      $2,188
    B         $203     $663     $1,149      $2,325
    C         $203     $663     $1,149      $2,490
    C2        $203     $663     $1,149      $2,490
    M         $261     $635     $1,034      $2,149
----------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Federated Investment Management Company
   Federated Investment Tower
   Pittsburgh, Pennsylvania 15222-3779

ADVISORY FEE:

All Average Daily Net Assets.....................    0.60%

PORTFOLIO MANAGERS:

J. SCOTT ALBRECHT, CFA and MARY JO OCHSON, CFA have served as co-managers of this fund since June 15, 2000.

Mr. Albrecht joined Federated in 1989 and has been a senior portfolio manager since 1997. He has served as a vice president of Federated since 1994. He also serves as co-manager of Federated's Municipal Securities Fund, Inc.

Ms. Ochson joined Federated in 1982 and has been a senior portfolio manager and senior vice president since 1996. From 1988 through 1995, Ms. Ochson served as a portfolio manager and vice president of Federated. She also serves as co-manager of Federated's Municipal Securities Fund, Inc.

                          TA IDEX FEDERATED TAX EXEMPT-3

TA IDEX FEDERATED TAX EXEMPT (FORMERLY, IDEX FEDERATED TAX EXEMPT)

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                          CLASS A                                          CLASS B
                       -----------------------------------------------------------------------------------------------
                                    Year or Period Ended                             Year or Period Ended
                                      October 31, (d)                                  October 31, (d)
                       -----------------------------------------------------------------------------------------------
                         2003      2002      2001      2000     1999     2003      2002      2001      2000      1999
                       --------   -------   -------   ------   ------   -------   -------   -------   -------   ------
Net Asset Value,
 Beginning of Period     $11.51    $11.44    $10.91   $10.60   $11.94    $11.51    $11.44    $10.90    $10.59   $11.94
Investment
 Operations:
 Net Investment
   Income (Loss)           0.41      0.38      0.40     0.44     0.44      0.34      0.30      0.34      0.37     0.35
 Net Realized and
   Unrealized Gain
   (Loss)                  0.19      0.14      0.56     0.42    (1.14)     0.17      0.11      0.56      0.42    (1.14)
 Total Operations          0.60      0.52      0.96     0.86    (0.70)     0.51      0.41      0.90      0.79    (0.79)
                       -----------------------------------------------------------------------------------------------
Distributions:
 From Net Investment
   Income                 (0.41)    (0.45)    (0.43)   (0.44)   (0.44)    (0.33)    (0.34)    (0.36)    (0.37)   (0.36)
 From Net Realized
   Gains                      -         -         -    (0.11)   (0.20)        -         -         -     (0.11)   (0.20)
   Total
     Distributions        (0.41)    (0.45)    (0.43)   (0.55)   (0.64)    (0.33)    (0.34)    (0.36)    (0.48)   (0.56)
Net Asset Value, End
 of Period               $11.70    $11.51    $11.44   $10.91   $10.60    $11.69    $11.51    $11.44    $10.90   $10.59
                       ===============================================================================================

Total Return (c)           5.26%     4.26%     8.99%    8.38%   (6.23)%    4.48%     3.63%     8.32%     7.72%   (6.89)%
 Net Assets, End of
   Period (000's)       $18,948   $20,469   $23,190   $16,999  $20,996   $9,897   $12,019    $6,276    $1,728   $1,253
Ratio/Supplemental
 Data:
 Ratio of Expenses to
   Average Net Assets
   (a)
   Net (e)                 1.35%     1.35%     1.35%    1.35%    1.35%     2.00%     2.00%     2.00%     2.00%    2.00%
   Total (f)               1.52%     1.46%     1.48%    1.68%    1.50%     2.17%     2.11%     2.13%     2.33%    2.15%
 Net Investment
   Income (Loss) to
   Average Net Assets
   (a)                     3.53%     3.63%     3.80%    4.14%    3.83%     2.88%     2.98%     3.15%     3.49%    3.18%
 Portfolio Turnover
   Rate (b)                  22%       55%       35%      67%      36%       22%       55%       35%       67%      36%

                            CLASS C(1)                   CLASS C2(2)
                       --------------------------------------------------------
                       Year or Period Ended         Year or Period Ended
                        October 31, (d)(g)           October 31, (d)(g)
                       --------------------------------------------------------
                               2003            2003     2002     2001     2000
                       --------------------   ------   ------   ------   ------
Net Asset Value,
 Beginning of Period          $11.59          $11.51   $11.44   $10.90   $10.59
Investment
 Operations:
 Net Investment
   Income (Loss)                0.33            0.34     0.29     0.65     0.37
 Net Realized and
   Unrealized Gain
   (Loss)                       0.10            0.18     0.12     0.25     0.42
 Total Operations               0.43            0.52     0.41     0.90     0.79
                       --------------------------------------------------------
Distributions:
 From Net Investment
   Income                      (0.33)          (0.33)   (0.34)   (0.36)   (0.37)
 From Net Realized
   Gains                           -               -        -        -    (0.11)
   Total
     Distributions             (0.33)          (0.33)   (0.34)   (0.36)   (0.48)
Net Asset Value, End
 of Period                    $11.69          $11.70   $11.51   $11.44   $10.90
                       ========================================================
Total Return (c)                3.76%           4.57%    3.63%    8.32%    7.72%
 Net Assets, End of
   Period (000's)             $1,621          $4,182   $5,247   $1,636     $195
Ratio/Supplemental
 Data:
 Ratio of Expenses to
   Average Net Assets
   (a)
   Net (e)                      2.00%           2.00%    2.00%    2.00%    2.00%
   Total (f)                    2.17%           2.17%    2.11%    2.13%    2.33%
 Net Investment
   Income (Loss) to
   Average Net Assets
   (a)                          2.88%           2.88%    2.98%    3.15%    3.49%
 Portfolio Turnover
   Rate (b)                       22%             22%      55%      35%      67%

                                         CLASS M
                       -------------------------------------------
                                  Year or Period Ended
                                     October 31, (d)
                       -------------------------------------------
                        2003     2002      2001     2000     1999
                       ------   -------   ------   ------   ------
Net Asset Value,
 Beginning of Period   $11.51    $11.44   $10.91   $10.59   $11.94
Investment
 Operations:
 Net Investment
   Income (Loss)         0.38      0.36     0.40     0.42     0.39
 Net Realized and
   Unrealized Gain
   (Loss)                0.19      0.09     0.53     0.42    (1.14)
 Total Operations        0.57      0.45     0.93     0.84    (0.75)
                       -------------------------------------------
Distributions:
 From Net Investment
   Income               (0.38)    (0.38)   (0.40)   (0.41)   (0.40)
 From Net Realized
   Gains                    -         -        -    (0.11)   (0.20)
   Total
     Distributions      (0.38)    (0.38)   (0.40)   (0.52)   (0.60)
Net Asset Value, End
 of Period             $11.70    $11.51   $11.44   $10.91   $10.59
                       ===========================================
Total Return (c)         5.00%     4.02%    8.73%    8.13%   (6.56)%
 Net Assets, End of
   Period (000's)      $1,869    $2,878   $2,413   $2,014   $2,193
Ratio/Supplemental
 Data:
 Ratio of Expenses to
   Average Net Assets
   (a)
   Net (e)               1.60%     1.60%    1.60%    1.60%    1.60%
   Total (f)             1.77%     1.71%    1.73%    1.93%    1.75%
 Net Investment
   Income (Loss) to
   Average Net Assets
   (a)                   3.28%     3.38%    3.55%    3.89%    3.58%
 Portfolio Turnover
   Rate (b)                22%       55%      35%      67%      36%


(a)  Annualized.
(b) Not annualized for periods of less than one year.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.


(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(g) The inception date for the Fund's offering of Class C2 shares is November 1, 1999 and Class C shares is November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.

(2) Formerly Class C shares, prior to March 1, 2004.

                          TA IDEX FEDERATED TAX EXEMPT-4

TA IDEX TRANSAMERICA MONEY MARKET


(FORMERLY, IDEX TRANSAMERICA MONEY MARKET)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The investment objective of TA IDEX Transamerica Money Market is to seek maximum current income from money market securities consistent with liquidity and preservation of principal.


(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing substantially all of the fund's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

- short-term corporate obligations, including commercial paper, notes and bonds

- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

- obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

- repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

- investing in securities which present minimal credit risk; and

- maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

- INVESTOR PROFILE
Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
This fund is subject to the following principal investment risks:

- INTEREST RATES
The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rate.

The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

- DEFAULT RISK
The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower he return from, and the value of, the security, which will lower the performance of the fund.

- FOREIGN SECURITIES
To the extent the fund invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you the fund's average annual total returns and its long-term performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31/03 (%)

                                 CLASS A SHARES
                               ------------------


                                 7 DAY YIELD(1)


                           (as of December 31, 2003)



       Class A                0.35%



------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 3/31/2003         0.11%
------------------------------------------------------------
  Worst Quarter:                9/30/2003         0.06%
------------------------------------------------------------



(1) The 7 Day Yield for Class B, Class C, Class C2 and Class M was 0.22%.


                       TA IDEX TRANSAMERICA MONEY MARKET-1

TA IDEX TRANSAMERICA MONEY MARKET


(FORMERLY, IDEX TRANSAMERICA MONEY MARKET)
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03*


--------------------------------------------------------------------
                                                          LIFE OF
                                         1 YEAR            FUND**
--------------------------------------------------------------------
  Return before taxes                       %                %
--------------------------------------------------------------------
  Class A                                 0.34%            0.54%
--------------------------------------------------------------------
  Class B                                (4.89)%          (1.97)%
--------------------------------------------------------------------
  Class C (A)                            (1.89)%          (0.75)%
--------------------------------------------------------------------
  Class C2 (A)                            0.11%            0.23%
--------------------------------------------------------------------
  Class M                                (1.89)%          (0.85)%
--------------------------------------------------------------------


*Actual returns may depend on the investor's individual tax situation. **The fund commenced operations in March 2002.

(A)All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


-----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                            CLASS OF SHARES
                                            ---------------
                             A          B          C        C2*         M*
-----------------------------------------------------------------------------
 Maximum sales charge
 (load) imposed on          None       None      None       None      1.00%
 purchases (as a % of
 offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase     None     5.00%(a)   1.00%(b)    None     1.00%(c)
 price or redemption
 proceeds, whichever is
 lower)
-----------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
                                            CLASS OF SHARES
                                            ---------------
                             A          B          C        C2*         M*
-----------------------------------------------------------------------------
 Management fees           0.40%      0.40%      0.40%     0.40%      0.40%
 Distribution and          0.35%      1.00%      1.00%     1.00%      0.90%
 service (12b-1) fees
 Other expenses            0.47%      0.47%      0.47%     0.47%      0.48%
-----------------------------------------------------------------------------
                              -------------------------------------------
 TOTAL ANNUAL FUND         1.22%      1.87%      1.87%     1.87%      1.78%
 OPERATING EXPENSES
 12B-1 FEE WAIVER (D)        -       (0.32)%    (0.44)%   (0.31)%    (0.23)%
 EXPENSE REDUCTION (E)    (0.39)%    (0.39)%    (0.39)%   (0.39)%    (0.40)%
                              -------------------------------------------
 NET OPERATING EXPENSES    0.83%      1.16%      1.04%     1.17%      1.15%
-----------------------------------------------------------------------------



(a) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year). Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th & 6th years).


(b) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to a 2% contingent of deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(c) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(d) In order to maintain a positive yield to shareholders, the Fund has waived a portion of the 12b-1 fees for all classes except Class A.


(e) Contractual arrangement with ATFA through 2/28/05 for expenses that exceed 0.48%, excluding 12b-l fees. ATFA is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.48%.

(e) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/03.


*Effective November 11, 2002, Class C2 and Class M shares were closed to new investors. It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. See the section entitled "Choosing a Share Class - Class C2 Shares."



A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.


EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $ 85       $349      $  633      $1,443
    B*         $618       $819      $1,045      $1,962
     C         $206       $507      $  934      $2,123
    C2         $119       $520      $  946      $2,133
     M         $315       $594      $  997      $2,122
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $ 85       $349      $  633      $1,443
    B*         $118       $519      $  945      $1,962
     C         $106       $507      $  934      $2,123
    C2         $119       $520      $  946      $2,133
     M         $216       $594      $  997      $2,122
---------------------------------------------------------


*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

                       TA IDEX TRANSAMERICA MONEY MARKET-2

TA IDEX TRANSAMERICA MONEY MARKET


(FORMERLY, IDEX TRANSAMERICA MONEY MARKET)
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   AEGON/Transamerica Fund Advisers, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about ATFA, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

ADVISORY FEE:

All Average Daily Net Assets.....................    0.40%

                       TA IDEX TRANSAMERICA MONEY MARKET-3

TA IDEX TRANSAMERICA MONEY MARKET (FORMERLY, IDEX TRANSAMERICA MONEY MARKET)

--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:


The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.


                                            CLASS A                        CLASS B                      CLASS C(1)
                                     ----------------------------------------------------------------------------------
                                      Year or Period Ended           Year or Period Ended          Year or Period Ended
                                       October 31, (c)(f)             October 31, (c)(f)            October 31, (c)(f)
                                     ----------------------------------------------------------------------------------
                                      2003            2002           2003            2002                  2003
                                     -------         ------         -------         ------         --------------------
Net Asset Value, Beginning of
 Period                                $1.00          $1.00           $1.00          $1.00                 $1.00
Investment Operations:
 Net Investment Income (Loss)          0.004          0.008           0.001              -                 0.002
 Net Realized and Unrealized
   Gain (loss)                             -              -               -              -                     -
   Total Operations                    0.004          0.008           0.001              -                 0.002
                                     ----------------------------------------------------------------------------------
Distributions:
 From Net Investment Income           (0.004)        (0.008)         (0.001)             -                (0.002)
 From Net Realized Gains                   -              -               -              -                     -
   Total Distributions                (0.004)        (0.008)         (0.001)             -                (0.002)
Net Asset Value, End of Period         $1.00          $1.00           $1.00          $1.00                 $1.00
                                     ==================================================================================

Total Return (b)                        0.39%          0.56%           0.12%          0.28%                 0.12%
Net Assets, End of Period
 (000's)                             $109,794        $131,949       $54,324         $81,683               $3,542
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (d)                              0.83%          0.83%           1.16%          1.48%                 1.04%
   Total (e)                            1.22%          1.36%           1.55%          2.01%                 1.43%
 Net Investment Income (Loss) to
   Average Net Assets (a)               0.42%          0.93%           0.08%          0.28%                 0.21%

                                       CLASS C2(2)                      CLASS M
                                  ---------------------------------------------------------
                                   Year or Period Ended           Year or Period Ended
                                    October 31, (c)(f)             October 31, (c)(f)
                                  ---------------------------------------------------------
                                   2003            2002           2003            2002
                                  -------         ------         -------         ------
Net Asset Value, Beginning of
 Period                             $1.00          $1.00           $1.00          $1.00
Investment Operations:
 Net Investment Income (Loss)       0.001              -           0.001              -
 Net Realized and Unrealized
   Gain (loss)                          -              -               -              -
   Total Operations                 0.001              -           0.001              -
                                  ---------------------------------------------------------
Distributions:
 From Net Investment Income        (0.001)             -          (0.001)             -
 From Net Realized Gains                -              -               -              -
   Total Distributions             (0.001)             -          (0.001)             -
Net Asset Value, End of Period      $1.00          $1.00           $1.00          $1.00
                                  =========================================================
Total Return (b)                     0.12%          0.28%           0.12%          0.30%
Net Assets, End of Period
 (000's)                          $12,673         $20,139         $4,863         $9,862
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets (a)
   Net (d)                           1.17%          1.48%           1.15%          1.38%
   Total (e)                         1.56%          2.01%           1.55%          1.91%
 Net Investment Income (Loss) to
   Average Net Assets (a)            0.08%          0.28%           0.09%          0.38%


(a)  Annualized.
(b) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(c) Per share information is calculated based on average number of shares outstanding.


(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.


(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.


(f) TA IDEX Transamerica Money Market ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C was November 11, 2002.


(1) Formerly Class L shares, prior to March 1, 2004.


(2) Formerly Class C shares, prior to March 1, 2004.


                       TA IDEX TRANSAMERICA MONEY MARKET-4

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

GENERAL INFORMATION


TA IDEX is run by a Board of Trustees. The assets of each fund are managed by an investment adviser, who in turn selects sub-advisers, who have hired fund managers. All such advisers to the funds are supervised by the Board of Trustees. You can find information about the TA IDEX Trustees and officers in the SAI.



AEGON/TRANSAMERICA FUND ADVISERS, INC. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each fund, and is paid at the rates previously shown in this prospectus.



ATFA is a directly-owned indirect by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies is a 30% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC (TIM) are affiliates of ATFA and TA IDEX.



AFTA or its affiliates may pay, out of its own resources and not out of fund assets, for distributions or administrative services provided by business and other financial intermediaries.



AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) (Order) that permits TA IDEX and its investment adviser, ATFA, subject to certain conditions, and without the approval of shareholders to:


(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

BUYING AND SELLING SHARES

BUYING SHARES

Depending on privileges established on your account, you may buy, sell or exchange shares in several ways. You may do so in writing, by phone request or you may access your account through the internet. You may make payments, or receive payment for your redemptions, via an electronic funds transfer or by check.


PLEASE NOTE: CLASS C2 AND CLASS M SHARES ARE CLOSED TO NEW INVESTORS.


If you are opening a fund account through a registered representative, he or she can assist you with all phases of your investment.


If you are investing through an authorized dealer, the dealer is responsible for opening your account and providing your taxpayer ID number. If you already have a TA IDEX account, you do not need additional documentation.



TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege.



Fill out the New Account Application form which is included in this prospectus. IRAs and other retirement accounts require a different application, which you can request by calling 1-888-233-IDEX (4339) or visiting www.idexfunds.com. You future inconvenience by signing up for any services you think you may later use.



Mail your check (made payable to AEGON/Transamerica Investor Services, Inc.
(ATIS)) to: P.O. Box 9015, Clearwater, FL 33758-9015. Third party checks or checks endorsed to TA IDEX may not be accepted.


Note: On your application, be sure to include your social security number or taxpayer identification number. If you don't, your account may be subject to backup withholding, or be closed.

There are many ways that you can pay for your shares. The minimum initial purchase per fund and per class is $1,000. There is a $50 minimum on additional purchases. Purchases through regular investment plans, like the Automatic Investment Plan, have no minimum to open an account, but you must invest at least $50 monthly per fund.

BY MAIL:

- Send your completed application and check payable to AEGON/Transamerica Investor Services, Inc., P.O. Box 9015, Clearwater, FL 33758-9015. For Overnight Delivery: 570 Carillon Parkway, St. Petersburg, FL 33716.

THROUGH AN AUTHORIZED DEALER:


- The dealer is responsible for opening your account and providing TA IDEX with your Taxpayer ID Number. The minimum order from an authorized dealer is $1,000 for all funds.


BY AUTOMATIC INVESTMENT PLAN:


- Send your completed application, along with a check for your initial investment (if any), payable to AEGON/Transamerica Investor Services, Inc. ("ATIS"), P.O. Box 9015, Clearwater, FL 33758-9015.


TO ADD TO YOUR EXISTING ACCOUNT ONCE YOUR ACCOUNT HAS BEEN OPENED:

BY CHECK:

- Make your check payable to AEGON/Transamerica Investor Services, Inc. and mail it to: P.O. Box 9015, Clearwater, FL 33758-9015.

                            SHAREHOLDER INFORMATION-1

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


- For overnight delivery: 570 Carillon Parkway, St. Petersburg, FL 33716. Third party checks, or checks endorsed to TA IDEX, may not be accepted.


- If you are opening a new account, send your completed application along with your check.

- All checks must be made payable to AEGON/Transamerica Investor Services, Inc.


- TA IDEX will not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier checks may be accepted, subject to approval by ATIS.


BY AUTOMATIC INVESTMENT PLAN:


- With an Automatic Investment Plan (AIP), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Call or write TA IDEX Customer Service to establish an AIP.


BY TELEPHONE:


- The electronic funds transfer privilege must be established in advance, when you open your account, or by adding this feature to your existing account. Select "Electronic Bank Link" on the Application or write to TA IDEX. Funds can then be transferred electronically from your bank to TA IDEX. Call Transamerica IDEX Customer Service to invest by phone, either through our automated TA IDEX InTouch(SM) system (1-888-233-IDEX (4339)), or by speaking directly with your representative. Your bank may require a 10-day pre-note. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.


THROUGH AUTHORIZED DEALERS:


- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. The dealer's bank may charge you for a wire transfer. (TA IDEX currently does not charge for this service.) TA IDEX must receive your payment within three business days after your order is accepted.


BY THE INTERNET:


- You may request a transfer of funds from your bank account to TA IDEX. Visit our website at www.idexfunds.com. Payment will be transferred from your bank account electronically. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request. Please contact TA IDEX at www.idexfunds.com.


BY PAYROLL DEDUCTION:


- You may have money transferred regularly from your payroll to your TA IDEX account. Please instruct your employer's payroll department to do so. Call Transamerica IDEX Customer Service (1-888-233-IDEX (4339)) to establish this deduction.


BY WIRE TRANSFER:


- Request that your bank wire funds to TA IDEX. You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Tampa, FL, ABA# 063100277, Credit: AEGON/ Transamerica Investor Services Acct # 3601194554, Ref: Shareholder name, TA IDEX fund and account numbers.


SELLING SHARES

TO RECEIVE PAYMENT AND REQUEST YOUR REDEMPTION BY:

DIRECT DEPOSIT - ACH (ONLY FOR ACCOUNTS THAT ARE NOT QUALIFIED RETIREMENT
PLANS):


- Call Transamerica IDEX Customer Service (1-888-233- IDEX (4339)) to verify that this feature is in place on your account. Maximum amount per day is the lesser of your balance or $50,000. Request an "ACH redemption" in writing, by phone (automated TA IDEX InTouch(SM) system (1-888-233-IDEX (4339)) or person-to-person), or by internet access to your account. Payment should usually be received by your bank account 3-5 banking days after your request. TA IDEX does not charge for this payment option. Certain IRAs and Qualified Plans may not be eligible for ACH redemptions.


DIRECT DEPOSIT (ELECTRONIC FUNDS TRANSFER-FEDERAL FUNDS BANK WIRE):


- Call Transamerica IDEX Customer Service (1-888-233-IDEX (4339)) to be sure this feature is in place on your account. Maximum amount per day is the lesser of your available balance or $50,000 (with a minimum of $1,000). Request an "Expedited Wire Redemption" in writing, or by phone (person-to-person request). Payment should be received by your bank account the next banking day after your request. TA IDEX charges $10 for this service. Your bank may charge a fee as well.


CHECK TO THE ADDRESS OF RECORD:


- WRITTEN REQUEST: Send a letter requesting a withdrawal to TA IDEX and include any share certificates you may have. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: AEGON/ Transamerica Investor Services, Inc., P.O. Box 9015, Clearwater, FL 33758-9015. Attention: Redemptions. Be sure to include all account owners, signatures and any additional documents, as well as an original Medallion signature guarantee(s) if required (see "Selling Shares").



- TELEPHONE OR INTERNET REQUEST: If your request is not required to be in writing (see "How To Sell Shares"), you may call Transamerica IDEX Customer Service (1-888-233-IDEX (4339)) and make your request using the automated TA IDEX InTouch(SM) system (1-888-233-IDEX (4339)), by person-to-person, or by accessing your account on the internet. Maximum amount per day is the lesser of your available balance or $50,000.


If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be assessed; for Saturday delivery, a $30 overnight fee will be assessed.


For your protection, if an address change was made in the last 10 days, TA IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.


CHECK TO ANOTHER PARTY/ADDRESS:

- This request must be in writing, regardless of amount, with all account owners' signatures guaranteed. Mail to: AEGON/ Transamerica Investor Services, Inc., P.O. Box 9015, Clearwater, FL 33758-9015. Attention: Redemptions.

                            SHAREHOLDER INFORMATION-2

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PERIODIC AUTOMATIC PAYMENT (BY DIRECT DEPOSIT - ACH OR CHECK):


- You can establish a Systematic Withdrawal Plan (SWP) either at the time you open your account or at a later date. Call Transamerica IDEX Customer Service (1-888-233-IDEX (4339)) for assistance.


BY EXCHANGE:


- You may request an exchange in writing, by phone (automated TA IDEX InTouch(SM) system (1-888-233-IDEX (4339)) or person-to-person), or by accessing your account through the internet.


THROUGH AN AUTHORIZED DEALER:


- You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call Transamerica IDEX Customer Service (1-888-233-IDEX (4339)) for assistance.



  The Securities and Exchange Commission (SEC) is taking an active interest in money laundering because money laundering presents a serious risk to the soundness of financial markets, opens financial service firms to criminal liability, and can ruin the reputation of implicated firms. TA IDEX will not accept money orders, traveler's checks, credit card convenience checks or cash. Cashiers checks may be accepted, subject to approval by ATIS.


Your request to sell your shares and receive payment may be subject to:

- the privileges or features established on your account such as a systematic withdrawal plan (SWP) or telephone transactions

- the type of account you have, and if there is more than one owner


- the dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original Medallion signature guarantee


- a written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee your signature. Notarization is not an acceptable substitute.

There are several ways to request redemption of your shares:

- in writing (by mail or fax)

- by internet access to your account(s) at www.idexfunds.com.


- by telephone request using our touch-tone automated system, TA IDEX InTouch(SM), or by a person-to-person verbal request



The proceeds of your redemption may be paid by check, or by direct deposit to your bank account subject to any restrictions that may be applicable. Purchases will be held at TA IDEX for 15 calendar days for funds to clear before they are eligible for redemption. Certain exceptions may apply.



As email communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail, or through the secure "Shareholder Login" link on our website.


Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.


CHECKWRITING SERVICE. (For Class A and Class C2 shares of TA IDEX Transamerica Money Market only). If you would to use the checkwriting service, mark the appropriate box on the application or authorization form. The fund will send you checks when it receives these properly completed documents. Checks must be written for at least $250 and investments made by check or ACH must have been in your account for at least 15 days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for "insufficient funds" and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account's value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. If you request that a checkbook be delivered overnight, you will incur a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the TA IDEX application or authorization form. Each signatory guarantees the genuineness of the other signatures.



The use of checks is subject to the rules of the TA IDEX designated bank for its checkwriting service. TA IDEX has chosen UMB Bank n.a. as its designated bank for this service. UMB Bank n.a., or its bank affiliate (the Bank), is appointed agent by the person(s) signing the TA IDEX application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to TA IDEX as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.



This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the State of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or TA IDEX has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.



The checkwriting service is not available for tax-qualified retirement plans or Class B, Class C or Class M shares of TA IDEX Transamerica Money Market.


EXCHANGING SHARES

You can exchange $1,000 or more of one fund for shares in the same class of another fund. Any CDSC will be calculated from the date you bought your original shares. This means your new shares will be the same age as your old shares, so your sales

                            SHAREHOLDER INFORMATION-3

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


charge will not increase because of the exchange. The minimum exchange to a new account is $1,000 unless an automatic investment plan is established on the new account. If exchanging from an existing account into a new account with an automatic investment plan established, the minimum exchange will be $500. Lastly, if you want to exchange between existing accounts, the required minimum will be $50.


Prior to making exchanges into a fund that you do not own, read this prospectus carefully. You can request share exchanges over the telephone unless you have declined the privilege on your application. You can also exchange shares of the same class automatically at regular intervals, from one fund to another.

SPECIAL SITUATIONS FOR EXCHANGING SHARES


- Class T shares may be exchanged for only Class A shares of any TA IDEX fund, other than TA IDEX Janus Growth. Class A shares of all TA IDEX funds are subject to distribution and service (12b-1) fees.



- You may not exchange other classes of shares of the TA IDEX funds for Class T shares.



- TA IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.



TA IDEX reserves the right to deny any request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.


MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs.


THE TA IDEX BOARD OF TRUSTEES HAVE APPROVED POLICIES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.


While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

FEATURES AND POLICIES

MINIMUM PURCHASES

- Initial Investment Per Fund and Per Class: $1,000

- Subsequent Purchases: $50


If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $15 per account that has been returned.



TA IDEX reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.


PRICING OF SHARES

Each fund's price (NAV) is calculated on each day the New York Stock Exchange
(NYSE) is open for business.

The NAV of fund shares is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The NAV of each class is calculated by dividing its assets less liabilities by the number of its shares outstanding.


If TA IDEX receives your request in good order by regular closing time of the NYSE (usually 4 p.m. New York time), you will pay or receive that day's NAV plus any applicable sales charges. If later, it will be priced based on the next day's NAV. Share prices may change when a fund holds shares in companies traded on foreign exchanges that are open on days the NYSE is closed.


In determining NAV, each fund's portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith under the supervision of the Board of Trustees. More information about this topic may be found in the funds' SAI.


MINIMUM ACCOUNT BALANCE



Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, TA IDEX reserves the right to close such accounts. However, TA IDEX will provide a 60-day notification to you prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed to accounts with low balances:



No fees will be charged on:



- accounts opened within the preceding 24 months



- accounts with an active monthly Automatic Investment Plan ($50 minimum per fund)



- accounts owned by an individual which, when combined by social security number, have a balance of $5,000 or more



- accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more



- UTMA/UGMA accounts



- Fiduciary accounts


                            SHAREHOLDER INFORMATION-4

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


- B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)



-------------------------------------------------------------
ACCOUNT BALANCE               FEE ASSESSMENT
-------------------------------------------------------------
 If your balance is below     $25 fee assessed every
 $1,000                       year, until balance reaches
                              $1,000
-------------------------------------------------------------


TELEPHONE TRANSACTIONS


TA IDEX and ATIS are not liable for complying with telephone instructions that are deemed by them to be genuine. TA IDEX and ATIS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where TA IDEX or ATIS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. TA IDEX has the right to modify the telephone redemption privilege at any time.



Telephone redemption with payment by check is not allowed within 10 days of a change of registration/address. Call Transamerica IDEX Customer Service (1-888-233-IDEX (4339)) or see the SAI for details. You may redeem up to $50,000 worth of shares by phone and get your money by direct deposit to a pre-authorized bank account. No fee is charged.


PROFESSIONAL FEES


Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by TA IDEX. Your financial professional will answer any questions that you may have regarding such fees.


REDEMPTIONS PAID BY BANK WIRE


In most cases, TA IDEX can send your redemption proceeds via a federal funds bank wire. TA IDEX charges a $10 fee for this service, in addition to any fee your bank may charge. For more details, call TA IDEX Customer Service (1-888-233-IDEX (4339)) or see the SAI.



EMPLOYER'S SPONSORED ACCOUNTS



If you participate in an employer sponsored plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify TA IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation received from your employer will be used to properly allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)


REINVESTMENT PRIVILEGE


Within a 90-day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any CDSC you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. Send your written request to TA IDEX along with your check for your reinvestment privileges.


STATEMENTS AND REPORTS


TA IDEX will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify TA IDEX in writing of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.


Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

A Historical Statement may be ordered for transactions of prior years.

SHARE CERTIFICATES


TA IDEX does not issue share certificates. If you are redeeming or exchanging shares represented by certificates previously issued by TA IDEX, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered mail, but do not endorse them.


CHOOSING A SHARE CLASS


TA IDEX offers five share classes, each with its own sales charge and expense structure. (An additional class, Class T, is offered through TA IDEX Janus Growth, but Class T shares are not available to new investors.) Effective November 11, 2002, Class C2 and Class M shares were closed to new investors.


The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.


If you are investing a large amount and plan to hold your shares for a long period, Class A or Class C shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares, (if you plan to invest for a period of at least 5 years) or Class C shares (if you plan to invest for a period of less than 5 years).



TA IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.



CLASS A SHARES - FRONT LOAD



With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) NOTE: You do not pay an initial sales charge on Class A TA IDEX Transamerica Money Market purchases. There are 12b-1 distribution and service fees of up to 0.35% per year.



If you are investing $1 million or more (either as a lump sum or through any of the methods in this prospectus), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% CDSC, unless they were purchased through a 401k plan. Other substantial investments may enable you to


                            SHAREHOLDER INFORMATION-5

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


purchase Class A shares at a reduced sales charge. See the section entitled "Waivers and/or Reduction of Charges" in this prospectus.



Also, for 401k plans only, TA IDEX will treat Class A share purchases in an amount of less than $1 million that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount in excess of $1 million.


CLASS B SHARES - BACK LOAD


With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for five years or less, as described in the table below. Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th and 6th years).


Class B shares automatically convert to Class A shares after eight years, lowering annual expenses from that time on.

               CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

                                          AS A % OF DOLLAR
                                          AMOUNT (SUBJECT
YEAR AFTER PURCHASING                        TO CHANGE)
-----------------------------------------------------------
  First                                          5%
  Second                                         4%
  Third                                          3%
  Fourth                                         2%
  Fifth                                          1%
  Sixth and Later                                0%


Generally, effective March 1, 2004, the funds recommend that you do not make any additional purchases in Class B shares when you already hold more than $100,000 of Class B shares of the funds. The funds reserve the right to reject any request to purchase Class B shares of the funds if, as a consequence of such investment, you will hold more than $100,000 of Class B shares of the funds. While the funds generally reject any requests to purchase shares beyond that threshold, the funds cannot always recognize or detect such requests. In addition, when you make a request to purchase Class B shares directly with ATIS or through a broker/dealer or other financial intermediary, you may be asked to provide additional information about other Class B shares that you hold in the funds.



CLASS C SHARES - LEVEL LOAD



With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Purchases prior to March 1, 2004 will be subject to the prior CDSC fee structure which was a 2% CDSC if shares are redeemed during the first 12 months, and a 1% CDSC if redeemed during the second 12 months. Prior to March 1, 2004, Class C shares were named Class L shares.



CLASS C2 SHARES - LEVEL LOAD



(Closed to new investors)



Effective March 1, 2004, shares previously designated as Class C shares were renamed Class C2 shares.



With Class C2 shares, you pay no initial sales charge or CDSC. There are 12b-1 distribution and service fees of up to 1.00% per year. There is no conversion to Class A shares; expenses do not decrease.



It is contemplated that effective upon the close of business on or about June 1, 2004, Class C2 shares will be converted into Class C shares. Upon such conversion, holders of Class C2 shares will own Class C shares having an aggregate value equal to the aggregate value of Class C2 shares held as of the close of business of the day of such conversion (i.e., on or about June 1, 2004). Accounts of holders of Class C2 shares converted into Class C shares will not pay any CDSC otherwise payable on Class C shares on the Class C2 shares converted into Class C shares or on future investments in Class C shares made through such accounts. The conversion is not anticipated to be a taxable event for shareholders.


CLASS M SHARES - LEVEL LOAD

(Closed to new investors)

Class M shares are sold in amounts up to $1 million. With Class M shares, you pay an initial sales charge of 1.00% based on offering price. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of 0.90% per year. If you redeem within 18 months from the date of purchase, you will incur a CDSC of 1.00%. The sales charge and CDSC only apply to shares purchased after February 28, 1999.

Class M shares purchased on or after November 1, 1999 automatically convert to Class A shares after 10 years, lowering annual expenses from that time on.


CLASS T SHARES (TA IDEX JANUS GROWTH ONLY)


(Closed to new investors)


When you buy Class T shares of TA IDEX Janus Growth, you pay an initial sales charge (the offering price includes the sales charge). You can reduce the sales charge percentage in the same four ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.


You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on net asset value above the initial purchase.

Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

CONTINGENT DEFERRED SALES CHARGE


Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. TA IDEX will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the

                            SHAREHOLDER INFORMATION-6

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

charge will assessed on their current, lower value. In some cases, the sales charge may be waived.

WAIVERS AND/OR REDUCTIONS OF CHARGES

CLASS A SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in four ways:


- Substantial investments receive lower sale charge rates.



- The "rights of accumulation" allows you, your spouse and minor children to include existing Class A shares (or Class T shares of TA IDEX Janus Growth) as part of your current investments for sales charge purposes. Certain qualified groups are also eligible for rights of accumulation.


- A "letter of intent" allows you to count all Class A share investments in an TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges.


- By investing as part of a qualified group.


-------------------------------------------------------------
CLASS A SHARE QUANTITY DISCOUNTS
(ALL FUNDS EXCEPT TA IDEX TRANSAMERICA FLEXIBLE INCOME,
TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND,
TA IDEX PIMCO TOTAL RETURN,
TA IDEX PIMCO REAL RETURN TIPS,
TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES,
TA IDEX FEDERATED TAX EXEMPT AND
TA IDEX TRANSAMERICA MONEY MARKET)
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $50,000                        5.50%       5.82%
  $50,000 to under $100,000            4.75%       4.99%
  $100,000 to under $250,000           3.50%       3.63%
  $250,000 to under $500,000           2.75%       2.83%
  $500,000 to under $1,000,000         2.00%       2.04%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------



-------------------------------------------------------------
CLASS A SHARE QUANTITY DISCOUNTS
(TA IDEX TRANSAMERICA FLEXIBLE INCOME,
TA IDEX TRANSAMERICA
CONVERTIBLE SECURITIES, TA IDEX PIMCO
TOTAL RETURN, TA IDEX PIMCO REAL RETURN TIPS,
TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD
BOND AND TA IDEX FEDERATED TAX EXEMPT)
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $50,000                        4.75%       4.99%
  $50,000 to under $100,000            4.00%       4.17%
  $100,000 to under $250,000           3.50%       3.63%
  $250,000 to under $500,000           2.25%       2.30%
  $500,000 to under $1,000,000         1.25%       1.27%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------



-------------------------------------------------------------
CLASS T SHARE QUANTITY DISCOUNTS
(TA IDEX JANUS GROWTH)
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $10,000                        8.50%       9.29%
  $10,000 to under $25,000             7.75%       8.40%
  $25,000 to under $50,000             6.25%       6.67%
  $50,000 to under $75,000             5.75%       6.10%
  $75,000 to under $100,000            5.00%       5.26%
  $100,000 to under $250,000           4.25%       4.44%
  $250,000 to under $500,000           3.00%       3.09%
  $500,000 to under $1,000,000         1.25%       1.27%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------



*The funds' distributor, AFSG Securities Corporation ("AFSG"), must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from TA IDEX, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the funds that the purchaser has, directly with TA IDEX, or through other accounts with dealers or financial intermediaries.


WAIVERS OF SALES CHARGES

WAIVER OF CLASS A AND T INITIAL SALES CHARGES

Class A and Class T shares may be purchased without a sales charge by:


- Current or former TA IDEX trustees, directors, officers, full-time employees or sales representatives (including immediate family members of the foregoing) of TA IDEX, ATFA, any of the sub-advisers, any of their affiliates or family members thereof.



- Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.


- Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.


- "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with TA IDEX or AFSG.


Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.


WAIVER OF CLASS A, CLASS B, CLASS C, CLASS M, AND CLASS T CONTINGENT DEFERRED SALES CHARGES


You will not be assessed a sales charge for shares if you sell in the following situations

- Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account.

                            SHAREHOLDER INFORMATION-7

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


- Following the total disability of the shareholder (as determined by the Social Security Administration - applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of death or disability before it determines to waive the CDSC fee.



- On redemptions made under TA IDEX's systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption.


- If you redeem your shares and reinvest the proceeds in same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

DISTRIBUTION OF SHARES

DISTRIBUTION PLANS


TA IDEX has adopted a 12b-1 Plan for each class of shares in each fund in the series. (See the asset allocation funds for special 12b-1 fees for those funds.)


DISTRIBUTION OF CLASS A SHARES. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the funds may pay AFSG a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares.

However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS B SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.


DISTRIBUTION OF CLASS C SHARES. For these shares, the funds may pay AFSG an annual distribution of up to 1.00%, which includes an annual service fee of 0.25%.



DISTRIBUTION OF CLASS C2 SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%. Class C2 shares are closed to new shareholders.



DISTRIBUTION OF CLASS M SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 0.90%, which includes an annual service fee of 0.25%. Class M shares are closed to new shareholders.



CLASS T SHARES (TA IDEX JANUS GROWTH ONLY). This class of shares does not have a 12b-1 Plan of Distribution, and is closed to new shareholders.



THE EFFECT OF RULE 12B-1. Because the funds have 12b-1 Plans, even though Class B, C and C2 shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and M shares. In general, because 12b-1 plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the funds' 12b-1 Plans, see the SAI.


UNDERWRITING AGREEMENT


TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of ATFA and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds pay AFSG, or its agent, fees for its services. Of the distribution and service fees it receives for Class A and B shares, AFSG, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C, C2 or M shares, AFSG or its agent reallows its entire fee to those brokers or dealers.


DISTRIBUTIONS AND TAXES


TAXES ON DISTRIBUTIONS IN GENERAL



Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. (See below for special rules applicable to particular funds.) If a fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.



You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.



Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:



- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.



- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.



- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.



- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from funds


                            SHAREHOLDER INFORMATION-8

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


  that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate.



Each Fund will send you a tax report each year summarizing the amount of and the tax aspects of your distributions.



DISTRIBUTIONS FROM TA IDEX FEDERATED TAX EXEMPT



TA IDEX Federated Tax Exempt expects to distribute primarily exempt-interest dividends. These dividends will be exempt income for federal income tax purposes, whether reinvested or received in cash. However, dividends from the fund may not be entirely tax-exempt and any distributions by the fund of net long-term capital gains will generally be taxable to you as long-term capital gains. Distributions from the fund may be subject to state and local taxes.



Your annual statement will provide you with information about the exempt-interest dividends you have received. You must disclose this information on your federal tax return. The statement will also report the amount that relates to private activity bonds which could be subject to the alternative minimum tax (AMT). If you are subject to the AMT, please consult your tax advisor regarding the implications of holding shares in TA IDEX Federated Tax Exempt. If you receive Social Security or railroad retirement benefits, please consult your tax advisor and be aware that exempt-interest dividends will be considered for the purpose of determining to what extent your benefits will be taxed. Interest on indebtedness incurred by you to purchase or carry shares of TA IDEX Federated Tax Exempt generally will not be deductible for federal income tax purposes.



TAXES ON THE SALE OR EXCHANGE OF SHARES



If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.



Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming that is the case during the period when you own shares of TA IDEX Transamerica Money Market, then you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of this fund.



If you receive an exempt-interest dividend on shares that you held for six months or less, any loss on the sale, redemption, or exchange of the shares will be disallowed to the extent of such exempt-interest dividend amount.



WITHHOLDING TAXES



As with all mutual funds, a fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



UNCASHED CHECKS ISSUED ON YOUR ACCOUNT


If any check we issue related to your account is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your open account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from CASH to REINVEST. Interest does not accrue on amounts represented by uncashed checks.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the CASH BY CHECK dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued, though the account option for future distributions will remain unchanged, subject to the preceding paragraph.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, your financial professional should determine whether fund shares may be sold in your jurisdiction. Shareholders that are not U.S. persons under the Internal Revenue Code are subject to different tax rules. Dividends, capital gains and redemptions may be subject to non-resident alien withholding.

Additionally, a valid IRS W-8 form is required if you are not a U.S. citizen or resident alien. Documentary evidence may also be required if a U.S. address is indicated or if your permanent address is not the same as your mailing address. Please see the instructions on one of the new series of IRS W-8 forms.

OTHER TAX INFORMATION


This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from TA IDEX. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in TA IDEX.



TA IDEX PIMCO REAL RETURN TIPS


Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which

                            SHAREHOLDER INFORMATION-9

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to inflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. This means that taxes must be paid on principal adjustments and interest even though these amounts are not received until the bond matures.


This section applies only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income.


INVESTMENT POLICY CHANGES


TA IDEX Transamerica Equity, TA IDEX Jennison Equity Opportunity, TA IDEX PBHG Mid Cap Growth, TA IDEX T. Rowe Price Small Cap, TA IDEX Great Companies - Technology(SM), TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Transamerica Convertible Securities, and TA IDEX Federated Tax Exempt, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.



NOTE: Unless expressly designated as fundamental, all policies and procedures of the funds may be changed by TA IDEX's Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX and each of the funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.


                            SHAREHOLDER INFORMATION-10

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

HOW TO USE THIS SECTION

In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION



The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.


All of the funds (except TA IDEX Salomon All Cap, TA IDEX Great
Companies - America(TM), TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS and TA IDEX Great Companies - Technology(TM)) qualify as diversified funds under the 1940 Act. The diversified funds are subject to the following diversification requirements (which are set forth in full in the SAI):


- As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.

- As a fundamental policy with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets.


TA IDEX Salomon All Cap, TA IDEX Great Companies - America(SM), TA IDEX Great Companies - Technology(SM), TA IDEX Clarion Real Estate Securities, TA IDEX PIMCO Real Return TIPS and TA IDEX T. Rowe Price Health Sciences each reserves the right to become a diversified investment company (as defined by the 1940
Act).


CONCENTRATION



Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies.


INVESTING IN COMMON STOCKS


Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.


INVESTING IN PREFERRED STOCKS



Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)



INVESTING IN "CONVERTIBLES," PREFERRED STOCKS, AND BONDS


Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price inversely to interest rates as the common stock does, adding to their market risk.

VOLATILITY



The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.


INVESTING IN BONDS


Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the

                                   APPENDIX A-1

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

- LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.


INVESTING IN FOREIGN SECURITIES


Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

- CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

- CURRENCY TRADING COSTS. Some funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund incurs costs when it converts other currencies into dollars, and vice-versa.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.


INVESTING IN FUTURES, OPTIONS AND DERIVATIVES


Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary

                                   APPENDIX A-2

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include:

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed.

The value of a commodity-linked derivative investment generally is based upon the price movements of pa physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or asses at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investment than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal that it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

  Other risks in using derivatives include the risk of mis-pricing or improper valuation or derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of

                                   APPENDIX A-3

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.


INVESTING IN STOCK INDEX FUTURES


Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- inaccurate market predictions;

- imperfect correlation;
- illiquidity;

- tax consequences;

- potential unlimited loss; and

- volatile net asset value due to substantial fluctuations in the value of these futures.


INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS


A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.


INVESTING IN FIXED INCOME INSTRUMENTS (PIMCO)



Consistent with each fund's investment policies, each fund invests in "Fixed Income Instruments," which as used in the relative fund's prospectus includes:



- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");



- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;



- mortgage-backed and other asset-backed securities;



- inflation-indexed bonds issued both by governments and corporations;



- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;



- delayed funding loans and revolving credit facilities;



- bank certificates of deposit, fixed time deposits and bankers' acceptances;



- repurchase agreements and reverse repurchase agreements;



- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;



- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and



- obligations of international agencies or supranational entities.



Each fund may invest in derivatives based on Fixed Income Instruments.



ZERO COUPON SECURITIES


Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payment).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.


GENERAL OBLIGATION BONDS


General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.


SPECIAL REVENUE BONDS


Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Investors in these bonds are exposed to the credit standing of the municipality. If the municipality defaults on the bonds, there may be a loss on the investment.


PRIVATE ACTIVITY BONDS


Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore any default on the loan normally would result in a default on the bonds.
                                   APPENDIX A-4

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------


The interest on many types of private activity bonds is subject to Alternate Minimum Tax (AMT). TA IDEX Federated Tax Exempt may invest in bonds subject to AMT.



TAX INCREMENT FINANCING BONDS


Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.


VARIABLE RATE DEMAND INSTRUMENTS


Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.


CREDIT ENHANCEMENT


Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.


INVESTING IN TAX-EXEMPT SECURITIES


Some municipal obligations pay interest that, while tax-exempt, may be considered a "preference item" for determining the federal alternative minimum tax. This may result in your paying more tax than you would have otherwise. Also, Congress periodically threatens to limit or do away with the tax exemption on municipal obligations. If that happened, it could substantially reduce the value of your fund's assets.


INVESTING IN SPECIAL SITUATIONS


Each fund may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

- a new product or process;

- a management change;

- a technological breakthrough;

- an extraordinary corporate event; or

- a temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.


INTRINSIC VALUE (FUNDS MANAGED BY GREAT COMPANIES)


Great Companies looks at the trading price of the stock and compares it to its Intrinsic Value calculation. If a stock appears to be significantly overvalued in the market, Great Companies does not invest in the stock or, if the fund has already invested in the company, may reduce its position in the stock. When the stock share price is below the Intrinsic Value calculation, Great Companies will normally invest in the company or, if the fund has already invested in the company, attempt to buy more shares.


TAX-EFFICIENT MANAGEMENT



Certain managers strive to manage each fund in a tax-efficient manner. Each relevant fund seeks to minimize capital gains distributions through its investment strategy. To do so, managers generally seek to follow the following strategies:


(1) Whenever the manager intends to make a sale, the manager will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss than can be taken in another stock where the sale also makes economic sense.

(2) When taxable dividends and interest accumulates, the managers looks for short term losses to take to offset the income. In either case, the manager tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

There is no guarantee an attempt to manage a fund portfolio in a tax-efficient manner will be successful.


PORTFOLIO TURNOVER


A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds, although certain tax rules may restrict a fund's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.


INVESTMENT STRATEGIES


A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the funds' Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

                                   APPENDIX A-5

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------


GROWTH INVESTING


Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.


ASSET ALLOCATION FUNDS


The performance of the asset allocation funds is dependent largely upon the performance of the underlying funds in which they invest. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject, indirectly, to all of the risks associated with its underlying funds.

In addition, each asset allocation fund bears its pro rata share of the underlying funds' expenses, and is subject to the effects of business and regulatory developments that affect the underlying funds, and the investment company industry generally.


VARIOUS INVESTMENT TECHNIQUES


Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage. Use of such strategies may result in a fund manager's failure to achieve the fund's goals. Also, limiting losses in this manner may cap possible gains.


RESERVE INVESTMENT FUNDS



TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Health Sciences and TA IDEX T. Rowe Price Tax-Efficient Growth may invest in money market instruments directly or indirectly through investment in an internally managed money market fund, the T. Rowe Price Reserve Investment Funds, Inc. (Reserve Fund). The T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, each a series of the Reserve Fund, are advised by T. Rowe Price and charge no advisory fees to the investment manager, but other fees may be incurred which may result in a duplication of fees. Further information is included in the SAI.


IPOS



Initial public offerings (IPOs) are subject to specific risks which include, among others:

- high volatility;

- no track record for consideration;

- securities are less liquid; and

- earnings are less predictable.


TEMPORARY DEFENSIVE STRATEGIES


For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.


INTERNET OR SECTOR RISK


Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such funds' shares may fluctuate more than shares of a fund investing in a broader range of industries.


SHORT SALES


A fund may sell securities "short against the box." A short sale is the sale of a security that the fund does not own. A short sale is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.


INVESTMENT STYLE RISK


Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The fund may outperform or underperform other funds that employ a different investment style. The fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

                                   APPENDIX A-6

APPENDIX B

BOND RATINGS
--------------------------------------------------------------------------------

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                     BOND RATING                           EXPLANATION
                                     -----------                           -----------
STANDARD & POOR'S CORPORATION         AAA          Highest rating; extremely strong capacity to pay principal and interest.
                                      AA           High quality; very strong capacity to pay principal and
                                                   interest.
                                      A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                      BBB          Adequate capacity to pay principal and interest; normally
                                                   exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                      BB,B,        Predominantly speculative with respect to the issuer's
                                      CCC,CC,C     capacity to meet required interest and principal payments.
                                                   BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                                   outweighed by large uncertainties or major risk exposure to adverse conditions.
                                      D            In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.       Aaa          Highest quality, smallest degree of investment risk.
                                      Aa           High quality; together with Aaa bonds, they compose the
                                                   high-grade bond group.
                                      A            Upper-medium grade obligations; many favorable investment
                                                   attributes.
                                      Baa          Medium-grade obligations; neither highly protected nor
                                                   poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                      Ba           More uncertain, with speculative elements. Protection of
                                                   interest and principal payments not well safeguarded during good and bad times.
                                      B            Lack characteristics of desirable investment; potentially
                                                   low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                      Caa          Poor standing, may be in default; elements of danger with
                                                   respect to principal or interest payments.
                                      Ca           Speculative in a high degree; could be in default or have
                                                   other marked shortcomings.
                                      C            Lowest rated; extremely poor prospects of ever attaining
                                                   investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX B-1

                     Visit our website at www.idexfunds.com
  Transamerica IDEX Mutual Funds - P.O. Box 9015 - Clearwater, FL - 33758-9015
   Investor Services 1-888-233-4339 - Investment Professionals 1-800-851-7555
                    Distributor: AFSG Securities Corporation

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2004, and in the TA IDEX Annual and Semi-Annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplicate fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the Annual and Semi-Annual reports, without charge, or to make other inquiries about these funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address at the top of this page. More information and reports about the funds can be viewed online or download from: www.idexfunds.com. In the TA IDEX Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TA IDEX's Investment Company Act file number is: 811-04556

ISF00002-0304

TRANSAMERICA IDEX MUTUAL FUNDS LOGO

         Both the principal value and returns of investments will fluctuate over time, so an investor's shares, when redeemed, may be worth more or less than their original cost.

                         TRANSAMERICA IDEX MUTUAL FUNDS

                          (FORMERLY IDEX MUTUAL FUNDS)

        TA IDEX ALGER AGGRESSIVE GROWTH                        TA IDEX PIMCO TOTAL RETURN
    TA IDEX AMERICAN CENTURY INTERNATIONAL                       TA IDEX SALOMON ALL CAP
    TA IDEX AMERICAN CENTURY LARGE COMPANY                   TA IDEX SALOMON INVESTORS VALUE
VALUE (FORMERLY IDEX AMERICAN CENTURY INCOME &            TA IDEX T. ROWE PRICE HEALTH SCIENCES
                    GROWTH)                                  TA IDEX T. ROWE PRICE SMALL CAP
    TA IDEX ASSET ALLOCATION - CONSERVATIVE                TA IDEX T. ROWE PRICE TAX-EFFICIENT
                  PORTFOLIO                                              GROWTH
       TA IDEX ASSET ALLOCATION - GROWTH                    TA IDEX TEMPLETON GREAT COMPANIES
                  PORTFOLIO                                              GLOBAL
      TA IDEX ASSET ALLOCATION - MODERATE                TA IDEX TRANSAMERICA CONSERVATIVE HIGH-
               GROWTH PORTFOLIO                                        YIELD BOND
      TA IDEX ASSET ALLOCATION - MODERATE                   TA IDEX TRANSAMERICA CONVERTIBLE
                  PORTFOLIO                                            SECURITIES
    TA IDEX CLARION REAL ESTATE SECURITIES                     TA IDEX TRANSAMERICA EQUITY
         TA IDEX FEDERATED TAX EXEMPT                     TA IDEX TRANSAMERICA FLEXIBLE INCOME
     TA IDEX GREAT COMPANIES - AMERICA(SM)                (FORMERLY IDEX JANUS FLEXIBLE INCOME)
   TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)                    TA IDEX TRANSAMERICA GROWTH
            TA IDEX JANUS BALANCED                                    OPPORTUNITIES
             TA IDEX JANUS GLOBAL                           TA IDEX TRANSAMERICA MONEY MARKET
             TA IDEX JANUS GROWTH                       TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
         TA IDEX JANUS GROWTH & INCOME                  (FORMERLY IDEX ISABELLE SMALL CAP VALUE)
    TA IDEX JENNISON GROWTH (FORMERLY IDEX                 TA IDEX TRANSAMERICA VALUE BALANCED
         JENNISON EQUITY OPPORTUNITY)
      TA IDEX LKCM STRATEGIC TOTAL RETURN                NOTE: EACH SERIES OF TRANSAMERICA IDEX
            TA IDEX MARSICO GROWTH                    MUTUAL FUNDS HAS CHANGED ITS NAME TO INCLUDE
          TA IDEX PBHG MID CAP GROWTH                            "TA" AT THE BEGINNING.
        TA IDEX PIMCO REAL RETURN TIPS


                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2004


                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The funds listed above are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX T. Rowe Price Health Sciences, TA IDEX Great Companies -- Technology(SM), TA IDEX Clarion Real Estate Securities and TA IDEX PIMCO Real Return TIPS are diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated March 1, 2004, as it may be supplemented from time to time, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual Report to shareholders including the financial statements therein, are incorporated by reference into this SAI.

ISF 00065-3/04
                                        i
                                TABLE OF CONTENTS

                                                                                                  Page
INVESTMENT OBJECTIVES..........................................................................     1
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES................................................     1
   Investment Restrictions of TA IDEX Alger Aggressive Growth .................................     1
   Investment Restrictions of TA IDEX American Century Large Company Value (formerly
         IDEX American Century Income & Growth) ...............................................     2
   Investment Restrictions of TA IDEX American Century International ..........................     3
   Investment Restrictions of TA IDEX Asset Allocation - Conservative Portfolio ...............     4
   Investment Restrictions of TA IDEX Asset Allocation - Moderate Portfolio ...................     5
   Investment Restrictions of TA IDEX Asset Allocation - Moderate Growth Portfolio ............     6
   Investment Restrictions of TA IDEX Asset Allocation - Growth Portfolio .....................     8
   Investment Restrictions of TA IDEX Clarion Real Estate Securities...........................     9
   Investment Restrictions of TA IDEX Federated Tax Exempt ....................................    10
   Investment Restrictions of TA IDEX Great Companies -- America(SM)
        and TA IDEX Great Companies -- Technology(SM) .........................................    11
   Investment Restrictions of TA IDEX Templeton Great Companies Global ........................    12
   Investment Restrictions of TA IDEX Transamerica Small/Mid Cap Value ........................    14
   Investment Restrictions of IDEX Janus Balanced .............................................    15
   Investment Restrictions of IDEX Janus Global ...............................................    16
   Investment Restrictions of TA IDEX Janus Growth.............................................    18
   Investment Restrictions of TA IDEX Transamerica Flexible Income.............................    19
   Investment Restrictions of TA IDEX Janus Growth & Income....................................    21
   Investment Restrictions of TA IDEX Jennison Growth (formerly IDEX Jennison Equity
         Opportunity) .........................................................................    21
   Investment Restrictions of TA IDEX LKCM Strategic Total Return .............................    23
   Investment Restrictions of TA IDEX Marsico Growth ..........................................    24
   Investment Restrictions of TA IDEX PBHG Mid Cap Growth .....................................    25
   Investment Restrictions of TA IDEX PIMCO Real Return TIPS ..................................    27
   Investment Restrictions of TA IDEX PIMCO Total Return ......................................    28
   Investment Restrictions of TA IDEX Salomon All Cap .........................................    29
   Investment Restrictions of TA IDEX Salomon Investors Value .................................    30
   Investment Restrictions of TA IDEX T. Rowe Price Health Sciences ...........................    31
   Investment Restrictions of TA IDEX T. Rowe Price Small Cap
        and TA IDEX T. Rowe Price Tax-Efficient Growth ........................................    32
   Investment Restrictions of TA IDEX Transamerica Conservative High-Yield Bond ...............    34
   Investment Restrictions of TA IDEX Transamerica Convertible Securities .....................    36
   Investment Restrictions of TA IDEX Transamerica Growth Opportunities
        and TA IDEX Transamerica Equity .......................................................    37
   Investment Restrictions of TA IDEX Transamerica Money Market ...............................    38
   Investment Restrictions of TA IDEX Transamerica Value Balanced .............................    40
OTHER POLICIES AND PRACTICES OF THE FUNDS .....................................................    41
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS .............................................    41
   Options on Securities and Indexes ..........................................................    41
   Options on Foreign Currencies ..............................................................    42
   Futures Contracts and Options thereon.......................................................    43
   Forward Contracts ..........................................................................    44
   Swaps and Swap-Related Products ............................................................    45
   Credit Default Swaps .......................................................................    46
   Exchange-Traded Funds ("ETFs") .............................................................    46
   Euro Instruments ...........................................................................    46
   Special Investment Considerations and Risks ................................................    46
   Additional Risks of Options on Foreign Currencies, Forward Contracts
        and Foreign Instruments ...............................................................    47
FOREIGN INVESTMENTS ...........................................................................    48
   Sovereign Debt Securities (TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return.........    49
   Emerging Markets (TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS)............    49

OTHER INVESTMENT COMPANIES ....................................................................     50
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES ...............................     50
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES ...........................................     50
MORTGAGE-RELATED SECURITIES ...................................................................     51
INCOME PRODUCING SECURITIES ...................................................................     52
LENDING OF FUND SECURITIES ....................................................................     53
JOINT TRADING ACCOUNTS ........................................................................     53
ILLIQUID AND RESTRICTED/144A SECURITIES .......................................................     53
MUNICIPAL OBLIGATIONS .........................................................................     54
   Municipal Bonds ............................................................................     54
   Municipal Notes ............................................................................     54
   Municipal Commercial Paper .................................................................     54
   Variable Rate Obligations ..................................................................     54
   Municipal Lease Obligations ................................................................     54
LOANS .........................................................................................     54
EQUITY EQUIVALENTS ............................................................................     55
EVENT-LINKED BONDS (TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS) ............     56
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS ..................................................     56
PASS-THROUGH SECURITIES .......................................................................     56
HIGH-YIELD/HIGH-RISK BONDS ....................................................................     56
   Valuation Risks ............................................................................     57
   Liquidity Risks ............................................................................     57
WARRANTS AND RIGHTS ...........................................................................     57
U.S. GOVERNMENT SECURITIES ....................................................................     57
TEMPORARY DEFENSIVE POSITION ..................................................................     57
MONEY MARKET RESERVES (TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient
   Growth and TA IDEX T. Rowe Price Health Sciences) ..........................................     57
OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST ................................................     58
PORTFOLIO TURNOVER RATE .......................................................................     59
INVESTMENT ADVISORY AND OTHER SERVICES ........................................................     59
DISTRIBUTOR ...................................................................................     71
ADMINISTRATIVE SERVICES .......................................................................     74
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ................................................     75
FUND TRANSACTIONS AND BROKERAGE ...............................................................     76
TRUSTEES AND OFFICERS .........................................................................     80
PURCHASE OF SHARES ............................................................................     85
DEALER REALLOWANCES ...........................................................................     85
DISTRIBUTION PLANS ............................................................................     87
DISTRIBUTION FEES .............................................................................     88
NET ASSET VALUE DETERMINATION .................................................................     97
DIVIDENDS AND OTHER DISTRIBUTIONS .............................................................    103
SHAREHOLDER ACCOUNTS ..........................................................................    103
RETIREMENT PLANS ..............................................................................    103
REDEMPTION OF SHARES ..........................................................................    103
TAXES .........................................................................................    104
PRINCIPAL SHAREHOLDERS ........................................................................    108
MISCELLANEOUS .................................................................................    125
   Organization ...............................................................................    125
   Shares of Beneficial Interest ..............................................................    125
   Independent Certified Public Accountants ...................................................    125
   Proxy Voting Policies and Procedures .......................................................    126
   Code of Ethics .............................................................................    126
   Registration Statement .....................................................................    126
PERFORMANCE INFORMATION .......................................................................    127
FINANCIAL STATEMENTS ..........................................................................    153

                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of Transamerica IDEX, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy.

INVESTMENT RESTRICTIONS OF TA IDEX ALGER AGGRESSIVE GROWTH

TA IDEX Alger Aggressive Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Purchase any securities that would cause more than 25% of the value of the fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

      3. Purchase or sell real estate or real estate limited partnerships, except that the fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

      4. Invest in commodities, except that the fund may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums.

      5. Make loans to others, except through purchasing qualified debt obligations, lending fund securities or entering into repurchase agreements.

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities.

      7. Borrow money, except that the fund may borrow from banks for investment purposes as set forth in the prospectus and may also engage in reverse repurchase agreements. Immediately after any borrowing, including reverse repurchase agreements, the fund will maintain asset coverage of not less than 300% with respect to all borrowings.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of the funds without shareholder approval:

      (A) The fund may not sell securities short or purchase securities on margin, except that the fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (B) The fund may not pledge, hypothecate, mortgage or otherwise encumber more than 15% of the value of the fund's total assets except in connection with borrowings described in number 7 above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

      (C) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (E) The fund may not invest in companies for the purpose of exercising control or management.

      (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

TA IDEX American Century Large Company Value may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities.

      7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

      (B) The fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

      (C) The fund may not sell securities short, except short sales "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (D) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (E) Invest for purposes of exercising control.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX AMERICAN CENTURY INTERNATIONAL

TA IDEX American Century International may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.

      8. The fund may not issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

      (B) The fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

      (C) The fund may not sell securities short, except short sales "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (D) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (E) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts. The fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

      (F) The fund may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

      (G) Invest for purposes of exercising control.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

TA IDEX Asset Allocation - Conservative Portfolio may not, as a matter of fundamental policy:

      1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (E) The fund may not invest for purposes of exercising control or management.

      (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO

TA IDEX Asset Allocation - Moderate Portfolio may not, as a matter of fundamental policy:

      1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (E) The fund may not invest for purposes of exercising control or management.

      (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

TA IDEX Asset Allocation - Moderate Growth Portfolio may not, as a matter of fundamental policy:

      1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (E) The fund may not invest for purposes of exercising control or management.

      (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO

TA IDEX Asset Allocation - Growth Portfolio may not, as a matter of fundamental policy:

      1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (E) The fund may not invest for purposes of exercising control or management.

      (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF TA IDEX CLARION REAL ESTATE SECURITIES

TA IDEX Clarion Real Estate Securities may not, as a matter of fundamental policy:

      1. With respect to 50% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest less than 25% of its assets in securities of issuers primarily engaged in the real estate industry. The fund will not invest 25% or more of its assets in the securities of issuers primarily engaged in any other single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate; however, the fund may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses and the fund may hold and sell real estate acquired by the fund as a result of the ownership of securities.

      5. Make loans, except that the fund (i) may lend portfolio securities with a value not exceeding one-third of the fund's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt obligations (including privately issued debt obligations), loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entered into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (D) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

      (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (F) The fund may not invest in companies for the purposes of exercising control or management.

      (G) The fund may not purchase securities or other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted by the 1940 Act and the rules and regulations thereunder.

      (H) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice must comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX FEDERATED TAX EXEMPT

TA IDEX Federated Tax Exempt may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Underwrite any issue of securities, except to the extent the fund may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the fund may purchase Municipal Obligations directly from the issuers thereof for investment in accordance with the fund's investment objective and policies.

      3. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the fund may invest more than 25% of the value of its assets in industrial development bonds ("IDBs"). Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to IDBs, the fund may purchase securities of an issuer resulting in the ownership of more than 25% of the fund's assets in one industry, and the fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state.

      4. Purchase securities on margin or sell "short," but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

      5. Purchase or hold any real estate or mortgage loans thereon, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein.

      6. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company.

      7. Make loans, except to the extent the purchase of notes, bonds, or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans.

      8. The fund may not purchase or sell physical commodities, provided that the fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

      9. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding one-third of the current value of the fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed at the time the borrowing is made). For purposes of this limitation, reverse repurchase agreements would not constitute borrowings.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

      (C) The fund may not purchase securities on margin, provided that the fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (D) Invest in companies for the purpose of exercising control.

      (E) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect.

As a matter of fundamental policy, the fund will invest 80% of its assets in tax exempt securities that are not subject to alternate minimum tax. Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of the net assets of any of the funds will not result in a violation of such restriction. Additional limitations on borrowing that are imposed by state law and regulations may apply.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX GREAT COMPANIES -- AMERICA(SM) AND TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)

Each fund may not, as a matter of fundamental policy:

      1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of fund securities, it may technically be deemed to be an underwriter under certain securities laws.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Buy or sell physical commodities (but this shall not prevent the fund from entering into futures contracts and options thereon).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Borrow money or pledge, mortgage or hypothecate any of its assets except that the fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the fund's total assets when the borrowing is made.

      6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed-delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      7. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, each fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of the fund without shareholder or policyowner approval:

      (A) Each fund may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (B) Each fund may not participate on a "joint" or "joint and several" basis in any trading account in securities.

      (C) Each fund may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or offer of exchange.

      (D) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

TA IDEX Templeton Great Companies Global may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act), if immediately after and as a result of such purchase: (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets; or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities.

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of Transamerica IDEX without shareholder or policyowner approval:

      (A) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. (Limitations (i) and (ii) do no apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization).

      (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

      (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

      (G) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

TA IDEX Transamerica Small/Mid Cap Value may not, as a matter of fundamental policy:

The fund may not, as a matter of fundamental policy:

1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of any one issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. Purchase or sell physical commodities (but this shall not prevent the fund from entering into future contracts and options thereon).

4. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

5. Lend any security although the fund may lend portfolio securities provided that the aggregate of such loans do not exceed 33 1/3% of the value of the fund's total assets. The fund may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

8. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective.

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval:

(A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

(B) The fund may not invest in companies for the purpose of exercising control or management.

(C) The fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

INVESTMENT RESTRICTIONS OF  TA IDEX JANUS BALANCED

The fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of such fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent a fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

      6. Act as underwriter of securities issued by others, except to the extent that the fund may be deemed an underwriter in connection with the disposition of the portfolio securities.

      7. The fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will reduce within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets.

      (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin.

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.

      (F) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

      (G) The fund may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the fund's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

      (H) The fund may not invest in companies for the purpose of exercising control or management.

      (I) At least 25% of the total assets of the fund will normally be invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX JANUS GLOBAL

TA IDEX Janus Global may not, as a matter of fundamental policy:

      1. Own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) The fund may not sell securities short, unless it owns or has the right, without the payment of any additional compensation, to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (F) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

      (G) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees have made a determination as to liquidity, as permitted under the 1940 Act.

      (H) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX JANUS GROWTH

The fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer; All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

As a fundamental policy governing concentration, the fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

Furthermore, each fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) A fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

      (D) A fund may not purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such Rule,
Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act.

      (F) A fund may not invest in companies for the purpose of exercising control or management.

      (G) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (H) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the funds may own debt or equity securities of companies engaged in those businesses. In making all investments for TA IDEX Transamerica Flexible Income, the sub-adviser will emphasize economic or financial factors or circumstances of the issuer, rather than opportunities for short-term arbitrage.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA FLEXIBLE INCOME

The fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer; All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

As a fundamental policy governing concentration, the fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

Furthermore, each fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) A fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

      (D) A fund may not purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such Rule,
Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act.

      (F) A fund may not invest in companies for the purpose of exercising control or management.

      (G) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (H) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the funds may own debt or equity securities of companies engaged in those businesses. In making all investments for TA IDEX Transamerica Flexible Income, the sub-adviser will emphasize economic or financial factors or circumstances of the issuer, rather than opportunities for short-term arbitrage.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX JANUS GROWTH & INCOME

TA IDEX Janus Growth & Income may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

      6. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of the fund's portfolio securities.

      7. Borrow money but the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its respective total assets (including the amount borrowed) less liabilities (other than borrowings). If the borrowings exceed 25% of the value of the fund's total assets by reason of a decline in net assets, the fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

In addition to the above, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX JENNISON GROWTH

TA IDEX Jennison Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purpose of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and banker's acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and for purchases of government securities on a "when-issued" or "delayed-delivery" versus; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover." Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

      (D) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act.

      (F) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (G) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

      (H) The fund may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

      (I) The fund may not invest in companies for the purpose of exercising control or management.


In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX LKCM STRATEGIC TOTAL RETURN

TA IDEX LKCM Strategic Total Return may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest more than 25% of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example: gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by physical commodities).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts.

      (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (E) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

      (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

      (G) The fund may not invest in companies for the purpose of exercising control or management.

      (H) The fund may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the fund's total assets would be invested in such securities.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX MARSICO GROWTH

TA IDEX Marsico Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow money except (a) the fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 331/3 of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of fund securities,
(d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in mortgage dollar rolls which are accounted for as financings.

      3. Purchase or sell physical commodities (but this shall not prevent the fund from investing in currency and financial instruments and contracts that are commodities or commodity contracts).

      4. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      5. Make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of securities as permitted by applicable law.

      6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed-delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      8. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not invest in companies for the purpose of exercising control or management.

      (B) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

      (C) The fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's assets exceed $40,000,000.

      (D) The fund may not make short sales of securities, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.
 In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX PBHG MID CAP GROWTH

TA IDEX PBHG Mid Cap Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 10% of the value of the fund's total assets. This borrowing provision is included solely to facilitate the orderly sale of fund securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the fund's total assets will be repaid before making investments.

      3. Make loans, except that the fund, in accordance with its investment objectives and policies, may purchase or hold debt securities, and enter into repurchase agreements as described in the fund's prospectus and this SAI.

      4. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodity contracts, except that this shall not prevent the fund from (i) investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein, pursuant to the fund's investment objective and policies, and (ii) entering into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the fund's total assets (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under the Commodities Futures Trading Commission regulations, may be excluded in computing the 5% limit. The fund (as a matter of operating policy) will utilize only listed futures contracts and options thereon.

      5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a fund security.

      6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      7. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.
Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not invest in companies for the purpose of exercising control.

      (B) The fund may not pledge, mortgage or hypothecate assets, except (i) to secure temporary borrowings as permitted by the fund's limitation on permitted borrowings, or (ii) in connection with permitted transactions regarding options and futures contracts.

      (C) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

      (D) The fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

      (E) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

With respect to restriction 7 above, the fund may use (with the consent of the Investment Adviser) industry classifications reflected by Bloomberg Sub-Groups for the communications equipment, electronic components and accessories, and the computer and other data processing service sectors, if applicable at the time of determination.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX PIMCO REAL RETURN TIPS

TA IDEX PIMCO Real Return TIPS may not, as a matter of fundamental policy:

      1. With respect to 50% of the fund's total assets, purchase the securities of any one issuer (other than government securities and its agencies as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. There shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts.

      (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (F) The fund may not invest for purposes of exercising control or management.

      (G) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX PIMCO TOTAL RETURN

TA IDEX PIMCO Total Return may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities and its agencies as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

 (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts.

      (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (F) The fund may not invest for purposes of exercising control or management.

INVESTMENT RESTRICTIONS OF TA IDEX SALOMON ALL CAP

TA IDEX Salomon All Cap may not, as a matter of fundamental policy:

      1. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts; however, the fund may: (a) purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable or holding or selling real estate received in connection with securities it holds; and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Borrow money, except that the fund may borrow from banks for investment purposes up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. The fund may borrow for temporary or emergency purposes an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing.

      4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      5. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

      6. Make loans, except that the fund may purchase debt obligations in which the fund may invest consistent with its investment objectives and policies or enter into, and make loans of, its portfolio securities, as permitted under the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

      (B) The fund may not invest in companies for the purpose of exercising control or management.

      (C) The fund may not sell securities short except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX SALOMON INVESTORS VALUE

TA IDEX Salomon Investors Value may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The fund may not purchase additional securities when borrowings exceed 5% of total assets. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

      (D) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act.

      (F) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (G) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

      (H) The fund may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

      (I) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

 INVESTMENT RESTRICTIONS OF TA IDEX T. ROWE PRICE HEALTH SCIENCES

TA IDEX T. Rowe Price Health Sciences may not, as a matter of fundamental policy:

      1. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      2. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      3. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      4. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      5. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

      (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs.

      (F) The fund may not invest in other investment companies except as permitted under the 1940 Act.

      (G) The fund may not invest for purposes of exercising control or management.

      (H) The fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

      (I) The fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's net assets exceed $40,000,000.

      (J) The fund may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

      (K) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX T. ROWE PRICE SMALL CAP AND TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

Each fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3 limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      3. Purchase or sell physical commodities (but this shall not prevent the fund from entering into future contracts and options thereon).

      4. Invest 25% or more of the fund's total assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit.

      5. Make loans, although the funds may lend fund securities provided that the aggregate of such loans do not exceed 33 1/3 of the value of the fund's total assets. The fund may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt.

      6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

9. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

Furthermore, the funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the funds without shareholder approval:

      (A) A fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's net assets exceed $40,000,000.

      (B) A fund may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

      (C) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

      (D) A fund may not invest in companies for the purpose of exercising control or management.

      (E) A fund may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

      (F) A fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of fund securities; and
(ii) it may make margin deposits in connection with futures contracts or other permissible investments.

      (G) A fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

      (H) A fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (I) With respect to TA IDEX T. Rowe Price Small Cap only, under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.)

Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

TA IDEX Transamerica Conservative High-Yield Bond may not, as a matter of fundamental policy:

      1. Borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within 3 business days to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding.

      2. Pledge assets, except that the fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with paragraph 1 above. Initial margin deposits under interest rate futures contracts, which are made to guarantee the fund's performance under such contracts, shall not be deemed a pledging of fund assets for the purpose of this investment restriction. As a matter of non-fundamental operating policy, in order to permit the sale of shares of the fund under certain state laws, the fund will not pledge its assets in excess of an amount equal to 10% of its net assets unless such state restrictions are changed.

      3. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      4. Purchase the securities (other than government securities) of any issuer if, as a result, more than 5% of the fund's total assets would be invested in the securities of such issuer, provided that up to 25% of the fund's total net assets may be invested without regard to this 5% limitation and in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of total fund assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation.

      5. Invest in mineral leases.

      6. Invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      8. Underwrite any issue of securities, except to the extent the fund may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the fund may purchase securities directly from the issuers thereof for investment in accordance with the fund's investment objective and policies.

      9. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell interest rate futures contracts for hedging purposes as set forth in the prospectus.

      10. Purchase securities on margin or sell "short," but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (Initial and maintenance margin deposits and payment with respect to interest rate futures contracts are not considered the purchase of securities on margin).

      11. Purchase or retain the securities of any issuer, if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

      12. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company.

      13. Make loans, except to the extent the purchase of notes, bonds, bankers' acceptances or other evidence of indebtedness or the entry into repurchase agreements or deposits (including time deposits and certificates of deposit) with banks may be considered loans.

      14. Purchase or hold any real estate or mortgage loans thereon, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein.

      15. Purchase the securities (other than government securities) of any issuer if, as a result, the fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer; for this purpose, all debt obligations of an issuer, and all shares of stock of an issuer other than common stock, are treated as a single class of securities.

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) Write or purchase put, call, straddle or spread options, or combinations thereof.

      (B) Invest more than 10% of its net assets in illiquid securities;

      (C) Invest in real estate limited partnerships;

      (D) Invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

      (E) Purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund's net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund's net assets, (b) which are not for hedging purposes only, or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the Commodity Futures Trading Commission ("CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the fund's shares have been qualified for public offering.

      (F) Invest in companies for the purpose of exercising control.

      (G) Invest in oil, gas or other mineral exploration or development programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (H) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

TA IDEX Transamerica Convertible Securities may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box," which includes the underlying stocks of convertible securities. A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (E) The fund may not invest for purposes of exercising control or management.

      (F) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

      (G) The fund may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

      (H) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES AND TA IDEX TRANSAMERICA EQUITY

Each fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceed 5% of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the fund's total assets, the fund will not make any additional investments.

      3. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33 1/3% of the fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes.

      4. Purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      5. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that
(a) this limitation is not applicable to the fund's investments in government securities and (b) up to 25% of the value of the assets of the fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act.

      6. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      7. Underwrite any issue of securities, except to the extent that the sale of securities in accordance with the fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the fund may acquire securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the 1933 Act.

      8. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

      9. Make short sales of securities or maintain a short position unless, at all times when a short position is open, the fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

      10. Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the fund.

      11. Invest in commodities, except that the fund may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the prospectus.

      12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover".

Furthermore, the funds have adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the fund's total assets would be invested in the securities of any one investment company; or (c) the fund would own more than 3% of the total outstanding voting securities of any investment company.

      (B) A fund may not invest in companies for the purposes of exercising control or management.

      (C) With respect to TA IDEX Transamerica Equity only, under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA MONEY MARKET

TA IDEX Transamerica Money Market may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (E) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (F) The fund may not invest for purposes of exercising control or management.

      (G) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

      (H) The fund may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA VALUE BALANCED

TA IDEX Transamerica Value Balanced may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest more than 25% of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the fund from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).
      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward and futures contracts are not deemed to constitute selling securities short.

      (B) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (C) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

      (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.

      (E) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

      (F) The fund may not invest in companies for the purpose of exercising control or management.

      (G) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

                    OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDEXES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than TA IDEX Federated Tax Exempt and TA IDEX Transamerica Conservative High-Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.


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
Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.


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
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Federated Tax Exempt, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.


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
The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies. Pursuant to a clais for exemption filed with the CFTC and/or the National Futures Associates on behalf of the funds and their, the funds and the adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.


FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies know as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.

EURO INSTRUMENTS. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

SOVEREIGN DEBT SECURITIES (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN TIPS): TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may invest in securities issued or guaranteed by any country and denominated in any currency. The funds expect to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The funds will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN
TIPS). Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

A fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

OTHER INVESTMENT COMPANIES

A fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. TA IDEX Transamerica Flexible Income and TA IDEX PIMCO Total Return may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMSBs"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

INCOME PRODUCING SECURITIES

TA IDEX Transamerica Flexible Income, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS focus their investments in income-producing securities.

TA IDEX Transamerica Flexible Income, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS will purchase defaulted securities only when the respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

      Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

      Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

      Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income producing securities that the funds may purchase include, but are not limited to, the following:

      Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

      Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

      Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

      Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The funds will not invest more than 5% of their respective assets in inverse floaters.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The funds must receive 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees.

JOINT TRADING ACCOUNTS

TA IDEX Janus Growth, TA IDEX Janus Global, TA IDEX Janus Balanced and TA IDEX Janus Growth & Income and other clients of Janus and its affiliates, may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees must approve the participation of each of these funds in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus and certain of its affiliates by the SEC. All joint account participants, including these funds, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the funds in withdrawing their assets from joint trading accounts.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Trustees has authorized each fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the


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fund's sub-adviser will consider the following factors in determining whether a
Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

The funds may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOANS

A fund may invest in certain commercial loans generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the


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lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

TA IDEX Federated Tax Exempt may invest in participation interests purchased from banks in variable rate tax-exempt securities (such as IDBs) owned by the banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that the fund's participation interest bears to the total principal amount of the tax-exempt security, and permits demand repurchase as described in section D above. Participations are frequently backed by an irrevocable letter of credit or guarantee of the bank offering the participation which the sub-adviser, under the supervision of the Board of Trustees, has determined meets the prescribed quality standards for TA IDEX Federated Tax Exempt. The fund has the right to sell the instrument back to the bank and draw on the letter of credit on 7 days' notice for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. The fund intends to exercise its demand rights under the letter of credit only (1) upon a default under the terms of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) upon a drop in the rating or the sub-adviser's evaluation of the underlying security. Banks charge a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the yield negotiated between the fund and the bank at which the instruments were purchased by TA IDEX Federated Tax Exempt. The sub-adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by TA IDEX Federated Tax Exempt, including the IDBs supported by bank letters of credit or guarantee, on the basis of published financial information, reports or rating agencies and other bank analytical services. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interest will be tax-exempt when distributed as dividends to shareholders.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Except for TA IDEX Transamerica Convertible Securities and TA IDEX PIMCO Total Return, a fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from


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
the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which the fund might invest.

EVENT-LINKED BONDS (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN
TIPS)

The fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

REPURCHASE AND REVERSE REPURCHASE  AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. Reverse repurchase agreements are also subject to the applicable restrictions regarding senior securities. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees. In addition, the funds currently intend to invest primarily in repurchase agreements collateralized by cash, U.S. government securities, or money market instruments whose value equals at least 100% of the repurchase price, marked-to-market daily.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy and that have been reviewed by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are more fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the funds.

HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.


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
VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

MONEY MARKET RESERVES (TA IDEX T. ROWE PRICE SMALL CAP, TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH AND TA IDEX T. ROWE PRICE HEALTH SCIENCES)

It is expected that these funds will invest their cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).


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The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. To that end, the RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating from at least one Nationally Recognized Statistical Rating Organization. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the funds. While the RIF does not pay an advisory fee to the investment manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in the RIF or GRIF to the extent it is consistent with their objectives and programs and the terms of the Exemptive Order issued by the SEC.

The RIF and GRIF are not insured or guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Investing in these securities may result in duplication of certain fees and expenses.

OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.


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
PREFERRED STOCKS. Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. TA IDEX Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with AEGON Transamerica Fund Advisers, Inc. ("ATFA"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA supervises each respective fund's investments and conducts its investment program.

ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA Holding Company (22%) ("AUSA"), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

INVESTMENT ADVISER COMPENSATION

ATFA receives annual compensation from each fund in the form of a percentage of the fund's average daily net assets. The table below lists those percentages by fund.


Fund                                                        Percentage of Average Daily Net Assets
----                                                        --------------------------------------
TA IDEX Janus Balanced                                      1.00% of the first $250 million
TA IDEX Janus Growth                                        0.90% of the next $500 million
                                                            0.80% of the next $750 million
                                                            0.70% in excess of $1.5 billion

TA IDEX Janus Global                                        1.00% of the first $750 million
                                                            0.90% of the next $250 million
                                                            0.85% in excess of $1 billion

TA IDEX Janus Growth & Income                               1.00% of first $100 million
                                                            0.95% of the next $400 million
                                                            0.85% in excess of $500 million

TA IDEX Transamerica Flexible Income                        0.80% of the first $100 million
                                                            0.775% over $100 million up to $250 million
                                                            0.675% in excess of $250 million

TA IDEX Federated Tax Exempt                                0.60% of the average daily net assets
TA IDEX Transamerica Conservative High-Yield Bond

TA IDEX Alger Aggressive Growth                             0.80% of the first $500 million
TA IDEX Great Companies-- America(SM)                       0.70% in excess of $500 million
TA IDEX Templeton Great Companies Global
TA IDEX Great Companies -- Technology(SM)
TA IDEX Jennison Growth
TA IDEX LKCM Strategic Total Return
TA IDEX PBHG Mid Cap Growth
TA IDEX Salomon All Cap
TA IDEX Salomon Investors Value
TA IDEX T. Rowe Price Small Cap
TA IDEX Transamerica Equity
TA IDEX Transamerica Growth Opportunities

TA IDEX Transamerica Convertible Securities                 0.75% of the average daily net assets

TA IDEX Transamerica Small/Mid Cap Value                    0.80% of the first $500 million and
                                                            0.75% in excess of $500 million

TA IDEX Marsico Growth                                      0.80% of the first $500 million
                                                            0.70% % in excess of $500 million

TA IDEX American Century Large Company Value                0.90% of the first $100 million
                                                            0.85% over $100 million up to $250 million
                                                            0.80% in excess of $250 million

Fund                                                        Percentage of Average Daily Net Assets
----                                                        --------------------------------------
TA IDEX American Century International                      1.00% of the first $50 million
                                                            0.95% over $50 million up to $150 million
                                                            0.90% over $150 million up to $500 million
                                                            0.85% over $500 million up to $1 billion
                                                            0.80% in excess of $1 billion


TA IDEX Asset Allocation - Conservative Portfolio           0.10% of the average daily net assets
TA IDEX Asset Allocation - Moderate Portfolio
TA IDEX Asset Allocation - Moderate Growth Portfolio
TA IDEX Asset Allocation - Growth Portfolio

TA IDEX T. Rowe Price Health Sciences                       1.00% of the first $500 million
                                                            0.95% in excess of $500 million

TA IDEX Transamerica Money Market                           0.40% of the average daily net assets

TA IDEX PIMCO Total Return                                  0.70% of the average daily net assets
TA IDEX PIMCO Real Return TIPS

TA IDEX T. Rowe Price Tax-Efficient Growth                  0.75% of the first $500 million
                                                            0.65% in excess of $500 million

TA IDEX Transamerica Value Balanced                         0.75% of the first $500 million
                                                            0.65% over $500 million up to $1 billion
                                                            0.60% in excess of $1 billion

TA IDEX Clarion Real Estate Securities                      0.80% of the first $250 million
                                                            0.775% over $250 million up to $500 million
                                                            0.70% over $500 million up to $1 billion
                                                            0.65% in excess of $1 billion


ADVISORY AGREEMENT

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement provides that ATFA will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and (iii) be responsible for the administration of each fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, ATFA or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that ATFA shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of ATFA in the performance of its duties thereunder.

The Advisory Agreement became effective as follows:


      FUND                                                             EFFECTIVE DATE
      ----------------------------------------------------            ------------------
      TA IDEX Alger Aggressive Growth                                 September 30, 1994
      TA IDEX American Century Large Company Value                    March 1, 2002

      FUND                                                             EFFECTIVE DATE
      ----------------------------------------------------            -----------------
      TA IDEX American Century International                          March 1, 2002
      TA IDEX Asset Allocation - Conservative Portfolio               March 1, 2002
      TA IDEX Asset Allocation - Growth Portfolio                     March 1, 2002
      TA IDEX Asset Allocation - Moderate Growth Portfolio            March 1, 2002
      TA IDEX Asset Allocation - Moderate Portfolio                   March 1, 2002
      TA IDEX Clarion Real Estate Securities                          March 1, 2003
      TA IDEX Federated Tax Exempt                                    June 15, 2000
      TA IDEX Great Companies -- America(SM)                          June 15, 2000
      TA IDEX Templeton Great Companies Global                        September 1, 2000
      TA IDEX Great Companies -- Technology(SM)                       June 15, 2000
      TA IDEX Transamerica Small/Mid Cap Value                        March 1, 2004
      TA IDEX Transamerica Flexible Income                            March 1, 2004
      TA IDEX Janus Growth                                            April 3,2002
      TA IDEX Janus Balanced                                          April 3,2002
      TA IDEX Janus Global                                            April 3,2002
      TA IDEX Janus Growth & Income                                   April 3,2002
      TA IDEX Jennison Growth                                         December 1, 2000
      TA IDEX LKCM Strategic Total Return                              September 30, 1994
      TA IDEX Marsico Growth                                          December 5, 2002
      TA IDEX PBHG Mid Cap Growth                                     March 1, 1999
      TA IDEX PIMCO Real Return TIPS                                  March 1, 2003
      TA IDEX PIMCO Total Return                                      March 1, 2002
      TA IDEX Salomon All Cap                                         March 1, 1999
      TA IDEX Salomon Investors Value                                 March 1, 2002
      TA IDEX T. Rowe Price Health Sciences                           March 1, 2002
      TA IDEX T. Rowe Price Small Cap                                 March 1, 1999
      TA IDEX T. Rowe Price Tax-Efficient Growth                      March 1, 1999
      TA IDEX Transamerica Conservative High-Yield Bond               March 1, 2002
      TA IDEX Transamerica Convertible Securities                     March 1, 2002
      TA IDEX Transamerica Equity                                     March 1, 2000
      TA IDEX Transamerica Growth Opportunities                       March 1, 2000
      TA IDEX Transamerica Money Market                               March 1, 2002
      TA IDEX Transamerica Value Balanced                             August 24, 2001

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or ATFA, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with Transamerica IDEX on behalf of certain funds, pursuant to which ATFA has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap). Transamerica IDEX, on behalf of such fund, will at a later date reimburse ATFA for operation expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund's expense ratio does not exceed the expense cap. The agreement, as amended, continues automatically for one-year terms unless ATFA provides written notice to Transamerica IDEX at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by Transamerica IDEX, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA. The funds currently included in the Expense Reimbursement Agreement are listed as follows:

TA IDEX American Century Large Company Value                   TA IDEX Transamerica Small/Mid Cap Value
TA IDEX American Century International                         TA IDEX Asset Allocation - Conservative
TA IDEX Marsico Growth                                         TA IDEX Great Companies - Technology(SM)

TA IDEX Asset Allocation - Growth Portfolio                    TA IDEX PIMCO Real Return TIPS
TA IDEX Asset Allocation - Moderate Growth Portfolio           TA IDEX PIMCO Total Return
TA IDEX Asset Allocation - Moderate Portfolio                  TA IDEX Janus Growth & Income
TA IDEX Clarion Real Estate Securities                         TA IDEX T. Rowe Price Health Sciences
TA IDEX Great Companies - America(SM)                          TA IDEX Transamerica Convertible Securities
TA IDEX Templeton Great Companies Global                       TA IDEX Transamerica Money Market

The applicable expense caps for each of the funds are listed in the following table.


      FUND                                                            EXPENSE CAP
      ----------------------------------------------------       -----------------------
      TA IDEX Alger Aggressive Growth                            1.20%
      TA IDEX American Century Large Company Value               1.50%
      TA IDEX American Century International                     1.40%
      TA IDEX Asset Allocation - Conservative Portfolio          0.45%
      TA IDEX Asset Allocation - Growth Portfolio                0.45%
      TA IDEX Asset Allocation - Moderate Growth Portfolio       0.45%
      TA IDEX Asset Allocation - Moderate Portfolio              0.45%
      TA IDEX Clarion Real Estate Securities                     1.40%
      TA IDEX Federated Tax Exempt                               1.00%
      TA IDEX Great Companies -- America(SM)                     1.20%
      TA IDEX Templeton Great Companies Global                   1.20%
      TA IDEX Great Companies -- Technology(SM)                  1.20%
      TA IDEX Transamerica Small/Mid Cap Value                   1.40%
      TA IDEX Transamerica Flexible Income                       1.50%
      TA IDEX Janus Global                                       No expense limitation
      TA IDEX Janus Balanced                                     1.50%
      TA IDEX Janus Growth & Income                              1.60%
      TA IDEX Janus Growth                                       1.50%
      TA IDEX Jennison Growth                                    1.40%
      TA IDEX LKCM Strategic Total Return                        1.20%
      TA IDEX Marsico Growth                                     1.40%
      TA IDEX PBHG Mid Cap Growth                                1.40%
      TA IDEX PIMCO Real Return TIPS                             1.30%
      TA IDEX PIMCO Total Return                                 1.30%
      TA IDEX Salomon All Cap                                    1.20%
      TA IDEX Salomon Investors Value                            1.20%
      TA IDEX T. Rowe Price Health Sciences                      1.60%
      TA IDEX T. Rowe Price Small Cap                            1.40%
      TA IDEX T. Rowe Price Tax-Efficient Growth                 1.35%
      TA IDEX Transamerica Conservative High-Yield Bond          1.25%
      TA IDEX Transamerica Convertible Securities                1.35%
      TA IDEX Transamerica Equity                                1.40%
      TA IDEX Transamerica Growth Opportunities                  1.40%
      TA IDEX Transamerica Money Market                          0.48%
      TA IDEX Transamerica Value Balanced                        1.20%



                                              ADVISORY FEE AFTER REIMBURSEMENT                  ADVISORY FEE REIMBURSEMENTS
                                                       OCTOBER 31,                                     OCTOBER 31,
                                        --------------------------------------------    ------------------------------------------
                FUND                        2003            2002            2001            2003           2002           2001
-----------------------------------     ------------    ------------    ------------    ------------   ------------   ------------
TA IDEX Alger Aggressive Growth         $   (106,207)   $   (163,022)   $  1,158,298    $  1,065,618   $  1,229,101   $    826,417
TA IDEX American Century Large
  Company Value                         $     57,108    $    (79,539)   $   (131,959)   $    206,578   $    205,837   $    150,912
TA IDEX American Century
  International                         $    310,246    $   (147,054)   $   (152,514)   $    472,761   $    305,828   $    161,802
TA IDEX Asset Allocation -
  Conservative Portfolio                $    136,484    $    (80,444)            N/A    $         --   $     92,597            N/A

TA IDEX Asset Allocation - Growth
  Portfolio                             $    (55,645)   $   (108,038)            N/A    $    160,784   $    117,797            N/A
TA IDEX Asset Allocation - Moderate
  Growth Portfolio                      $    265,108    $    (87,348)            N/A    $         --   $    112,433            N/A
TA IDEX Asset Allocation - Moderate
  Portfolio                             $    280,316    $    (57,585)            N/A    $         --   $     83,006            N/A
TA IDEX Federated Tax Exempt            $    173,881    $    162,976    $    126,217    $     70,217   $     36,031   $     32,734
TA IDEX Great Companies -- America(SM)  $    959,239    $    921,249    $    395,700    $    147,541   $    146,134   $    165,500
TA IDEX Templeton Great Companies
  Global                                $     76,225    $     (6,196)   $    (76,716)   $    126,966   $    115,094   $    143,675
TA IDEX Great Companies --
  Technology(SM)                        $    179,708    $    (46,300)   $    (56,139)   $    138,268   $    192,527   $    191,688
TA IDEX Transamerica Small/Mid Cap
  Value(1)                              $  1,000,665    $    453,811    $    (42,408)   $         --   $     77,762   $     89,374
TA IDEX Transamerica Flexible
  Income(2)                             $  1,641,352    $    959,127    $    594,150    $         --   $         --   $         --
TA IDEX Janus Balanced                  $  3,688,769    $  4,485,743    $  4,826,897    $         --   $         --   $         --
TA IDEX Janus Global                    $  4,543,900    $  7,672,747    $ 12,222,120    $         --   $         --   $         --
TA IDEX Janus Growth                    $ 10,670,954    $ 14,652,745    $ 23,772,377    $         --   $         --   $         --
TA IDEX Janus Growth & Income           $    337,961    $    199,897    $    (58,559)   $     84,352   $    104,461   $    172,602
TA IDEX Jennison Growth                 $    455,854    $    612,680    $    (28,697)   $    103,823   $     59,815   $    267,370
TA IDEX LKCM Strategic Total Return     $    185,598    $    312,091    $    421,825    $    231,124   $    191,210   $    127,902
TA IDEX Marsico Growth                  $    361,461    $    158,112    $     90,536    $     26,748   $    105,284   $    134,177
TA IDEX PBHG Mid Cap Growth             $   (453,141)   $   (143,988)   $    236,911    $    892,928   $    665,266   $    582,421
TA IDEX PIMCO Total Return              $    742,841    $    129,048             N/A              --   $     37,154            N/A
TA IDEX Salomon All Cap                 $  2,258,747    $  2,600,599    $  1,677,177    $    295,977   $    376,327   $    233,467
TA IDEX Salomon Investors Value         $  1,121,694    $    210,585    $    138,816              $-   $    170,078   $    127,098
TA IDEX T. Rowe Price Health Sciences   $    189,603    $   (103,887)            N/A    $     59,564   $    122,055            N/A
TA IDEX T. Rowe Price Small Cap         $    282,683    $    (31,866)   $    (43,567)   $     85,347   $    218,612   $    210,289
TA IDEX T. Rowe Price Tax-Efficient
  Growth                                $    238,582    $    169,418    $    (71,520)   $     59,810   $     94,052   $    135,947
TA IDEX Transamerica Conservative
  High- Yield Bond                      $  1,081,893    $    617,539    $    505,743    $         --   $         --   $         --
TA IDEX Transamerica Convertible
  Securities                            $    607,328    $    (51,591)            N/A    $         --   $     81,836            N/A
TA IDEX Transamerica Equity             $    424,229    $    (30,731)   $    (35,686)   $         --   $     86,759   $    107,320
TA IDEX Transamerica Growth
  Opportunities                         $    405,924    $       (774)   $    (52,024)   $    550,288   $    127,718   $    137,888
TA IDEX Transamerica Money Market(4)    $     18,815    $   (136,773)            N/A    $    869,435   $    542,922            N/A
TA IDEX Clarion Real Estate
  Securities(3)                         $    216,103             N/A             N/A    $      2,602            N/A            N/A
TA IDEX PIMCO Real Return TIPS(3)       $     54,432             N/A             N/A    $     63,384            N/A            N/A
TA IDEX Transamerica Value Balanced     $     28,006    $    154,636    $    125,784    $    195,436   $    128,406   $    129,955

----------------

(1) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(3) Since inception on March 1, 2003.

(4) AFSG Securities Corp. ("AFSG"), the fund's distributor, has determined to voluntarily waive all or a portion of the distribution and service (12b-1) fees payable with respect to the fund's Class B, C, L and M shares. The waiver by AFSG is temporary and may be revised or terminated at any time.

SUB-ADVISERS

Janus Capital Management LLC ("Janus"), 100 Fillmore Street, Denver, CO 80206, serves as sub-adviser to TA IDEX Janus Growth, TA Janus Global and TA Janus Balanced pursuant to a sub-advisory agreement with ATFA.

Fred Alger Management, Inc. ("Alger"), 30 Montgomery St., Jersey City, NJ 07302, serves as sub-adviser to TA IDEX Alger Aggressive Growth pursuant to a sub-advisory agreement with ATFA.

Luther King Capital Management Corporation ("LKCM"), 301 Commerce Street, Suite 1600, Fort Worth, TX 76102, serves as sub-adviser to TA IDEX LKCM Strategic Total Return pursuant to a sub-advisory agreement with ATFA.

Jennison Associates, LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to TA IDEX Jennison Growth pursuant to a sub-advisory agreement with ATFA.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX T. Rowe Price Health Sciences pursuant to a sub-advisory agreement with ATFA.

Salomon Brothers Asset Management Inc ("SaBAM"), 300 First Stamford Place, 4th Floor, Stamford, CT 06902, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value pursuant to a sub-advisory agreement with ATFA.

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") 1400 Liberty Ridge Drive, Wayne, PA 19087, serves as sub-adviser to TA IDEX PBHG Mid Cap Growth pursuant to a sub-advisory agreement with ATFA.

Banc of America Capital Management, LLC ("BACAP"), 101 S. Tryon Street, Charlotte, NC 28255, serves as sub-adviser to TA IDEX Marsico Growth pursuant to a sub-advisory agreement with ATFA. BACAP has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, CO 80202, wherein Marsico will provide portfolio management.

Transamerica Investment Management, LLC ("TIM"), 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Money Market and TA IDEX Transamerica Convertible Securities pursuant to a sub-advisory agreement with ATFA.

Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to TA IDEX Great Companies -- America(SM) and TA IDEX Great Companies -- Technology(SM), and co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with ATFA.

Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with ATFA.

Federated Investment Management Company ("Federated"), Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as sub-adviser to TA IDEX Federated Tax Exempt pursuant to a sub-advisory agreement with ATFA.

ING Clarion Real Estate Securities ("Clarion"), 259 N. Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser to TA IDEX Clarion Real Estate Securities pursuant to a sub-advisory agreement with ATFA.

American Century Investment Management, Inc. ("American Century"), American Century Tower, 4500 Main Street, Kansas City, MO 64111, serves as sub-adviser to TA IDEX American Century Large Company Value and TA IDEX American Century International pursuant to a sub-advisory agreement with ATFA.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS pursuant to sub-advisory agreements with ATFA.

AEGON USA Investment Management, LLC ("AUMI"), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to TA IDEX Transamerica Conservative High-Yield Bond pursuant to a sub-advisory agreement with ATFA.

The sub-advisers also serve as sub-advisers to certain portfolios of AEGON/Transamerica Series Fund, Inc. ("ATSF"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

           Fund                    Sub-Adviser                                   Sub-Advisory Fee
           ----                    -----------                                   ----------------
TA IDEX Alger Aggressive              Alger         50% of the advisory fees received by ATFA, less 40% of any amount reimbursed
Growth                                              pursuant to the fund's expense limitation

TA IDEX American Century         American Century   0.50% of the first $100 million of average daily net assets; 0.45% of average
Large Company Value                                 daily net assets over $100 million up to $250 million; and 0.40% of average daily net assets in excess of $250 million

TA IDEX American Century         American Century   0.60% of the first $50 million of average daily net assets; 0.55% of average
International                                       daily net assets from $50 million up to $150 million; 0.50% of average daily net assets over $150 million up to $500 million; and 0.45% of average daily net assets in excess of $500 million


TA IDEX Asset Allocation -             N/A                                              N/A
Conservative Portfolio

TA IDEX Asset Allocation -             N/A                                              N/A
Growth Portfolio

TA IDEX Asset Allocation -             N/A                                              N/A
Moderate Growth Portfolio

TA IDEX Asset Allocation -             N/A                                              N/A
Moderate Portfolio

TA IDEX Clarion Real Estate          Clarion        0.40% of the first $250 million of average daily net assets; 0.375% of average
Securities                                          daily net assets up to $500 million; 0.35% of average daily net assets up to $1 billion; and 0.30% of average daily net assets in excess of $1 billion, less 50%
                                                    of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Federated Tax Exempt        Federated       0.30% of the average daily net assets


TA IDEX Great Companies --        Great Companies   50% of the advisory fees received by ATFA, less 50% of any amount reimbursed
America(SM)                                         pursuant to the fund expense limitation.

TA IDEX Templeton Great          Great Companies/   Templeton will receive 0.40% for assets that they manage up to $500 million.
Companies Global                     Templeton      If the assets managed by Templeton are less than $500 million, Great Companies will receive 0.40% for the difference between Templeton's assets and the $500 million cap (up to the assets managed by Great Companies). For all assets above
                                                    $500 million, Great Companies and Templeton each will receive 0.35% of the fund's average daily net assets, less 50% of any amount reimbursed pursuant to the fund expense limitation.

TA IDEX Great Companies --        Great Companies   50% of the advisory fees received by ATFA, less 50% of any amount reimbursed
Technology(SM)                                      pursuant to the fund expense limitation.

           Fund                    Sub-Adviser                                   Sub-Advisory Fee
           ----                    -----------                                   ----------------
TA IDEX Transamerica Small/Mid         TIM          0.375% of the first $500 million of average daily net assets and 0.325% of
Cap Value                                           average daily net assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Transamerica Flexible          TIM          0.45% of the first $100 million of average daily net assets and 0.40% of the
Income                                              next $150 million of the fund's average daily net assets and 0.35% of the fund's average daily net assets over $250 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Janus Global*                 Janus         0.50% of the first $750 million of average daily net assets; 0.45% of the next
                                                    $250 million in average daily net assets; and 0.425% of average daily net assets in excess of $1 billion

TA IDEX Janus Balanced*               Janus         0.50% of the first $750 million of average daily net assets; 0.45% of next $250 million of average daily net assets; and 0.425% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Janus Growth*                 Janus         0.50% of the first $750 million of average daily net assets; 0.45% of next $250 million of average daily net assets; and 0.425% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Janus Growth &                Janus         0.55% of the first $100 million of the fund's average daily net assets; 0.50% of
Income*                                             the next $400 million of the fund's average daily net assets; and 0.45% of average daily net assets over $500 million

TA IDEX Jennison Growth              Jennison       0.40% of the first $500 million of average daily net assets; 0.35% of the average daily net assets over $500 million

TA IDEX LKCM Strategic Total          LKCM          50% of the advisory fees received by ATFA, less 50% of any amount reimbursed
Return                                              pursuant to the fund's expense limitation

TA IDEX Marsico Growth                BACAP         0.40% of the first $250 million of average daily net assets; 0.375% of the next
                                                    $250 million of average daily net assets; 0.35% of the next $500 million of average daily net assets; and 0.30% of average daily net assets in excess of $1 billion

TA IDEX PBHG Mid Cap Growth       Pilgrim Baxter    0.50% of the first $100 million of average daily net assets; 0.40% of average daily net assets in excess of $100 million

TA IDEX PIMCO Real Return             PIMCO         0.25% of average daily net assets received by ATFA
TIPS

TA IDEX PIMCO Total Return            PIMCO         0.25% of average daily net assets received by ATFA

           Fund                    Sub-Adviser                                   Sub-Advisory Fee
           ----                    -----------                                   ----------------
TA IDEX Salomon All Cap               SaBAM         0.30% of the first $20 million of average daily net assets; 0.50% of the next
                                                    $20-$100 million of average daily net assets; and 0.40% of average daily net assets over $100 million

TA IDEX Salomon Investors             SaBAM         0.35% of the average daily net assets, less 50% of any amount reimbursed
Value                                               pursuant to the fund's expense limitation

TA IDEX T. Rowe Price Health       T. Rowe Price    0.60% of the first $500 million of average daily net assets; 0.55% of average
Sciences                                            daily net assets in excess of $500 million (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX
                                                    T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe
                                                    Price Tax-Efficient Growth, ATSF T. Rowe Price Equity Income, ATSF T. Rowe Price
                                                    Growth Stock and ATSF T. Rowe Price Small Cap as follows:  assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction

TA IDEX T. Rowe Price Small        T. Rowe Price    0.35% of average daily net assets (T. Rowe Price has agreed to a voluntary fee
Cap                                                 waiver based on the combined average daily net assets of TA IDEX T. Rowe Price
                                                    Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price
                                                    Tax-Efficient Growth, ATSF T. Rowe Price Equity Income, ATSF T. Rowe Price
                                                    Growth Stock and ATSF T. Rowe Price Small Cap as follows:  assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction.), less 45% (9/1/02-3/31/04) of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX T. Rowe Price Tax-         T. Rowe Price    0.45% of the first $100 million of the fund's average daily net assets; 0.40% of
Efficient Growth                                    the next $100 million up to $250 million; and 0.35% of average daily net assets in excess of $250 million (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health
                                                    Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient
                                                    Growth, ATSF T. Rowe Price Equity Income, ATSF T. Rowe Price Growth Stock and
                                                    ATSF T. Rowe Price Small Cap as follows:  assets between $750 million and
                                                    $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5%
                                                    fee reduction; assets above $3 billion: 10.0% fee reduction.)

TA IDEX Transamerica                   AUIM         50% of the advisory fees received by ATFA, less 50% of any amount reimbursed
Conservative High-Yield Bond                        pursuant to the fund's expense limitation

TA IDEX Transamerica                   TIM          0.35% of average daily net assets, less 50% of any amount reimbursed pursuant to
Convertible Securities                              the fund's expense limitation

TA IDEX Transamerica Equity            TIM          50% of the advisory fees received by ATFA, less 50% of any amount reimbursed pursuant to the fund's expense limitation

TA IDEX Transamerica Growth            TIM          50% of the fees received by ATFA, less 50% of any amount reimbursed pursuant to
Opportunities                                       the fund's expense limitation

TA IDEX Transamerica Money             TIM          0.15% of average daily net assets, less 50% of any amount reimbursed pursuant to
Market                                              the fund's expense limitation

TA IDEX Transamerica Value             TIM          0.35% of average daily net assets, less 50% of any amount reimbursed pursuant to
Balanced                                            the fund's expense limitation


      *Notwithstanding anything in the Sub-Advisory Agreements to the contrary, Janus Capital Management, LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds.

Combined Asset Levels Percentage Fee Waiver
Assets between $1.5 billion and $3.0 billion 5% Fee Reduction
Assets between $3.0 billion and $5.0 billion 7.5% Fee Reduction
Assets above $5 billion 10.0% Fee Reduction

The calculation of the effective fee will be as follows:

                Total Sub-Advisory Fee
                ----------------------   = Effective Fee
                Average Daily Balance

The Discount Calculation will be:

Effective Fee x $1.5 billion x 5% + Effective Fee x $3.0 billion x 7.5% Effective Fee x Current Average Daily Balance - $5 billion x 10% = Total Fee Discount to be applied to Original Sub-Advisory Fee

                             SUB-ADVISORY FEES PAID
                            (NET OF FEES REIMBURSED)

                                                                   OCTOBER 31
                                                    ----------------------------------------
FUND                                                    2003          2002          2001
----                                                -----------    -----------   -----------
TA IDEX Alger Aggressive Growth                     $    62,094    $   204,421   $   660,791
TA IDEX American Century Large Company Value        $    70,665    $   136,924   $    10,530
TA IDEX American Century International              $   244,128    $    82,562   $     5,572
TA IDEX Federated Tax Exempt                        $   122,049    $    99,503   $    79,578
TA IDEX Great Companies -- America(SM)              $   553,390    $   539,172   $   174,521
TA IDEX Templeton Great Companies Global            $   104,166    $    59,521           N/A
TA IDEX Great Companies -- Technology(SM)           $   156,417    $    93,144   $     3,024
TA IDEX Transamerica Small/Mid Cap Value(1)         $   555,925    $   295,318   $    26,093
TA IDEX Transamerica Flexible Income(2)             $   828,099    $   493,667   $   300,494
TA IDEX Janus Balanced                              $ 1,829,006    $ 2,313,582   $ 2,424,417
TA IDEX Janus Global                                $ 2,296,326    $ 2,911,997   $ 6,111,060
TA IDEX Janus Growth & Income                       $   232,272    $   167,397   $    62,724
TA IDEX Janus Growth                                $ 5,232,669    $ 5,686,891   $11,567,696
TA IDEX Jennison  Growth                            $   279,838    $   336,248   $   116,602
TA IDEX LKCM Strategic Total Return                 $    92,971    $   156,046   $   210,710
TA IDEX Marsico Growth                              $   180,621    $   158,630   $   140,366

TA IDEX PBHG Mid Cap Growth                         $   185,755    $   192,037   $   409,693
TA IDEX PIMCO Total Return                          $   250,346    $    49,077           N/A
TA IDEX Salomon All Cap                             $ 1,304,258    $ 1,521,453   $   991,117
TA IDEX Salomon Investors Value                     $   487,218    $    91,668   $    67,907
TA IDEX T. Rowe Price Health Sciences               $   123,114    $    10,733           N/A
TA IDEX T. Rowe Price Small Cap                     $   134,783    $    72,564   $    72,941
TA IDEX T. Rowe Price Tax-Efficient Growth          $   179,035    $   160,089   $   130,190
TA IDEX Transamerica Conservative High-Yield Bond   $   539,081    $   308,769   $   252,871
TA IDEX Transamerica Convertible Securities         $   283,457    $     2,236           N/A
TA IDEX Transamerica Equity                         $   211,792    $    21,284           N/A
TA IDEX Transamerica Growth Opportunities           $   258,320    $     6,590           N/A
TA IDEX Transamerica Money Market                   $   (76,127)   $     9,242           N/A
TA IDEX Clarion Real Estate Securities(3)           $   108,002            N/A           N/A
TA IDEX PIMCO Real Return TIPS(3)                   $    37,598            N/A           N/A
TA IDEX Transamerica Value Balanced                 $     6,702    $    74,652   $    62,381

----------

(1) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(3)   Since inception of March 1, 2003.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory Agreement and each agreement between ATFA and a sub-adviser (each a "Sub-Advisory Agreement" and collectively the "Sub-Advisory Agreements") were last approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party ("Independent Trustees")) at meetings held on September 9, 2003, October 8, 2003 and December 2, 2003.

In connection with its deliberations relating to the approval of the Advisory Agreement and each Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by ATFA and the sub-advisers to the funds that engage them. In considering the Advisory Agreement and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Advisory Agreement included, but were not limited to, the following: (1) the performance of each fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ATFA to the funds; (3) the fairness of the compensation under the Advisory Agreement in light of the services provided to the funds; (4) the profitability to ATFA from the Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ATFA, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure to support the funds' operations; (6) the expenses borne by the funds and a comparison of each fund's fees and expenses to those of a peer group of funds; and (7) ATFA's compliance capabilities and efforts on behalf of each fund.

In considering the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identity any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of each fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the fund. With respect to funds that had relatively poor performance in relation to a peer group of funds, the Independent Trustee considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance.

The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to, the following: (1) the performance of the funds; (2) the nature and quality of the services provided by the sub-advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each sub-adviser; and (5) the costs for the services of the sub-adviser. The Board of Trustees also considered the advisory fee retained by ATFA for its services to sub-advised funds.

In reviewing the terms of each Advisory Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustee were represented by independent legal counsel. Based upon its review, the Board of Trustees determined that the Advisory Agreement and the Sub-Advisory Agreement are in the best interests of the funds and their shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, including the unanimous vote of the Independent Trustees, approved the Advisory Agreements and Sub-Advisory Agreements.

PORTFOLIO CONSTRUCTION CONSULTANT

Morningstar Associates, LLC ("Morningstar Associates") located at 225 West Wacker Dr., Chicago, IL 60606, serves as a portfolio construction consultant and, as such, provides asset allocation and fund selection recommendations for the TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation
- Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio and TA IDEX Asset Allocation - Moderate Growth Portfolio. For the fiscal years ending October 31, 2003 and 2002, ATFA paid Morningstar Associates the following amounts: $365, 268.88 and $110, 166.67, respectively.

                                   DISTRIBUTOR

Effective March 1, 2001, Transamerica IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the funds. (Prior to this date, InterSecurities, Inc. ("ISI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716 served as the principal underwriter.) The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

                             UNDERWRITING COMMISSION

                                     COMMISSIONS RECEIVED                   COMMISSIONS RETAINED
                                     FOR THE PERIOD ENDED                   FOR THE PERIOD ENDED
                             ------------------------------------   --------------------------------------
                                          OCTOBER 31                              OCTOBER 31
                             ------------------------------------   --------------------------------------
FUND                            2003         2002         2001         2003          2002          2001
----                         ----------   ----------   ----------   ----------    ----------    ----------
TA IDEX Alger Aggressive
   Growth                    $  185,470   $  331,502   $  777,483   $   17,843    $   42,864    $   95,487
TA IDEX American Century
   Large Company Value       $   42,777   $  126,349   $   47,271   $    2,581    $   13,315    $   20,695
TA IDEX American Century
   International             $   47,000   $   43,724   $   18,723   $    1,405    $    3,418    $   12,446
TA IDEX Asset Allocation -
   Conservative Portfolio    $1,175,635   $  352,531          N/A   $  155,402    $   40,756           N/A
TA IDEX Asset Allocation -
   Growth Portfolio          $1,263,680   $  307,311          N/A   $  165,440    $   28,174           N/A
TA IDEX Asset Allocation -
   Moderate Growth
   Portfolio                 $3,078,179   $  860,366          N/A   $  432,717    $   91,996           N/A
TA IDEX Asset Allocation -
   Moderate Portfolio        $2,729,843   $  672,565          N/A   $  360,920    $   68,369           N/A

TA IDEX Federated Tax
   Exempt                    $   61,138   $   72,497   $   70,580   $   10,077    $   10,178    $   10,876
TA IDEX Great Companies
   -- America(SM)            $  270,384   $  776,059   $1,062,976   $   34,970    $   95,807    $  140,267
TA IDEX Templeton Great
   Companies Global          $   22,327   $   69,555   $  100,666   $    3,273    $   10,029    $   14,977
TA IDEX Great Companies
   -- Technology(SM)         $   39,665   $  113,938   $  182,376   $    5,278    $   15,583    $   23,599
TA IDEX Transamerica
   Small/Mid Cap Value(1)    $  125,363   $  451,219   $  147,307   $   10,542    $   55,524    $   17,349
TA IDEX Transamerica
   Flexible Income(2)        $  305,116   $  277,579   $  274,892   $   30,950    $   37,094    $   29,899
TA IDEX Janus Growth         $1,125,486   $1,716,593   $4,002,726   $  125,912    $  224,568    $  512,413
TA IDEX Janus Balanced       $  348,953   $  592,657   $1,398,094   $   37,187    $   62,452    $  151,551
TA IDEX Janus Global         $  207,315   $  368,406   $  746,617   $   25,311    $   41,315    $   87,245
TA IDEX Janus Growth &
   Income                    $   47,385   $  101,665   $  179,121   $    5,421    $   13,869    $   23,260
TA IDEX Jennison Growth      $   70,022   $  389,554   $  373,178   $    5,324    $   40,335    $   47,372
TA IDEX LKCM Strategic
   Total Return              $   56,594   $  119,055   $  206,815   $    5,183    $   13,226    $   31,759
TA IDEX Marsico Growth       $   64,311   $  110,186   $  156,404   $    8,441    $    8,450    $   18,787
TA IDEX PBHG Mid Cap
   Growth                    $   79,465   $  129,882   $  593,810   $    7,236    $   14,362    $  180,661
TA IDEX PIMCO Total
   Return                    $  247,636   $  132,319          N/A   $   26,821    $   15,928           N/A
TA IDEX Salomon All Cap      $  259,938   $1,055,062   $2,165,612   $   25,176    $  116,815    $  212,700
TA IDEX Salomon Investors
   Value                     $   55,240   $  105,926   $  138,575   $    2,718    $   11,051    $   19,510
TA IDEX T. Rowe Price
   Small Cap                 $   54,701   $   80,883   $  115,796   $    3,148    $    1,282    $   15,015
TA IDEX T. Rowe Price
   Tax-Efficient Growth      $   41,961   $   77,489   $  160,162   $    4,806    $   11,182    $   20,352
TA IDEX T.Rowe Price
   Health Sciences           $   24,272   $   10,755          N/A   $    3,510    $    9,795           N/A
TA IDEX Transamerica
   Conservative High-Yield
   Bond                      $  286,578   $  215,148   $  228,037   $    8,824    $   30,333    $   30,672
TA IDEX Transamerica
   Convertible Securities    $   34,730   $   36,161          N/A   $    5,126    $    5,956           N/A
TA IDEX Transamerica
   Equity                    $   27,797   $   33,436   $   38,123   $    4,103    $    4,608    $    5,054
TA IDEX Transamerica
   Growth Opportunities      $   76,803   $   40,731   $   68,523   $    8,609    $    4,673    $    7,875
TA IDEX Transamerica
   Money Market(3)           $   22,095   $   34,104          N/A   $   (2,505)   $   (3,857)          N/A
TA IDEX Clarion Real
   Estate Securities (4)     $   27,770          N/A          N/A   $    4,058           N/A           N/A
TA IDEX PIMCO Real
   Return TIPS(4)            $   12,182          N/A          N/A   $    2,060           N/A           N/A
TA IDEX Transamerica
   Value Balanced            $   55,214   $   77,208   $  162,905   $    5,380    $    7,788    $   21,137

For the Period Ended October 31, 2003:

                                             NET UNDERWRITING        COMPENSATION
                                                DISCOUNTS            ON REDEMPTIONS         BROKERAGE           OTHER
                                               COMMISSIONS           & REPURCHASES         COMMISSIONS       COMPENSATION
                                               -----------           -------------         -----------       ------------
TA IDEX Alger Aggressive Growth                $   17,843             $  100,690               $--            $  426,121
TA IDEX American Century Large
Company Value                                  $    2,581             $   69,755               $--            $  136,657
TA IDEX American Century
International                                  $    1,405             $   99,402               $--            $  164,617
TA IDEX Asset Allocation-
Conservative Portfolio                         $  155,402             $  266,014               $--            $  455,584
TA IDEX Asset Allocation-Growth
Portfolio                                      $  165,440             $   72,905               $--            $  366,037
TA IDEX Asset Allocation-Moderate
Portfolio                                      $  360,920             $  344,751               $--            $  945,818
TA IDEX Asset Allocation-Moderate
Growth Portfolio                               $  432,717             $  282,340               $--            $  947,602
TA IDEX Clarion Real Estate
Securities (4)                                 $    4,058             $    5,738               $--            $   36,583
TA IDEX Federated Tax Exempt                   $   10,077             $   67,151               $--            $  147,359
TA IDEX Great Companies -
America(sm)                                    $   34,970             $  217,972               $--            $  612,064
TA IDEX Great Companies -
Technology(sm)                                 $    5,278             $   16,705               $--            $   81,110
TA IDEX Transamerica Small/Mid
Cap Value (1)                                  $   10,542             $   76,037               $--            $  323,534
TA IDEX Janus Balanced                         $   37,187             $  648,599               $--            $1,809,015
TA IDEX Transamerica Flexible
Income(2)                                      $   30,950             $  324,658               $--            $  822,924
TA IDEX Janus Global                           $   25,311             $  542,058               $--            $1,552,717
TA IDEX Janus Growth                           $  125,912             $  642,207               $--            $2,408,885
TA IDEX Janus Growth & Income                  $    5,421             $   59,387               $--            $  194,497
TA IDEX Jennison Growth                        $    5,324             $  184,878               $--            $  330,271
TA IDEX LKCM Strategic Total
Return                                         $    5,183             $   35,737               $--            $  168,599
TA IDEX Marsico Growth                         $    8,441             $   70,309               $--            $  175,217
TA IDEX PBHG Mid Cap Growth                    $    7,236             $  113,673               $--            $  225,903
TA IDEX PIMCO Real Return
TIPS (4)                                       $    2,060             $    6,388               $--            $   36,596
TA IDEX PIMCO Total Return                     $   26,821             $  177,208               $--            $  464,720
TA IDEX Salomon All Cap                        $   25,176             $  576,494               $--            $1,255,651
TA IDEX Salomon Investors Value                $    2,718             $   56,304               $--            $  304,991
TA IDEX T. Rowe Price Health
Sciences                                       $    3,510             $    3,522               $--            $   39,164
TA IDEX T. Rowe Price Small Cap                $    3,148             $   24,905               $--            $  111,828
TA IDEX T. Rowe Price Tax-Efficient
Growth                                         $    4,806             $   42,179               $--            $  140,686
TA IDEX Templeton Great
Companies Global                               $    3,273             $   10,365               $--            $   56,053
TA IDEX Transamerica
Conservative High Yield Bond                   $    8,824             $  262,245               $--            $  612,653
TA IDEX Transamerica Convertible
Securities                                     $    5,126             $   12,150               $--            $  139,998
TA IDEX Transamerica Equity                    $    4,103             $   12,655               $--            $  105,323
TA IDEX Transamerica Growth
Opportunities                                  $    8,609             $   90,616               $--            $  302,852

TA IDEX Transamerica Money
Market(3)                                      $   (2,505)            $  942,820               $--            $  473,602
TA IDEX Transamerica Value
Balanced                                       $    5,380             $   28,760               $--            $  114,619

----------

(1) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(3) AFSG Securities Corp. ("AFSG"), the fund's distributor, has determined to voluntarily waive all or a portion of the distribution and service (12b-1) fees payable with respect to the fund's Class B, C, C2 and M shares. The waiver by AFSG is temporary and may be revised or terminated at any time

(4)   Since inception on March 1, 2003.

                             ADMINISTRATIVE SERVICES

ATFA is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with ATFA. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with AEGON/Transamerica Fund Services, Inc. ("ATFS") on behalf of each fund. Under the Administrative Agreement, ATFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions.

The administrative duties of ATFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The Funds paid the following administrative expenses for the fiscal years October 31, 2003, 2002 and 2001.

                              ADMINISTRATIVE FEES*

FUND                                                        2003           2002          2001
----                                                        ----           ----          ----
TA IDEX Alger Aggressive Growth                        $     31,100   $      9,758   $  1,147,768
TA IDEX American Century Large Company Value           $     31,300   $      9,833   $   (137,531)
TA IDEX American Century International                 $     35,430   $     10,999   $   (232,092)
TA IDEX Asset Allocation - Conservative Portfolio      $     37,115   $     11,009            N/A
TA IDEX Asset Allocation - Growth Portfolio            $     37,415   $     10,999            N/A
TA IDEX Asset Allocation - Moderate Portfolio          $     38,095   $     10,109            N/A
TA IDEX Asset Allocation - Moderate Growth Portfolio   $     37,475   $     11,169            N/A
TA IDEX Clarion Real Estate Securities(3)              $     22,300            N/A            N/A
TA IDEX Federated Tax Exempt                           $     37,415   $     10,999   $   (123,859)
TA IDEX Great Companies -- America(SM)                 $     30,850   $      9,608   $    395,700
TA IDEX Great Companies -- Technology(SM)              $     28,450   $      9,608   $   (113,571)
TA IDEX Transamerica Small/Mid Cap Value(1)            $     33,300   $      9,457   $ (2,466,825)
TA IDEX Janus Balanced                                 $     39,850   $     11,019   $  3,728,424
TA IDEX Transamerica Flexible Income(2)                $     30,300   $     10,333   $ (5,516,910)
TA IDEX Janus Global                                   $     37,128   $     10,869   $    654,424
TA IDEX Janus Growth                                   $     32,500   $      9,733   $ 23,709,653
TA IDEX Janus Growth & Income                          $     30,300   $     10,333   $   (175,161)
TA IDEX Jennison Growth                                $     30,600   $      9,333   $   (239,407)
TA IDEX LKCM Strategic Total Return                    $     39,115   $     10,499   $    412,924
TA IDEX Marsico Growth                                 $     32,500   $      9,533   $    (83,985)
TA IDEX PBHG Mid Cap Growth                            $     27,350   $      8,833   $   (754,206)
TA IDEX PIMCO Real Return TIPS(3)                      $     28,115            N/A            N/A
TA IDEX PIMCO Total Return                             $     36,055   $     11,999            N/A
TA IDEX Salomon All Cap                                $     31,300   $      9,333   $  1,604,236

TA IDEX Salomon Investors Value                        $     31,800   $      9,333   $   (270,877)
TA IDEX T. Rowe Price Health Sciences                  $     31,300   $      9,333            N/A
TA IDEX T. Rowe Price Small Cap                        $     32,080   $     10,499   $    (43,567)
TA IDEX T. Rowe Price Tax-Efficient Growth             $     36,250   $      9,833   $    (58,670)
TA IDEX Templeton Great Companies Global               $     33,648   $      9,333   $    (79,740)
TA IDEX Transamerica Conservative High-Yield Bond      $     31,800   $      9,333   $   (155,048)
TA IDEX Transamerica Convertible Securities            $     32,375   $     10,999            N/A
TA IDEX Transamerica Equity                            $     36,365   $      9,758   $    (35,686)
TA IDEX Transamerica Growth Opportunities              $     35,705   $      9,833   $    (52,024)
TA IDEX Transamerica Money Market                      $     31,275   $     10,999            N/A
TA IDEX Transamerica Value Balanced                    $     38,185   $      8,833   $     63,403

----------

(1) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(3)   Since inception March 1, 2003.

* The basis for presentation of administrative fees in 2001 was Advisory Fees less reimbursements and sub-advisor compensation. This basis is not comparable to 2002 and 2003 due to an agreement entered into with ATFS effective July 1, 2002. In the agreement, ATFS agreed to provide fund administration services. The funds are provided these services at a cost for which ATFS is reimbursed monthly.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

AEGON/Transamerica Investor Services, Inc. ("ATIS"), P. O. Box 9015, Clearwater, Florida 33758-9015, is the transfer agent for each fund, withholding agent and dividend disbursing agent. ATIS is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of ATFA. Each fund pays the transfer agent an annual per-account charge of $20.00 for each Open Account and $1.63 for each Closed Account. There is no new account charge.

IBT is a provider of data processing and recordkeeping services for the Transamerica IDEX transfer agent. Each fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 2003, 2002 and 2001.

                              TRANSFER AGENCY FEES

                                                          FEES AND EXPENSES NET OF BROKERAGE
                                                             CREDITS FOR THE PERIOD ENDED
                                                             ----------------------------
                                                                      OCTOBER 31
FUND                                                       2003           2002           2001
----                                                       ----           ----           ----
TA IDEX Alger Aggressive Growth                        $  1,190,631   $  1,448,355   $  1,451,320
TA IDEX American Century Large Company Value           $    176,820   $    170,275   $     15,285
TA IDEX American Century International                 $    281,663   $    105,415   $     11,555
TA IDEX Asset Allocation - Conservative Portfolio      $    191,895   $     31,660            N/A
TA IDEX Asset Allocation - Growth Portfolio            $    278,025   $     44,955            N/A
TA IDEX Asset Allocation - Moderate Growth Portfolio   $    590,435   $     88,355            N/A
TA IDEX Asset Allocation - Moderate Portfolio          $    452,160   $     63,015            N/A
TA IDEX Clarion Real Estate Securities (3)             $     33,500            N/A            N/A
TA IDEX Federated Tax Exempt                           $     70,200   $     52,300   $     31,380
TA IDEX Great Companies -- America(SM)                 $    466,206   $    468,395   $    283,340
TA IDEX Great Companies -- Technology(SM)              $    143,316   $    160,715   $    130,980
TA IDEX Transamerica Small/Mid Cap Value(1)            $    312,415   $    256,800   $     23,420
TA IDEX Janus Balanced                                 $  1,130,216   $  1,208,085   $  1,062,490
TA IDEX Transamerica Flexible Income(2)                $    355,847   $    246,840   $    139,785
TA IDEX Janus Global                                   $  2,216,789   $  2,807,115   $  3,045,780
TA IDEX Janus Growth                                   $  4,628,337   $  5,695,590   $  6,129,760
TA IDEX Janus Growth & Income                          $    150,745   $    145,890   $     55,355
TA IDEX Jennison Growth                                $    315,824   $    366,115   $    155,385
TA IDEX LKCM Strategic Total Return                    $    242,892   $    278,805   $    254,430

TA IDEX Marsico Growth                                 $    146,115   $    155,875   $    111,610
TA IDEX PBHG Mid Cap Growth                            $    812,196   $    743,420   $    742,015
TA IDEX PIMCO Real Return TIPS (3)                     $     33,930            N/A            N/A
TA IDEX PIMCO Total Return                             $    172,960   $     48,050            N/A
TA IDEX Salomon All Cap                                $  1,159,079   $  1,374,870   $    814,545
TA IDEX Salomon Investors Value                        $    181,175   $    208,345   $    144,845
TA IDEX T. Rowe Price Health Sciences                  $     30,640   $     16,915            N/A
TA IDEX T. Rowe Price Small Cap                        $    167,395   $    204,535   $    151,980
TA IDEX T. Rowe Price Tax-Efficient Growth             $    127,160   $    152,830   $    108,420
TA IDEX Templeton Great Companies Global               $     71,495   $     69,470   $     46,535
TA IDEX Transamerica Conservative High-Yield Bond      $    250,467   $    234,885   $    177,680
TA IDEX Transamerica Convertible Securities            $     31,230   $     11,315            N/A
TA IDEX Transamerica Equity                            $     60,715   $     62,130   $     48,570
TA IDEX Transamerica Growth Opportunities              $    905,240   $    100,515   $     85,975
TA IDEX Transamerica Money Market                      $    708,310   $    405,495            N/A
TA IDEX Transamerica Value Balanced                    $    151,830   $    195,590   $    133,915

----------

(1) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(3)   Since inception on March 1, 2003.

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all fund transactions. The Investment Advisory Agreement and Investment Counsel Agreement/Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser may consider a number of factors, including but not limited to:

      The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

      The nature of the security being traded;

      The size and type of the transaction;

      The nature and character of the markets for the security to be purchased or sold;

      The desired timing of the trade;

      The activity existing and expected in the market for the particular security;

      The quality of the execution, clearance and settlement services; Financial stability;

      The existence of actual or apparent operational problems of any broker or dealer; and

      Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

      Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

      Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

      Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

      Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may also consider the sale or recommendation of a fund's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with brokers or dealers, a sub-adviser will seek the best execution of each transaction, and all such brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of ATFA, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc., DST Securities, Inc. or Fred Alger & Company, Incorporated. It is anticipated that Fred Alger & Company, Incorporated, an affiliate of Alger, will serve as IDEX Alger Aggressive Growth's broker in effecting substantially all of TA IDEX Alger Aggressive Growth's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

As of October 31, 2003, TA IDEX Great Companies - AmericaSM, TA IDEX Janus Balanced, TA IDEX Janus Growth & Income and TA IDEX Salomon Investors Value owned $2,742, $1,876, $435 and $3,136 (all amounts in thousands), respectively, of the common stock of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

As of October 31, 2003, TA IDEX American Century Large Company Value, TA IDEX Great Companies -- America(SM) , and Templeton Great Companies Global owned $8, $6,754 and $799 (all amounts in thousands), respectively, of the common stock of Lehman Brothers Holdings Corp., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

As of October 31, 2003, TA IDEX American Century Large Company Value, TA IDEX Great Companies - America(SM), TA IDEX Janus Global, TA IDEX Jennison Growth, TA IDEX Marsico Growth, TA IDEX Salomon All Cap, TA IDEX Salomon Investors Value and TA IDEX Templeton Great Companies Global owned $312, $4,416, $4,124, $1,267, $2,017, $5,091, $4,706 and $829 (all amounts in thousands), respectively, of the common stock of Merrill Lynch & Company, Inc.,which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

As of October 31, 2003, TA IDEX Salomon All Cap, TA IDEX Salomon Investors Value and TA IDEX American Century Large Company Value owned $4,000, $3,128 and $216 (all amounts in thousands), respectively, of the common stock of

Morgan Stanley, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2003.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with ATFA's usual commission rate policies and practices, may place portfolio transaction of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund.

                              BROKERAGE COMMISSIONS

                                                    TA IDEX                          TA IDEX         TA IDEX
                                    TA IDEX         AMERICAN        TA IDEX           ASSET           ASSET
                                  TRANSAMERICA   CENTURY LARGE      AMERICAN        ALLOCATION -    ALLOCATION -       TA IDEX
   BROKERAGE COMMISSIONS PAID        VALUE          COMPANY         CENTURY        CONSERVATIVE       GROWTH      ASSET ALLOCATION -
(INCLUDING AFFILIATED BROKERAGE)    BALANCED         VALUE        INTERNATIONAL      PORTFOLIO       PORTFOLIO    MODERATE PORTFOLIO
--------------------------------  ------------   -------------    -------------    -------------    ------------  ------------------
October 31, 2003                   $20,519          $94,692          $537,878           N/A            N/A               N/A
October 31, 2002                   $62,092          $97,966          $129,525           N/A            N/A               N/A
October 31, 2001                   $72,018          $ 3,874          $  8,142           N/A            N/A               N/A
AFFILIATED BROKERAGE PAID
October 31, 2003                   $     0          $     2          $ 17,311           N/A            N/A               N/A
October 31, 2002                   $     0          $    61          $  1,579           N/A            N/A               N/A
October 31, 2001                   $     0          $    11          $     67           N/A            N/A               N/A

                                    TA IDEX
                                     ASSET                                            TA IDEX
                                   ALLOCATION -                                      TEMPLETON                       TA IDEX
                                   MODERATE         TA IDEX       TA IDEX GREAT        GREAT      TA IDEX GREAT   TRANSAMERICA
BROKERAGE COMMISSIONS PAID          GROWTH       FEDERATED TAX     COMPANIES -       COMPANIES     COMPANIES -    SMALL/MID CAP
(INCLUDING AFFILIATED BROKERAGE)   PORTFOLIO        EXEMPT         AMERICA(SM)        GLOBAL      TECHNOLOGY(SM)     VALUE(1)
--------------------------------  ------------   -------------    -------------    -------------  --------------  -------------
October 31, 2003                      N/A            N/A            $ 165,530        $ 64,702       $ 104,653       $ 822,570
October 31, 2002                      N/A            N/A            $ 124,680        $ 30,672       $  47,582       $ 437,414
October 31, 2001                      N/A            N/A            $ 119,417        $ 14,721       $  20,759       $  67,993
AFFILIATED BROKERAGE PAID
October 31, 2003                      N/A            N/A            $       0        $      0       $       0       $       0
October 31, 2002                      N/A            N/A            $       0        $      0       $       0       $       0
October 31, 2001                      N/A            N/A            $   1,344        $    262       $       0       $       0

                                                   TA IDEX                                            TA IDEX
                                    TA IDEX      TRANSAMERICA       TA IDEX                         TRANSAMERICA
BROKERAGE COMMISSIONS PAID           JANUS         FLEXIBLE       TRANSAMERICA     TA IDEX JANUS      GROWTH       TA IDEX JENNISON
(INCLUDING AFFILIATED BROKERAGE)    BALANCED      INCOME(2)       MONEY MARKET        GROWTH       OPPORTUNITIES        GROWTH
--------------------------------  ------------   -------------    -------------    -------------   -------------  ------------------
October 31, 2003                  $   326,630     $     1,153         N/A           $ 1,648,358      $ 393,042         $  378,404
October 31, 2002                  $ 1,107,269     $ 1,711,623         N/A           $ 3,087,674      $  40,842         $  425,472
October 31, 2001                  $ 1,536,149     $ 1,201,994         N/A           $ 3,959,628      $  12,922         $  231,211
AFFILIATED BROKERAGE PAID
October 31, 2003                  $         0     $         0         N/A           $         0      $       0         $      235
October 31, 2002                  $         0     $         0         N/A           $         0      $       0         $        0
October 31, 2001                  $         0     $         0         N/A           $         0      $       0         $        0

                                     TA IDEX
                                  CLARION REAL      TA IDEX         TA IDEX                           TA IDEX
BROKERAGE COMMISSIONS PAID           ESTATE         MARSICO        PIMCO REAL      TA IDEX PIMCO    SALOMON ALL    TA IDEX SALOMON
(INCLUDING AFFILIATED BROKERAGE)  SECURITIES(3)     GROWTH       RETURN TIPS(3)    TOTAL RETURN         CAP        INVESTORS VALUE
--------------------------------  -------------  -------------   --------------    -------------    ------------  ------------------
October 31, 2003                   $ 194,883      $ 173,100        $    64            $   525        $   661,448      $ 368,613
October 31, 2002                         N/A      $  33,647            N/A            $ 1,365        $ 1,644,080      $ 233,043
October 31, 2001                         N/A      $  25,931            N/A                N/A        $   854,139      $  53,287
AFFILIATED BROKERAGE PAID

October 31, 2003                   $       0      $     247        $     0            $     0        $    10,100      $  20,550
October 31, 2002                         N/A      $     704            N/A            $     0        $    20,607      $   5,847
October 31, 2001                         N/A      $   1,375            N/A                N/A        $       858      $       0

                                                                                       TA IDEX
                                                                       TA IDEX      TRANSAMERICA     TA IDEX
                                      TA IDEX         TA IDEX T.    T. ROWE PRICE   CONSERVATIVE   TRANSAMERICA
BROKERAGE COMMISSIONS PAID         T. ROWE PRICE      ROWE PRICE    TAX EFFICIENT    HIGH-YIELD    CONVERTIBLE         TA IDEX
(INCLUDING AFFILIATED BROKERAGE)  HEALTH SCIENCES     SMALL CAP         GROWTH          BOND        SECURITIES   TRANSAMERICA EQUITY
--------------------------------  ---------------   -------------   -------------   -------------  ------------  -------------------
October 31, 2003                   $  95,604          $ 97,569        $ 26,905        $   410       $  60,148         $  126,623
October 31, 2002                   $   9,036          $ 37,993        $ 50,664        $     0       $ 117,629         $   48,471
October 31, 2001                         N/A          $ 23,192        $ 27,999        $     0             N/A         $    9,848
AFFILIATED BROKERAGE PAID
October 31, 2003                   $       0          $      0        $      0        $     0       $       0         $        0
October 31, 2002                   $       0          $      0        $      0        $     0       $       0         $        0
October 31, 2001                         N/A          $      0        $      0        $     0             N/A         $        0


                                       TA IDEX                        TA IDEX         TA IDEX LKCM       TA IDEX
BROKERAGE COMMISSIONS PAID        ALGER AGGRESSIVE    TA IDEX       JANUS GROWTH    STRATEGIC TOTAL   PBHG MID CAP
(INCLUDING AFFILIATED BROKERAGE)       GROWTH       JANUS GLOBAL      & INCOME           RETURN           GROWTH
--------------------------------  ----------------  -------------   -------------   ----------------   ------------
October 31, 2003                    $ 787,859        $ 1,558,100      $ 73,473          $ 45,494        $ 424,600
October 31, 2002                    $ 768,135        $ 1,726,178      $ 52,435          $ 27,834        $ 354,117
October 31, 2001                    $ 438,913        $ 2,786,929      $ 41,837          $ 35,872          101,144
AFFILIATED BROKERAGE PAID
October 31, 2003                    $ 198,797        $         0      $      0          $      0        $       0
October 31, 2002                    $       0        $         0      $      0          $      0        $       0
October 31, 2001                          N/A        $         0      $      0          $      0              N/A

      (1) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

      (2) Information included is for IDEX Janus Flexible Income as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

      (3)   Since inception on March 1, 2003.

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2003.

TA IDEX CLARION REAL ESTATE        TA IDEX AMERICAN CENTURY          TA IDEX AMERICAN                 TA IDEX ASSET ALLOCATION -
       SECURITIES(3)                 LARGE COMPANY VALUE           CENTURY INTERNATIONAL                CONSERVATIVE PORTFOLIO
---------------------------        -------------------------       -------------------------          --------------------------
            $0                                $0                               $0                                $0

                                                                    TA IDEX ASSET ALLOCATION
TA IDEX ASSET ALLOCATION -        TA IDEX ASSET ALLOCATION -           - MODERATE GROWTH                TA IDEX FEDERATED TAX
     GROWTH PORTFOLIO                MODERATE PORTFOLIO                    PORTFOLIO                            EXEMPT
---------------------------        -------------------------       -------------------------          --------------------------
            $0                                $0                               $0                               $0

                                                                         TA IDEX GREAT
 TA IDEX GREAT COMPANIES -         TA IDEX TEMPLETON GREAT                COMPANIES -                    TA IDEX TRANSAMERICA
       AMERICA(SM)                     COMPANIES GLOBAL                 TECHNOLOGY(SM)                  SMALL/MID CAP VALUE(1)
---------------------------        -------------------------       -------------------------          --------------------------
            $0                                $0                               $0                            $23,107

       TA IDEX JANUS                 TA IDEX TRANSAMERICA              TA IDEX PIMCO REAL                  TA IDEX JANUS
         BALANCED                     FLEXIBLE INCOME(2)                 RETURN TIPS(3)                        GROWTH
---------------------------        -------------------------       -------------------------          --------------------------
          $9,317                              $0                               $0                             $45,446

                                                                            TA IDEX
TA IDEX TRANSAMERICA VALUE                                             TRANSAMERICAMONEY
         BALANCED                  TA IDEX JENNISON GROWTH                   MARKET                     TA IDEX MARSICO GROWTH
---------------------------        -------------------------       -------------------------          --------------------------
          $1,532                            $4,217                             $0                               $8,234

 TA IDEX TRANSAMERICA GROWTH                                                                          TA IDEX SALOMON INVESTORS
        OPPORTUNITIES             TA IDEX PIMCO TOTAL RETURN       TA IDEX SALOMON ALL CAP                      VALUE
---------------------------        -------------------------       -------------------------          --------------------------
           $15,346                            $0                           $41,975                             $11,356

                                                                                                         TA IDEX TRANSAMERICA
TA IDEX T. ROWE PRICE HEALTH      TA IDEX T. ROWE PRICE SMALL       TA IDEX T. ROWE PRICE              CONSERVATIVE HIGH-YIELD
          SCIENCES                            CAP                    TAX-EFFICIENT GROWTH                        BOND
---------------------------        -------------------------       -------------------------          --------------------------
            $140                              $42                            $129                                 $0

    TA IDEX TRANSAMERICA             TA IDEX TRANSAMERICA          TA IDEX ALGER AGGRESSIVE
   CONVERTIBLE SECURITIES                   EQUITY                          GROWTH
---------------------------        -------------------------       -------------------------
         $10,883                          $29,598                            $2,927

                                   TA IDEX JANUS GROWTH &           TA IDEX LKCM STRATEGIC
   TA IDEX JANUS GLOBAL                    INCOME                        TOTAL RETURN                TA IDEX PBHG MID CAP GROWTH
---------------------------        -------------------------       -------------------------         ---------------------------
         $15,267                             $0                             $5,940                         $10,371

      (1) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

      (2) Information included is for IDEX Janus Flexible Income as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

      (3)   Since inception on March 1, 2003.

For the fiscal year ended October 31, 2003, TA IDEX Alger Aggressive Growth paid the following commissions to Fred Alger & Company, Incorporated:

COMMISSIONS PAID:
-----------------
Fiscal 2003                                                                               $  198,797
Fiscal 2003 Percentages:
     Commissions with affiliates to total commissions                                          25.23%
Value of brokerage transactions with affiliates to value of total brokerage transactions       27.21%

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. The Fund Complex currently consists of Transamerica IDEX, ATSF, Transamerica Income Shares, Inc. ("TIS) and Transamerica Index Funds, Inc. ("TIF"), and consists of 90 funds/portfolios.

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, or his or her term as a Trustee is terminated in accordance with the fund's by-laws. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

------------------------------------------------------------------------------------------------------------------------------------
                                            TERM OF                                                            NUMBER OF   OTHER
                                          OFFICE AND                                                           FUNDS IN   DIRECTOR
                            POSITION(S)    LENGTH OF                                                            COMPLEX    SHIPS
                             HELD WITH       TIME                     PRINCIPAL OCCUPATION(S)                  OVERSEEN   HELD BY
NAME, ADDRESS AND AGE           FUND        SERVED                      DURING PAST 5 YEARS                   BY TRUSTEE  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Peter R. Brown              Chairman,    Indefinite**     Chairman & Director, AEGON/Transamerica Series
11180 6th Street East       Trustee      1986-present     Fund, Inc. (ATSF), and Transamerica Income Shares,
Treasure Island, FL 33706                                 Inc. (TIS); Director, Transamerica Index Funds,
(DOB 5/10/28)                                             Inc. (TIF); Chairman of the Board, Peter Brown            90        N/A
                                                          Construction Company (1963- 2000); Rear Admiral
                                                          (Ret.) U.S. Navy Reserve, Civil Engineer Corps

------------------------------------------------------------------------------------------------------------------------------------

Daniel Calabria
7068 S. Shore Drive S.                   Indefinite**     Director, ATSF and TIS; Trustee (1993-present) &
South Pasadena, FL 33707    Trustee      1996 - present   President (1993-1995), Florida Tax Free Funds             89        N/A
(DOB 3/05/36)

------------------------------------------------------------------------------------------------------------------------------------

                                                          Director, ATSF and TIS; Director, Central Vermont
                                                          Public Service Co. (Audit Committee) and Western
Janice B. Case                                            Electricity Coordinating Council (Chairman, Human               Central
205 Palm Island NW          Trustee      Indefinite**     Resources and Compensation Committee); Senior Vice        89    Vermont
Clearwater, Florida 33767                2002- present    President (1996-2000), Vice President (1990-1996),              Public
(DOB 9/27/52)                                             Director of Customer Service & Marketing                        Service
                                                          (1987-1990), Florida Power Corporation;                         Co.

------------------------------------------------------------------------------------------------------------------------------------

Charles C. Harris
2 Seaside Lane #304                      Indefinite**
Belleair, FL 33756          Trustee      1994 - present   Director, ATSF and TIS                                    89        N/A
(DOB 1/15/30)

------------------------------------------------------------------------------------------------------------------------------------

                                                          Director, ATSF and TIS; Owner & President,
Leo J. Hill                                               Prestige Automotive Group (2001 - present); Market
2201 N. Main St.            Trustee      Indefinite**     President (1997-1998), NationsBank; President &           89        N/A
Gainesville, Florida 32609               2002-present     CEO (1994-1998), Barnett Bank of the Treasure
(DOB 3/27/56)                                             Coast, FL

------------------------------------------------------------------------------------------------------------------------------------

Russell A. Kimball, Jr.
1160 Gulf Boulevard                      Indefinite**     Director, ATSF and TIS; General Manager, Sheraton
Clearwater Beach, FL 34630  Trustee      2002 - present   Sand Key Resort (1975 - present)                          89        N/A
(DOB 8/17/44)

------------------------------------------------------------------------------------------------------------------------------------

Thomas P. O'Neill***
1111 North Charles Street                                 President, AEGON Financial Services Group, Inc.,
Baltimore, MD 21201-5574                 Indefinite**     Financial Institution Division; Director, ATSF and
(DOB 3/11/58)               Trustee      2003-present     TIS; Director, National Aquarium of Baltimore             89        N/A

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF   OTHER
                                             TERM OF                                                           FUNDS IN   DIRECTOR
                            POSITION(S)    OFFICE AND                                                           COMPLEX    SHIPS
                             HELD WITH      LENGTH OF                   PRINCIPAL OCCUPATION(S)                OVERSEEN   HELD BY
NAME, ADDRESS AND AGE           FUND       TIME SERVED                    DURING PAST 5 YEARS                 BY TRUSTEE  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Scott***           Trustee,     Indefinite**     Director, President & Chief Executive Officer,
(DOB 9/29/43)*              President    Trustee          ATSF, TIS, AEGON/Transamerica Fund Advisers
                            & Chief      2003-present;    (ATFA), AEGON/Transamerica Investor Services, Inc.
                            Executive    President, CEO   (ATIS) & AEGON/Transamerica Fund Services, Inc.
                             Officer     2002-present     (ATFS); President and Director, TIF; Manager,
                                                          Transamerica Investment Management, LLC; Chief
                                                          Executive Officer, Transamerica Investors, Inc.;          90        N/A
                                                          Director, President & Chief Executive Officer,
                                                          Endeavor Management Co. (2001-2002)

------------------------------------------------------------------------------------------------------------------------------------

William W. Short, Jr.
7882 Lantana Creek Road     Vice         Indefinite**     Director, ATSF and TIS; Retired Corporate CEO and
Largo, FL 33777             Chairman,    1986- present    Chairman of the Board, Shorts, Inc.                       89        N/A
(DOB 2/25/36)               Trustee

------------------------------------------------------------------------------------------------------------------------------------

Jack E. Zimmerman
6778 Rosezita Lane                       Indefinite**     Former Director, Regional Marketing of Marietta
Dayton, OH 45459            Trustee      1986-present     Corporation & Director of Strategic Planning,             89        N/A
(DOB 2/3/28)                                              Martin Marietta Baltimore Aerospace

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS*
------------------------------------------------------------------------------------------------------------------------------------

John K. Carter              Senior Vice  From 1999 to     General Counsel, Sr. Vice President & Secretary,
(DOB 4/24/61)               President,   present          ATSF & TIS; Vice President & Secretary, TIF; Vice
                            General                       President & Senior Counsel, Western Reserve Life
                            Counsel &                     Assurance Co. of Ohio ("WRL"); Director, General
                            Secretary                     Counsel, Sr. Vice President & Secretary, ATFA,
                                                          ATIS & ATFS; Vice President, AFSG; Vice President,
                                                          Secretary & Anti-Money Laudering Officer,
                                                          Transamerica Investors, Inc. (TII); Vice President        N/A       N/A
                                                          & Counsel (March 1997-May, 1999), Salomon Smith
                                                          Barney

------------------------------------------------------------------------------------------------------------------------------------

                            Vice                          Vice President, Treasurer & Principal Financial
Kim D. Day                  President,   From 2003 to     Officer, ATSF & TIS; Sr. Vice President &
(DOB 8/2/55)                Treasurer &  present          Treasurer, ATFA; Vice President & Treasurer ATFS,         N/A       N/A
                            Principal                     ATFA & ATIS and TII; Asst. Vice President, WRL
                            Financial
                            Officer

------------------------------------------------------------------------------------------------------------------------------------

* The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of the Fund receives any compensation paid by the Fund

** Directors serve an indefinite term until his/her successor is elected or (in some cases) until he/she reaches the mandatory retirement age.

*** May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to the fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Valuation Committee, Compensation Committee and Executive Committee.

                                                                                                                NUMBER OF MEETINGS
                                                                                                                 HELD DURING LAST
COMMITTEE                   FUNCTIONS                                         MEMBERS                               FISCAL YEAR
---------     --------------------------------------------  -------------------------------------------------   ------------------
AUDIT         Review the financial reporting process, the   Peter Brown, Chairman; Dan Calabria, Janice Case;            2
              system of internal control, the audit         Charles Harris; & William Short, Jr.
              process, and the fund's process for
              monitoring compliance with investment
              restrictions and applicable laws and the
              fund's Code of Ethics.

NOMINATING    Nominates and evaluates independent           Peter Brown, Chairman; Daniel Calabria; Charles              2
              Trustee candidates.                           Harris; & William Short, Jr.

COMPENSATION  Reviews compensation arrangements for each    Peter Brown; Daniel Calabria; Russell Kimball;               1
              Trustee                                       Janice Case; Charles Harris; Leo Hill; William
                                                            Short, Jr.; & Jack Zimmerman

VALUATION     Determines the value of any of the fund's     Certain officers of the fund and ATFA, who serve             44
              securities and assets for which market        at the pleasure of the Board of Trustees
              quotations are not readily available or for
              which valuation cannot otherwise be provided

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by ATFA (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2003:

                              DOLLAR RANGE
                                OF EQUITY          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
                              SECURITIES IN           INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN FAMILY OF
NAME OF TRUSTEE                 THE FUNDS                              INVESTMENT COMPANIES
---------------             ------------------     -------------------------------------------------------------
Peter R. Brown              $50,001 - $100,000                          $50,001 - $100,000
Daniel Calabria              $10,000 - $50,000                           $10,000 - $50,000
Janice B. Case                 Over $100,000                               Over $100,000
Charles C. Harris              Over $100,000                               Over $100,000
Leo J. Hill                    Over $100,000                               Over $100,000
Russell A. Kimball, Jr.        Over $100,000                               Over $100,000
Thomas P. O'Neill*             Over $100,000                               Over $100,000
Brian C. Scott*                Over $100,000                               Over $100,000
William W. Short, Jr.          $1 - $10,000                                $1 - $10,000
Jack E. Zimmerman              Over $100,000                               Over $100,000

* Interested Trustees as defined in the 1940 Act due to employment with an ATFA affiliate.

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2003 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                             NAME OF OWNERS AND                               TITLE OF      VALUE OF      PERCENT OF
NAME OF TRUSTEE           RELATIONSHIPS TO TRUSTEE           COMPANY           CLASS       SECURITIES        CLASS
---------------          -----------------------------   -----------------    --------   --------------  ------------
Peter R. Brown           Marina D. Brown, Spouse         Transamerica IDEX       A        $1 - $10,000   less than 1%
Charles C. Harris        N/A                             N/A                     N/A          N/A            N/A
Russell A. Kimball, Jr.  Martha A. Kimball, Spouse       Transamerica IDEX       N/A          N/A            N/A
William W. Short, Jr.    Joyce J. Short, Spouse          Transamerica IDEX       A        $1 - $10,000   less than 1%
Daniel Calabria          N/A                             N/A                     N/A          N/A            N/A
Janice B. Case           N/A                             N/A                     N/A          N/A            N/A
Leo J. Hill              N/A                             N/A                     N/A          N/A            N/A
Jack E. Zimmerman        Patricia A. Zimmerman, Spouse   Transamerica IDEX       A       Over $100,000   less than 1%

      Disinterested Trustees receive for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the funds, of which the funds pay a pro rata share allocable to each fund based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. Each Audit Committee member receives a total of $3,000 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of ATFA or AFSG are paid by ATFA and/or AFSG and not by the funds.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Transamerica IDEX and/or ATSF, to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any impact on the funds.

The following table provides compensation amounts paid to Disinterested Trustees of the fund for the fiscal year ended October 31, 2003.

                               COMPENSATION TABLE

                                                  AGGREGATE
                                              COMPENSATION FROM       PENSION OR RETIREMENT
                                              TRANSAMERICA IDEX    BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID TO
NAME OF PERSON, POSITION                       MUTUAL FUNDS(1)            FUND EXPENSES          TRUSTEES FROM FUND COMPLEX(2)
------------------------                      -----------------    ---------------------------   -----------------------------
  Peter R. Brown, Trustee                          $ 46,500                  $     --                      $132,500
  Daniel Calabria, Trustee                         $ 41,500                  $ 59,145                      $120,000
  Janice Case, Trustee                             $ 44,500                  $     --                      $120,000
  James L. Churchill, Trustee Emeritus             $  5,000                  $  5,000                      $  5,000
  Charles C. Harris, Trustee                       $ 44,500                  $ 21,000                      $126,500
  Leo Hill, Trustee                                $ 38,500                  $ 62,850                      $120,000
  Russell Kimball, Trustee                         $ 38,500                  $ 99,000                      $120,500
  William W. Short, Jr., Trustee                   $ 44,500                  $     --                      $126,500
  Jack E. Zimmerman, Trustee                       $ 38,500                  $     --                      $ 38,500
                                                   --------                  --------                      --------
                                   Total:          $342,000                  $246,995                      $909,500
                                                   ========                  ========                      ========

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2003 were as follows: Peter R. Brown, $308 ; Daniel Calabria, $59,230; William W. Short, Jr., $0; Charles Harris, $21,000; Russell A. Kimball, Jr., $99,210; Janice B. Case, $0; Leo J. Hill, $63,044; James L. Churchill, $6,395 and Jack E. Zimmerman, $0.

(2)   The Fund Complex currently consists of Transamerica IDEX, ATSF, TIS and
      TIF.

The Board of Trustees has adopted a policy whereby any Disinterested Trustee of the fund in office on September 1, 1990 who has served at least three years as a trustee may, subject to certain limitations, elect upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of the fund. While serving as such, a trustee emeritus is entitled to receive from the fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the fund, plus reimbursement of expenses incurred for attendance at Board meetings.

During the fiscal year ended October 31, 2003, the fund paid $342,000 in trustees' fees and expenses and $5,000 trustee emeritus fees or expenses. As of December 31, 2003, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the funds.

                               PURCHASE OF SHARES

As stated in the prospectus, each fund currently offers investors a choice of three classes of shares: Class A, Class B and Class C. TA IDEX Janus Growth also includes Class T shares, which are not available for new investors. In addition, effective November 11, 2002, Class C2 and Class M shares were closed to new investors. Only shareholders who own accounts in Class C2 and Class M as of that date will be able to purchase additional Class C2 or Class M shares. Class A, Class B or Class C shares of a fund can be purchased through AFSG or through broker-dealers or other financial institutions that have sales agreements with AFSG. Shares of each fund are sold at the net asset value per share as determined at the close of the regular session of business on the New York Stock Exchange next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A, Class M and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

Shareholders whose investments are transferred from one class of shares of a Transamerica IDEX fund to another class of shares of the same Transamerica IDEX fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

                               DEALER REALLOWANCES

Transamerica IDEX sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. AFSG keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, AFSG may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

AFSG or its affiliates may also pay, out of its own assets and not out of fund assets, for administrative or distribution services provided by brokers and other financial intermediaries. Investors may be able to obtain more information about these payments and services from their brokers and other financial intermediaries and should so inquire if they would like additional information.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by AFSG, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

                        CLASS A SHARE DEALER REALLOWANCES
  (all funds except TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX PIMCO Total Return, TA IDEX PIMCO Real
 Return TIPS, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica
                 Money Market and TA IDEX Federated Tax Exempt)

                                                                 REALLOWANCE TO
                                                                 DEALERS AS A %
AMOUNT OF PURCHASE                                             OF OFFERING PRICE
------------------------------------------------------------   -----------------
Under $50 Thousand                                                       4.75%
      $50 Thousand to under $100 Thousand                                4.00%
      $100 Thousand to under $250 Thousand                               2.75%
      $250 Thousand to under $500 Thousand                               2.25%
      $500 Thousand to under $1 Million                                  1.75%
For purchases of $1 Million and above:
      $1 Million to under $5 Million                                     1.00%
      $5 Million to under $50 Million                            Plus    0.50%
      $50 Million and above                                      Plus    0.25%

                        CLASS A SHARE DEALER REALLOWANCES
    (TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX PIMCO Total Return, TA IDEX PIMCO Real Return TIPS, TA
   IDEX Transamerica Convertible Securities and TA IDEX Federated Tax Exempt)

                                                                REALLOWANCE TO
                                                               DEALERS AS A % OF
AMOUNT OF PURCHASE                                              OFFERING PRICE
------------------                                             -----------------
------------------------------------------------------------   -----------------
Under $50 Thousand                                                      4.00%
      $50 Thousand to under $100 Thousand                               3.25%
      $100 Thousand to under $250 Thousand                              2.75%
      $250 Thousand to under $500 Thousand                              1.75%
      $500 Thousand to under $1 Million                                 1.00%
For purchases of $1 Million and above:
      $1 Million to under $5 Million                                    0.50%
      $5 Million and above                                      Plus    0.25%

                        CLASS B SHARE DEALER REALLOWANCES

                                                                REALLOWANCE TO
                                                               DEALERS AS A % OF
AMOUNT OF PURCHASE                                              OFFERING PRICE
------------------------------------------------------------   -----------------
All purchases                                                      4.00%*

                        CLASS C SHARE DEALER REALLOWANCES

                                                                REALLOWANCE TO
                                                               DEALERS AS A % OF
AMOUNT OF PURCHASE                                              OFFERING PRICE
------------------------------------------------------------   -----------------
All purchases                                                    1.00%**(a)

                        CLASS M SHARE DEALER REALLOWANCES

                                                                REALLOWANCE TO
                                                               DEALERS AS A % OF
AMOUNT OF PURCHASE                                              OFFERING PRICE
------------------------------------------------------------   -----------------
All purchases                                                    2.00%**(a)

                                                                REALLOWANCE TO
                                                               DEALERS AS A % OF
AMOUNT OF PURCHASE                                              OFFERING PRICE
------------------------------------------------------------   -----------------
Under $10,000                                                        7.00%
$10,000 to under $25,000                                             6.25%
$25,000 to under $50,000                                             5.50%
$50,000 to under $75,000                                             5.00%
$75,000 to under $100,000                                            4.25%
$100,000 to under $250,000                                           3.75%
$250,000 to under $500,000                                           2.50%
$500,000 to under $1,000,000                                         1.00%
$1,000,000 and over                                                  1.00%

* From time to time, AFSG may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, AFSG will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

** From time to time, AFSG may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period (a) All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.

                               DISTRIBUTION PLANS

As stated in the prospectus under "Investment Advisory and Other Services," each fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, Class C, Class C2 and Class M shares of the fund. This Plan is structured as a Compensation Plan. CLASS T SHARES OF TA IDEX JANUS GROWTH ARE NOT SUBJECT TO ANNUAL DISTRIBUTION AND SERVICE FEES.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of AFSG that reimbursements of distribution-related expenses by the funds under the Distribution Plans would provide incentives to AFSG to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund's net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans for Class A shares (the "Class A Plans"), a fund may pay AFSG an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of a fund's Class A shares; however, to the extent that a fund pays service fees, the amount which a fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of a fund's Class A shares.

Under the Plans for Class B shares (the "Class B Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class B shares.

Under the Plans for Class C shares (the "Class C Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C shares.

Under the Plans for Class C2 shares (the "Class C2 Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C2 shares.

Under the Plans for Class M shares (the "Class M Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class M shares; however, the total fee payable pursuant to the Class M Plan may not, on an annualized basis, exceed 0.90% of the average daily net assets of the fund's Class M shares.

AFSG may use the fees payable under the Class A, Class B, Class C, Class C2 and Class M Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C, Class C2 or Class M shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. For each class, these activities and expenses may include, but are not limited to:

      Compensation to employees of AFSG;

      Compensation to and expenses of AFSG and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

      The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

      The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by AFSG of the amounts expended by AFSG in distributing and servicing Class A, Class B, Class C, Class C2 or Class M shares of the funds and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund's Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                                DISTRIBUTION FEES

Distribution related expenses incurred by TCI for the fiscal year ended October 31, 2003 are listed in the table below. These expenses have been partially reimbursed to AFSG by a 12b-1 arrangement with the funds.

-----------------------------------------------------------------------------------------------------------
                                                  TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B       CLASS C**     CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $18,280        $30,280        $    5        $38,173        $15,963
Compensation to sales personnel         13,193         14,417         4,054          6,655          1,712
Printing and Postage                     3,364          3,676         1,034          1,697            437
Promotional Expenses                     1,550          1,694           476            781            201
Travel                                   1,498          1,637           460            755            195
Office and other expenses               10,032         10,962         3,082          5,061          1,301
                                       -------        -------        ------        -------        -------

TOTAL                                  $47,917        $62,666        $9,111        $53,122        $19,809
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                      TA IDEX AMERICAN CENTURY INTERNATIONAL
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $138,400        $39,280        $   27        $51,684        $22,788
Compensation to sales personnel         139,419         15,648         2,069          5,769          2,038
Printing and Postage                     35,550          3,990           527          1,471            520
Promotional Expenses                     16,373          1,838           243            678            240
Travel                                   15,829          1,776           235            655            231
Office and other expenses               106,006         11,898         1,573          4,387          1,550
                                       --------        -------        ------        -------        -------

TOTAL                                  $451,577        $74,430        $4,674        $64,644        $27,367
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $ 62,567       $ 29,688      $    676       $133,795       $24,432
Compensation to sales personnel         214,195        252,491       332,220         27,103         6,762
Printing and Postage                     54,617         64,381        84,710          6,911         1,724
Promotional Expenses                     25,155         29,653        39,016          3,183           794
Travel                                   24,318         28,666        37,717          3,077           768
Office and other expenses               162,862        191,979       252,601         20,608         5,142
                                       --------       --------      --------       --------       -------

TOTAL                                  $543,714       $596,858      $746,940       $194,677       $39,622
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                   TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $ 52,459        $ 18,041      $    597       $ 77,749      $19,207
Compensation to sales personnel        174,704         242,824       441,722         18,879        9,844
Printing and Postage                    44,547          61,916       112,632          4,814        2,510
Promotional Expenses                    20,517          28,517        51,876          2,217        1,157
Travel                                  19,834          27,569        50,149          2,143        1,118
Office and other expenses              132,834         184,630       335,860         14,355        7,485
                                      --------        --------      --------       --------      -------

TOTAL                                 $444,895        $563,497      $992,836       $120,157      $41,321
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                 TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $122,009      $   60,982     $    1,828      $299,519       $45,437
Compensation to sales personnel        388,876         512,343        783,730        65,898        18,751
Printing and Postage                    99,157         130,639        199,840        16,803         4,781
Promotional Expenses                    45,670          60,169         92,042         7,739         2,202
Travel                                  44,149          58,166         88,978         7,482         2,129
Office and other expenses              295,679         389,556        595,903        50,105        14,257
                                      --------      ----------     ----------      --------       -------

TOTAL                                 $995,540      $1,211,855     $1,762,321      $447,546       $87,557
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                              TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers              $  128,360     $   48,675     $    1,886      $193,006       $45,107
Compensation to sales personnel         428,133        559,720        922,907        54,186        21,528
Printing and Postage                    109,167        142,720        235,327        13,817         5,489
Promotional Expenses                     50,280         65,734        108,387         6,364         2,528
Travel                                   48,606         63,546        104,779         6,151         2,444
Office and other expenses               325,528        425,579        701,725        41,199        16,369
                                     ----------     ----------     ----------      --------       -------

TOTAL                                $1,090,074     $1,305,974     $2,075,011      $314,723       $93,465
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                         TA IDEX FEDERATED TAX EXEMPT
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $ 46,484        $22,408       $    11        $36,517        $12,642
Compensation to sales personnel         33,529         13,317         8,944          8,632          1,589
Printing and Postage                     8,549          3,396         2,281          2,201            405
Promotional Expenses                     3,937          1,564         1,051          1,014            187
Travel                                   3,807          1,512         1,015            980            180
Office and other expenses               25,494         10,125         6,800          6,563          1,208
                                      --------        -------       -------        -------        -------

TOTAL                                 $121,800        $52,322       $20,102        $55,907        $16,211
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                    TA IDEX GREAT COMPANIES -- AMERICA(SM)
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $113,114       $ 91,607       $   135        $136,556       $59,468
Compensation to sales personnel         71,065         75,530        17,939          16,683         7,787
Printing and Postage                    18,121         19,260         4,575           4,254         1,986
Promotional Expenses                     8,346          8,871         2,107           1,959           914
Travel                                   8,068          8,575         2,037           1,894           884
Office and other expenses               54,033         57,429        13,640          12,684         5,921
                                      --------       --------       -------        --------       -------

TOTAL                                 $272,747       $261,272       $40,433        $174,030       $76,960
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $42,570        $ 6,379        $    8        $ 9,624        $5,317
Compensation to sales personnel         21,288          3,173           524          1,160           490
Printing and Postage                     5,428            809           134            295           125
Promotional Expenses                     2,500            373            61            137            57
Travel                                   2,417            361            60            132            55
Office and other expenses               16,186          2,412           398            882           373
                                       -------        -------        ------        -------        ------

TOTAL                                  $90,389        $13,507        $1,185        $12,230        $6,417
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                    TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $ 76,672        $11,336        $   11        $17,436        $ 9,258
Compensation to sales personnel         39,415          8,142         1,975          3,039          1,270
Printing and Postage                    10,050          2,076           503            775            323
Promotional Expenses                     4,629            956           232            357            149
Travel                                   4,475            925           224            345            144
Office and other expenses               29,969          6,191         1,502          2,311            965
                                      --------        -------        ------        -------        -------

TOTAL                                 $165,210        $29,626        $4,447        $24,263        $12,109
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                   TA IDEX TRANSAMERICA SMALL/MID CAP VALUE(1)
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $151,605       $ 46,652       $    36        $115,295       $27,249
Compensation to sales personnel         90,854         31,242         5,894          12,053         3,625
Printing and Postage                    23,167          7,967         1,502           3,074           924
Promotional Expenses                    10,669          3,669           692           1,416           426
Travel                                  10,314          3,547           669           1,368           411
Office and other expenses               69,080         23,754         4,481           9,165         2,756
                                      --------       --------       -------        --------       -------

TOTAL                                 $355,689       $116,831       $13,274        $142,371       $35,391
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                            TA IDEX JANUS BALANCED
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $223,292       $450,769       $   101        $334,577      $367,149
Compensation to sales personnel        100,348        199,714        19,658          29,420        31,245
Printing and Postage                    25,587         50,924         5,013           7,502         7,967
Promotional Expenses                    11,785         23,455         2,309           3,455         3,669
Travel                                  11,393         22,674         2,232           3,340         3,547
Office and other expenses               76,299        151,851        14,946          22,370        23,757
                                      --------       --------       -------        --------      --------

TOTAL                                 $448,704       $899,387       $44,259        $400,664      $437,334
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                     TA IDEX TRANSAMERICA FLEXIBLE INCOME(2)
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**    CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $186,310       $129,345       $   125        $143,637      $113,845
Compensation to sales personnel        165,045        108,616        37,402          37,850        11,897
Printing and Postage                    42,085         27,695         9,537           9,652         3,034
Promotional Expenses                    19,383         12,756         4,392           4,445         1,397
Travel                                  18,737         12,332         4,246           4,297         1,350
Office and other expenses              125,491         82,585        28,438          28,780         9,045
                                      --------       --------       -------        --------      --------

TOTAL                                 $557,051       $373,329       $84,140        $228,661      $140,568
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                       TA IDEX PIMCO REAL RETURN TIPS(3)
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $39,604        $   700       $    --        $2,080        $  755
Compensation to sales personnel         26,414          9,384        23,968         1,165         1,020
Printing and Postage                     6,735          2,393         6,112           297           260
Promotional Expenses                     3,102          1,102         2,814           137           120
Travel                                   2,998          1,065         2,721           133           116
Office and other expenses               20,084          7,136        18,224           885           775
                                       -------        -------       -------        ------        ------

TOTAL                                  $98,937        $21,780       $53,839        $4,697        $3,046
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                             TA IDEX JANUS GROWTH*
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $1,249,672     $508,302        $   41        $307,280      $488,902
Compensation to sales personnel          511,741      191,165         3,428          28,878        45,115
Printing and Postage                     130,486       48,744           875           7,363        11,504
Promotional Expenses                      60,099       22,451           403           3,392         5,298
Travel                                    58,099       21,704           389           3,278         5,122
Office and other expenses                389,098      145,351         2,607          21,956        34,303
                                      ----------     --------        ------        --------      --------

TOTAL                                 $2,399,195     $937,717        $7,743        $372,147      $590,244
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                    TA IDEX CLARION REAL ESTATE SECURITIES(3)
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $ 66,123        $   549       $    --        $1,111        $  542
Compensation to sales personnel         32,088          4,400         7,270           564           541
Printing and Postage                     8,182          1,122         1,854           144           138
Promotional Expenses                     3,768            516           854            67            64
Travel                                   3,643            500           825            64            62
Office and other expenses               24,399          3,346         5,528           429           412
                                      --------        -------       -------        ------        ------

TOTAL                                 $138,203        $10,433       $16,331        $2,379        $1,759
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                            TA IDEX JENNISON GROWTH
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $42,614        $ 71,287        $   13        $74,147        $55,176
Compensation to sales personnel        21,723          31,822         2,354          8,124          6,204
Printing and Postage                    5,539           8,114           601          2,071          1,582
Promotional Expenses                    2,552           3,738           276            954            728
Travel                                  2,466           3,613           268            922            704
Office and other expenses              16,518          24,196         1,790          6,177          4,717
                                      -------        --------        ------        -------        -------

TOTAL                                 $91,412        $142,770        $5,302        $92,395        $69,111
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                             TA IDEX MARSICO GROWTH
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $ 53,502        $27,676       $    43        $20,179        $22,978
Compensation to sales personnel         27,346         20,123         4,442          3,096          3,354
Printing and Postage                     6,973          5,132         1,132            789            855
Promotional Expenses                     3,212          2,363           522            364            394
Travel                                   3,104          2,285           504            352            380
Office and other expenses               20,792         15,300         3,378          2,354          2,550
                                      --------        -------       -------        -------        -------

TOTAL                                 $114,929        $72,879       $10,021        $27,134        $30,511
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                          TA IDEX PIMCO TOTAL RETURN
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $ 92,410       $ 57,553        $   175       $108,131       $27,284
Compensation to sales personnel        157,432         66,023         28,166         19,816         3,623
Printing and Postage                    40,143         16,835          7,182          5,053           924
Promotional Expenses                    18,489          7,753          3,308          2,327           426
Travel                                  17,874          7,495          3,197          2,250           411
Office and other expenses              119,703         50,200         21,416         15,067         2,754
                                      --------       --------        -------       --------       -------

TOTAL                                 $446,051       $205,859        $63,444       $152,644       $35,422
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                            TA IDEX SALOMON ALL CAP
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $281,403        $287,161       $   124       $314,796       $285,897
Compensation to sales personnel        129,760         131,432         8,727         29,925         26,906
Printing and Postage                    33,087          33,513         2,225          7,630          6,861
Promotional Expenses                    15,239          15,435         1,025          3,515          3,160
Travel                                  14,732          14,922           991          3,398          3,055
Office and other expenses               98,661          99,934         6,635         22,754         20,458
                                      --------        --------       -------       --------       --------

TOTAL                                 $572,882        $582,397       $19,727       $382,018       $346,337
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                        TA IDEX SALOMON INVESTORS VALUE
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $255,747        $36,317       $    7         $23,769        $16,780
Compensation to sales personnel        111,351         20,533        2,696           3,703          1,796
Printing and Postage                    28,393          5,236          688             944            458
Promotional Expenses                    13,077          2,411          317             435            211
Travel                                  12,642          2,331          306             420            204
Office and other expenses               84,665         15,612        2,050           2,816          1,366
                                      --------        -------       ------         -------        -------

TOTAL                                 $505,875        $82,440       $6,064         $32,087        $20,815
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                      TA IDEX T. ROWE PRICE HEALTH SCIENCES
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $ 54,683        $ 2,144        $   --        $4,928        $1,620
Compensation to sales personnel          23,844          4,236           830         1,918           204
Printing and Postage                      6,080          1,080           211           489            52
Promotional Expenses                      2,800            498            98           225            24
Travel                                    2,707            481            94           218            23
Office and other expenses                18,130          3,221           631         1,458           155
                                       --------        -------        ------        ------        ------

TOTAL                                  $108,244        $11,660        $1,864        $9,236        $2,078
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                        TA IDEX T. ROWE PRICE SMALL CAP
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $ 83,396        $19,852        $   --         19,769        $11,503
Compensation to sales personnel         45,657         10,635         1,785          2,573          1,709
Printing and Postage                    11,642          2,712           455            656            435
Promotional Expenses                     5,362          1,249           209            303            201
Travel                                   5,184          1,208           202            292            194
Office and other expenses               34,715          8,086         1,358          1,957          1,300
                                      --------        -------        ------        -------        -------

TOTAL                                 $185,956        $43,742        $4,009        $25,550        $15,342
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                  TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $39,421        $26,231        $   --         $27,583        $14,217
Compensation to sales personnel        18,423         13,226         1,725           4,251          1,419
Printing and Postage                    4,698          3,372           439           1,084            362
Promotional Expenses                    2,164          1,553           202             499            166
Travel                                  2,091          1,502           196             482            161
Office and other expenses              14,008         10,056         1,311           3,232          1,079
                                      -------        -------        ------         -------        -------

TOTAL                                 $80,805        $55,940        $3,873         $37,131        $17,404
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                               TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $257,210      $ 69,825       $    45        $ 75,993        $42,933
Compensation to sales personnel         238,661        91,721        35,421          48,800          5,241
Printing and Postage                     60,854        23,387         9,032          12,443          1,337
Promotional Expenses                     28,029        10,771         4,160           5,731            615
Travel                                   27,095        10,413         4,021           5,540            595
Office and other expenses               181,465        69,738        26,932          37,104          3,984
                                       --------      --------       -------        --------        -------

TOTAL                                  $793,314      $275,855       $79,611        $185,611        $54,705
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                  TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $171,555        $ 2,714        $     7        $ 8,467       $3,004
Compensation to sales personnel         72,117         17,613         19,733          2,450          320
Printing and Postage                    18,389          4,491          5,032            625           81
Promotional Expenses                     8,469          2,068          2,317            287           38
Travel                                   8,188          2,000          2,241            278           36
Office and other expenses               54,833         13,391         15,004          1,863          243
                                      --------        -------        -------        -------       ------

TOTAL                                 $333,551        $42,277        $44,334        $13,970       $3,722
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                         TA IDEX TRANSAMERICA EQUITY
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $ 93,956        $ 6,874        $     8        $6,579        $5,418
Compensation to sales personnel          59,335          4,385          5,044           845           498
Printing and Postage                     15,129          1,118          1,286           215           127
Promotional Expenses                      6,968            515            593            99            59
Travel                                    6,736            498            573            96            56
Office and other expenses                45,115          3,335          3,835           642           379
                                       --------        -------        -------        ------        ------

TOTAL                                  $227,239        $16,725        $11,339        $8,476        $6,537
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                    TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                                     ----------------------------------------------------------------------
                                      CLASS A         CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $184,248       $ 93,827        $   23        $76,021        $67,770
Compensation to sales personnel         70,391         34,705         2,381          7,421          6,018
Printing and Postage                    17,948          8,849           607          1,892          1,534
Promotional Expenses                     8,267          4,076           279            872            707
Travel                                   7,992          3,941           270            843            683
Office and other expenses               53,522         26,387         1,810          5,642          4,576
                                      --------       --------        ------        -------        -------

TOTAL                                 $342,368       $171,785        $5,370        $92,691        $81,288
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                        TA IDEX TRANSAMERICA MONEY MARKET
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $  278,485     $139,907        $    60       $167,401        $47,279
Compensation to sales personnel          364,062       76,410         24,780         35,489          8,799
Printing and Postage                      92,830       19,484          6,319          9,050          2,243
Promotional Expenses                      42,755        8,974          2,910          4,168          1,034
Travel                                    41,332        8,675          2,814          4,029            999
Office and other expenses                276,812       58,098         18,841         26,984          6,690
                                      ----------     --------        -------       --------        -------

TOTAL                                 $1,096,276     $311,548        $55,724       $247,121        $67,044
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                       TA IDEX TRANSAMERICA VALUE BALANCED
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $24,766        $25,532        $   --        $34,921        $24,329
Compensation to sales personnel         14,866         11,212         2,019          3,632          2,605
Printing and Postage                     3,791          2,859           514            927            665
Promotional Expenses                     1,746          1,317           237            427            306
Travel                                   1,688          1,273           229            413            295
Office and other expenses               11,303          8,525         1,535          2,761          1,981
                                       -------        -------        ------        -------        -------

TOTAL                                  $58,160        $50,718        $4,534        $43,081        $30,181
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                        TA IDEX ALGER AGGRESSIVE GROWTH
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $139,283       $ 96,721           --        $64,633        $76,154
Compensation to sales personnel          63,785         42,445       $1,782          7,270          7,496
Printing and Postage                     16,264         10,823          454          1,854          1,911
Promotional Expenses                      7,491          4,985          209            854            880
Travel                                    7,242          4,819          202            825            852
Office and other expenses                48,499         32,273        1,355          5,528          5,700
                                       --------       --------       ------        -------        -------

TOTAL                                  $282,564       $192,066       $4,002        $80,964        $92,993
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                              TA IDEX JANUS GLOBAL
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers               $463,540        $395,980      $     5        $215,335       $545,924
Compensation to sales personnel        212,487         118,513        6,178          15,769         42,039
Printing and Postage                    54,181          30,219        1,576           4,021         10,719
Promotional Expenses                    24,955          13,919          726           1,852          4,937
Travel                                  24,124          13,455          701           1,791          4,772
Office and other expenses              161,563          90,111        4,697          11,990         31,963
                                      --------        --------      -------        --------       --------

TOTAL                                 $940,850        $662,197      $13,883        $250,758       $640,354
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                         TA IDEX JANUS GROWTH & INCOME
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $29,915        $34,229       $    28        $30,355        $14,702
Compensation to sales personnel         15,674         21,621         5,992          4,052          2,499
Printing and Postage                     3,997          5,514         1,528          1,033            637
Promotional Expenses                     1,840          2,539           703            476            293
Travel                                   1,780          2,455           680            460            283
Office and other expenses               11,917         16,440         4,555          3,080          1,900
                                       -------        -------       -------        -------        -------

TOTAL                                  $65,123        $82,798       $13,486        $39,456        $20,314
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                       TA IDEX LKCM STRATEGIC TOTAL RETURN
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B      CLASS C**      CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $ 67,530       $31,991        $    3        $23,944        $26,967
Compensation to sales personnel          28,349        13,125           831          2,425          2,598
Printing and Postage                      7,228         3,346           212            618            662
Promotional Expenses                      3,329         1,542            98            285            305
Travel                                    3,218         1,490            94            275            295
Office and other expenses                21,555         9,979           632          1,843          1,975
                                       --------       -------        ------        -------        -------

TOTAL                                  $131,209       $61,473        $1,870        $29,390        $32,802
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                           TA IDEX PBHG MID CAP GROWTH
                                     ----------------------------------------------------------------------
                                       CLASS A        CLASS B       CLASS C**     CLASS C2**      CLASS M
                                     -----------    -----------    ----------     ----------    -----------
Compensation to dealers                $46,408        $ 60,825        $    9        $60,891        $30,136
Compensation to sales personnel         22,736          26,341         1,565          6,584          3,180
Printing and Postage                     5,797           6,717           399          1,679            811
Promotional Expenses                     2,670           3,093           184            773            374
Travel                                   2,581           2,991           178            748            361
Office and other expenses               17,288          20,027         1,190          5,006          2,418
                                       -------        --------        ------        -------        -------

TOTAL                                  $97,480        $119,994        $3,525        $75,681        $37,280
-----------------------------------------------------------------------------------------------------------

* Class T shares of TA IDEX Janus Growth are not subject to annual distribution and service fees.

** All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.

(1) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(3)   Since inception on March 1, 2003.

                          NET ASSET VALUE DETERMINATION

Net asset value is determined separately for each class of shares of a fund on each day as of the close of the regular session of business on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time, Monday through Friday, except on: (i) days on which changes in the value of portfolio securities will not materially affect the net asset value of a particular class of shares of the funds; (ii) days during which no shares of a fund are tendered for redemption and no orders to purchase shares of that fund are received; or
(iii) customary national holidays on which the Exchange is closed. The per share net asset value of each class of shares of a fund is determined by adding the fund's total assets, subtracting liabilities and dividing by the number of shares outstanding. The public offering price of a Class A, Class B, Class C, Class C2, Class M or Class T share of a fund is the net asset value per share plus the applicable sales charge in the case of Class A, Class M or Class T shares. Investment securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign), or on the NASDAQ National Market. Investment securities traded on the over-the-counter market and listed securities for which no sales are reported for the trading period immediately preceding the time of determination are valued at the last bid price. Foreign currency denominated assets and liabilities are converted into U.S. dollars at the closing exchange rate each day. Other securities for which quotations are not readily available are valued at fair values determined in such manner as a fund's sub-adviser, under the supervision of the Board of Trustees, decides in good faith.

                 OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS:

                                                                                                  OFFERING
                                                             NAV          MAX SALES   AMOUNT OF    PRICE
                                                          PER SHARE        CHARGE     SALES CHG   PER SHARE
-----------------------------------------------------------------------------------------------------------
TA IDEX Alger Aggressive Growth
Class A                                                     $18.82          5.50%      $ 1.10       $19.92
Class B                                                     $17.87          0.00%      $   --       $17.87
Class C(1)                                                  $17.87          0.00%      $   --       $17.87
Class C2(1)*                                                $17.87          0.00%      $   --       $17.87
Class M*                                                    $18.01          1.00%      $ 0.18       $18.19

TA IDEX American Century Large Company Value
Class A                                                     $ 9.09          5.50%      $ 0.53       $ 9.62
Class B                                                     $ 8.87          0.00%      $   --       $ 8.87
Class C(1)                                                  $ 8.87          0.00%      $   --       $ 8.87
Class C2(1)*                                                $ 8.87          0.00%      $   --       $ 8.87
Class M*                                                    $ 8.90          1.00%      $ 0.09       $ 8.99

TA IDEX American Century International
Class A                                                     $ 8.03          5.50%      $ 0.47       $ 8.50
Class B                                                     $ 7.70          0.00%      $   --       $ 7.70
Class C(1)                                                  $ 7.70          0.00%      $   --       $ 7.70
Class C2(1)*                                                $ 7.70          0.00%      $   --       $ 7.70
Class M*                                                    $ 7.75          1.00%      $ 0.08       $ 7.83

TA IDEX Asset Allocation-Conservative Portfolio
Class A                                                     $10.67          5.50%      $ 0.62       $11.29
Class B                                                     $10.66          0.00%      $   --       $10.66
Class C(1)                                                  $10.66          0.00%      $   --       $10.66
Class C2(1)*                                                $10.66          0.00%      $   --       $10.66
Class M*                                                    $10.66          1.00%      $ 0.11       $10.77

TA IDEX Asset Allocation - Growth Portfolio
Class A                                                     $ 9.82          5.50%      $ 0.57       $10.39
Class B                                                     $ 9.71          0.00%      $   --       $ 9.71
Class C(1)                                                  $ 9.71          0.00%      $   --       $ 9.71
Class C2(1)*                                                $ 9.71          0.00%      $   --       $ 9.71
Class M*                                                    $ 9.73          1.00%      $ 0.10       $ 9.83

TA IDEX Asset Allocation - Moderate Portfolio
Class A                                                     $10.42          5.50%      $ 0.61       $11.03
Class B                                                     $10.37          0.00%      $   --       $10.37
Class C(1)                                                  $10.37          0.00%      $   --       $10.37
Class C2(1)*                                                $10.37          0.00%      $   --       $10.37
Class M*                                                    $10.38          1.00%      $ 0.10       $10.48

TA IDEX Asset Allocation - Moderate Growth Portfolio
Class A                                                     $10.13          5.50%      $ 0.59       $10.72
Class B                                                     $10.09          0.00%      $   --       $10.09
Class C(1)                                                  $10.09          0.00%      $   --       $10.09
Class C2(1)*                                                $10.09          0.00%      $   --       $10.09
Class M*                                                    $10.09          1.00%      $ 0.10       $10.19

TA IDEX Clarion Real Estate Securities(4)
Class A                                                     $12.25          5.50%      $ 0.71       $12.96
Class B                                                     $12.22          0.00%      $   --       $12.22
Class C(1)                                                  $12.22          0.00%      $   --       $12.22
Class C2(1)*                                                $12.22          0.00%      $   --       $12.22
Class M*                                                    $12.22          1.00%      $ 0.12       $12.34

TA IDEX Federated Tax Exempt
Class A                                                     $11.70          4.75%      $ 0.58       $12.28
Class B                                                     $11.69          0.00%      $   --       $11.69
Class C(1)                                                  $11.69          0.00%      $   --       $11.69
Class C2(1)*                                                $11.70          0.00%      $   --       $11.70
Class M*                                                    $11.70          1.00%      $ 0.12       $11.82

TA IDEX Great Companies-America(SM)
Class A                                                     $ 8.77          5.50%      $ 0.51       $ 9.28
Class B                                                     $ 8.57          0.00%      $   --       $ 8.57
Class C(1)                                                  $ 8.57          0.00%      $   --       $ 8.57
Class C2(1)*                                                $ 8.57          0.00%      $   --       $ 8.57
Class M*                                                    $ 8.60          1.00%      $ 0.09       $ 8.69

TA IDEX Great Companies - Technology(SM)
Class A                                                     $ 3.61          5.50%      $ 0.21       $ 3.82
Class B                                                     $ 3.51          0.00%      $   --       $ 3.51
Class C(1)                                                  $ 3.51          0.00%      $   --       $ 3.51
Class C2(1)*                                                $ 3.51          0.00%      $   --       $ 3.51
Class M*                                                    $ 3.52          1.00%      $ 0.04       $ 3.56

TA IDEX Transamerica Small/Mid Cap Value(2)
Class A                                                     $12.94          5.50%      $ 0.75       $13.69
Class B                                                     $12.73          0.00%      $   --       $12.73
Class C(1)                                                  $12.73          0.00%      $   --       $12.73
Class C2(1)*                                                $12.73          0.00%      $   --       $12.73
Class M*                                                    $12.76          1.00%      $ 0.13       $12.89

TA IDEX Janus Balanced
Class A                                                     $17.43          5.50%      $ 1.01       $18.44
Class B                                                     $17.39          0.00%      $   --       $17.39
Class C(1)                                                  $17.39          0.00%      $   --       $17.39
Class C2(1)*                                                $17.39          0.00%      $   --       $17.39
Class M*                                                    $17.39          1.00%      $ 0.18       $17.57

TA IDEX Transamerica Flexible Income(3)
Class A                                                     $10.21          4.75%      $ 0.51       $10.72
Class B                                                     $10.20          0.00%      $   --       $10.20
Class C(1)                                                  $10.20          0.00%      $   --       $10.20
Class C2(1)*                                                $10.20          0.00%      $   --       $10.20
Class M*                                                    $10.20          1.00%      $ 0.10       $10.30

TA IDEX Janus Global
Class A                                                     $21.41          5.50%      $ 1.25       $22.66
Class B                                                     $20.25          0.00%      $   --       $20.25
Class C(1)                                                  $20.25          0.00%      $   --       $20.25
Class C2(1)*                                                $20.25          0.00%      $   --       $20.25
Class M*                                                    $20.31          1.00%      $ 0.21       $20.52

TA IDEX Janus Growth
Class A                                                     $19.73          5.50%      $ 1.15       $20.88
Class B                                                     $18.45          0.00%      $   --       $18.45
Class C(1)                                                  $18.45          0.00%      $   --       $18.45
Class C2(1)*                                                $18.45          0.00%      $   --       $18.45
Class M*                                                    $18.65          1.00%      $ 0.19       $18.84
Class T                                                     $20.45          8.50%      $ 1.90       $22.35

TA IDEX Janus Growth & Income
Class A                                                     $ 8.32          5.50%      $ 0.48       $ 8.80
Class B                                                     $ 8.15          0.00%      $   --       $ 8.15
Class C(1)                                                  $ 8.15          0.00%      $   --       $ 8.15
Class C2(1)*                                                $ 8.15          0.00%      $   --       $ 8.15
Class M*                                                    $ 8.17          1.00%      $ 0.08       $ 8.25

TA IDEX Jennison Growth
Class A                                                     $ 8.54          5.50%      $ 0.50       $ 9.04
Class B                                                     $ 8.14          0.00%      $   --       $ 8.14
Class C(1)                                                  $ 8.14          0.00%      $   --       $ 8.14
Class C2(1)*                                                $ 8.14          0.00%      $   --       $ 8.14
Class M*                                                    $ 8.20          1.00%      $ 0.08       $ 8.28

TA IDEX LKCM Strategic Total Return
Class A                                                     $16.10          5.50%      $ 0.94       $17.04
Class B                                                     $16.02          0.00%      $   --       $16.02
Class C(1)                                                  $16.02          0.00%      $   --       $16.02
Class C2(1)*                                                $16.02          0.00%      $   --       $16.02
Class M*                                                    $16.03          1.00%      $ 0.16       $16.19

TA IDEX Marsico Growth
Class A                                                     $ 8.97          5.50%      $ 0.52       $ 9.49
Class B                                                     $ 8.68          0.00%      $   --       $ 8.68
Class C(1)                                                  $ 8.68          0.00%      $   --       $ 8.68
Class C2(1)*                                                $ 8.68          0.00%      $   --       $ 8.68
Class M*                                                    $ 8.72          1.00%      $ 0.09       $ 8.81

TA IDEX PBHG Mid Cap Growth
Class A                                                     $ 9.23          5.50%      $ 0.54       $ 9.77
Class B                                                     $ 8.91          0.00%      $   --       $ 8.91
Class C(1)                                                  $ 8.91          0.00%      $   --       $ 8.91
Class C2(1)*                                                $ 8.91          0.00%      $   --       $ 8.91
Class M*                                                    $ 8.96          1.00%      $ 0.09       $ 9.05


TA IDEX PIMCO Real Return TIPS(4)
Class A                                                     $10.10          4.75%      $ 0.50       $10.60
Class B                                                     $10.08          0.00%      $   --       $10.08
Class C(1)                                                  $10.08          0.00%      $   --       $10.08
Class C2(1)*                                                $10.08          0.00%      $   --       $10.08
Class M*                                                    $10.08          1.00%      $ 0.10       $10.18

TA IDEX PIMCO Total Return
Class A                                                     $10.52          4.75%      $ 0.52       $11.04
Class B                                                     $10.51          0.00%      $   --       $10.51
Class C(1)                                                  $10.51          0.00%      $   --       $10.51
Class C2(1)*                                                $10.51          0.00%      $   --       $10.51
Class M*                                                    $10.51          1.00%      $ 0.11       $10.62

TA IDEX Salomon All Cap
Class A                                                     $13.95          5.50%      $ 0.81       $14.76
Class B                                                     $13.53          0.00%      $   --       $13.53
Class C(1)                                                  $13.53          0.00%      $   --       $13.53
Class C2(1)*                                                $13.53          0.00%      $   --       $13.53
Class M*                                                    $13.60          1.00%      $ 0.14       $13.74

TA IDEX Salomon Investors Value
Class A                                                     $12.51          5.50%      $ 0.73       $13.24
Class B                                                     $11.99          0.00%      $   --       $11.99
Class C(1)                                                  $11.99          0.00%      $   --       $11.99
Class C2(1)*                                                $11.99          0.00%      $   --       $11.99
Class M*                                                    $12.07          1.00%      $ 0.12       $12.19

TA IDEX T. Rowe Price Health Sciences
Class A                                                     $10.14          5.50%      $ 0.59       $10.73
Class B                                                     $10.03          0.00%      $   --       $10.03
Class C(1)                                                  $10.03          0.00%      $   --       $10.03
Class C2(1)*                                                $10.03          0.00%      $   --       $10.03
Class M*                                                    $10.05          1.00%      $ 0.10       $10.15

TA IDEX T. Rowe Price Small Cap
Class A                                                     $10.61          5.50%      $ 0.62       $11.23
Class B                                                     $10.28          0.00%      $   --       $10.28
Class C(1)                                                  $10.28          0.00%      $   --       $10.28
Class C2(1)*                                                $10.28          0.00%      $   --       $10.28
Class M*                                                    $10.33          1.00%      $ 0.10       $10.43

TA IDEX T. Rowe Price Tax-Efficient Growth
Class A                                                     $ 9.85          5.50%      $ 0.57       $10.42
Class B                                                     $ 9.66          0.00%      $   --       $ 9.66
Class C(1)                                                  $ 9.66          0.00%      $   --       $ 9.66
Class C2(1)*                                                $ 9.66          0.00%      $   --       $ 9.66
Class M*                                                    $ 9.69          1.00%      $ 0.10       $ 9.79

TA IDEX Templeton Great Companies Global
Class A                                                     $ 6.90          5.50%      $ 0.40       $ 7.30
Class B                                                     $ 6.74          0.00%      $   --       $ 6.74
Class C(1)                                                  $ 6.74          0.00%      $   --       $ 6.74
Class C2(1)*                                                $ 6.74          0.00%      $   --       $ 6.74
Class M*                                                    $ 6.77          1.00%      $ 0.07       $ 6.84

TA IDEX Transamerica Conservative High Yield Bond
Class A                                                     $ 9.08          4.75%      $ 0.45       $ 9.53
Class B                                                     $ 9.08          0.00%      $   --       $ 9.08
Class C(1)                                                  $ 9.08          0.00%      $   --       $ 9.08
Class C2(1)*                                                $ 9.08          0.00%      $   --       $ 9.08
Class M*                                                    $ 9.08          1.00%      $ 0.09       $ 9.17

TA IDEX Transamerica Convertible Securities
Class A                                                     $11.32          4.75%      $ 0.56       $11.88
Class B                                                     $11.31          0.00%      $   --       $11.31
Class C(1)                                                  $11.31          0.00%      $   --       $11.31
Class C2(1)*                                                $11.31          0.00%      $   --       $11.31
Class M*                                                    $11.31          1.00%      $ 0.11       $11.42

TA IDEX Transamerica Equity
Class A                                                     $ 6.86          5.50%      $ 0.40       $ 7.26
Class B                                                     $ 6.68          0.00%      $   --       $ 6.68
Class C(1)                                                  $ 6.68          0.00%      $   --       $ 6.68
Class C2(1)*                                                $ 6.68          0.00%      $   --       $ 6.68
Class M*                                                    $ 6.70          1.00%      $ 0.07       $ 6.77

TA IDEX Transamerica Growth Opportunities
Class A                                                     $ 5.95          5.50%      $ 0.35       $ 6.30
Class B                                                     $ 5.79          0.00%      $   --       $ 5.79
Class C(1)                                                  $ 5.79          0.00%      $   --       $ 5.79
Class C2(1)*                                                $ 5.79          0.00%      $   --       $ 5.79
Class M*                                                    $ 5.81          1.00%      $ 0.06       $ 5.87

TA IDEX Transamerica Money Market
Class A                                                     $ 1.00          0.00%      $   --       $ 1.00
Class B                                                     $ 1.00          0.00%      $   --       $ 1.00
Class C(1)                                                  $ 1.00          0.00%      $   --       $ 1.00
Class C2(1)*                                                $ 1.00          0.00%      $   --       $ 1.00
Class M*                                                    $ 1.00          1.00%      $ 0.01       $ 1.01

TA IDEX Transamerica Value Balanced
Class A                                                     $11.49          5.50%      $ 0.67       $12.16
Class B                                                     $11.46          0.00%      $   --       $11.46
Class C(1)                                                  $11.46          0.00%      $   --       $11.46
Class C2(1)*                                                $11.46          0.00%      $   --       $11.46
Class M*                                                    $11.47          1.00%      $ 0.12       $11.59

* Effective November 11, 2002, this Class was not available to new investors.

(1) All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.

(2) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(3) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(4)   Since inception on March 1, 2003.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B and Class C shares (also Class C2 and Class M shares) of a fund are anticipated to be lower than the per share income dividends on Class A shares of that fund (and Class T shares of TA IDEX Janus Growth), as a result of higher distribution and service fees applicable to the Class B, Class C, Class C2 and Class M shares.

                              SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the prospectus.

                                RETIREMENT PLANS

Transamerica IDEX offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plans for both corporations and self-employed individuals, and for Individual Retirement Accounts, Code Section 401(k) Plans and Simplified Employee Pension Plans are available by calling or writing Transamerica IDEX Customer Service. These plans require the completion of separate applications, which are also available from Transamerica IDEX Customer Service. State Street Bank & Trust, Kansas City, Missouri ("State Street"), acts as the custodian or trustee under these plans for which it charges an annual fee of up to $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your retirement plan is under custody of State Street and your combined retirement account balances per taxpayer identification number are more than $50,000, there is generally no fee. Shares of a fund are also available for investment by Code Section 403(b)(7) retirement plans for employees of charities, schools, and other qualifying employers. TA IDEX Federated Tax Exempt is not well-suited as an investment vehicle for tax-deferred retirement plans which cannot benefit from tax-exempt income and whose distributed earnings are taxable to individual recipients as ordinary income. To receive additional information or forms on these plans, please call Transamerica IDEX Customer Service at 1-888-233-4339 (toll free) or write to AEGON/Transamerica Investor Services, Inc. at P.O. Box 9015, Clearwater, Florida 33758-9015. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. Class B share, Class C share and Class M share and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to Transamerica IDEX.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge (CDSC) is waived on redemptions of Class B, Class C and Class M shares (and Class A, C and T, when applicable) in the circumstances described below:

(a) Redemption upon Total Disability or Death

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the Federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in a fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

The amount of a shareholder's investment in a fund at the time election to participate in the SWP is made with respect to the fund is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The funds reserve the right to change the terms and conditions of the SWP and the ability to offer the SWP.

Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c) Reinvestment Privilege

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

(d) Certain Retirement Plan Withdrawals

For accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.)

                                      TAXES

Each fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). (See, however, the discussion of TA IDEX Federated Tax Exempt, below.) If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

 Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

In order for TA IDEX Federated Tax Exempt to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the fund's portfolio must consist of exempt-interest obligations. If TA IDEX Federated Tax Exempt invests in any instruments that generate taxable income, distributions of the interest earned thereon will be taxable to that fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if that fund realizes capital gains as a result of market transactions, any distributions of those gains will be taxable to its shareholders as capital gains.

Proposals may be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by TA IDEX Federated Tax Exempt and the value of its portfolio securities would be affected. In that event, TA IDEX Federated Tax Exempt will re-evaluate its investment objective and policies.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Each fund, except TA IDEX Federated Tax Exempt, may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not exigible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

A fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a. fail to provide the fund with their correct taxpayer identification number,
b.    fail to make required certifications or,
c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

                             PRINCIPAL SHAREHOLDERS

            As of December 31, 2003, the Trustees and officers as a group owned less than 1% of any class of each fund's outstanding shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or 5% or more of the outstanding shares of a class of a fund, except as follows:

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          25.77%
Portfolio Investment Account                   Flexible Income
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX Transamerica             A          15.59%
Portfolio Investment Account                   Flexible Income
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          15.24%
Growth Portfolio Investment Account            Flexible Income
St. Petersburg, FL

CONAGRA                                        TA IDEX Janus Growth             T          33.70%
Boston, MA

AMAS Bank/Schwanen Effekten                    TA IDEX Alger Aggressive         A           7.51%
Omnibus Account                                Growth
Switzerland

AMAS Bank/Schwanen Effekten                    TA IDEX Janus Global             A           9.36%
Omnibus Account
Switzerland

TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          38.97%
Portfolio Investment Account                   Conservative High Yield Bond
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX Transamerica             A          21.79%
Portfolio Investment Account                   Conservative High Yield Bond
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          21.42%
Growth Investment Account                      Conservative High Yield Bond
St. Petersburg, FL

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Stephen P. Elias                               TA IDEX Federated Tax            M           8.78%
Amherst, NH                                    Exempt

Pershing LLC                                   TA IDEX Federated Tax            M          20.63%
Jersey City, NJ                                Exempt

Raymond James & Associates, Inc.               TA IDEX Federated Tax            M           6.57%
St. Petersburg, FL                             Exempt

Patricia Jennings Bober Trust                  TA IDEX Transamerica             M           6.05%
Summit, NJ                                     Conservative High Yield Bond

Berwyn Heights Volunteer Fire Department       TA IDEX Transamerica             M           5.13%
Berwyn Heights, MD                             Value Balanced

Investors Bank & Trust Co                      TA IDEX Jennison Equity          A           5.97%
Purchase, NY                                   Opportunity

TA IDEX  Asset Allocation - Moderate           TA IDEX American Century         A          44.53%
Growth Portfolio Investment Account            International
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio   TA IDEX American Century         A          24.78%
Investment Account                             International
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX American Century         A          18.85%
Portfolio Investment Account                   International
St. Petersburg, FL

Elizabeth M. Swailes Trust                     TA IDEX American Century         M           5.44%
Oxford, OH                                     International

TA IDEX  Asset Allocation - Moderate           TA IDEX Salomon Investors        A          41.41%
Growth Portfolio                               Value
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio   TA IDEX Salomon Investors        A          26.03%
Investment Account                             Value
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Salomon Investors        A          22.42%
Portfolio Investment Account                   Value
St. Petersburg, FL

TA IDEX  Asset Allocation -  Conservative      TA IDEX Salomon Investors        A           5.88%
Portfolio Investment Account                   Value
St. Petersburg, FL

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
TA IDEX  Asset Allocation - Moderate           TA IDEX Marsico Growth           A          37.80%
Growth Portfolio
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Marsico Growth           A          30.07%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX T. Rowe Price Tax-       A          36.96%
Portfolio Investment Account                   Efficient Growth
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX T. Rowe Price            A          36.05%
Growth Portfolio Investment Account            Small Cap
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX T. Rowe Price            A          23.82%
Portfolio Investment Account                   Small Cap
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio   TA IDEX T. Rowe Price            A          23.06%
Investment Account                             Small Cap
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX T. Rowe Price            A           8.26%
Portfolio Investment Account                   Small Cap
St. Petersburg, FL

Antony Murigu                                  TA IDEX T. Rowe Price            M           5.42%
San Diego, CA                                  Small Cap

TA IDEX  Asset Allocation - Moderate           TA IDEX Salomon All Cap          A          34.66%
Growth Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio   TA IDEX Salomon All Cap          A          21.39%
Investment Account
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Salomon All Cap          A          18.54%
Portfolio Investment Account
St. Petersburg, FL

Investors Bank & Trust Company                 TA IDEX PBHG Mid Cap             A           5.58%
Purchase, NY                                   Growth

Pershing LLC                                   TA IDEX Transamerica             C          10.03%
Jersey City, NJ                                Money Market

Clifford Novotny                               TA IDEX Transamerica             C           5.98%
Indianapolis, IN                               Money Market

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Glen Ashworth                                  TA IDEX Transamerica             C           5.98%
Kaufman, TX                                    Money Market

Jim Chorley                                    TA IDEX Transamerica             C           5.52%
IRA                                            Money Market
Houston, TX

TA IDEX  Asset Allocation - Moderate           TA IDEX Clarion Real Estate      A          45.12%
Portfolio Investment Account                   Securities
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX Clarion Real Estate      A          20.79%
Portfolio Investment Account                   Securities
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Clarion Real Estate      A          20.22%
Growth Portfolio Investment Account            Securities
St. Petersburg, FL

TA IDEX  Asset Allocation -  Growth            TA IDEX Clarion Real Estate      A          11.25%
Portfolio Investment Account                   Securities
St. Petersburg, FL

AEGON/Transamerica Fund Advisers               TA IDEX Clarion Real Estate      B           6.14%
Seed Money Account                             Securities
St. Petersburg, FL

AEGON/Transamerica Fund Advisers               TA IDEX Clarion Real Estate      C2         53.74%
Seed Money Account                             Securities
St. Petersburg, FL

Patricia B. Boudreaux                          TA IDEX Clarion Real Estate      C2         11.66%
IRA                                            Securities
Dickinson, TX

J. D. Johnson Trust                            TA IDEX Clarion Real Estate      C2          7.74%
Austin, TX                                     Securities

Betty H. Farrar                                TA IDEX Clarion Real Estate      C2          6.97%
Richmond, VA                                   Securities

Edward M. Stein                                TA IDEX Clarion Real Estate      C          10.01%
Great Falls, MT                                Securities

Merrill Lynch Pierce Fenner & Smith, Inc. ,    TA IDEX Clarion Real Estate      C           9.88%
Inc.                                           Securities
Jacksonville, FL

D. A. Davidson & Co. Inc.                      TA IDEX Clarion Real Estate      C           7.82%
Great Falls, MT                                Securities

D. A. Davidson & Co. Inc.                      TA IDEX Clarion Real Estate      C           7.16%
Great Falls, MT                                Securities

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Joan and Clark Scarboro.                       TA IDEX Clarion Real Estate      C           6.64%
Great Falls, MT                                Securities

AEGON/Transamerica Fund Advisers               TA IDEX Clarion Real Estate      C           5.12%
Seed Money Account                             Securities
St. Petersburg, FL

AEGON/Transamerica Fund Advisers               TA IDEX Clarion Real Estate      M          41.13%
Seed Money Account                             Securities
St. Petersburg, FL

D. A. Davidson & Co. Inc.                      TA IDEX Clarion Real Estate      M          29.87%
Great Falls, MT                                Securities

June C. Wohlfeil                               TA IDEX Clarion Real Estate      M           6.64%
Great Falls, MT                                Securities

Legg Mason Wood Walker Inc.                    TA IDEX Salomon All Cap          C2          5.88%
Baltimore, MD

Legg Mason Wood Walker Inc.                    TA IDEX Jennison Equity          C2          5.68%
Baltimore, MD                                  Opportunity

Merrill Lynch Pierce Fenner & Smith, Inc.,     TA IDEX Jennison Equity          C2          5.28%
Jacksonville, FL                               Opportunity

MacCourt Products, Inc.                        TA IDEX T. Rowe Price Tax-       C2          8.11%
Denver, CO                                     Efficient Growth

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Transamerica             C2         16.77%
Jacksonville, FL                               Flexible Income

Raymond James & Associates, Inc.               TA IDEX Transamerica             C2          8.31%
St. Petersburg, FL                             Flexible Income

Bykowski Equipment Company                     TA IDEX Marsico Growth           C2          7.80%
Denver, CO

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Marsico Growth           C2          7.43%
Jacksonville, FL

Legg Mason Wood Walker Inc.                    TA IDEX Marsico Growth           C2          6.60%
Baltimore, MD

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Transamerica             C2         64.34%
Jacksonville, FL                               Conservative High Yield Bond

LPL Financial Services                         TA IDEX American Century         C2          5.75%
San Diego, CA                                  International

Johanna K. Black Trust                         TA IDEX T. Rowe Price            C2          8.97%
Boston, MA                                     Small Cap

Merit Electric, Ltd.                           TA IDEX LKCM Strategic           C2          7.58%
Denver, CO                                     Total Return

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Federated Tax            C2         48.02%
Jacksonville, FL                               Exempt

Gilbert R. Irwin                               TA IDEX Federated Tax            C2          5.36%
Haymarket, VA                                  Exempt

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Salomon Investors        C2          6.88%
Jacksonville, FL                               Value

Investors Bank & Trust Company                 TA IDEX American Century         A          11.91%
Purchase, NY                                   Income & Growth

Raymond James & Associates, Inc.               TA IDEX American Century         C2         22.94%
St. Petersburg, FL                             Income & Growth

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX American Century         C2         14.87%
Jacksonville, FL                               Income & Growth

TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          35.46%
Growth Portfolio Investment Account            Equity
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          31.61%
Portfolio Investment Account                   Equity
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio   TA IDEX Transamerica             A          17.83%
Investment Account                             Equity
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX Transamerica             A           5.90%
Portfolio Investment Account                   Equity
St. Petersburg, FL

RBC Dain Rauscher                              TA IDEX Transamerica             M          16.83%
Batavia, IL                                    Equity

Pershing LLC                                   TA IDEX Transamerica             M           8.40%
Jersey City, NJ                                Equity

Pershing LLC                                   TA IDEX Transamerica             M           5.78%
Jersey City, NJ                                Equity

Pershing LLC                                   TA IDEX Transamerica             M           5.21%
Jersey City, NJ                                Equity

Su Chin Tsou Huang                             TA IDEX Transamerica             M           5.03%
Arcadia, CA                                    Equity

Pershing LLC                                   TA IDEX Transamerica             C2          6.63%
Jersey City, NJ                                Equity

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          30.07%
Growth Portfolio Investment Account            Growth Opportunities
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          19.13%
Portfolio Investment Account                   Growth Opportunities
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio   TA IDEX Transamerica             A          16.81%
Investment Account                             Growth Opportunities
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX Transamerica             A           6.44%
Portfolio Investment Account                   Growth Opportunities
St. Petersburg, FL

Merrill Lynch Pierce Fenner & Smith, Inc.,     TA IDEX Great Companies -        A           9.46%
Jacksonville, FL                               America(SM)


Merrill Lynch Pierce Fenner & Smith, Inc.,     TA IDEX Great Companies -        B          13.16%%
Jacksonville, FL                               America(SM)


Merrill Lynch Pierce Fenner & Smith, Inc.,     TA IDEX Great Companies -        C2         19.48%
Jacksonville, FL                               America(SM)


TA IDEX  Asset Allocation - Moderate           TA IDEX Great Companies -        A          33.90%
Growth Portfolio Investment Account            Technology(SM)
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Great Companies -        A          26.08%
Portfolio Investment Account                   Technology(SM)
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio   TA IDEX Great Companies -        A          18.70%
Investment Account                             Technology(SM)
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX Great Companies -        A          10.06%
Portfolio Investment Account                   Technology(SM)
St. Petersburg, FL

Merrill Lynch Pierce Fenner & Smith, Inc.,     TA IDEX Great Companies -        C2          7.93%
Jacksonville, FL                               Technology(SM)

Jeffrey L. Korach                              TA IDEX Great Companies -        C2          5.87%
Beachwood, OH                                  Technology(SM)

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
TA IDEX  Asset Allocation -  Moderate          TA IDEX Templeton Great          A          37.37%
Growth Portfolio Investment Account            Companies Global
St. Petersburg, FL

TA IDEX  Asset Allocation -  Growth            TA IDEX Templeton Great          A          23.91%
Portfolio Investment Account                   Companies Global
St. Petersburg, FL

TA IDEX  Asset Allocation -  Conservative      TA IDEX Templeton Great          A          11.66%
Portfolio Investment Account                   Companies Global
St. Petersburg, FL

TA IDEX  Asset Allocation -  Moderate          TA IDEX Templeton Great          A          11.19%
Portfolio Investment Account                   Companies Global
St. Petersburg, FL

Hascall Steel Company                          TA IDEX Templeton Great          C2          6.91%
401K PS Plan                                   Companies Global
Denver, CO

R. Charles Oldfield                            TA IDEX Templeton Great          C2          5.98%
La Grange, IL                                  Companies Global

David R. and Kathleen K. Black                 TA IDEX Templeton Great          C2          5.70%
Spring, TX                                     Companies Global

Pershing LLC                                   TA IDEX Templeton Great          M          26.68%
Jersey City, NJ                                Companies Global

Daniel T. Plesac Trust                         TA IDEX Templeton Great          M           9.65%
Chicago, IL                                    Companies Global

TA IDEX  Asset Allocation - Conservative       TA IDEX Transamerica             A           9.64%
Portfolio Investment Account                   Money Market
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A           6.17%
Portfolio Investment Account                   Money Market
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX T. Rowe Price            A          40.65%
Growth Portfolio Investment Account            Health Sciences
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX T. Rowe Price            A          26.28%
Portfolio Investment Account                   Health Sciences
St. Petersburg, FL

TA IDEX  Asset Allocation -  Growth            TA IDEX T. Rowe Price            A          22.60%
Portfolio Investment Account                   Health Sciences
St. Petersburg, FL

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
TA IDEX  Asset Allocation -  Conservative      TA IDEX T. Rowe Price            A           7.74%
Portfolio Investment Account                   Health Sciences
St. Petersburg, FL

Hascall Steel Company                          TA IDEX T. Rowe Price            C2         19.92%
401K PS Plan                                   Health Sciences
Denver, CO

Merrill Lynch Fenner & Smith, Inc.             TA IDEX T. Rowe Price            C2         16.51%
Jacksonville, FL                               Health Sciences

AEGON/Transamerica Fund Advisers               TA IDEX T. Rowe Price            C2         13.04%
Seed Money Account                             Health Sciences
St. Petersburg, FL

Brown Berardini & Dunning PC                   TA IDEX T. Rowe Price            C2          9.61%
401K                                           Health Sciences
Denver, CO

AEGON/Transamerica Fund Advisers               TA IDEX T. Rowe Price            M          33.00%
Seed Money Account                             Health Sciences
St. Petersburg, FL

Wilfred W. and  Mary C. Krech                  TA IDEX T. Rowe Price            M          16.88%
Inver Grove Heights, MN                        Health Sciences

Stephens Inc.                                  TA IDEX T. Rowe Price            M          10.58%
Little Rock, AR                                Health Sciences

Gary D. Lindsey                                TA IDEX T. Rowe Price            M           6.10%
Leon, IA                                       Health Sciences

TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          42.82%
Portfolio Investment Account                   Convertible Securities
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          30.49%
Growth Portfolio Investment Account            Convertible Securities
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX Transamerica             A          23.82%
Portfolio Investment Account                   Convertible Securities
St. Petersburg, FL

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Transamerica             C2         25.41%
Jacksonville, FL                               Convertible Securities

AEGON/Transamerica Fund Advisers               TA IDEX Transamerica             C2         12.13%
Seed Money Account                             Convertible Securities
St. Petersburg, FL

Hascall Steel Company                          TA IDEX Transamerica             C2         10.89%
401K PS Plan                                   Convertible Securities
Denver, CO

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Webb Electric Company of Florida, Inc.         TA IDEX Transamerica             C2          8.23%
Pensacola, FL                                  Convertible Securities

AEGON/Transamerica Fund Advisers               TA IDEX Transamerica             M          29.20%
Seed Money Account                             Convertible Securities
St. Petersburg, FL

Pershing LLC                                   TA IDEX Transamerica             M          19.22%
Jersey City, NJ                                Convertible Securities

First Clearing, LLC                            TA IDEX Transamerica             M           8.80%
Collateral Account                             Convertible Securities
Haines City, FL

Pershing LLC                                   TA IDEX Transamerica             M           6.71%
Jersey City, NJ                                Convertible Securities

Merrill Lynch Fenner & Smith, Inc.             TA IDEX Moderate Asset           B           8.43%
Jacksonville, FL                               Allocation -

TA IDEX  Asset Allocation - Moderate           TA IDEX PIMCO Total              A          33.64%
Portfolio Investment Account                   Return
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX PIMCO Total              A          27.81%
Growth Portfolio Investment Account            Return
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX PIMCO Total              A          18.67%
Portfolio Investment Account                   Return
St. Petersburg, FL

Legg Mason Wood Walker Inc.                    TA IDEX PIMCO Total              C2         25.57%
Baltimore, MD                                  Return

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX PIMCO Total              C2         10.51%
Jacksonville, FL                               Return

Raymond James & Associates, Inc.               TA IDEX PIMCO Total              C2         10.49%
St. Petersburg, FL                             Return

AEGON/Transamerica Fund Advisers               TA IDEX PIMCO Total Return       M           9.57%
Seed Money Account
St. Petersburg, FL

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       A           8.54%
Jacksonville, FL                               Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       B           8.67%
Jacksonville, FL                               Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       C2         18.55%
Jacksonville, FL                               Conservative Portfolio

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Legg Mason Wood Walker Inc.                    TA IDEX Asset Allocation -       C2          5.34%
Baltimore, MD                                  Conservative Portfolio

Frederick R. Riley                             TA IDEX Asset Allocation -       M           7.53%
Rockford, MI                                   Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       A           8.05%
Jacksonville, FL                               Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       B          11.91%
Jacksonville, FL                               Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       C2         19.68%
Jacksonville, FL                               Moderate Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       A           7.38%
Jacksonville, FL                               Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       B          12.60%
Jacksonville, FL                               Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       C2         22.83%
Jacksonville, FL                               Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       A          12.75%
Jacksonville, FL                               Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       B          12.11%
Jacksonville, FL                               Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       C2         18.90%
Jacksonville, FL                               Growth Portfolio

Bear Stearns Securities Corporation            TA IDEX Alger Aggressive         C          21.23%
Brooklyn, NY                                   Growth

Bear Stearns Securities Corporation            TA IDEX Alger Aggressive         C           9.27%
Brooklyn, NY                                   Growth

L. Jean Ver Steeg                              TA IDEX Alger Aggressive         C           8.22%
Cleghorn, IA                                   Growth

Bear Stearns Securities Corporation            TA IDEX Alger Aggressive         C           6.28%
Brooklyn, NY                                   Growth

Bear Stearns Securities Corporation            TA IDEX Alger Aggressive         C           5.01%
Brooklyn, NY                                   Growth

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX American Century         C          31.21%
Jacksonville, FL                               Income & Growth

Glen E. Steen                                  TA IDEX American Century         C           8.43%
Weehawken, NJ                                  Income & Growth

Walter A. Rosenbaum                            TA IDEX American Century         C           6.34%
Weehawken, NJ                                  Income & Growth

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Bear Stearns Securities Corporation            TA IDEX American Century         C          11.57%
Brooklyn, NY                                   International

Bear Stearns Securities Corporation            TA IDEX American Century         C           6.08%
Brooklyn, NY                                   International

Bear Stearns Securities Corporation            TA IDEX American Century         C           5.59%
Brooklyn, NY                                   International

Raymond James & Associates, Inc.               TA IDEX Federated Tax            C          19.19%
St. Petersburg, FL                             Exempt

Raymond James & Associates, Inc.               TA IDEX Federated Tax            C          15.88%
St. Petersburg, FL                             Exempt

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Federated Tax            C          13.00%
Jacksonville, FL                               Exempt

Pershing LLC                                   TA IDEX Federated Tax            C           8.68%
Jersey City, NJ                                Exempt

Citigroup Global Markets Inc.                  TA IDEX Federated Tax            C           5.53%
New York, NY                                   Exempt

Kenneth P. Lyons                               TA IDEX Federated Tax            C           5.08%
St. Louis, MO                                  Exempt

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Great Companies --       C          11.63%
Jacksonville, FL                               America(SM)

Ken Fogle Builders Inc                         TA IDEX Templeton Great          C          21.09%
Norcross, GA                                   Companies Global

Faber Family Charitable                        TA IDEX Templeton Great          C          11.31%
Le Mars, IA                                    Companies Global

Shirley F. Chou & Lesheng Chou                 TA IDEX Templeton Great          C           8.32%
McLean, VA                                     Companies Global

David L. and Cynthia S. Quillen                TA IDEX Templeton Great          C           5.11%
Wichita, KS                                    Companies Global

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Great Companies --       C          10.80%
Jacksonville, FL                               Technology(SM)

John P. Egitto, DMD, PA                        TA IDEX Great Companies --       C           5.71%
North Palm Beach, FL                           Technology(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Transamerica             C           8.13%
Jacksonville, FL                               Small/Mid Cap Value

Kathleen Tamuccio                              TA IDEX Transamerica             C          10.54%
Pelham Manor, NY                               Flexible Income

Helma W. C. Reichenbach Trust                  TA IDEX Transamerica             C           6.37%
Reno, NV                                       Flexible Income

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Pribyl Crut                                    TA IDEX Transamerica             C           5.44%
St. Petersburg, FL                             Flexible Income

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Transamerica             C           5.43%
Jacksonville, FL                               Flexible Income

Ellen Williams Bender                          TA IDEX Janus Growth             C            6.18
Potomac, MD

Klaus D. Schadle                               TA IDEX Janus Growth &           C          10.61%
Fairfax, VA                                    Income

Barry Pershan                                  TA IDEX Janus Growth &           C           8.80%
Olney, MD                                      Income

Michael D. and Charlotte A. Zeiders            TA IDEX Janus Growth &           C           5.15%
Woodbridge, CT                                 Income

Helen J. Metcalf Trust                         TA IDEX LKCM Strategic           C          19.30%
Clearwater, FL                                 Total Return

Gary J. and Raylene J. Hall                    TA IDEX LKCM Strategic           C          10.97%
                                               Total Return

Pershing LLC                                   TA IDEX LKCM Strategic           C           9.16%
Jersey City, NJ                                Total Return

Pershing LLC                                   TA IDEX LKCM Strategic           C           6.10%
Jersey City, NJ                                Total Return

Charles R. Grosvenor, Sr.                      TA IDEX LKCM Strategic           C           5.92%
Worcester, MA                                  Total Return

James Winston                                  TA IDEX LKCM Strategic           C           5.87%
San Antonio, TX                                Total Return

Pershing LLC                                   TA IDEX Marsico Growth           C           6.52%
Jersey City, NJ

Bear Stearns Securities Corporation            TA IDEX Marsico Growth           C           6.46%
Brooklyn, NY

Pershing LLC                                   TA IDEX Marsico Growth           C           6.05%
Jersey City, NJ

Pershing LLC                                   TA IDEX PBHG Mid Cap             C           8.89%
Jersey City, NJ                                Growth

Pershing LLC                                   TA IDEX PBHG Mid Cap             C           7.82%
Jersey City, NJ                                Growth

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX PBHG Mid Cap             C           5.86%
Jacksonville, FL                               Growth

David J. Corn                                  TA IDEX PBHG Mid Cap             C           5.63%
Inman, SC                                      Growth

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Citigroup Global Markets, Inc.                 TA IDEX PBHG Mid Cap             C           5.49%
New York, NY                                   Growth

Pershing LLC                                   TA IDEX PBHG Mid Cap             C           5.17%
Jersey City, NY                                Growth

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX PIMCO Total              C           7.88%
Jacksonville, FL                               Return

Citigroup Global Markets, Inc.                 TA IDEX PIMCO Total              C           5.33%
Jacksonville, FL                               Return

Neely H. Laubendorfer Trust                    TA IDEX Salomon Investors        C          10.65%
Centerville, OH                                Value

Price Family Trust                             TA IDEX Salomon Investors        C           9.47%
Scottsdale, AZ                                 Value

Walter A. Rosenbaum                            TA IDEX Salomon Investors        C           7.77%
IRA                                            Value
Weehawken, NJ

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX T. Rowe Price            C          14.67%
Jacksonville, FL                               Health Sciences

Pershing LLC                                   TA IDEX T. Rowe Price            C          10.78%
Jersey City, NJ                                Health Sciences

H&R Block Financial Advisors                   TA IDEX T. Rowe Price            C           6.54%
Detroit, MI                                    Health Sciences

Todd A. Pytlinski Trust                        TA IDEX T. Rowe Price            C           5.37%
Ballwin, MO                                    Health Sciences

Jerry M. Shea                                  TA IDEX T. Rowe Price            C           5.22%
Lincoln, NE                                    Health Sciences

Raymond James & Associates, Inc.               TA IDEX T. Rowe Price            C          14.62%
St. Petersburg, FL                             Small Cap

Raymond James & Associates, Inc.               TA IDEX T. Rowe Price            C          10.29%
St. Petersburg, FL                             Small Cap

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX T. Rowe Price            C           8.33%
Jacksonville, FL                               Small Cap

Pershing LLC                                   TA IDEX T. Rowe Price            C           6.36%
Jersey City, NJ                                Small Cap

Mary A. Tye Trust                              TA IDEX T. Rowe Price Tax-       C          19.18%
Mount Carmel, PA                               Efficient Growth

Margaret L. Roth Trust                         TA IDEX T. Rowe Price Tax-       C           9.94%
Clarkston, MI                                  Efficient Growth

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Mary A. Tye Trust Tracey Wightman              TA IDEX T. Rowe Price Tax-       C           7.13%
Mount Carmel, PA                               Efficient Growth

Edna G. Dillingham                             TA IDEX T. Rowe Price Tax-       C           5.30%
Aurora, CO                                     Efficient Growth

US Clearing Corporation                        TA IDEX T. Rowe Price Tax-       C           5.03%
New York, NY                                   Efficient Growth

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Transamerica             C           6.68%
Jacksonville, FL                               Conservative High Yield Bond

Kathleen Tamuccio                              TA IDEX Transamerica             C          17.20%
Pelham Manor, NY                               Conservative High Yield Bond

International Alpaca Company                   TA IDEX Transamerica             C          11.29%
Mantua, OH                                     Conservative High Yield Bond

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Transamerica             C          37.82%
Jacksonville, FL                               Equity

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Transamerica             C          27.27%
Jacksonville, FL                               Growth Opportunities

Pershing LLC                                   TA IDEX Transamerica             C           8.65%
Jersey City, NJ                                Growth Opportunities

Citigroup Global Markets, Inc.                 TA IDEX Transamerica             C           5.91%
New York, NY                                   Growth Opportunities

Roberta M. Guglielmelli                        TA IDEX Transamerica             C           5.36%
Mountain View, CA                              Growth Opportunities

Joyce Yuk Woon Chang                           TA IDEX Transamerica             C           5.04%
Fairfax, VA                                    Growth Opportunities

Pershing LLC                                   TA IDEX Transamerica             C          13.98%
Jersey City, NJ                                Value Balanced

Pershing LLC                                   TA IDEX Transamerica             C           8.96%
Jersey City, NJ                                Value Balanced

Rosalie A. Oliver                              TA IDEX Transamerica             C           6.03%
Missouri Valle, IA                             Value Balanced

Thomas D. Stringer                             TA IDEX Transamerica             C           6.02%
IRA                                            Value Balanced
Santa Monica, CA

Valerie Bredemeier                             TA IDEX Transamerica             C           5.39%
Los Gatos, CA                                  Value Balanced

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       C          23.78%
Jacksonville, FL                               Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       C          25.23%
Jacksonville, FL                               Moderate Portfolio

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       C          25.21%
Jacksonville, FL                               Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Asset Allocation -       C          24.64%
Jacksonville, FL                               Growth Portfolio

James L. Carter                                TA IDEX Janus Global             C          22.00%
Batavia, OH

Kenneth R. Younkin Family Trust                TA IDEX Janus Global             C          16.00%
Galt, CA

Suzanne A. and Michael W. Gearhart             TA IDEX Janus Global             C          15.88%
Ellicott City, MD

Sandra J. Lock                                 TA IDEX Janus Global             C          11.36%
Cincinnati, OH

Anne W. Werner Trust                           TA IDEX Janus Global             C           7.45%
Cincinnati, OH

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Janus Growth &           B           7.00%
Jacksonville, FL                               Income

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Janus Growth &           C2          9.33%
Jacksonville, FL                               Income

Harbor Associates                              TA IDEX Janus Growth &           M          15.69%
Palm Harbor, FL                                Income

Charles V. Phillips, Jr.                       TA IDEX Janus Growth &           M           5.56%
Bethesda, MD                                   Income

TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          33.90%
Growth Portfolio Investment Account            Small/Mid Cap Value
St. Petersburg, FL

TA IDEX  Asset Allocation - Growth Portfolio   TA IDEX Transamerica             A          22.98%
Investment Account                             Small/Mid Cap Value
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX Transamerica             A          21.53%
Portfolio Investment Account                   Small/Mid Cap Value
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX Transamerica             A           6.03%
Portfolio Investment Account                   Small/Mid Cap Value
St. Petersburg, FL

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX Transamerica             C2          8.05%
Jacksonville, FL                               Small/Mid Cap Value

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
TA IDEX  Asset Allocation - Moderate           TA IDEX PIMCO Real               A          58.52%
Portfolio Investment Account                   Return TIPS
St. Petersburg, FL

TA IDEX  Asset Allocation - Moderate           TA IDEX PIMCO Real               A          20.46%
Growth Portfolio Investment Account            Return TIPS
St. Petersburg, FL

TA IDEX  Asset Allocation - Conservative       TA IDEX PIMCO Real               A          19.41%
Portfolio Investment Account                   Return TIPS
St. Petersburg, FL

Lester Charitable Trust                        TA IDEX PIMCO Real               B          12.14%
Bradyville, TN                                 Return TIPS

Maurice Flynn                                  TA IDEX PIMCO Real               B           6.55%
IRA                                            Return TIPS

Janney Montgomery Scott LLC                    TA IDEX PIMCO Real               B           6.22%
Philadelphia, PA                               Return TIPS

AEGON/Transamerica Fund Advisers               TA IDEX PIMCO Real               B           5.45%
Seed Money Account                             Return TIPS
St. Petersburg, FL

AEGON/Transamerica Fund Advisers               TA IDEX PIMCO Real               C2         62.68%
Seed Money Account                             Return TIPS
St. Petersburg, FL

Mathhew Adam Cutler                            TA IDEX PIMCO Real               C2          6.21%
Amherst, MA                                    Return TIPS

Raymond James & Associates, Inc.               TA IDEX PIMCO Real               C          25.76%
St. Petersburg, FL                             Return TIPS

Merrill Lynch Pierce Fenner & Smith, Inc.      TA IDEX PIMCO Real               C          18.22%
Jacksonville, FL                               Return TIPS

Karen Copple                                   TA IDEX PIMCO Real               C           6.35%
Holmdel, NJ                                    Return TIPS

AEGON/Transamerica Fund Advisers               TA IDEX PIMCO Real               C           5.66%
Seed Money Account                             Return TIPS
St. Petersburg, FL

AEGON/Transamerica Fund Advisers               TA IDEX PIMCO Real               M          50.85%
Seed Money Account                             Return TIPS
St. Petersburg, FL

W. Richard Ulmer                               TA IDEX PIMCO Real               M          37.43%
IRA                                            Return TIPS
Villa Park, CA

                                                                                        % OF SHARES
                                                                                       OF BENEFICIAL
                NAME/ADDRESS                               FUND               CLASS      INTEREST
                ------------                               ----               -----      --------
Meera Prabhat                                  TA IDEX Transamerica             M           7.76%
Kings Point, NY                                Money Market
                                               Miscellaneous

ORGANIZATION

Each fund is a series of Transamerica IDEX, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.

On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into five classes, Class A, Class B, Class C, Class C2 and Class M shares; TA IDEX Janus Growth includes a six class, Class T shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares (except TA IDEX Transamerica Money Market) are subject to an initial sales charge and are subject to a CDSC on purchases of $1 million or more if redeemed 24 months after purchase; Class B shares are subject to a CDSC, or back- end load, at a declining rate; Class C shares are not subject to an initial sales charge and are subject to a 1% CDSC if redeemed during the first 12 months after purchase; Class C2 shares are not subject to an initial sales charge or CDSC; Class M shares are subject to an initial sales charge and are subject to a CDSC if redeemed 18 months after purchase; Class B, Class C, Class C2 and Class M shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Class T shares of the TA IDEX Janus Growth are subject to an initial sales charge and are subject to a CDSC if redeemed 24 months after purchase. Class T shares have no annual distribution and service fees. Class T shares are NOT available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20,
1996) may purchase additional Class T shares. Class C2 and Class M shares are NOT available to new investors; only existing Class C2 and Class M shareholders (who owned those shares as of November 11, 2002) may purchase additional Class C2 or Class M shares. Transamerica IDEX does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding Transamerica IDEX shares. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or the Trustees.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, 101 E. Kennedy Blvd., Suite 1500, Tampa Florida 33602-4319 serves as independent certified public accountants for Transamerica IDEX.

CODES OF ETHICS

Transamerica IDEX, ATFA, each sub-adviser and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, ATFA, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of ATFA and each sub-adviser are attached hereto as Appendix A.

Transamerica IDEX will be required to file new SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX will be made no later than August 31, 2004, for the 12 month-period ending June 30 2004. Once filed, the Form will be available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

      TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to AEGON/Transamerica Fund Advisers, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.

REGISTRATION STATEMENT

This SAI and the Transamerica IDEX prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which Transamerica IDEX has filed with the SEC, Washington, D.C. under the 1933 Act and the 1940 Act, to which reference is hereby made.

                             PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

Where:

  P   =     a hypothetical initial payment of $1,000,
  T   =     the average annual total return,
  n   =     the number of years, and
ERV   =     the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

Each fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV[D]

Where:

     P =    a hypothetical initial payment of $1,000,
     T =    the average annual total return (after taxes on distributions),
     n =    the number of years, and
ATV[D] =    ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV[DR]

Where:

      P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and
 ATV[DR] =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

                          AVERAGE ANNUAL TOTAL RETURN*

     AVERAGE ANNUAL TOTAL RETURN                                     TA IDEX ALGER AGGRESSIVE GROWTH
                                              A               B              C(3)          C2(3)**          M**
INCEPTION DATE                            12/02/1994      10/01/1995      11/11/2002      11/01/1999     12/02/1994
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                     16.47%          17.48%             --             N/A          20.37%
    5 years                                   -1.57%          -1.34%              --             N/A         -1.24%
    Life of Fund                               10.15%           3.81%          23.49%            N/A          10.22%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     23.25%          22.48%             --           22.48%         22.60%
    5 years                                   -0.45%          -1.14%              --              --         -1.04%
    Life of Fund                               10.85%           3.81%          25.49%        -11.64%          10.34%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     23.25%          22.48%             --           22.48%         22.60%
    5 years                                   -2.21%          -5.58%              --              --         -5.08%
    Life of Fund                              150.49%          35.33%          25.49%        -39.03%         140.46%

     AVERAGE ANNUAL TOTAL RETURN                           TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
                                              A               B             C(3)          C2(3)**          M**
INCEPTION DATE                            03/01/2000      03/01/2000      11/11/2002      03/01/2000     03/01/2000
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                     13.78%          14.70%             --             N/A          17.59%
    Life of Fund                              -4.06%          -3.74%           19.17%            N/A         -3.39%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     20.40%          19.70%             --           19.70%         19.78%
    Life of Fund                              -2.57%          -3.21%           21.17%         -3.21%         -3.12%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     20.40%          19.70%             --           19.70%         19.78%
    Life of Fund                              -9.10%         -11.30%           21.17%        -11.30%        -11.00%

     AVERAGE ANNUAL TOTAL RETURN                             TA IDEX AMERICAN CENTURY INTERNATIONAL
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            02/01/1997      02/01/1997      11/11/2002      11/01/1999     02/01/1997
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                      8.41%           8.91%             --             N/A          12.00%
    5 years                                   -4.01%          -3.76%              --             N/A         -3.66%
    Life of Fund                              -1.79%          -1.62%           12.41%            N/A         -1.67%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     14.71%          13.91%             --           13.91%         14.14%
    5 years                                   -2.91%          -3.56%              --              --         -3.46%
    Life of Fund                              -0.97%          -1.62%           14.41%         -8.39%         -1.52%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     14.71%          13.91%             --           13.91%         14.14%
    5 years                                  -13.74%         -16.59%              --              --        -16.16%
    Life of Fund                              -6.33%         -10.44%           14.41%        -29.58%         -9.82%

     AVERAGE ANNUAL TOTAL RETURN                       TA IDEX ASSET ALLOCATION-CONSERVATIVE PORTFOLIO
                                              A               B             C(3)           C2(3)**           M**
INCEPTION DATE                            03/01/2002      03/01/2002      11/11/2002      03/01/2002     03/01/2002
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.00%           0.65%           1.00%           0.65%          0.55%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                     11.68%          12.38%             --             N/A          15.39%
    Life of Fund                                1.77%           2.23%          15.25%            N/A           4.04%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     18.18%          17.38%             --           17.38%         17.56%
    Life of Fund                                5.27%           4.57%          17.25%           4.57%          4.67%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     18.18%          17.38%             --           17.38%         17.56%
    Life of Fund                                8.96%           7.76%          17.25%           7.76%          7.92%

     AVERAGE ANNUAL TOTAL RETURN                          TA IDEX ASSET ALLOCATION-GROWTH PORTFOLIO
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            03/01/2002      03/01/2002     11/11/2002       03/01/2002     03/01/2002
SALES CHARGE                                    5.50%              *              *             none           1.00%
12B-1 FEE                                       0.00%           0.65%          1.00%            0.65%          0.55%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                     16.73%          17.76%            --              N/A          20.78%
    Life of Fund                              -4.38%          -4.12%          21.54%             N/A         -2.22%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     23.52%          22.76%            --            22.76%         23.01%
    Life of Fund                              -1.08%          -1.75%          23.54%          -1.75%         -1.63%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     23.52%          22.76%            --            22.76%         23.01%
    Life of Fund                              -1.80%          -2.90%          23.54%          -2.90%         -2.70%

     AVERAGE ANNUAL TOTAL RETURN                         TA IDEX ASSET ALLOCATION-MODERATE PORTFOLIO
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            03/01/2002      03/01/2002      11/11/2002      03/01/2002     03/01/2002
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.00%           0.65%           1.00%           0.65%          0.55%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                     13.38%          14.39%             --             N/A          17.28%
    Life of Fund                              -0.41%          -0.01%           17.39%            N/A           1.87%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     19.98%          19.39%             --           19.39%         19.47%
    Life of Fund                                3.03%           2.37%          19.39%           2.37%          2.48%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     19.98%          19.39%             --           19.39%         19.47%
    Life of Fund                                5.10%           3.99%          19.39%           3.99%          4.18%

     AVERAGE ANNUAL TOTAL RETURN                      TA IDEX ASSET ALLOCATION-MODERATE GROWTH PORTFOLIO
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            03/01/2002      03/01/2002      11/11/2002      03/01/2002     03/01/2002
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.00%           0.65%           1.00%           0.65%          0.55%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                     15.09%          16.15%             --             N/A          18.90%
    Life of Fund                              -2.21%          -1.86%           19.44%            N/A           0.00%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     21.79%          21.15%             --           21.15%         21.12%
    Life of Fund                                1.16%           0.55%          21.44%           0.55%          0.60%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     21.79%          21.15%             --           21.15%         21.12%
    Life of Fund                                1.94%           0.91%          21.44%           0.91%          1.01%

     AVERAGE ANNUAL TOTAL RETURN                            TA IDEX CLARION REAL ESTATE SECURITIES
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            03/01/2003      03/01/2003      11/11/2002      03/01/2003     03/01/2003
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    Life of Fund                               16.99%          18.33%          21.33%            N/A          21.12%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    Life of Fund                               23.80%          23.33%          23.33%          23.33%         23.36%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    Life of Fund                               23.80%          23.33%          23.33%          23.33%         23.36%

     AVERAGE ANNUAL TOTAL RETURN                                 TA IDEX FEDERATED TAX EXEMPT
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            04/01/1985      10/01/1995      11/11/2002      11/01/1999     10/01/1993
SALES CHARGE                                    4.75%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.60%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                      0.26%         -0.52%              --             N/A           2.95%
    5 years                                     2.97%           3.12%             --             N/A           3.50%
    10 years                                    4.41%             --              --             N/A           4.55%
    Life of Fund                                6.73%           4.56%           1.76%            N/A           4.54%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                      5.26%           4.48%             --            4.57%          5.00%
    5 years                                     3.98%           3.30%             --              --           3.71%
    10 years                                    4.92%             --              --              --           4.65%
    Life of Fund                                7.01%           4.56%           3.76%           6.04%          4.64%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                      5.26%           4.48%             --            4.57%          5.00%
    5 years                                    21.55%          17.63%             --              --          19.98%
    10 years                                   61.66%             --              --              --          57.54%
    Life of Fund                              252.39%          43.38%           3.76%          26.45%         57.99%

     AVERAGE ANNUAL TOTAL RETURN                             TA IDEX GREAT COMPANIES - AMERICA(SM)
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            07/14/2000      07/14/2000      11/11/2002      07/14/2000     07/14/2000
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                      8.34%           8.96%             --             N/A          11.92%
    Life of Fund                              -5.54%          -5.16%           12.11%            N/A         -4.76%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     14.64%          13.96%             --           13.96%         14.06%
    Life of Fund                              -3.90%          -4.57%           14.11%         -4.57%         -4.47%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     14.64%          13.96%             --           13.96%         14.06%
    Life of Fund                             -12.30%         -14.30%           14.11%        -14.30%        -14.00%

     AVERAGE ANNUAL TOTAL RETURN                            TA IDEX GREAT COMPANIES- TECHNOLOGY(SM)
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            07/14/2000      07/14/2000      11/11/2002      07/14/2000     07/14/2000
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                     33.26%          35.40%             --             N/A          37.84%
    Life of Fund                             -27.84%         -27.66%           41.27%            N/A        -27.37%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     41.02%          40.40%             --           40.40%         40.24%
    Life of Fund                             -26.59%         -27.21%           43.27%        -27.21%        -27.15%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     41.02%          40.40%             --           40.40%         40.24%
    Life of Fund                             -63.90%         -64.90%           43.27%        -64.90%        -64.80%

     AVERAGE ANNUAL TOTAL RETURN                         TA IDEX TRANSAMERICA SMALL/MID CAP VALUE(1)
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            04/02/2001      04/02/2001      11/11/2002      04/02/2001     04/02/2001
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                     34.52%          36.76%             --             N/A          39.36%
    Life of Fund                                8.09%           8.78%          39.29%            N/A           9.46%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     42.35%          41.76%             --           41.76%         41.78%
    Life of Fund                               10.49%           9.79%          41.29%           9.79%          9.89%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     42.35%          41.76%             --           41.76%         41.78%
    Life of Fund                               29.40%          27.30%          41.29%          27.30%         27.60%

     AVERAGE ANNUAL TOTAL RETURN                                    TA IDEX JANUS BALANCED
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            12/02/1994      10/01/1995      11/11/2002      11/01/1999     12/02/1994
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                      2.73%           2.84%             --             N/A           5.87%
    5 years                                     4.41%           4.74%             --             N/A           4.80%
    Life of Fund                               10.75%          10.02%           5.84%            N/A          10.72%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                      8.71%           7.84%             --            7.84%          7.95%
    5 years                                     5.60%           4.91%             --              --           5.01%
    Life of Fund                               11.45%          10.02%           7.84%         -0.50%          10.84%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                      8.71%           7.84%             --            7.84%          7.95%
    5 years                                    31.32%          27.08%             --              --          27.68%
    Life of Fund                              162.95%         116.50%           7.84%         -1.97%         150.41%

     AVERAGE ANNUAL TOTAL RETURN                           TA IDEX TRANSAMERICA FLEXIBLE INCOME(2)
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            06/29/1987      10/01/1995      11/11/2002      11/01/1999     10/01/1993
SALES CHARGE                                    4.75%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                      1.33%           0.59%             --             N/A           3.64%
    5 years                                     4.86%           5.00%             --             N/A           5.06%
    10 years                                    6.05%             --              --             N/A           5.85%
    Life of Fund                                7.34%           6.35%           3.16%            N/A           5.89%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                      6.39%           5.59%             --            5.59%          5.69%
    5 years                                     5.89%           5.17%             --              --           5.27%
    10 years                                    6.56%             --              --              --           5.96%
    Life of Fund                                7.66%           6.35%           5.16%           6.23%          6.00%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                      6.39%           5.59%             --            5.59%          5.69%
    5 years                                    33.11%          28.65%             --              --          29.29%
    10 years                                   88.85%             --              --              --          78.41%
    Life of Fund                              234.04%          64.53%           5.16%          27.36%         79.85%

     AVERAGE ANNUAL TOTAL RETURN                                     TA IDEX JANUS GLOBAL
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            10/01/1992      10/01/1995      11/11/2002      11/01/1999     10/01/1993
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                      6.15%           6.57%             --             N/A           9.60%
    5 years                                   -1.59%          -1.32%              --             N/A         -1.21%
    10 years                                    7.29%             --              --             N/A           7.31%
    Life of Fund                               10.08%           5.99%          10.50%            N/A           8.01%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     12.33%          11.57%             --           11.57%         11.72%
    5 years                                   -0.47%          -1.12%              --              --         -1.01%
    10 years                                    7.90%             --              --              --           7.42%
    Life of Fund                               10.65%           5.99%          12.50%         -9.30%           8.12%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     12.33%          11.57%             --           11.57%         11.72%
    5 years                                   -2.33%          -5.50%              --              --         -4.96%
    10 years                                  113.91%             --              --              --         104.53%
    Life of Fund                              206.65%          60.10%          12.50%        -32.31%         119.63%

     AVERAGE ANNUAL TOTAL RETURN                                             TA IDEX JANUS GROWTH
                                              A               B              C(3)          C2(3)**          M**             T***
INCEPTION DATE                            05/08/1986      10/01/1995      11/11/2002      11/01/1999     10/01/1993      06/04/1985
SALES CHARGE                                    5.50%              *               *            none           1.00%           8.50
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%           0.00
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                     17.48%          18.58%             --             N/A          21.44%          14.10%
    5 years                                   -3.78%          -3.53%              --             N/A         -3.43%          -4.05%
    10 years                                    7.20%             --              --             N/A           7.24%           7.26%
    Life of Fund                               11.23%           5.93%          23.17%            N/A           7.17%          11.85%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     24.32%          23.58%             --           23.58%         23.67%          24.70%
    5 years                                   -2.69%          -3.34%              --              --         -3.23%          -2.33%
    10 years                                    7.80%             --              --              --           7.34%           8.22%
    Life of Fund                               11.59%           5.93%          25.17%        -14.83%           7.28%          12.39%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     24.32%          23.58%             --           23.58%         23.67%          24.70%
    5 years                                  -12.74%         -15.62%              --              --        -15.15%         -11.14%
    10 years                                  112.01%             --              --              --         103.12%         120.36%
    Life of Fund                              580.47%          59.30%          25.17%        -47.38%         103.09%         758.89%

     AVERAGE ANNUAL TOTAL RETURN                                TA IDEX JANUS GROWTH & INCOME
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            12/15/2000      12/15/2000     11/11/2002       12/15/2000     12/15/2000
SALES CHARGE                                    5.50%              *              *             none           1.00%
12B-1 FEE                                       0.35%           1.00%          1.00%            1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                      8.30%           8.83%            --              N/A          11.81%
    Life of Fund                              -8.03%          -7.85%          12.63%             N/A         -7.11%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     14.60%          13.83%            --            13.83%         13.95%
    Life of Fund                              -6.20%          -6.87%          14.63%          -6.87%         -6.79%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     14.60%          13.83%            --            13.83%         13.95%
    Life of Fund                             -16.80%         -18.50%          14.63%         -18.50%        -18.30%

     AVERAGE ANNUAL TOTAL RETURN                                   TA IDEX JENNISON GROWTH
                                              A               B             C(3)           C2(3)**          M**
INCEPTION DATE                            02/01/1996      02/01/1996      11/11/2002      11/01/1999     02/01/1996
SALES CHARGE                                    5.50%              *               *            none           1.00%
12B-1 FEE                                       0.35%           1.00%           1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
    1 year                                     17.30%          18.33%             --             N/A          21.08%
    5 years                                   -0.06%            0.25%             --             N/A           0.34%
    Life of Fund                                1.82%           1.93%          21.33%            N/A           1.90%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     24.13%          23.33%             --           23.33%         23.31%
    5 years                                     1.08%           0.45%             --              --           0.55%
    Life of Fund                                2.56%           1.93%          23.33%         -5.72%           2.03%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
    1 year                                     24.13%          23.33%             --           23.33%         23.31%
    5 years                                     5.51%           2.28%             --              --           2.76%
    Life of Fund                               21.68%          16.00%          23.33%        -20.99%          16.84%

            AVERAGE ANNUAL TOTAL RETURN                TA IDEX LKCM STRATEGIC TOTAL RETURN
                                                A           B          C(3)       C2(3)**        M**
INCEPTION DATE                             12/02/1994   10/01/1995  11/11/2002  11/01/1999   12/02/1994
SALES CHARGE                                 5.50%           *            *         none        1.00%
12B-1 FEE                                    0.35%        1.00%        1.00%        1.00%       0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                   7.20%        7.58%        --            N/A       10.58%
    5 years                                  1.11%        1.40%        --            N/A        1.49%
    Life of Fund                             7.70%        6.34%       12.74%         N/A        7.67%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                  13.43%       12.58%        --          12.58%      12.71%
    5 years                                  2.26%        1.59%        --           --          1.69%
    Life of Fund                             8.39%        6.34%       14.74%       -0.62%       7.80%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                  13.43%       12.58%        --          12.58%      12.71%
    5 years                                 11.80%        8.21%        --           --          8.74%
    Life of Fund                           105.04%       64.42%       14.74%       -2.44%      95.30%



            AVERAGE ANNUAL TOTAL RETURN                       TA IDEX MARSICO GROWTH
                                                A            B           C(3)         C2(3)**         M**
INCEPTION DATE                              03/01/1999   03/01/1999    11/11/2002   11/01/1999     03/01/1999
SALES CHARGE                                  5.50%            *             *          none         1.00%
12B-1 FEE                                     0.35%         1.00%          1.00%        1.00%        0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                   12.13%        12.93%         --             N/A        15.82%
    Life of Fund                             -3.19%        -2.90%         18.89%         N/A        -2.81%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   18.65%        17.93%         --           17.93%       18.00%
    Life of Fund                             -2.01%        -2.70%         20.89%       -6.17%       -2.60%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   18.65%        17.93%         --           17.93%       18.00%
    Life of Fund                             -9.05%       -11.98%         20.89%      -22.48%      -11.58%

            AVERAGE ANNUAL TOTAL RETURN                           TA IDEX PBHG MID CAP GROWTH
                                               A              B            C(3)         C2(3)**         M**
INCEPTION DATE                              03/01/1999   03/01/1999    11/11/2002    11/01/1999     03/01/1999
SALES CHARGE                                  5.50%            *             *          none         1.00%
12B-1 FEE                                     0.35%         1.00%         1.00%         1.00%        0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                   18.19%        19.27%         --             N/A        22.20%
    Life of Fund                             -2.53%        -2.30%        26.02%          N/A        -2.18%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   25.07%        24.27%         --           24.27%       24.44%
    Life of Fund                             -1.34%        -2.09%        28.02%       -11.48%       -1.97%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   25.07%        24.27%         --           24.27%       24.44%
    Life of Fund                             -6.12%        -9.37%        28.02%       -38.61%       -8.87%

            AVERAGE ANNUAL TOTAL RETURN                   TA IDEX PIMCO REAL RETURNS TIPS
                                             A          B         C(3)        C2(3)**         M**
INCEPTION DATE                          03/01/2003  03/01/2003  11/11/2002   03/01/2003   03/01/2003
SALES CHARGE                               5.50%         *           *          none        1.00%
12B-1 FEE                                  0.35%      1.00%       1.00%         1.00%       0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    Life of Fund                          -2.76%     -3.28%      -0.28%          N/A       -0.27%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    Life of Fund                           2.09%      1.72%       1.72%         1.72%       1.75%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    Life of Fund                           2.09%      1.72%       1.72%         1.72%       1.75%

            AVERAGE ANNUAL TOTAL RETURN                                TA IDEX PIMCO TOTAL RETURN
                                                   A                B              C(3)            C2(3)**             M**
INCEPTION DATE                                03/01/2002       03/01/2002       11/11/2002       03/01/2002        03/01/2002
SALES CHARGE                                     4.75%               *                *             none             1.00%
12B-1 FEE                                        0.35%            1.00%            1.00%            1.00%            0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                       0.85%            0.08%            --                N/A             3.13%
    Life of Fund                                 2.97%            3.00%            2.47%             N/A             4.80%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                       5.88%            5.08%            --               5.08%            5.19%
    Life of Fund                                 6.02%            5.33%            4.47%            5.33%            5.43%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                       5.88%            5.08%            --               5.08%            5.19%
    Life of Fund                                10.25%            9.07%            4.47%            9.07%            9.23%

            AVERAGE ANNUAL TOTAL RETURN                            TA IDEX SALOMON ALL CAP
                                                A             B            C(3)         C2(3)**         M**
INCEPTION DATE                             03/01/1999    03/01/1999    11/11/2002    11/01/1999     03/01/1999
SALES CHARGE                                  5.50%            *             *          none          1.00%
12B-1 FEE                                     0.35%         1.00%         1.00%         1.00%         0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                   27.49%        29.23%         --             N/A         32.04%
    Life of Fund                              7.32%         7.76%        29.87%          N/A          7.81%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   34.91%        34.23%         --           34.23%        34.39%
    Life of Fund                              8.62%         7.93%        31.87%         5.20%         8.04%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   34.91%        34.23%         --           34.23%        34.39%
    Life of Fund                             47.16%        42.80%        31.87%        22.47%        43.53%

            AVERAGE ANNUAL TOTAL RETURN                         TA IDEX SALOMON INVESTORS VALUE
                                                A             B            C(3)         C2(3)**         M**
INCEPTION DATE                              02/01/1997    02/01/1997    11/11/2002    11/01/1999     02/01/1997
SALES CHARGE                                  5.50%            *             *          none          1.00%
12B-1 FEE                                     0.35%         1.00%         1.00%         1.00%         0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                   16.77%        17.93%         --             N/A         20.76%
    5 years                                   2.42%         2.77%         --             N/A          2.84%
    Life of Fund                              3.43%         3.66%        21.81%          N/A          3.61%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   23.57%        22.93%         --           22.93%        22.99%
    5 years                                   3.59%         2.95%         --            --            3.05%
    Life of Fund                              4.30%         3.66%        23.81%         2.77%         3.76%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   23.57%        22.93%         --           22.93%        22.99%
    5 years                                  19.27%        15.66%         --            --           16.22%
    Life of Fund                             32.79%        27.43%        23.81%        11.55%        28.26%

            AVERAGE ANNUAL TOTAL RETURN                         TA IDEX T. ROWE PRICE HEALTH SCIENCES
                                               A             B            C(3)          C2(3)**       M**
INCEPTION DATE                            03/01/2002     03/01/2002    11/11/2002    03/01/2002    03/01/2002
SALES CHARGE                                  5.50%            *             *          none          1.00%
12B-1 FEE                                     0.35%         1.00%         1.00%         1.00%         0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                   15.73%        16.72%         --             N/A         19.75%
    Life of Fund                             -2.52%        -2.23%        21.83%          N/A         -0.30%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   22.46%        21.72%         --           21.72%        21.97%
    Life of Fund                              0.84%         0.18%        23.83%         0.18%         0.30%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   22.46%        21.72%         --           21.72%        21.97%
    Life of Fund                              1.40%         0.30%        23.83%         0.30%         0.50%

            AVERAGE ANNUAL TOTAL RETURN                         TA IDEX T. ROWE PRICE SMALL CAP
                                                A             B            C(3)         C2(3)**         M**
INCEPTION DATE                              03/01/1999    03/01/1999    11/11/2002    11/01/1999     03/01/1999
SALES CHARGE                                   5.50%            *             *          none          1.00%
12B-1 FEE                                      0.35%         1.00%         1.00%         1.00%         0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                    28.05%        29.73%         --             N/A         32.51%
    Life of Fund                               0.56%         0.90%        34.70%          N/A          0.99%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                    35.50%        34.73%         --           34.73%        34.86%
    Life of Fund                               1.79%         1.10%        36.70%        -1.03%         1.21%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                    35.50%        34.73%         --           34.73%        34.86%
    Life of Fund                               8.62%         5.25%        36.70%        -4.06%         5.76%

            AVERAGE ANNUAL TOTAL RETURN                       TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
                                                 A             B            C(3)        C2(3)**          M**
INCEPTION DATE                              03/01/1999    03/01/1999    11/11/2002    11/01/1999    03/01/1999
SALES CHARGE                                   5.50%            *             *          none          1.00%
12B-1 FEE                                      0.35%         1.00%         1.00%         1.00%         0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                    15.06%        16.05%         --             N/A         18.91%
    Life of Fund                              -1.23%        -0.89%        20.12%          N/A         -0.79%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                    21.76%        21.05%         --           21.05%        21.13%
    Life of Fund                              -0.03%        -0.68%        22.12%        -1.27%        -0.58%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                    21.76%        21.05%         --           21.05%        21.13%
    Life of Fund                              -0.12%        -3.13%        22.12%        -4.99%        -2.66%

            AVERAGE ANNUAL TOTAL RETURN                           TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
                                                  A            B            C(3)        C2(3)**          M**
INCEPTION DATE                                09/15/2000   09/15/2000    11/11/2002   09/15/2000      09/15/2000
SALES CHARGE                                    5.50%            *             *          none           1.00%
12B-1 FEE                                       0.35%         1.00%         1.00%         1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                     11.27%        12.01%         --             N/A          14.96%
    Life of Fund                              -12.71%       -12.35%        15.63%          N/A         -11.94%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                     17.75%        17.01%         --           17.01%         17.13%
    Life of Fund                              -11.12%       -11.78%        17.63%       -11.78%        -11.66%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                     17.75%        17.01%         --           17.01%         17.13%
    Life of Fund                              -30.81%       -32.41%        17.63%       -32.41%        -32.11%

            AVERAGE ANNUAL TOTAL RETURN               TA IDEX TRANSAMERICA CONSERVATIVE HIGH YIELD BOND
                                                 A              B             C(3)         C2(3)**          M**
INCEPTION DATE                              06/14/1985      10/01/1995     11/11/2002   11/01/1999     10/01/1993
SALES CHARGE                                   4.75%             *              *           none           1.00%
12B-1 FEE                                      0.35%          1.00%          1.00%          1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                    16.91%         16.94%          --              N/A          19.84%
    5 years                                    3.87%          4.05%          --              N/A           4.12%
    10 years                                   5.52%          --             --              N/A           5.30%
    Life of Fund                               8.43%          5.50%         17.52%           N/A           5.38%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                    22.74%         21.94%          --            21.94%         22.06%
    5 years                                    4.88%          4.22%          --             --             4.33%
    10 years                                   6.03%          --             --             --             5.41%
    Life of Fund                               8.72%          5.50%         19.52%          5.20%          5.48%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                    22.74%         21.94%          --            21.94%         22.06%
    5 years                                   26.92%         22.93%          --             --            23.60%
    10 years                                  79.63%          --             --             --            69.29%
    Life of Fund                             364.71%         54.14%         19.52%         22.46%         71.29%

            AVERAGE ANNUAL TOTAL RETURN                  TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                                                A             B          C(3)        C2(3)**           M**
INCEPTION DATE                             03/01/2002    03/01/2002   11/11/2002   03/01/2002      03/01/2002
SALES CHARGE                                  4.75%            *             *          none          1.00%
12B-1 FEE                                     0.35%         1.00%         1.00%         1.00%         0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                   17.62%        17.58%         --             N/A         20.47%
    Life of Fund                              6.59%         6.80%        20.84%          N/A          8.51%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   23.49%        22.58%         --           22.58%        22.70%
    Life of Fund                              9.74%         9.08%        22.84%         9.08%         9.17%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   23.49%        22.58%         --           22.58%        22.70%
    Life of Fund                             16.80%        15.62%        22.84%        15.62%        15.78%

            AVERAGE ANNUAL TOTAL RETURN                       TA IDEX TRANSAMERICA EQUITY
                                                  A              B          C(3)         C2(3)**          M**
INCEPTION DATE                               03/01/2000     03/01/2000   11/11/2002   03/01/2000     03/01/2000
SALES CHARGE                                    5.50%            *             *          none           1.00%
12B-1 FEE                                       0.35%         1.00%         1.00%         1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                     17.44%        18.70%         --             N/A          21.38%
    Life of Fund                              -11.14%       -10.90%        24.04%          N/A         -10.58%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                     24.28%        23.70%         --           23.70%         23.62%
    Life of Fund                               -9.76%       -10.41%        26.04%       -10.41%        -10.33%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                     24.28%        23.70%         --           23.70%         23.62%
    Life of Fund                              -31.40%       -33.20%        26.04%       -33.20%        -33.00%

            AVERAGE ANNUAL TOTAL RETURN                     TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                                                  A            B            C(3)        C2(3)**          M**
INCEPTION DATE                               03/01/2000    03/01/2000    11/11/2002   03/01/2000     03/01/2000
SALES CHARGE                                    5.50%            *             *          none           1.00%
12B-1 FEE                                       0.35%         1.00%         1.00%         1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                     16.90%        18.19%         --             N/A          20.86%
    Life of Fund                              -14.51%       -14.30%        23.32%          N/A         -13.98%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                     23.70%        23.19%         --           23.19%         23.09%
    Life of Fund                              -13.19%       -13.83%        25.32%       -13.83%        -13.75%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                     23.70%        23.19%         --           23.19%         23.09%
    Life of Fund                              -40.50%       -42.10%        25.32%       -42.10%        -41.90%

            AVERAGE ANNUAL TOTAL RETURN                      TA IDEX TRANSAMERICA MONEY MARKET
                                              A           B           C(3)      C2(3)**           M**
INCEPTION DATE                            03/01/2002  03/01/2002   11/11/2002  03/01/2002     03/01/2002
SALES CHARGE                                 none         none         none         none         1.00%
12B-1 FEE                                    0.35%        1.00%        1.00%        1.00%        0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                    N/A         -4.88%       --            N/A         -1.88%
    Life of Fund                              N/A         -2.18%       -1.88%        N/A         -0.35%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   0.39%        0.12%        --           0.12%        0.12%
    Life of Fund                             0.57%        0.24%        0.12%        0.24%        0.25%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   0.39%        0.12%        --           0.12%        0.12%
    Life of Fund                             0.95%        0.40%        0.12%        0.40%        0.42%

            AVERAGE ANNUAL TOTAL RETURN                     TA IDEX TRANSAMERICA VALUE BALANCED
                                               A             B            C(3)        C2(3) **         M**
INCEPTION DATE                             10/01/1995    10/01/1995    11/11/2002   11/01/1999     10/01/1995
SALES CHARGE                                  5.50%            *             *          none          1.00%
12B-1 FEE                                     0.35%         1.00%         1.00%         1.00%         0.90%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:

    1 year                                   14.38%        14.98%         --             N/A         17.99%
    5 years                                   0.83%         1.11%         --             N/A          1.21%
    Life of Fund                              5.22%         5.27%        17.73%          N/A          5.25%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   21.04%        19.98%         --           19.98%        20.20%
    5 years                                   1.98%         1.30%         --            --            1.41%
    Life of Fund                              5.96%         5.27%        19.73%         2.76%         5.38%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:

    1 year                                   21.04%        19.98%         --           19.98%        20.20%
    5 years                                  10.29%         6.65%         --            --            7.25%
    Life of Fund                             59.73%        51.45%        19.73%        11.51%        52.77%

---------
* The contingent deferred sales charge (CDSC) on redemption of Class B shares is 5% during the first year, 4% during the second year, 3% during the third year, 2% during the fourth year, 1% during the fifth year, and 0% during the sixth year and later. The contingent deferred sales charge on Class M shares is 1% during the first 18 months. The Class A and T shares are subject to a 1% contingent deferred sales charge in certain circumstances. (For Class B Shares purchased prior to March 1, 2004, the CDSC is 5% during the first year, 4% during the second year, 3% during the third year, 2% during the fourth year, and 1% during the fifth & sixth years.

**       Effective November 11, 2002, this class was closed to new investors.


*** Performance of Class T Shares of TA IDEX Janus Growth is based on the historical performance of IDEX Fund from its inception on June 4, 1985 until the reorganization of IDEX Fund and IDEX Fund 3 into Class T Shares of IDEX Series Fund Growth Portfolio on September 20, 1996; and the historical performance of Class T Shares of TA IDEX Janus Growth thereafter.

(1) Information included is for IDEX Isabelle Small Cap Value, as that fund was restructured as TA IDEX Transamerica Small/Mid Cap Value on March 1, 2004.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(3) All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.

AFTER TAX PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX ALGER AGGRESSIVE GROWTH                                              1 YEAR         5 YEARS        LIFE OF FUND
-------------------------------                                              ------         -------        ------------
Class A       Return before taxes                                             27.23%         -5.02%          10.27%
              Return after taxes on distributions**                           27.23%         -5.52%           9.29%
              Return after taxes on distributions & sale of
              Fund shares**                                                   17.70%         -4.26%           8.71%
                                                                              -----           ----            ----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)          28.67%         -0.57%          12.26%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE                                    1 YEAR        LIFE OF FUND
--------------------------------------------                                    ------        ------------

Class A       Return before taxes                                               20.98%          -2.20%
              Return after taxes on distributions**                             20.95%          -2.20%
              Return after taxes on distributions & sale of
              Fund shares**                                                     13.64%          -1.86%
                                                                                -----            ----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)            28.67%          -3.80%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX AMERICAN CENTURY INTERNATIONAL                                            1 YEAR         5 YEARS        LIFE OF FUND
--------------------------------------                                            ------         -------        ------------
Class A       Return before taxes                                                 16.66%         -4.37%          -0.80%
              Return after taxes on distributions**                               16.66%         -5.04%          -1.34%
              Return after taxes on distributions & sale of
              Fund shares**                                                       10.83%         -3.80%          -0.82%
                                                                                  -----           ----            ----
MSCI-EAFE CLASS A (reflects no deduction for fees, expenses, or taxes)            39.17%          0.26%           3.74%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO                           1 YEAR      LIFE OF FUND
-------------------------------------------------                           ------      ------------
Class A       Return before taxes                                           14.19%          3.79%
              Return after taxes on distributions**                         13.22%          3.06%
              Return after taxes on distributions & sale of
              Fund shares**                                                 9.19%           2.78%
                                                                            ----            ----
LBAB CLASS A (reflects no deduction for fees, expenses, or taxes)           4.10%           6.76%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO                                       1 YEAR       LIFE OF FUND
-------------------------------------------                                       ------       ------------
Class A       Return before taxes                                                 23.05%          -0.78%
              Return after taxes on distributions**                               23.05%          -0.78%
              Return after taxes on distributions & sale of
              Fund shares**                                                       14.98%          -0.67%
                                                                                  -----            ----
WILSHIRE 5000 CLASS A (reflects no deduction for fees, expenses, or taxes)        29.44%           2.43%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO                                       1 YEAR       LIFE OF FUND
---------------------------------------------                                       ------       ------------
Class A       Return before taxes                                                   16.99%          2.07%
              Return after taxes on distributions**                                 16.41%          1.61%
              Return after taxes on distributions & sale of Fund shares**           11.03%          1.49%
                                                                                    -----           ----
WILSHIRE 5000 CLASS A                                                               29.44%          2.43%

LBAB CLASS A (reflects no deduction for fees, expenses, or taxes)                    4.10%           6.76%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO                                1 YEAR       LIFE OF FUND
----------------------------------------------------                                ------       ------------
Class A       Return before taxes                                                   19.73%          0.79%
              Return after taxes on distributions**                                 19.42%          0.51%
              Return after taxes on distributions & sale of
              Fund shares**                                                         12.82%          0.50%
                                                                                    -----           ----
WILSHIRE 5000 CLASS A (reflects no deduction for fees, expenses, or taxes)          29.44%          2.43%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX FEDERATED TAX EXEMPT                                              1 YEAR         5 YEARS        10 YEARS        LIFE OF FUND
----------------------------                                              ------         -------        --------        ------------
Class A       Return before taxes                                          0.29%           3.40%          4.55%            6.79%
              Return after taxes on distributions**                        0.29%           3.36%          4.38%            6.57%
              Return after taxes on distributions & sale of
              Fund shares**                                                1.34%           3.40%          4.39%            6.54%
                                                                           ----            ----           ----             ----
LBMB CLASS A (reflects no deduction for fees, expenses, or taxes)          5.31%           5.83%          6.03%            8.35%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX GREAT COMPANIES - AMERICA(SM)                                           1 YEAR        LIFE OF FUND
Class A       Return before taxes                                               16.99%          -3.63%
              Return after taxes on distributions**                             16.99%          -3.63%
              Return after taxes on distributions & sale of
              Fund shares**                                                     11.05%          -3.11%
                                                                                -----            ----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)            28.67%          -7.03%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)                                       1 YEAR        LIFE OF FUND
--------------------------------------                                         ------        ------------
Class A       Return before taxes                                               40.63%         -25.88%
              Return after taxes on distributions**                             40.63%         -25.88%
              Return after taxes on distributions & sale of Fund shares**       26.41%         -20.78%
                                                                                -----           -----
NASDAQ COMPOSITE CLASS A                                                        50.01%         -19.50%



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE                                             1 YEAR        LIFE OF FUND
----------------------------------------                                             ------        ------------
Class A       Return before taxes                                                    42.08%          11.13%
              Return after taxes on distributions**                                  42.01%          11.11%
              Return after taxes on distributions & sale of Fund shares**            27.44%           9.59%
                                                                                     -----            ----
RUSSELL 2500 VALUE CLASS A (reflects no deduction for fees, expenses, or taxes)      44.93%          14.79%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX JANUS BALANCED                                                          1 YEAR         5 YEARS      LIFE OF FUND
----------------------                                                          ------         -------      ------------
Class A       Return before taxes                                               6.70%           2.16%          10.95%
              Return after taxes on distributions**                             6.28%           1.47%           9.20%
              Return after taxes on distributions & sale of
              Fund shares**                                                     4.33%           1.46%           8.52%
    ---                                                                        -----            ----           -----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)           28.67%          -0.57%          12.26%
LBGC CLASS A (reflects no deduction for fees, expenses, or taxes)               4.67%           6.66%           8.21%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX TRANSAMERICA FLEXIBLE INCOME                                      1 YEAR         5 YEARS        10 YEARS        LIFE OF FUND
------------------------------------                                      ------         -------        --------        ------------
Class A       Return before taxes                                           0.52%          4.67%          6.14%            7.34%
              Return after taxes on distributions**                        -1.13%          2.63%          3.75%            4.65%
              Return after taxes on distributions & sale of Fund shares**   0.44%          2.69%          3.71%            4.63%
                                                                            ----           ----           ----             ----
LBGC CLASS A (reflects no deduction for fees, expenses, or taxes)           4.67%          6.66%          6.98%            8.33%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX JANUS GLOBAL                                                       1 YEAR        5 YEARS        10 YEARS        LIFE OF FUND
--------------------                                                       ------        -------        --------        ------------
Class A       Return before taxes                                          15.84%         -2.77%          7.18%           10.64%
              Return after taxes on distributions**                        15.84%         -3.13%          6.10%            9.64%
              Return after taxes on distributions & sale of Fund shares**  10.29%         -2.30%          5.78%            9.11%
                                                                           -----           ----           ----             ----
MSCIW CLASS A (reflects no deduction for fees, expenses, or taxes)         33.76%         -0.39%          7.58%            8.69%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX JANUS GROWTH                                                       1 YEAR        5 YEARS        10 YEARS        LIFE OF FUND
--------------------                                                       ------        -------        --------        ------------
Class A       Return before taxes                                          24.30%         -6.81%          7.82%           11.45%
              Return after taxes on distributions**                        24.30%         -7.72%          6.10%            9.41%
              Return after taxes on distributions & sale of Fund shares**  15.80%         -5.44%          6.33%            9.38%
                                                                           -----           ----           ----             ----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)       28.67%         -0.57%          11.06%          11.87%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX JANUS GROWTH & INCOME                                                  1 YEAR         LIFE OF FUND
-----------------------------                                                  ------         ------------
Class A       Return before taxes                                               16.58%          -5.64%
              Return after taxes on distributions**                             16.58%          -5.64%
              Return after taxes on distributions & sale of Fund shares**       10.78%          -4.81%
                                                                                -----           -----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)            28.67%          -3.77%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX JENNISON GROWTH                                                      1 YEAR         5 YEARS        LIFE OF FUND
-----------------------                                                      ------         -------        ------------
Class A       Return before taxes                                             23.74%         -0.10%           2.90%
              Return after taxes on distributions**                           23.74%         -1.16%           1.32%
              Return after taxes on distributions & sale of Fund shares**     15.43%         -0.76%           1.54%
                                                                              -----           ----            ----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)          28.67%         -0.57%           9.02%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX LKCM STRATEGIC TOTAL RETURN                                             1 YEAR          5 YEARS        LIFE OF FUND
-----------------------------------                                             ------          -------        ------------
Class A       Return before taxes                                               15.03%           1.14%           8.34%
              Return after taxes on distributions**                             14.74%           0.43%           7.34%
              Return after taxes on distributions & sale of Fund shares**        9.76%           0.57%           6.72%
                                                                                -----            ----           -----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)            28.67%          -0.57%          12.26%
LBIGC CLASS A (reflects no deduction for fees, expenses, or taxes)               4.31%           6.65%           7.59%



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX MARSICO GROWTH                                                              1 YEAR         LIFE OF FUND
----------------------                                                              ------         ------------
Class A       Return before taxes                                                   20.24%           -2.77%
              Return after taxes on distributions**                                 20.24%           -2.87%
              Return after taxes on distributions & sale of Fund shares**           13.15%           -2.39%
                                                                                    -----             ----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)                28.67%           -0.78%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX PBHG MID CAP GROWTH                                                         1 YEAR    LIFE OF FUND
---------------------------                                                         ------    ------------
Class A       Return before taxes                                                   18.79%       -3.06%
              Return after taxes on distributions**                                 18.79%       -3.20%
              Return after taxes on distributions & sale of Fund shares**           12.21%       -2.63%
                                                                                    -----         ----
RUSSELL MCG CLASS A (reflects no deduction for fees, expenses, or taxes)            42.71%        2.51%



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX PIMCO TOTAL RETURN                                                            1 YEAR      LIFE OF FUND
--------------------------                                                            ------      ------------
Class A       Return before taxes                                                     -0.48%        3.39%
              Return after taxes on distributions**                                   -1.81%        2.04%
              Return after taxes on distributions & sale of Fund shares**             -0.24%        2.11%
                                                                                       ----         ----
LBAB CLASS A (reflects no deduction for fees, expenses, or taxes)                      4.10%        6.76%



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*

TA IDEX SALOMON ALL CAP                                                            1 YEAR      LIFE OF FUND
-----------------------                                                            ------      ------------
Class A       Return before taxes                                                   29.99%        8.31%
              Return after taxes on distributions**                                 29.99%        7.84%
              Return after taxes on distributions & sale of Fund shares**           19.50%        6.91%
                                                                                    -----         ----
RUSSELL 3000 CLASS A (reflects no deduction for fees, expenses, or taxes)           31.06%        0.44%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*
                                                                                   1 YEAR      5 YEARS     LIFE OF FUND
                                                                                   ------      -------     ------------
TA IDEX SALOMON INVESTORS VALUE

Class A           Return before taxes                                              21.99%       3.93%          4.36%
                  Return after taxes on distributions**                            21.81%       3.74%          4.10%
                  Return after taxes on distributions & sale of Fund shares**      14.29%       3.29%          3.68%
                                                                                   -----        ----           ----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)               28.67%      -0.57%          6.73%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*
                                                                                   1 YEAR    LIFE OF FUND
                                                                                   ------    ------------
TA IDEX T. ROWE PRICE HEALTH SCIENCES

Class A           Return before taxes                                              27.34%       1.42%
                  Return after taxes on distributions**                            27.11%       1.33%
                  Return after taxes on distributions & sale of Fund shares**      17.83%       1.17%
                                                                                   -----        ----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)               28.67%       2.01%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*
                                                                                   1 YEAR    LIFE OF FUND
                                                                                   ------    ------------
TA IDEX T. ROWE PRICE SMALL CAP

Class A           Return before taxes                                              30.61%       1.22%
                  Return after taxes on distributions**                            30.61%       1.03%
                  Return after taxes on distributions & sale of Fund shares**      19.90%       0.93%
                                                                                   -----        ----
RUSSELL 2000 CLASS A (reflects no deduction for fees, expenses, or taxes)          47.25%       8.96%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*
                                                                                   1 YEAR    LIFE OF FUND
                                                                                   ------    ------------
TA IDEX T. ROWE PRICE TAX EFFICIENT GROWTH

Class A           Return before taxes                                              22.52%       -0.23%
                  Return after taxes on distributions**                            22.52%       -0.34%
                  Return after taxes on distributions & sale of Fund shares**      14.64%       -0.27%
                                                                                   -----         ----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)               28.67%       -0.78%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*
                                                                                   1 YEAR    LIFE OF FUND
                                                                                   ------    ------------
TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

Class A           Return before taxes                                              20.36%      -10.22%
                  Return after taxes on distributions**                            20.36%      -10.25%
                  Return after taxes on distributions & sale of Fund shares**      13.23%       -8.64%
                                                                                   -----         ----
MSCIW CLASS A (reflects no deduction for fees, expenses, or taxes)                 33.76%       -6.60%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*
                                                                                   1 YEAR      5 YEARS       10 YEARS   LIFE OF FUND
                                                                                   ------      -------       --------   ------------
TA IDEX TRANSAMERICA CONSERVATIVE HIGH YIELD BOND

Class A           Return before taxes                                              14.41%       4.04%         5.85%         8.52%
                  Return after taxes on distributions**                            11.93%       1.27%         2.80%         5.08%
                  Return after taxes on distributions & sale of Fund shares**      9.24%        1.69%         3.05%         5.18%
                                                                                   ----         ----          ----          ----
MLHYM CLASS A (reflects no deduction for fees, expenses, or taxes)                 27.23%       5.47%         7.23%         9.89%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*
                                                                                              LIFE OF
                                                                                    1 YEAR      FUND
                                                                                    ------    -------
TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

Class A           Return before taxes                                                18.54%     7.65%
                  Return after taxes on distributions**                              16.97%     6.52%
                  Return after taxes on distributions & sale of Fund shares**        11.99%     5.83%
                                                                                     -----      ----
ML U.S. CONV. CLASS A (reflects no deduction for fees, expenses, or taxes)           27.15%     11.21%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*
                                                                                              LIFE OF
                                                                                    1 YEAR      FUND
                                                                                    ------    -------
TA IDEX TRANSAMERICA EQUITY

Class A           Return before taxes                                                22.65%     -9.58%
                  Return after taxes on distributions**                              22.65%     -9.58%
                  Return after taxes on distributions & sale of Fund shares**        14.72%     -7.96%
                                                                                     -----       ----
S&P 500 CLASS A (reflects no deduction for fees, expenses, or taxes)                 28.67%     -3.80%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*
                                                                                              LIFE OF
                                                                                    1 YEAR     FUND
                                                                                    ------    -------
TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES

Class A           Return before taxes                                                23.42%    -12.89%
                  Return after taxes on distributions**                              23.42%    -12.89%
                  Return after taxes on distributions & sale of Fund shares**        15.23%    -10.61%
RUSSELL 2000 CLASS A (reflects no deduction for fees, expenses, or taxes)            47.25%     0.39%
RUSSELL 2500 CLASS A (reflects no deduction for fees, expenses, or taxes)            46.31%    -11.67%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03*
                                                                                                           LIFE OF
                                                                                    1 YEAR    5 YEARS        FUND
                                                                                    ------    -------      -------
TA IDEX TRANSAMERICA VALUE BALANCED
Class A           Return before taxes                                                14.31%    1.19%         5.54%
                  Return after taxes on distributions**                              13.59%    0.00%         4.18%
                  Return after taxes on distributions & sale of Fund shares**        9.25%     0.35%         4.03%
                                                                                     ----      ----          ----
LBIGC CLASS A (reflects no deduction for fees, expenses, or taxes)                   4.31%     6.65%         6.93%

RUSSELL 1000 VALUE CLASS A (reflects no deduction for fees, expenses, or taxes)      30.03%    3.56%        11.28%

            NOTE:
            Standard and Poor's 500 Composite Stock Index (S&P 500)
            Morgan Stanley International- Europe, Australasia, Far East Index
              (MSCI-EAFE)
            Lehman Brothers Municipal Bond Index (LBMB)
            Morgan Stanley Capital International World Index (MSCIW)
            NASDAQ Composite Index (NASDAQ Composite)
            Russell 2000 Index (Russell 2000)
            Lehman Brothers U.S. Government/Credit Index (LBGC)
            Lehman Brothers Intermediate U.S. Government/Credit Index (LBIGC) Russell Mid Cap Growth Index (Russell Mid Cap)
            Russell 3000 Index (Russell 3000)
            Merrill Lynch High Yield Master Index (Merrill Lynch)
            Russell 2500 Index (Russell 2500)
            Russell 2500 Value Index (Russell 2500 Value)
            Lehman Brothers Aggregate Bond Index (LBAB)
            Wilshire 5000 Total Market Index (Wilshire 5000)
            Merrill Lynch All U.S. Convertibles Index (Merrill Lynch All U.S.)

      * Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax exempt or tax deferred account. After-tax returns are presented for only one class, Class A shares, and returns for other classes will vary.

      ** The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

      (1) Because TA IDEX Clarion Real Estate Securities and TA IDEX PIMCO Real Return TIPS commenced operations in March 2003, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

The current yield for a particular class of shares of each of TA IDEX Transamerica Flexible Income, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX LKCM Strategic Total Return, TA IDEX PIMCO Total Return, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Convertible Securities, TA IDEX Federated Tax Exempt, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Janus Balanced or TA IDEX Transamerica Value Balanced is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the fund's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses excluding reductions for affiliated brokerage and custody earnings credits accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result.

                                  CURRENT YIELD

                                                               30 Day  Period
                                                                    Ended
                                                               October 31, 2003
TA IDEX Federated Tax Exempt
Class A                                                             2.9768%
Class B                                                             2.4769%
Class C(1)                                                          2.4825%
Class C2(1)*                                                        2.4771%
Class M*                                                            2.8479%

TA IDEX Janus Balanced
Class A                                                              .6652%
Class B                                                              .0654%
Class C(1)                                                           .0664%
Class C2(1)*                                                         .0654%
Class M*                                                             .1625%

TA IDEX Transamerica Flexible Income
Class A                                                             2.7994%
Class B                                                             2.2916%
Class C(1)                                                          2.2943%
Class C2(1)*                                                        2.2914%
Class M*                                                            2.3656%

TA IDEX LKCM Strategic Total Return
Class A                                                              .4537%
Class B                                                             -.1585%
Class C(1)                                                          -.1586%
Class C2(1)*                                                        -.1590%
Class M*                                                            -.0602%

TA IDEX Transamerica Conservative High Yield Bond
Class A                                                             5.2085%
Class B                                                             4.8317%
Class C(1)                                                          4.8303%
Class C2(1)*                                                        4.8307%
Class M*                                                            4.8835%

                                                               30 Day  Period
                                                                    Ended
                                                               October 31, 2003
TA IDEX Transamerica Value Balanced
Class A                                                             1.1589%
Class B                                                              .6008%
Class C(1)                                                           .0645%
Class C2(1)*                                                         .6008%
Class M*                                                             .6893%

TA IDEX Transamerica Convertible Securities
Class A                                                             1.5160%
Class B                                                              .9453%
Class C(1)                                                           .9468%
Class C2(1)*                                                         .9477%
Class M*                                                            1.0088%

TA IDEX PIMCO Total Return
Class A                                                             1.0650%
Class B                                                              .4704%
Class C(1)                                                           .4769%
Class C2(1)*                                                         .4753%
Class M*                                                             .5584%

TA IDEX Asset Allocation-Conservative Portfolio
Class A                                                             1.8778%
Class B                                                             1.3444%
Class C(1)                                                          1.3472%
Class C2(1)*                                                        1.3433%
Class M*                                                            1.4264%

TA IDEX PIMCO Real Return TIPS
Class A                                                             -.2455%
Class B                                                             -.8699%
Class C(1)                                                          -.8651%
Class C2(1)*                                                        -.8715%
Class M*                                                            -.7669%

(1) All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.

*     Effective November 11, 2002, this class was closed to new investors.

The tax equivalent yield of TA IDEX Federated Tax Exempt is computed by dividing that portion of the yield (as computed above) which is tax-exempt by one minus an assumed tax rate of 28% and adding the product to that portion, if any, of the fund's yield that is not tax-exempt. The tax equivalent yield of TA IDEX Federated Tax Exempt Class A, Class B, Class

C2, Class C and Class M shares based on a 30-day period ended October 31, 2003 was 4.13%, 3.44%, 3.44%, 3.45% and 3.96%, respectively.

TA IDEX TRANSAMERICA MONEY MARKET PERFORMANCE

From time to time, Transamerica IDEX may advertise performance for TA IDEX Transamerica Money Market, including "yield." This figure is based upon historical earnings and is not representative of the future performance of the fund. The yield of the fund refers to the net investment income generated by a hypothetical investment in the fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment.

The fund's seven-day yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the fund as follows: The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculations.

The fund's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1) 365/7-1. The fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1) 365/30-1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage on the increased dollar value of the hypothetical investment over the period.

All information shown below is for the period ending October 31, 2003.

                            Yield                   Yield
Share Class                 7 days                 30 days
----------------------------------------------------------
A                           0.23%                   0.23%
B                           0.10%                   0.10%
C*                          0.10%                   0.10%
C2*                         0.10%                   0.10%
M                           0.10%                   0.10%

* All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares.

From time to time in advertisements or sales material, a fund may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services or by publications of general interest such as Wall Street Journal, Boston Globe, New York Times, Los Angeles Times, Christian Science Monitor, USA Today, Tampa Tribune, St. Petersburg Times, Financial Times, Hartford Current, International Herald Tribune, Investor's Business Daily, Boston Herald, Washington Post, Kiplinger's Washington Letter, Kiplinger's Tax Report, Kiplinger's Personal Finance Magazine, Barron's, Business Week, Financial Services Week, National Underwriter, Time, Newsweek, Pensions & Investments, U.S. News and World Report, Morningstar Mutual Fund Values, Economist, Bank Letter, Boston Business Journal, Research Recommendations, Facs of the Week, Money, Modern Maturity, Forbes, Fortune, Financial Planner, American Banker, U.S. Banker, ABA Banking Journal, Institutional Investor (U.S./Europe), Registered Representative, Independent Agent, American Demographics, Trusts & Estates, Credit Union Management, Personal

Investor, New England Business, Business Month, Gentlemen's Quarterly, Employee Research Report, Employee Benefit Plan Review, ICI Mutual Fund News, Succeed, Johnson Charts, Weisenberger Investment Companies Service, Mutual Fund Quarterly, Financial World Magazine, Consumer Reports, Babson-United Mutual Fund Selector and Mutual Fund Encyclopedia (Dearborn Financial Publishing). A fund may also advertise non-standardized performance information which is for a period in addition to those required to be presented, or which provides actual year-by-year return, or any combination thereof, or both. For Class A, Class M and Class T shares, non-standardized performance may also be that which does not reflect deduction of the maximum sales charge applicable to Class A, Class M and Class T shares or the contingent deferred sales charge applicable to Class B and under certain circumstances Class A, Class M and Class T shares. In addition, a fund may, as appropriate, compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index. A fund may also advertise various methods of investing including, among others, dollar cost averaging and may use compounding illustrations to show the results of such investment methods. Transamerica IDEX or its Distributor may also from time to time in advertisements or sales material present tables or other information comparing tax-exempt yields to the equivalent taxable yields, whether with specific reference to TA IDEX Federated Tax Exempt or otherwise.

                              FINANCIAL STATEMENTS

Audited financial statements for the funds for the fiscal year ended October 31, 2003 are incorporated by reference from the Transamerica IDEX Annual Report dated October 31, 2003.

                                   APPENDIX A

AEGON/TRANSAMERICA FUND ADVISERS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("ATFA PROXY POLICY")

PURPOSE. The ATFA Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and ATFA's fiduciary and other duties to its clients. The purpose of the ATFA Proxy Policy is to ensure that where ATFA exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to ATFA clients exercise voting authority with respect to ATFA client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the ATFA client.

ATFA'S ADVISORY ACTIVITIES. ATFA acts as investment adviser to IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc., Transamerica Occidental Separate Account Fund B and AEGON/Transamerica Series Fund, Inc. (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, ATFA has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between ATFA and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). ATFA serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE ATFA PROXY POLICY. ATFA delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). ATFA will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that ATFA is called upon to exercise voting authority with respect to client securities, ATFA generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if ATFA believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, ATFA will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. ATFA delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. ATFA will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

INITIAL REVIEW. On or before July 1, 2003, the Proxy Administrator will collect from each Sub-Adviser:

-     its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to ATFA making a recommendation to the Board. In conducting its review, ATFA recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

            - whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

            - whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

            - whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- ATFA will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
      Section V.B.2.

- ATFA will follow the same procedure in connection with the engagement of any new Sub-Adviser.

-     Subsequent Review

- ATFA will request that each Sub-Adviser provide ATFA with prompt notice of any material change in its Sub-Adviser Proxy Policy. ATFA will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, ATFA will request that each Sub-Adviser provide ATFA with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by ATFA and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

ATFA EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If ATFA is called upon to exercise voting authority on behalf of a Fund client, ATFA will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that ATFA agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, ATFA believes that the recommendation is not in the best interests of the Fund client, ATFA will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between ATFA or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to ATFA's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by ATFA and operated, in whole or in part, as a "fund of funds", ATFA will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, ATFA will seek Board (or Committee) consent with respect to ATFA's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN ATFA OR ITS AFFILIATES AND THE FUNDS. The ATFA Proxy Voting Policy addresses material conflicts that may arise between ATFA or its affiliates and the Funds by, in every case where ATFA exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause ATFA to maintain the following records:

-     the ATFA Proxy Voting Policy; and

-     records of Fund client requests for ATFA proxy voting information.

RECORDS FOR ATFA EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if ATFA exercises proxy voting authority pursuant to Section VI above, ATFA, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-     records of votes cast by ATFA; and

- copies of any documents created by ATFA that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause ATFA and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-     each Sub-Adviser Proxy Policy; and

-     the materials delineated in Article V above.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of ATFA.

PROVISION OF ATFA PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the ATFA Proxy Policy at least once each calendar year.

AEGON USA INVESTMENT MANAGEMENT, LLC

Not Applicable

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-     Election of Directors

-     Ratification of Selection of Auditors

-     Equity-Based Compensation Plans

-     Anti-Takeover Proposals

      -     Cumulative Voting

      -     Staggered Boards

      -     "Blank Check" Preferred Stock

      -     Elimination of Preemptive Rights

      -     Non-targeted Share Repurchase

      -     Increase in Authorized Common Stock

      -     "Supermajority" Voting Provisions or Super Voting Share Classes

      -     "Fair Price" Amendments

      -     Limiting the Right to Call Special Shareholder Meetings

      -     Poison Pills or Shareholder Rights Plans

      -     Golden Parachutes

      -     Reincorporation

      -     Confidential Voting

      -     Opting In or Out of State Takeover Laws

-     Shareholder Proposals Involving Social, Moral or Ethical Matters

-     Anti-Greenmail Proposals

-     Changes to Indemnification Provisions

-     Non-Stock Incentive Plans

-     Director Tenure

-     Directors' Stock Options Plans

-     Director Share Ownership

-

            Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

ING CLARION REAL ESTATE SECURITIES

PROXY VOTING POLICIES AND PROCEDURES (AS OF JULY 31, 2003).

I. POLICY

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities, L.P. ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

      (a) All proxies received by Clarion will be sent to the Compliance Officer. The Compliance Officer will:

            (1) Keep a record of each proxy received;

            (2) Forward the proxy to the appropriate analyst;

            (3) Determine which accounts managed by Clarion hold the security to which the proxy relates;

            (4) Provide Investor Responsibility Research Center ("IRRC"), Clarion's proxy voting agent, with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Clarion must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

            (5) Absent material conflicts (see Section IV), the analyst will determine how Clarion should vote the proxy. The analyst will send the decision on how Clarion will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for notifying IRRC of the voting decision.

            (6) Clarion retains IRRC, a third party, to assist it in coordinating and voting proxies with respect to client securities. The Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

      In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. A copy of Clarion's guidelines is available upon request.

IV. CONFLICTS OF INTEREST

      (1) The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion.

      (2) If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

V. DISCLOSURE

      (a) Clarion will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Heather A. Trudel, via e-mail or telephone at heather.trudel@ingclarion.com, phone number (610) 995-8907, in order to obtain information on how Clarion voted such client's proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Clarion voted the client's proxy.

      (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Clarion's Form ADV Part II and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients who have already been offered Clarion's Form ADV Part II in a separate mailing.

VI. RECORDKEEPING

      The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. Records of the following will be included in the files:

      (a) Copies of these proxy voting policies and procedures and any amendments thereto.

      (b) A copy of any document Clarion created that was material to making a decision how to vote proxies, or that memorializes that decision.

      (c) A copy of each written client request for information on how Clarion voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

      IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements are available to Clarion upon request. Additionally, Clarion relies on IRRC to retain a copy of the votes cast, available to Clarion upon request.

FEDERATED INVESTMENT MANAGEMENT COMPANY

FEDERATED INVESTORS PROXY VOTING POLICIES AND PRACTICES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the 1940 Act. These Proxy Policies shall also apply to any investment company registered under the 1940 Act for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY. Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS. The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE.  Generally, the Advisers will vote proxies:

- In favor of the full slate of directors nominated in an uncontested election;

- In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

- In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

- In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

- In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

- In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE. Generally, the Advisers will vote proxies:

- Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

- In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

- In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

-     In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS. Generally, the Advisers will vote proxies:

- In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

- Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

- Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS. The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS. The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as
(a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS. Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

- In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

- If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

- If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

-     If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

FEDERATED INVESTORS PROXY VOTING PROCEDURES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Advisers Act.

PROXY VOTING COMMITTEE. The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

-     President of the Advisers (Keith Schappert)

-     Vice Chairman of the Advisers (J. Thomas Madden)

-     Chief Investment Officer for Global Equity (Stephen Auth)

-     Director of Global Equity Research of the Advisers (Christopher Corapi)

-     Investment Management Administrator (Lori Wolff)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES. The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies. The Advisers and IRRC shall take the following steps to implement these procedures:

- The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

- The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

- IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

- If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

- IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

CONFLICTS OF INTEREST. A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the 1940 Act.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

- Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

- Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

- If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

- If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

      - That the Advisers have a significant business relationship with the Interested Company;

      -     The proposals regarding which proxies were cast;

      - Any material communications between the Advisers and the Interested Company regarding the proposal; and

      - Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

- Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING. The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and
(c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

FRED ALGER MANAGEMENT, INC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES. Fred Alger Management, Inc. ("Alger"), an investment adviser registered under the Advisers Act, maintains discretionary authority over client accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger retains proxy voting authority or delegates its proxy voting authority to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider and registered investment adviser. Proxies are voted strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, mutual fund proxies and social and environmental issues. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. Alger monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients. Further, Alger has developed a Proxy Voting Committee, which makes voting determinations in the event of a conflict of interest.

Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger's behalf, maintains proxy statements received regarding client securities; records of votes cast on behalf of its clients; records of client requests for proxy voting information; and any documents prepared by the investment adviser that were material to making a voting decision.

You may obtain a complete description of Alger's proxy voting policies and procedures by visiting the Alger website at www.alger.com or by calling toll-free, (800) 223-3810. To obtain information about how Alger voted proxies of securities held in your accounts, please call toll-free, (800) 223-3810. Copies of these materials will be sent to you upon request.

GREAT COMPANIES, L.L.C.

            PROXY VOTING POLICY (ISSUE DATE: 2/11/02, AMENDED 6/5/03)

I. INTRODUCTION. Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

II. INVESTMENT ADVISERS ACT OF 1940 -- RULE 206(4)-6 REVISED RULE. Rule 206(4)-2 under the Advisers Act requires investment companies such as the TA IDEX funds and their investment Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III. CONFLICT OF INTEREST. It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting. Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with it's policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV. PROXY POLICY GUIDELINES. THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, L.L.C.

THE BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS - Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

      - Are inside directors and sit on the audit, compensation, or nominating committees


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
      - Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO - Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS - Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS - Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE - Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS - Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION - Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS - Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.

PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS - Votes in a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS - RATIFYING AUDITORS -Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES - BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS - Vote against proposals to classify the board. - Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS - Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING - Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS - Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.


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
SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT - Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD - Vote for proposals that seek to fix the size of the board. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES - POISON PILLS - Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS - Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL - Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL - Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS - Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS - Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS - Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS - Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS - CONFIDENTIAL VOTING - Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

EQUAL ACCESS - Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS - Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES - Review on case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE - COMMON STOCK AUTHORIZATION - Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-Class C2apitalization structures.


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
STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS - Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS - Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK - Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK - Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK - Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS - Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS - Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control -- Will the transaction result in a change in control of the company? Bankruptcy -- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS - Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK - Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

      -     adverse governance changes

      -     excessive increases in authorized capital stock

      -     unfair method of distribution

      -     diminution of voting rights

      -     adverse conversion features

      -     negative impact on stock option plans

      -     other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION - Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS - Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION - Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS - Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

- AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES
- Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS - Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA - Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS - Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY - Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES - Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) - Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS - Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION - VOTING ON STATE TAKEOVER STATUTES - Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS - Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS - MERGERS AND ACQUISITIONS - Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING - Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS - Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES - Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS - Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS - Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME - Vote for changing the corporate name.

MUTUAL FUND PROXIES - ELECTION OF DIRECTORS - Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings. Votes should be withheld from directors who:

      - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - ignore a shareholder proposal that is approved by a majority of shares outstanding

      - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - are interested directors and sit on the audit or nominating committee

      - are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND - Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS - Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS - Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES - Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS - Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION - Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL - Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS - Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION - Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND - Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL - Vote against these proposals.

DISTRIBUTION AGREEMENTS - Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE - Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS - Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT - Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR - Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES - ENERGY AND ENVIRONMENT - In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles. Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION - In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination. Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION - It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES (JUNE 2003)

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as

"share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

      1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

      2. Janus will generally vote in favor of all uncontested director candidates.

      3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

      4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

      5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

      6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

      7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

      8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

      9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

      10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

      11. Janus will generally vote with management regarding proposals to declassify a board.

AUDITORS

      12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

      13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

      14. Janus PMs will have to weigh in on proposals relating to contested auditors.

EQUITY BASED COMPENSATION PLANS

      15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

      16. Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

            If current employee/internal ownership is less than or equal to 2% of TSO: up to 6.5% (one time grant).

            If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

            If current employee/internal ownership is greater than 15%: up to 3.5% per year.

      17. Janus will generally oppose annual option grants that exceed 5% of TSO.

      18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

      19. Janus will generally oppose proposals regarding the repricing of underwater options.

      20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

      21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

      22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

      23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

      24. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

      25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

      26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

      27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

      28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and 3) using restricted stock grants instead of options.

      29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

OTHER CORPORATE MATTERS

      30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

      31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

      32. Janus will generally oppose proposals for different classes of stock with different voting rights.

      33. Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note:
            Janus has a poison pill.)

      34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

      35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

      36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

      37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

      38.   Janus PMs will need to weigh in on plans of reorganization.

      39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

      40. Janus will generally vote in favor of proposals regarding changes in company name.

      41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

      42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

      43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

      44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

      45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

      46. Janus will generally vote in favor of proposals to adopt cumulative voting.

      47. Janus will generally vote in favor of proposals to require that voting be confidential.

      48. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

      49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

PROXY VOTING PROCEDURES (JUNE 2003)

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals


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would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge

--------
(1) All references to portfolio managers include assistant portfolio managers.


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of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

JENNISON ASSOCIATES, LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

LUTHER KING CAPITAL MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES (JULY 15, 2003)

I. INTRODUCTION AND GENERAL PRINCIPLES

A. Luther King Capital Management ("LKCM") has been delegated the authority and responsibility to vote the proxies of its respective investment advisory clients, including both ERISA and non-ERISA clients.

B. LKCM understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. LKCM believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with LKCM's fiduciary duties, applicable rules under the Investment Advisers Act of 1940, and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.


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D. In instances where LKCM does not have authority to vote client proxies, it is the responsibility of the client to instruct their custodian to mail proxy material directly to such client.

E. There may be circumstances under which LKCM may abstain from voting a client proxy. LKCM understands that it must vote proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. LKCM's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting. (e.g., non-U.S. securities)

II. PROXY VOTING PROCEDURES

A. The Compliance Officer is responsible for administering and overseeing the proxy voting process. The Compliance Officer also will engage and oversee any third-party vendor to review, monitor and/or vote proxies.

B. LKCM has engaged Institutional Shareholder Services ("ISS") as its voting delegate to:

      (1) Research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

      (2)   Vote and submit proxies in a timely manner;

      (3)   Handle other administrative functions of proxy voting;

      (4) Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5)   Maintain records of votes cast; and

      (6) Provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, LKCM will instruct custodians of client accounts to forward proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, LKCM retains final authority and fiduciary responsibility for proxy voting.

III. PROXY VOTING GUIDELINES

A. LKCM has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect at the time of voting. A summary of the current applicable ISS proxy voting guidelines is attached to these Voting Policies and Procedures as Exhibit A.

B. In the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Compliance Officer, in consultation with the LKCM analyst covering the subject security, shall vote the proxy consistent with the general principles of these Policies and Procedures and in the client's best interest; provided that the analyst and Compliance Officer determine that there is no material conflict of interest between LKCM and the client or clients with respect to the voting of the proxy.

C. There may be circumstances under which an analyst believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. When departing from these Policies and Procedures, LKCM will maintain a record supporting such a vote.

IV. CONFLICTS OF INTEREST

A. LKCM has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to LKCM as a result of business conducted by ISS. LKCM believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.


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B. ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. LKCM believes that this process is reasonably designed to address material conflicts of interest that may arise between LKCM and a client as to how proxies are voted.

C. In the unusual circumstance that (1) an analyst believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, or (2) the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the relevant analyst and Compliance Officer will review the proxy and assess the extent to which there may be a material conflict of interest between LKCM and the client or clients.

In the event that the analyst and Compliance Officer determine that the voting of the proxy presents a material conflict of interest between LKCM and the client or clients, LKCM shall: (i) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends;
(ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or
(iv) engage another independent third party to determine how to vote the proxy.

D. When material conflicts exist, shares must be voted in the best interest of shareholders.

V. RECORDKEEPING

LKCM will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) A copy of these policies and procedures which shall be made available to clients, upon request;

      (2) Proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

      (3)   A record of each vote cast (which ISS maintains on LKCM's behalf);

      (4) Any other document created by LKCM that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

      (5) Each written client request for proxy voting records and LKCM's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained at LKCM's offices in an easily accessible place for a period of five years.

VI. DISCLOSURE

Except as otherwise required by law, LKCM has a general policy of not disclosing to any issuer or third party how LKCM or its voting delegate voted a client's proxy. LKCM will provide clients with a copy of these Procedures upon request. Also, clients may receive information for the current calendar year about how shares held in their portfolios were voted by contacting Jacqui Brownfield in our office at 817/332-3235 or jbrownfield@lkcm.com. For information regarding Exhibits mentioned within this policy, please contact Mrs. Brownfield.

MARSICO CAPITAL MANAGEMENT LLC

Summary of Proxy Voting Policy

Marsico Capital Management, LLC ("MCM") adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

      - MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.


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      -     Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

      - MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

      - In unusual circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

      - MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

PILGRIM BAXTER & ASSOCIATES, LTD.

SUMMARY OF PROXY VOTING POLICY. Pilgrim Baxter & Associates, Ltd. ("PBA") has adopted policies and procedures to govern the voting of proxies on behalf of its clients and has established a Proxy Oversight Committee to perform certain activities required under the Policy. To minimize the potential for conflicts of interest, PBA has engaged an independent,


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
third party to provide voting recommendations consistent with its Policy. In general, PBA's policy seeks to vote proxies in a manner that maximizes the value of client assets. PBA's complete Proxy Voting Policy and related Procedures are available to clients upon request. Clients may also request information regarding how proxies related to their securities were voted.

SALOMON BROTHERS ASSET MANAGEMENT INC.

NOTICE TO CLIENTS CONCERNING PROXY VOTING POLICIES AND PROCEDURES

As part of the Citigroup Asset Management ("CAM") group of companies, Salomon Brothers Asset Management Inc is subject to the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM advisers, including Salomon Brothers Asset Management Inc, vote proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the Policies.

CAM votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first


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
determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request a copy of CAM's Proxy Voting Policies and Procedures; and /or information concerning how CAM voted proxies with respect to the securities held in your account. Such requests may be made by sending a written request to:
Citigroup Asset Management, 300 First Stamford Place, 3rd Floor, Stamford, CT 06902, Attention: Denise Corsetti.

TEMPLETON INVESTMENT COUNSEL, LLC

      Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

      All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

      As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

      The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

      Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

      The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

      The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

T. ROWE PRICE ASSOCIATES, INC.

      PROXY VOTING POLICIES AND PROCEDURES - RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

 CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

                    ADMINISTRATION OF POLICIES AND PROCEDURES

PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

INVESTMENT SUPPORT GROUP. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

                  HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

 In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to
T. Rowe Price upon request.

VOTE DETERMINATION ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

-     Corporate environmental practices;

-     Board diversity;

-     Employment practices and employment opportunity;

-     Military, nuclear power and related energy issues;

-     Tobacco, alcohol, infant formula and safety in advertising practices;

-     Economic conversion and diversification;

-     International labor practices and operating policies;

-     Genetically-modified foods;

-     Animal rights; and

-     Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian


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
automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym:
TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION. Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote -- such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines -- many of which are consistent with ISS positions -- T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

REPORTING. Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.


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
                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                   APPENDIX A
                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.


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3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-Class C2apital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

                Institutional Shareholder Services, Inc. ("ISS")

           TRANSAMERICA IDEX MUTUAL FUNDS (FORMERLY IDEX MUTUAL FUNDS)

                                OTHER INFORMATION
                                     PART C

ITEM 23. EXHIBITS

         List all exhibits filed as part of the Registration Statement.

         l(a)     Restatement of Declaration of Trust (1)

         (b)      Bylaws, as amended (1)

         (c)      Not Applicable

         (d)      (1)      Management and Investment Advisory Agreement


                           (aa)     TA IDEX Alger Aggressive Growth (1)



                           (bb) TA IDEX Janus Global, TA IDEX Janus Growth and TA IDEX Janus Balanced (6)



                           (cc) TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity) (3)



                           (dd)     TA IDEX LKCM Strategic Total Return (1)



                           (ee)     TA IDEX Transamerica Value Balanced (21)



                           (ff) TA IDEX Transamerica Conservative High-Yield Bond (1)



                           (gg)     TA IDEX Federated Tax Exempt (12)



                           (hh) TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Salomon All Cap, TA IDEX PBHG Mid Cap Growth, and TA IDEX T. Rowe Price Small Cap (6)



                           (ii) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity (10)



                           (jj) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies- Technology(SM) (12)



                           (kk) TA IDEX Templeton Great Companies Global (formerly IDEX Great Companies - Global(2)



                           (ll)     TA IDEX Janus Growth & Income (15)



                           (mm) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth)(17)



                           (nn) TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset Allocation
                                    - Moderate Growth, TA IDEX Asset Allocation
                                    - Growth, TA IDEX Transamerica Money Market,
                                    TA IDEX Transamerica Convertible Securities,
                                    TA IDEX PIMCO Total Return, TA IDEX Salomon
                                    Investors Value and TA IDEX T. Rowe Price
                                    Health Sciences (20)



                           (oo)     TA IDEX Protected Principal Stock (21)



                           (pp) TA IDEX Marsico Growth (formerly IDEX Goldman Sachs Growth) (24)



                           (qq) TA IDEX Clarion Real Estate Securities and TA IDEX PIMCO Real Return TIPS (25)



                           (rr)     TA IDEX Transamerica Small/Mid Cap Value



                           (ss)     TA IDEX Transamerica Flexible Income


                  (2)      Investment Counsel (Sub-Advisory) Agreement


                           (aa)     TA IDEX Alger Aggressive Growth (1)



                           (bb) TA IDEX Janus Global, TA IDEX Janus Growth and TA IDEX Janus Balanced (20)



                           (cc)     TA IDEX LKCM Strategic Total Return (1)



                           (dd)     TA IDEX Transamerica Value Balanced (21)



                           (ee) TA IDEX Transamerica Conservative High-Yield Bond (1)



                           (ff) TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX T. Rowe Price Small Cap (6)



                           (gg)     TA IDEX Salomon All Cap (6)



                           (hh)     TA IDEX PBHG Mid Cap Growth (6)



                           (ii) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity (10)



                           (jj) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies- Technology(SM) (12)



                           (kk)     TA IDEX Federated Tax Exempt (12)



                           (ll) TA IDEX Templeton Great Companies Global (formerly IDEX Great Companies - Global(2)
                                    (27)



                           (mm)     TA IDEX Janus Growth & Income (15)



                           (nn) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth) (17)

                           (oo) TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity) (3)



                           (pp) TA IDEX Transamerica Convertible Securities and TA IDEX Transamerica Money Market (20)



                           (qq)     TA IDEX PIMCO Total Return (20)



                           (rr)     TA IDEX T. Rowe Price Health Sciences (20)



                           (ss)     TA IDEX Salomon Investors Value (20)



                           (tt)     TA IDEX Protected Principal Stock (21)



                           (uu)     TA IDEX Marsico Growth (26)



                           (vv)     TA IDEX Clarion Real Estate Securities (25)



                           (ww)     TA IDEX PIMCO Real Return TIPS (25)



                           (xx)     TA IDEX Transamerica Small/Mid Cap Value


                           (yy)     TA IDEX Transamerica Flexible Income

         (e)               (1)      Underwriting Agreement (schedule I) (25)

                           (2)      Dealer's Sales Agreement (24)

                           (3)      Service Agreement (9)

                           (4)      Wholesaler's Agreement (3)

         (f)      Trustees Deferred Compensation Plan (2)

         (g)      Custody Agreement (23)

         (h)               (1)      Transfer Agency Agreement (1)

                           (2)      Administrative Services Agreement (23)

                           (3) Amended and Restated Plan for Multiple Classes of Shares (20)

                           (4)      Expense Limitation Agreement (25)

                           (5)      Consulting Agreement



         (i)      Opinion of Counsel



         (j)      Consent of PricewaterhouseCoopers LLP


         (k)      Financial Statements (22)

         (l)      Investment Letter from Sole Shareholder (1)


         (m)      (1)      Plan of Distribution under Rule 12b-1 - Class A/B/C
                           Shares (all funds) (Class C formerly Class L)



                  (2) Plan of Distribution under Rule 12b-1 - Class C2 Shares (Class C2 formerly Class C)



                           (aa)     TA IDEX Alger Aggressive Growth (9)



                           (bb)     TA IDEX Janus Global (9)



                           (cc)     TA IDEX Janus Growth (9)



                           (dd)     TA IDEX Salomon Investors Value (9)



                           (ee)     TA IDEX LKCM Strategic Total Return (9)



                           (ff)     TA IDEX Transamerica Value Balanced (9)



                           (gg)     TA IDEX Janus Balanced (9)



                           (hh) TA IDEX Transamerica Flexible Income (formerly, IDEX Janus Flexible Income)



                           (ii) TA IDEX Transamerica Conservative High-Yield Bond (9)



                           (jj)     TA IDEX Federated Tax Exempt (3)



                           (kk) TA IDEX Marsico Growth (formerly IDEX Goldman Sachs Growth) (9)



                           (ll)     TA IDEX T. Rowe Price Tax-Efficient Growth
                                    (9)



                           (mm)     TA IDEX Salomon All Cap (9)



                           (nn) TA IDEX PBHG Mid Cap Growth and TA IDEX T. Rowe Price Small Cap (9)



                           (oo) TA IDEX TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity) (3)



                           (pp) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity (10)



                           (qq) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM) (12)



                           (rr) TA IDEX Templeton Great Companies Global (formerly IDEX Great Companies - Global(2)
                                    (14)



                           (ss)     TA IDEX Janus Growth & Income (15)

                           (tt) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth) (17)



                           (uu) Amendment to Plan of Distribution under Rule 12b-1 - Class C Shares (19)



                           (vv) TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX PIMCO Total Return, TA IDEX T. Rowe Price Health Sciences, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Growth Portfolio (20)


                           (ww)     TA IDEX Protected Principal Stock (21)

                           (xx) TA IDEX Transamerica Small/Mid Cap Value (formerly, IDEX Isabelle Small Cap Value)

                  (3)      Plan of Distribution under Rule 12b-1 - Class M
                           Shares


                           (aa)     TA IDEX Alger Aggressive Growth (1)



                           (bb)     TA IDEX Janus Global (1)



                           (cc)     TA IDEX Janus Growth (1)



                           (dd)     TA IDEX Salomon Value Investors (1)



                           (ee)     TA IDEX LKCM Strategic Total Return (1)



                           (ff)     TA IDEX Transamerica Value Balanced (5)



                           (gg)     TA IDEX Janus Balanced (1)



                           (hh) TA IDEX Transamerica Flexible Income (formerly, IDEX Janus Flexible Income)



                           (ii) TA IDEX Transamerica Conservative High-Yield Bond (1)



                           (jj)     TA IDEX Federated Tax Exempt (1)



                           (kk) TA IDEX Marsico Growth (formerly IDEX Goldman Sachs Growth) (6)



                           (ll)     TA IDEX T. Rowe Price Tax-Efficient Growth
                                    (6)



                           (mm)     TA IDEX Salomon All Cap (6)



                           (nn) TA IDEX PBHG Mid Cap Growth and TA IDEX T. Rowe Price Small Cap (6)



                           (oo) TA IDEX Jennison Growth (formerly TA IDEX Jennison Equity Opportunity) (3)



                           (pp) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity (10)



                           (qq) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM) (12)



                           (rr) TA IDEX Templeton Great Companies Global (formerly TA IDEX Great Companies Global(2)
                                    (14)



                           (ss)     TA IDEX Janus Growth & Income (15)



                           (tt) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth) (19)



                           (uu) Amendment to Plan of Distribution under Rule 12b-1 - Class M Shares (19)



                           (vv) TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX PIMCO Total Return, TA IDEX T. Rowe Price Health Sciences, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Growth Portfolio (20)


                           (ww)     TA IDEX Protected Principal Stock (21)

                           (xx) TA IDEX Transamerica Small/Mid Cap Value (formerly, IDEX Isabelle Small Cap Value)

                  (4) Plan of Distribution under Rule 12b-1 - Class C2 Shares (all funds)

         (n)      Not applicable

         (o)      Reserved

         (p)      Code of Ethics (25)

                  (1)      IDEX Mutual Funds (12)

                  SUB-ADVISERS

                  (2)      AEGON USA Investment Management, LLC (12)

                  (3)      Fred Alger Management, Inc. (12)

                  (4)      Federated Investment Management Company (12)

                  (5)      Janus Capital Management, LLC (12)

                  (6)      Luther King Capital Management (12)

                  (7)      Pilgrim Baxter & Associates, Ltd. (12)

                  (8)      Salomon Brothers Asset Management Inc (12)

                  (9)      Transamerica Investment Management, LLC (12)

                  (10)     T. Rowe Price Associates, Inc. (12)

                  (11      Great Companies, L.L.C. (14)

                  (12)     Jennison Associates LLC (26)

                  (13)     American Century Investment Management, Inc. (18)

                  (14)     Pacific Investment Management Company LLC (21)

                  (15)     Gateway Investment Advisers, Inc. (21)

                  (16)     Banc of America Capital Management, LLC (24)

                  (17)     ING Clarion Real Estate Securities (25)

                  (18)     Templeton Investment Counsel, LLC (27)

-------------------
(1) Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 33-2659).

(2) Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 33-2659)

(3) Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 17, 1995 (File No. 33-2659).

(4) Filed previously with Post-Effective Amendment No. 18 to Registration Statement filed on June 30, 1995 (File No. 33-2659).

(5) Filed previously with Post-Effective Amendment No. 26 to Registration Statement filed on July 16, 1997 (File No. 33-2659).

(6) Filed previously with Post-Effective Amendment No. 29 to Registration Statement filed on December 15, 1998 (File No. 33-2659).

(7) Filed previously by the registrant with the registration statement filed on Form N-14 on June 3, 1996 (File No. 33-05113).

(8) Filed previously with Post-Effective Amendment No. 30 to Registration Statement filed on March 1,1999 (File No. 33-2659).

(9) Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 33-2659).

(10) Filed previously with Post-Effective Amendment No. 33 to Registration Statement filed on December 17, 1999 (File No. 33-2659).

(11) Filed previously with Post-Effective Amendment No. 34 to Registration Statement filed on February 28, 2000 (File No. 33-2659).

(12) Filed previously with Post-Effective Amendment No. 35 to Registration Statement filed on March 31, 2000 (File No. 33-2659).

(13) Filed previously with Post-Effective Amendment No. 36 to Registration Statement filed on June 14, 2000 (File No. 33-2659).

(14) Filed previously with Post-Effective Amendment No. 37 to Registration Statement filed on June 16, 2000 (File No. 33-2659).

(15) Filed previously with Post-Effective Amendment No. 39 to Registration Statement filed on September 15, 2000 (File No. 33-2659).

(16) Filed previously with Post-Effective Amendment No. 40 to Registration Statement on December 1, 2000 (File No. 33-2659).

(17) Filed previously with Post-Effective Amendment No. 41 to Registration Statement on December 15, 2000 (File No. 33-2659).

(18) Filed previously with American Century Tax Free & Municipal Funds Post-Effective Amendment No. 30 to the Registration Statement filed on December 29, 2000, and incorporated herein by reference (File No. 2-82734).

(19) Filed previously with Post-Effective Amendment No. 42 to Registration Statement on March 1, 2001 (File No. 33-2659).

(20) Filed previously with Post-Effective Amendment No. 43 to Registration Statement on December 14, 2001 (File No. 33-2659).

(21) Filed previously with Post-Effective Amendment No. 47 to Registration Statement on March 29, 2002 (File No. 33-2659).

(22) Filed previously with Post-Effective Amendment No. 48 to Registration Statement on April 15, 2002 (File No. 33-2659).

(23) Filed previously with Post-Effective Amendment No. 49 to Registration Statement on September 12, 2002 (File No. 33-2659).

(24) Filed previously with Post-Effective Amendment No. 50 to Registration Statement on November 12, 2002 (File No. 33-2659).

(25) Filed previously with Post-Effective Amendment No. 51 to Registration Statement on December 13, 2002 (File No. 33-2659).

(26) Filed previously with Post-Effective Amendment No. 52 to Registration Statement on February 28, 2003 (File No. 33-2659).


(27) Filed previously with Post-Effective Amendment No. 54 to Registration Statement on December 31, 2003 (File No. 33-2659).


ITEM 24 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


         To the knowledge of the Registrant, TA IDEX Janus Global, TA IDEX Janus Growth, TA IDEX Janus Balanced, TA IDEX Transamerica Flexible Income (formerly IDEX Janus Flexible Income), TA IDEX Alger Aggressive Growth, TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity), TA IDEX Salomon Investors Value, TA IDEX LKCM Strategic Total Return, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Federated Tax Exempt, TA IDEX Marsico Growth (formerly IDEX Goldman Sachs Growth), TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Salomon All Cap, TA IDEX PBHG Mid Cap Growth, TA IDEX T. Rowe Price Small Cap, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Great Companies - America(SM) , TA IDEX Great Companies - Technology(SM), TA IDEX Janus Growth & Income, TA IDEX American Century International, TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth), TA IDEX Transamerica Small/Mid Cap Value (formerly IDEX Isabelle Small Cap Value), TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Total Return, TA IDEX Templeton Great Companies Global (formerly IDEX Great Companies - Global(2), TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Protected Principal Stock, TA IDEX Clarion Real Estate Securities, TA IDEX PIMCO Real Return TIPS and TA IDEX Asset Allocation - Growth Portfolio are not controlled by or under common control with any other person. The Registrant has no subsidiaries.

ITEM 25 INDEMNIFICATION

         Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         AEGON/Transamerica Fund Advisers. Inc. ("ATFA") is principally engaged in offering investment advisory services.

                  The only businesses, professions, vocations or employments of a substantial nature of Larry N. Norman, Brian C. Scott and John K. Carter, directors of ATFA, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of ATFA: Kim D. Day, Senior Vice President and Treasurer, is Senior Vice President and Treasurer of AEGON/Transamerica Fund Services, Inc. and other related entities.

                                   * * * * * *


         Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, serves as sub-adviser to TA IDEX Janus Growth, TA IDEX Janus Balanced, TA IDEX Janus Global and TA IDEX Janus Growth & Income. Janus also serves as sub-adviser to certain of the mutual funds within AEGON/Transamerica Series Fund, Inc. and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts.


         Thomas A. Early, Senior Vice President, General Counsel, Secretary and Chief of Corporate Affairs; Bonnie M. Howe, Vice President and Assistant General Counsel; Kelley Abbott Howes, Vice President and Assistant General Counsel; Heidi J. Walter, Vice President and Assistant General Counsel; Loren M. Starr, Senior Vice President and Chief Financial Officer; Mark B. Whiston, Chief Executive Officer; David R. Kowalski, Vice President of Compliance and Chief Compliance Officer; Robin C. Beery, Senior Vice President and Chief Marketing Officer; R. Timothy Hudner, Vice President of Operations and Technology; James
P. Goff, Vice President and Director of Research; Edward F. Keely, Vice President; Karen L. Reidy, Vice President; Jonathan D. Coleman, Vice President; Ronald V. Speaker, Vice President; David J. Corkins, Vice President; Girard C. Miller, Executive Vice President and Chief Operating Officer; Lars O. Soderberg, Executive Vice President and Managing Director of Institutional Services; Richard C. Garland, Executive Vice President and Managing Director; William H. Bales, Vice President; Laurence J. Chang, Vice President; David C. Decker, Vice President; Mike Lu, Vice President; Brent A. Lynn, Vice President; Thomas R. Malley, Vice President; Sharon S. Pichler, Vice President; E. Marc Pinto, Vice President; Blaine P. Rollins, Vice President; Ron Sachs, Vice President; John H. Schreiber, Vice President; Scott W. Schoelzel, Vice President; J. Eric Thorderson, Vice President; Darrell W. Watters, Vice President; Jason Yee, Vice President; Joseph W. Baggett, Vice President; Andrew J. Iseman, Vice President, Corporate and Institutional Services and Operations; Stephen Belgrad, Vice President of Finance and Strategy; Matthew R. Luorna, Vice President and Treasurer; Gregory A. Frost, Vice President and Controller; Nigel J. Austin, Vice President of International Funds and Assistant General Counsel; Douglas N. Beck, Vice President of Corporate Affairs; Curt R. Foust, Vice President, Assistant Secretary and Assistant General Cousel; Kevin Lindsell, Vice President of Corporate Risk Management; Peter Boucher, Vice President of Human Resources; Mary-Martha Bahn, Vice President of Leadership Development; Bradley Prill, Vice President of Total Rewards; James J. Coffin, Vice President of Institutional Services; Michael Matus, Vice President of Institutional Services; John E. Ostrander, Vice President of Institutional Services; Russell P. Shipman, Vice President of Institutional Services; Tom H. Warren, Vice President of Institutional Services; Walter G. Wogton, Vice President of Institutional Services; George W. Hagerman, Vice President of Institutional Services and Director of Advisory Services; Ken E. Paieski, Vice President and Director of Separate Account Services; Jane C. Ingalls, Vice President of Public Relations; Anita E Falicia, Vice President of Investment Accounting; Andrea J. Young, Vice President, Information Technology; Douglas J. Laird, Vice President, Retail Services and Operations; Mark Thomas, Vice President; John J. Mari, Vice President; Blair E. Johnson, Vice President;

                                      * * *

         Fred Alger Management, Inc. ("Alger Management"), 30 Montgomery Street, Jersey City, New Jersey 07302, the sub-adviser

         Fred Alger Management, Inc. ("Alger Management"), 30 Montgomery Street, Jersey City, New Jersey 07302, the sub-adviser to TA IDEX Alger Aggressive Growth, is a wholly owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc.") which in turn is a wholly-owned subsidiary of Alger Associates, Inc. ("Associates"), a financial services holding company. Alger Management is generally engaged in rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals.


         Fred M. Alger III serves as Chairman of the Board and President and Gregory S. Duch serves as Executive Vice President and Treasurer of the following companies: Associates; Alger, Inc.; Alger Management; Alger Properties, Inc.; Alger Shareholder Services, Inc.; and Alger Life Insurance Agency, Inc. Mr. Duch also is a member of the Board of Directors of Associates, Alger, Inc. and Alger Management. Mr. Alger also serves as Chairman of the Board of Analysts Resources, Inc. ("ARI"). Mr. Alger serves as Chairman of the Board and President and Mr. Duch serves as Treasurer of The Alger Fund, The Alger American Fund, Spectra Fund, The Alger Institutional Fund and Castle Convertible Fund, Inc. Mr. Duch also serves as Executive Vice President, Treasurer and Director of ARI and as Chairman of the Board of Alger National Trust Company. The principal business address of each of the companies listed above, other than Alger, Inc., and Alger Shareholder Services, Inc. is 111 Fifth Avenue, New York, NY 10003. The principal business address of Alger, Inc. and Alger Shareholder Services is 30 Montgomery Street, Jersey City, NJ 07302. The principal address of Alger National Trust Company is 78 Headquarters Plaza, West Tower - Fourth Floor, Morristown, New Jersey 07960.

                                     * * *


         Jennison Associates, LLC ("Jennison"), the sub-adviser to TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity), is an indirect wholly-owned subsidiary of the Prudential Financial Inc. ("Prudential"). Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.


         The business and other connections of Jennison Associates LLC's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

         Dennis M. Kass, Director, Chairman and Chief Executive Officer,. Director and Vice President, Prudential Investment Management, Inc. ("PIM"), Director, Prudential Trust Company; Spiros Segalas, Director, President and Chief Investment Officer; Michael A. Del Balso, Director and Executive Vice President; Karen E. Kohler, Director, Executive Vice President; Kathleen A. McCarragher, Director and Executive Vice President; Mary-Jane Flaherty, (Gateway Center Three, 15th Floor 100 Mulberry Street Newark, New Jersey, 07102), Director, Managing Director - Strategic Initiatives, PIM., Director and Vice President, Prudential Asset Management Holding Company ("PAMHC"); Philip N. Russo, (Gateway Center Three, 15th Floor 100 Mulberry Street, Newark, New Jersey, 07102), Director, PIM, Director, PRICOA General Partner Limited.Treasurer, PIM Warehouse, Inc. ("PIMW"). Chief Financial Officer, Executive Vice President and Treasurer, PIFM Holdco, Inc. Chief Financial Officer, Executive Vice President and Treasurer, Prudential Investments LLC. Chief Financial Officer, Prudential Mutual Fund Services LLC. Vice President and Director, PIM Investments, Inc. ("PIMI"). Vice President Finance, PIM Foreign Investments, Inc. ("PIMF"). Chief Financial Officer, Executive Vice President and Director, American Scandia Investment Services, Incorporated. Chief Financial Officer and Director, American Scandia Fund Services, Inc. Chief Financial Officer, Executive Vice President and Director, American Scandia Advisory Services, Inc.; Victor Y. Sim, (751 Broad Street, 17th Floor, Newark, New Jersey, 07102), Director. Vice President, Total Compensation, Prudential Financial, Inc. ("PFI"); John R. Strangfeld, (751 Broad Street, 17th Floor, Newark, New Jersey, 07102), Director. Vice Chairman, Prudential Financial, Inc. ("PFI"), Director and Chairman, PIM Director and President, PAMHC; Director, Chairman and Chief Executive Officer, Prudential Securities Group Inc., Director, Chairman and Chief Executive Officer, Prudential Equity Group, Inc. Director and Chairman, PIM Global Financial Strategies, Inc., Director and President, Prudential Capital & Investment Services, LLC., Chairman Wachovia Securities, LLC.; Kevin C. Uebelein, (Prudential Investment Management (Japan), Inc. Prudential Tower, 2-13-10 Nagata-cho, Chiyoda-ku, Tokyo, 100-0014 Japan), Director, Chief Investment Officer, Senior Managing Executive Officer, Executive Officer, The Gibraltar Life Insurance Company, Ltd., Senior Vice President, PIM, Director, Prudential Investment Management (Japan), Inc., Director, Asian Infrastructure Mezzanine Capital Fund; Bernard B. Winograd, (Gateway Center Three, 15th Floor, 100 Mulberry Street, Newark, New Jersey, 07102), Director. Director, Chief Executive Officer and President, PIM., Director and Vice President, PAMHC, Director and Chairman, PIMW, Director and Chairman, PIC Holdings Limited, Trustee, 745 Property Investments, Executive Vice President, Prudential Investment Management Services LLC., Director and President, PIMI, President, PIMF, Signatory Second Vice President, The Prudential Insurance Company of America.

                                      * * *


         Luther King Capital Management Corporation ("LKCM"), 301 Commerce Street., Suite 1600, Ft. Worth, Texas 76102, the sub-adviser to TA IDEX LKCM Strategic Total Return, is a registered investment adviser providing investment management services.

         Luther King Capital Management Corporation also provides investment management services to individual and institutional investors on a private basis. J. Luther King, Jr., President of the sub-adviser; Paul W. Greenwell; Jacqui Brownfield; Scot C. Hollmann; David L. Dowler; Joan M. Maynard; Vincent
G. Melashenko; Michael Yeager; James B. Orser; William M. Uhlemeyer; J. Bryan King; Gary G. Walsh; Steven R. Purvis; Mark Johnson; Timothy E. Harris; James J. Kerrigan; Alan D. Marshall; and Barbara S. Garcia, officers of Luther King Capital Management Corporation, have no substantial business, profession, vocation or employment other than their positions with Luther King Capital Management Corporation.

                                      * * *


         Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, New York, 10022, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value. The directors and officers are as follows: Virgil
H. Cumming, Member of the Board of Directors and Managing Director of Citigroup Global Markets Inc.; Peter J. Wilby, Member of the Board of Directors and Managing Director of SaBAM; Evan L. Melberg, Member of the Board of Directors and Managing Director of SaBAM; Michael F. Rosenbaum, Chief Legal Officer and General Counsel of Citigroup Asset Management; Jeffrey S. Scott, Compliance Officer.


                                      * * *


         T. Rowe Price Associates, Inc., ("T. Rowe") 100 East Pratt Street, Baltimore, Maryland 21202 serves as sub-adviser to TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Health Sciences. Edward C. Bernard; James A.C. Kennedy; William T. Reynolds; James S. Riepe; George A. Roche; and M. David Testa.


                                      * * *


         Pilgrim Baxter & Associates, Ltd. ("Pilgrim"), 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087, serves as sub-adviser to TA IDEX PBHG Mid Cap Growth. Harold J. Baxter, Chairman, Chief Executive Officer and Director, also serves as Trustee to PBHG Fund Distributors; Director, Trustee and Chairman of PBHG Insurance Series; Trustee of PBHG Fund Services; and Chairman and Trustee of PBGH Funds. The remaining principal officers are Gary L. Pilgrim, President and Director of Pilgrim; Trustee of PBHG Fund Services; and President of PBHG Insurance Series Fund and PBHG Funds; Michael S. Sutton, Chief Investment Officer and Vice President; Eric C. Schnieder, Chief Financial Officer and Treasurer of Pilgrim; Chief Financial Officer of PBHG Fund Services; and Trustee and Chief Financial Officer of PBHG Fund Distributors; Brian C. Dillon, Chief Compliance Officer of Pilgrim, PBHG Fund Distributors and PBHG Fund Services; Vice President of PBHG Funds and PBHG Insurance Series Fund; and John M. Zerr, General Counsel and Secretary of Pilgrim, PBHG Fund Distributors, and PBHG Fund Services; and Vice President and Secretary of PBHG Funds and PBHG Insurance Series Fund.


         Each person and entity may be reached c/o Pilgrim Baxter & Associates, Ltd., at the above address.

                                      * * *


         Transamerica Investment Management, LLC, ("TIM") 1150 South Olive Street, Suite 2700, Los Angeles, California 90015, serves as sub-adviser to TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Small/Mid Cap Value (formerly IDEX Isabelle Small Cap Value), TA IDEX Transamerica Flexible Income (formerly IDEX Janus Flexible Income), TA IDEX Transamerica Equity, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Value Balanced and TA IDEX Transamerica Money Market. The officers are John R. Kenney, Manager and Chairman, Director and Co-Chief Executive Officer of Great Companies, L.L.C.; Larry N. Norman, Manager, and Executive Vice President and Chief Executive Officer of AEGON USA, Inc.; John C. Riazzi, Manager and Chief Executive Officer; Gary U. Rolle, Manager, President and Chief Investment Officer; Brian C. Scott, Manager and Director, President and Chief Executive Officer of AEGON/Transamerica Fund Advisers, Inc.; Ann Marie Swanson, Vice President, Chief Compliance Officer and Secretary; and Jeffrey S. Van Harte, Manager, Senior Vice President and Head of Equities.


                                      * * *


         Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Clearwater, Florida 33756, serves as sub-adviser to TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM), and as co-sub-adviser to TA IDEX Templeton Great Companies Global (formerly IDEX Great Companies - Global(2)). John R. Kenney, Member and Manager, serves as Chairman and Co-CEO. James Hare Huguet, Member and Manager, serves as President, Co-CEO and Chief Investment Officer.; Thomas R. Moriarty, Manager, also serves as Executive Vice President of AEGON/Transamerica Fund Services, Inc.; Executive Vice President of AEGON/Transamerica Fund Advisers, Inc.; Chairman, Director and President of InterSecurities, Inc.; Vice President of AFSG Securities Corp.; and Vice President of Western Reserve Life Assurance Co. of Ohio; Jerome C. Vahl, Manager, also serves as Director and President of Western Reserve Life Assurance Co. of Ohio. John C. Riazzi, Manager, also serves as CEO of Transamerica Investment Management, LLC ("TIM") an affiliated Investment Adviser of Great Companies, LLC. TIM acts as a sub-adviser to TA IDEX Mutual Funds.

                                      * * *


         Templeton Investment Counsel, LLC ("Templeton"), One Franklin Parkway, San Mateo, California 94403-1906, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global. The executive officers of Templeton are as follows:
Donald F. Reed, CEO; Gary P. Motyl, President; Martin L. Flanagan, Executive Vice President & COO; Gregory E. McGowan, Executive Vice President & Secretary; Mark R. Beveridge, Sr. Vice President & Portfolio Manager - Research Analyst; Tracy A. Harrington, Sr. Vice President - Institutional Marketing Support; William Howard, Sr. Vice President & Portfolio Manager - Research Analyst; Charles R. Hutchens, Sr. Vice President & Director Client Services; Peter A. Nori, Sr. Vice President & Portfolio Manager - Research Analyst; Cindy L. Sweeting, Sr. Vice President & Portfolio Manager - Research Analyst; Edgerton T. Scott, Sr. Vice President & Portfolio Manager - Research Analyst; Michael J. Corcoran, Vice President & Controller; Peter D. Anderson, Sr. Vice President - Institutional Marketing; Guang Yang, Sr. Vice President & Portfolio Manager - Research Analyst. * * *



         Federated Investment Management Company, Federated Investors Tower, Pittsburgh, PA 15222-3779, Sub-Adviser to TA IDEX Federated Tax Exempt, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc.


         The Sub-Adviser serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by the Sub-Adviser and other subsidiaries of Federated Investors, Inc. is approximately $198 billion. The Trustees of the Sub-Adviser, their position with the Sub-Adviser, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); Keith M. Schappert, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Global Investment Management Corp.; Trustee and President - Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.), Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.); William D. Dawson, III, Executive Vice President (Executive Vice President, Federated Global Investment Management Corp. and Federated Investment Counseling; Trustee, Federated Investors Trust Company); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Global Investment Management Corp. and Federated Investment Counseling); J. Thomas Madden, Vice Chairman (Vice Chairman, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bayard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

         The remaining Officers of the Sub-Adviser are: Senior Vice Presidents:
Joseph M. Balestrino, David A. Briggs, Jonathan C. Conley, Christopher F. Corapi Deborah A. Cunningham, Linda A. Duessel, Mark E. Durbiano, Michael R. Granito, James E. Grefenstette, Robert M. Kowit, Jeffrey A. Kozemchak, Richard J. Lazarchic, Susan M. Nason, Mary Jo Ochson, Philip J. Orlando Robert J. Ostrowski, Frank Semak, Richard Tito and Peter Vutz; Vice Presidents: Todd A. Abraham, J. Scott Albrecht, Randall S. Bauer, Nancy J. Belz, G. Andrew Bonnewell, David Bruns, Regina Chi, Ross M. Cohen, Fred B. Crutchfield, Lee R. Cunningham, II, Alexandre de Bethmann, David W. Cook, B. Anthony Delserone, Jr., Francisco Duque, Donald T. Ellenberger, Eamonn G. Folan, John T. Gentry, David
P. Gilmore, James P. Gordon, Jr., Marc Halperin, Guy Hardwick, John W. Harris, Patricia L. Heagy, Susan R. Hill, Nikola A. Ivanov, William R. Jamison, J. Andrew Kirschler, Constantine J. Kartsonas, Nathan H. Kehm, John C. Kerber, Uri
D. Landesman, Steven J. Lehman, Marian R. Marinack, Natalie F. Metz, Thomas J. Mitchell, Joseph M. Natoli, John L. Nichol, Mary Kay Pavuk, Jeffrey A. Petro, David R. Powers, John P. Quartarolo, Ihab L. Salib, Roberto Sanchez-Dahl, Sr., Aash M. Shah, John Sidawi, Michael W. Sirianni, Jr., Christopher Smith, Diane R. Startari, Timothy G. Trebilcock, Peter Tropaitis, Leonardo A. Vila, Steven J. Wagner, Paige M. Wilhelm, Richard M. Winkowski, Jr., Lori A. Wolff and George B. Wright; Assistant Vice Presidents: Lori B. Andrews, Catherine A. Arendas, Nicholas P. Besh, Hanan Callas, Hok Man Chan, James R. Crea, Jr., Karol M. Crummie, David Dao, Richard J. Gallo, James Grant, Anthony Han, Kathryn P. Glass, Igor Golalic, Carol B. Kayworth, Angela A. Kohler, Robert P.

Kozlowski, Ted T. Lietz, Sr., Tracey L. Lusk, Ann Manley, Dana L. Meissner, Theresa K. Miller, Karl Mocharko, Teri L. Moore, Bob Nolte, Daniel Peris, Rae Ann Rice, Jennifer G. Setzenfand, Kyle D. Stewart, Mary Ellen Tesla, Michael R. Tucker and Mark Weiss; Assistant Treasurer: Denis McAuley III; Secretary: G. Andrew Bonnewell; Assistant Secretary: Jay S. Neuman.

The business address of each of the Officers of the Sub-Adviser is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.

                                      * * *


         American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri 64111, serves as sub-adviser to TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth). James Evans Stowers, Jr. is a Director; James Evans Stowers, III is Director and Portfolio Manager; William McClellan Lyons is President, Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; Robert C. Puff is Chairman of the Board, Paul Adam Ehrhardt is Senior Vice President; William E. Koehler is Vice President and Investment Liaison; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.


                                      * * *


         Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS. Arney, Mike Senior Vice President; Anderson, Joshua M. Vice President; Andrews, David S. Senior Vice President; Arnold, Tamara J. Executive Vice President; Asay, Michael R. Executive Vice President; Banno, Denise C. Senior Vice President; Beaumont, Stephen B. Senior Vice President; Benz, William R. II Managing Director; Bhansali, Vineer Executive Vice President; Bishop, Gregory A. Senior Vice President; Vice President; Borneleit, Adam Vice President; Brittain, WH Bruce Senior Vice President; Brown, Eric Vice President; Assistant Treasurer; Brynjolfsson, John B. Managing Director; Burns, R. Wesley Director and President; Burton, Kirsten J. Vice President; Callin, Sabrina C. Senior Vice President; Chipp, William Vice President; Clark, Marcia K. Vice President; Conseil, Cyrille Senior Vice President; Cullinan, William E. Vice President; Cummings, Doug Vice President; Cummings, John B. Vice President; Cupps, Wendy W. Executive Vice President; Dada, Suhail Vice President; Danielsen, Birgitte Vice President; Dawson, Craig Senior Vice President; Dialynas, Chris Managing Director; Dorff, David J. Senior Vice President; Dunn, Anita Vice President; Durham, Jennifer E. Vice President; Easterday, Jeri Vice President; El-Erian, Mohamed A. Managing Director; Ellis, Edward L. Vice President; Estep, Bret W. Vice President; Evans, Stephanie D. Vice President; Fields, Roberts Vice President; Fisher, Marcellus M. Senior Vice President; Foss, Kristine L. Vice President; Frisch, Ursula T. Senior Vice President; Gagne, Darius Vice President; Gleason, G. Steven Senior Vice President; Gomez, Michael A. Vice President; Gore, Gregory Vice President; Gould, Linda J. Vice President; Graber, Greg Vice President; Greer, Roberts J. Vice President; Gross, William H. Managing Director; Hague, John L. Managing Director; Hally, Gordon C. Executive Vice President; Hamalainen, Pasi M. Managing Director; Hardaway, John P. Senior Vice President; Harris, Brent R. Managing Director; Hastings, Arthur J. Vice President; Hayes, Ray C. Senior Vice President; Hinman, David C. Executive Vice President; Hodge, Douglas M. Managing Director; Holden, Brent L. Managing Director; Hsu, Lori C. Vice President; Hudoff, Mark Executive Vice President; Isberg, Margaret E. Managing Director; Ivascyn, Daniel J. Senior Vice President; Jacobs, Lew W. Executive Vice President; Johnson, Kelly Vice President; Johnstone, Jim Vice President; Katz, Joshua Vice President; Kelleher III, Thomas
J. Vice President; Keller, James M. Managing Director; Kelly, Benjamin M. Vice President; Kennedy, Raymond G., Jr. Managing Director; Kiesel, Mark R. Executive Vice President; King Jr., John S. Vice President; King, Staphanie L. Vice President; Kirkbaumer, Steven P. Senior Vice President; Kuhner, Kevin D. Vice President; Lackey, W. M. Reese Vice President; Larsen, Henrik P. Vice President; Lehavey, Yanay Vice President; Loftus, John S. Managing Director; Lown, David Executive Vice President; Ludwig, Jeff Senior Vice President; Mallegol, Andre J. Senior Vice President; Mariappa, Sudesh N. Managing Director; Martin, Scott W. Vice President; Martini, Michael E. Senior Vice President; Mather, Scott A. Executive Vice President; Matsuhisa, Robert L. Vice President; McCann, Patrick
M. Vice President; McCray, Mark V. Executive Vice President; McCulley, Paul A. Managing Director; Meehan Jr., James P. Senior Vice President; Meiling, Dean S. Consulting Managing Director; Metsch, Mark E. Vice President; Mewbourne, Curtis Executive Vice President; Miller Jr., Kendall P. Vice President; Miller, John Senior Vice President; Millimet, Scott Senior Vice President; Mitchell, Gail Vice President; Moll, Jonathan D. Senior Vice President; Monson, Kirsten S. Executive Vice President; Moore, James F. Senior Vice President; Murata, Alfred
T. Vice President; Muzzy, James F. Managing Director; Nercessian, Terry Vice President; Nieves, Roger O. Vice President; Norris, John Vice President; Okun, Ric Vice President; Ongaro, Douglas J. Senior Vice President; Otterbein, Thomas
J. Executive Vice President; Palmer, Richard H. Vice President; Parikh, Saumil
H. Vice President; Paulson, Bradley W. Executive Vice President; Perez, Keith Senior Vice President; Pflug, Bruce Senior Vice President; Phansalkar, Mohan V. Executive Vice President; Phillip, Elizabeth M. Executive Vice President; Pittman, David J. Vice President; Podlich, William F. Consulting Managing Director; Porterfield, Mark J. Senior Vice President; Powers, William C. Managing Director; Prince, Jennifer L Vice President; Qu, Wendong Vice President; Ramsey, James Senior Vice President; Reimer, Danelle J. Vice President; Reimer, Ronald

M. Vice President; Reisz, Paul W. Vice President; Rodgerson, Carol Vice President; Rodosky, Stephan A. Senior Vice President; Rollins, Melody Vice President; Romano, Mark A. Senior Vice President; Roney, Scott L. Senior Vice President; Rosiak, Jason Vice President; Ruthen, Seth R. Senior Vice President; Sargent, Jeffrey M. Senior Vice President; Schmider, Ernest L. Managing Director; Scholey, Leland T. Senior Vice President; Schucking, Ivor Senior Vice President; Schulist, Stephen O. Senior Vice President; Scibisz, Iwona E. Vice President; Sellers, Devin L. Vice President; Shaler, Tim Vice President; Sharp, William E. Vice President; Sheehy, Erica Vice President; Simon, Scott Executive Vice President; Spalding, W Scott Executive Vice President; Stauffer, Christina Vice President; Sirelow, Peter G. Vice President; Telish, Christine Vice President; Theodore, Kyle, J. Vice President; Thomas, Lee R. Managing Director; Thompson, William S. Jr. Chief Executive Officer; Thurston, Powell Vice President; Tyson, Richard E. Senior Vice President; Vallerta-Jordal, Maria-Theresa Vice President; Van De Zilver, Peter A. Vice President; Weil, Richard M. CEO & Managing Director; Willemsen, Mick Vice President; Wilson, Barry L. Vice President; Wilson, Susan Executive Vice President; Witham, Tamara Lynn Vice President; Wood, George H. Executive Vice President; Worah, Mihir P. Vice President; Wyman, Charles Executive Vice President; Yu, Cheng-Yuan Senior Vice President; Yu, Waller Vice President; Zhu, Changhong Senior Vice President.

         PIMCO Austrailia Pty. Ltd. Foxall, Julian Vice President; Harrison, Paul Vice President; Palghat, Kumar N. Executive Vice President; Wilson, John F. Executive Vice President.

         PIMCO Asia Pte. Baker, Brian P. Executive Vice President; Fournier, Joseph A. Vice President; Low, Aaron Vice President; Maronilla, Ramon Vice President.

         PIMCO Japan Limited Harumi, Kazunori Vice President; Ishida, Koji Vice President; Kawamura, Kenjji Vice President; Kido, Masahiro Vice President; Kondo, Tetsuro Vice President; Makinoda, Naoto Vice President; Masanao, Tomayo Senior Vice President; Matsui, Akinori Senior Vice President; Mayuzumi, Sugako Vice President; Moriguchi, Masabumi Vice President; Okamura, Shigeki Senior Vice President; Pan, Evan T. Vice President; Plein, Jeffrey L. Vice President; Takano, Makoto Executive Vice President; Takechi, Yoichi Vice President.

         PIMCO Europe Limited Ahto, Laura A. Senior Vice President; Beyer, Nicolette Vice President; Craven, Paul Senior Vice President; Eberhardt, Michael Vice President; Fulford III, Richard F. Vice President; Garbuzov, Yuri P. Senior Vice President; Goldman, Stephen S. Senior Vice President; Gupta, Shailesh Vice President; Holloway Jr., Dwight F. Executive Vice President; Horsington, Simon Vice President; Hudson, James Vice President; Johnson, Elissa M. Vice President; Lindgren, Peter L. Senior Vice President; McDevitt, Joseph V. Executive Vice President; O'Connell, Gillian Vice President; Pardi, Peter Paul Senior Vice President; Ravano, Emanuele Executive Vice President; Repoulis, Yiannis Vice President; Stutfard, Jamie Vice President; Young, David Senior Vice President; Van Heel, Marc Senior Vice President.

                                      * * *


         AEGON USA Investment Management LLC ("AUIM"), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, serves as sub-adviser to TA IDEX Transamerica Conservative High-Yield Bond. Its officers are: Douglas C. Kolsrud, Manager and Chairman of the Board; Brenda K. Clancy, Manager; Craig D. Vermie, Manager; Eric
B. Goodman, President & Chief Investment Officer; Kirk W. Buese, Executive Vice President - Private Finance; William S. Cook, Executive Vice President -- Capital Market Strategies; Daniel P. Fox, Executive Vice President - Risk Management; Sarah C. Lange, Executive Vice President - Portfolio Management; David R. Ludke, Executive Vice President; Mark J. Zinkula, Executive Vice President - Public Fixed Income; David M. Carney, Senior Vice President and Chief Financial Officer; Bradley J. Beman, Senior Vice President; John T. Bender, Senior Vice President; Frank E. Collecchia, Senior Vice President; Mark
E. Dunn, Senior Vice President; David R. Halfpap, Senior Vice President; Steven
P. Opp, Senior Vice President; Sarvjeev S. Sidhu, Senior Vice President; Christopher R. Sebald, Senior Vice President; Michael B. Simpson, Senior Vice President; Jon L. Skaggs, Senior Vice President; Robert A. Smedley, Senior Vice President; Mark W. Bursinger, Vice President; Ashok K. Chawla, Vice President; Douglas A. Dean, Vice President; Mark D. Evans, Vice President; Mark A. Faulkenberg, Vice President; Robert Fitzsimmons, Vice President; Robert L. Hansen, Vice President; Scott P. Hassenstab, Vice President; Jon D. Kettering, Vice President; James R. Landis, Vice President; Jeffrey T. McGlaun, Vice President; Stephanie M. Phelps, Vice President; Gregory W. Theobald, Vice President and Assistant Secretary; Michael A. Urban, Vice President; Jeffrey A. Whitehead, Vice President; M. Christina Galligan, Assistant Vice President; Donna L. Heitzman, Assistant Vice President; Karen E. Hufnagel, Assistant Vice President; Michael N. Meese, Assistant Vice President; Mary T. Pech, Assistant Vice President; Michael J. Rudzik, Assistant Vice President; Paul J. Houk, General Counsel and Secretary; Robert S. Jett III, Assistant Secretary; Brian E. Rolland, Treasurer; Clifton W. Flenniken III, Assistant Treasurer; and Cynthia
L. Remley, Assistant General Counsel.


                                      * * *

         Banc of America Capital Management, LLC ("BACAP"), 101 S. Tryon Street, Charlotte, North Carolina 28255, serves as sub-adviser to TA IDEX Marsico Growth. Robert Harry Gordon, Various to President, Chief Executive Officer and Manager, also serves as President and Manager of BACAP Advisory Partners, LLC; Director of Banc of America Capital Management (Ireland), Limited. Director of Banc of America Capital Management Alternative Advisors, Inc. Various to President, Chairman, Chief Executive Officer and Manager of Banc of America Advisors, LLC. Senior Vice President - Investment Management Marketing and Distribution of Bank of America, N.A; Michael Edward Kenneally, Various to Chairman, Chief Investment Officer and Manager of Banc of America Capital Management, LLC, Chief Investment Officer and Manager of BACAP Advisory Partners, LLC., Manager of Banc of America Advisors, LLC, Director of Banc of America Capital Management Alternative Advisors, Inc. and Various to Senior Vice President - Investment Management Products of Bank of America, N.A; Edward David Bedard, Chief Administrative Officer, Treasurer and Manager of Banc of America Capital Management, LLC. Chief Operating Officer, Treasurer and Manager of BACAP Advisory Partners, LLC. Director of Banc of America Capital Management (Ireland), Limited. Various to Director, Senior Vice President and Treasurer of Banc of America Capital Management Alternative Advisors, Inc. Various to Chief Operating Officer, Chief Financial Officer and Manager of Banc of America Advisors, LLC. Senior Vice President of Bank of America, N.A; Preston ("Tony") Wayne Estep, Jr., Managing Director, Quantitative Strategies of BACAP, LLC. Managing Partner of Estep Trading Partners L.P. (1994 to 1998); Daniel Brendan Mulvey, Managing Director of Cash Investments Platform of BACAP, LLC. Managing Director of Money Market Group of BACAP, LLC (2000 to 2002). Managing Director and Manager of Short Term Investments of Westdeutsche Landesbank Asset Management (1999 to 2000). Vice President and Manager of Strategy Implementation Group of JP Morgan Investment Management Group (1997 to 1999). Vice President and Member of Fixed Income Strategy Committee of JP Morgan Investment Management Group (1997 to 1999). Vice President and Portfolio Manager of Short Term Investment Group of JP Morgan Investment Management Group (1995 to 1997). Assistant Vice President and Senior Fixed Income Trader of JP Morgan Investment Management Group (1991 to 1995). Peter D. Taube, Chief Financial Officer, also serves as Treasurer of Banc of America Advisors, LLC. Director and Chief Financial Officer of Fixed Income Division of Americas' of Merrill Lynch (1999 to 2002). Director and Chief Financial Officer of Global Credit Markets of Merrill Lynch (1998 to 1999). Senior vice President and Chief Financial Officer of Merrill Lynch Futures, Inc. (1996 to 1998). Andrew J. Stenwall, Various to Platform Executive for Fixed Income Investments. Senior Vice President of Bank of America, N.A. Director of Boatmen's Capital Management, Inc. (2000 to 2000). Portfolio Manager for Sovran Capital Management Corporation (1999 to 2000). Portfolio Manager for Lazard Freres (1995 to 1997). Steven Bruce Young, Managing Director for Asset Allocation and senior market strategist. Senior Consultant and partner with DeMarcho Associates, Inc. (1997 to 2000). Various to Senior Vice President - Regional Director and Institutional Portfolio Management with Boatmen's Trust Company (1989 to 1997).

                                      * * *


         Gateway Investment Advisers, L.P. ("Gateway"), 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209, serves as sub-adviser to TA IDEX Protected Principal Stock. Walter G. Sall is Chairman and Chief Executive Officer; J. Patrick Rogers is President; Harry E. Merriken III, is Senior Vice President and Principal; Geoffrey Keenan is Chief Operating Officer and Executive Vice President; Paul Stewart is Senior Vice President and Chief Financial Officer; Donna M. Squeri is General Counsel and Secretary; Gary H. Goldschmidt is Controller; and Nelson C. Bickel is Chief Information Officer and Vice President.


                                      * * *


         ING Clarion Real Estate Securities ("Clarion"), 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser for TA IDEX Clarion Real Estate Securities. Its officers are: Ritson T. Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; John A. Weisz, Executive Officer; Stephen J. Furnary, Executive Officer; Charles Grossman, Executive Officer; and Arnoldus W. Veenhuysen, Executive Officer.


ITEM 27 PRINCIPAL UNDERWRITER

AFSG Securities Corporation

         (a) The Registrant has entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of Fund shares.

         (b)      Directors and Officers of Principal Underwriter

         Name                Positions and Offices with Underwriter      Positions and Offices with Registrant
         ----                --------------------------------------      --------------------------------------
Larry N. Norman           (1) Director and President                     Trustee

Anne M. Spaes             (1) Director and Vice President                N/A

Lisa Wachendorf           (1) Director, Chief Compliance Officer
                              and Vice President                         N/A

John K. Carter            (2) Vice President                             Senior Vice President, Secretary and
                                                                         General Counsel

William G. Cummings      (2) Vice President, Controller and Treasurer   N/A

Linda Gilmer              (1) Assistant Treasurer                        N/A

Frank A. Camp             (1) Secretary                                  N/A

Thomas R. Moriarty        (2) Vice President                             N/A

Emily Monroe Bates        (3) Assistant Treasurer                        N/A

Teresa L. Stolba          (1)  Assistant Compliance Officer              N/A

Clifton W. Flenniken III  (4) Assistant Treasurer                        N/A

Priscilla I. Hechler      (2) Assistant Vice President and               N/A
                              Assistant Secretary

Darin D. Smith            (1) Vice President and                         N/A
                              Assistant Secretary

(1)      4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)      570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)      400 West Market Street, Louisville, KY 40202

(4)      1111 North Charles Street, Baltimore, MD 21201

ITEM 28 LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

         (a) Shareholder records are maintained by the Registrant's transfer agent, AEGON/Transamerica Investor Services, Inc., P.O. Box 9015, Clearwater, FL 33758-9015.

         (b) All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, Florida 33716 and are in the physical possession of the officers of the Fund, or at the offices of the Custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

ITEM 29 MANAGEMENT SERVICES

         The Registrant has no management-related service contract that is not discussed in Part I of this form. See the section of the Prospectus entitled "Investment Advisory and Other Services" for a discussion of the management and advisory services furnished by ATFA, Alger Management, Janus, Jennison, LKCM, T. Rowe Price, SaBAM, Pilgrim, TIM, AUIM, Great Companies, Federated, Gateway, American Century, Clarion, BACAP, Templeton and PIMCO pursuant to the Management and Investment Advisory Agreements, the Investment Counsel Sub-Advisory Agreements, the Administrative Services Agreement and the Underwriting Agreement.

ITEM 30  UNDERTAKINGS

                  Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Transamerica IDEX Mutual Funds (formerly IDEX Mutual Funds), has duly caused this Post-Effective Amendment No. 55 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 1st day of March, 2004.

                                   Transamerica IDEX Mutual Funds

                                   By: /s/ John K. Carter
                                       -------------------------------
                                           John K. Carter*
                                           Senior Vice President, Secretary &
                                           General Counsel

         Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 55 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/ Peter R. Brown               Chairman & Trustee                             March 1, 2004
------------------------------
Peter R. Brown *

/s/ William W. Short, Jr.        Vice Chairman & Trustee                        March 1, 2004
------------------------------
William W. Short, Jr. *

/s/ Larry N. Norman              Trustee                                        March 1, 2004
------------------------------
Larry N. Norman*

/s/ Daniel Calabria              Trustee                                        March 1, 2004
------------------------------
Daniel Calabria *

/s/ Charles C. Harris            Trustee                                        March 1, 2004
------------------------------
Charles C. Harris*

/s/ Jack E. Zimmerman            Trustee                                        March 1, 2004
------------------------------
Jack E. Zimmerman *

/s/ Janice B. Case               Trustee                                        March 1, 2004
------------------------------
Janice B. Case*

/s/ Thomas P. O'Neill            Trustee                                        March 1, 2004
------------------------------
Thomas P. O'Neill*

/s/ Russell A. Kimball, Jr.      Trustee                                        March 1, 2004
------------------------------
Russell A. Kimball, Jr. *

/s/ Leo J. Hill                  Trustee                                        March 1, 2004
------------------------------
Leo J. Hill *

/s/ Brian C. Scott               Trustee, President & Chief Executive Officer   March 1, 2004
------------------------------
Brian C. Scott*

/s/ Kim D. Day                   Senior Vice President, Treasurer               March 1, 2004
------------------------------   & Principal Financial Officer
Kim D. Day*

/s/ John K. Carter
------------------------------
*Signed by John K. Carter
Attorney in Fact

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 55 TO
                            REGISTRATION STATEMENT ON
                                    FORM N-1A

                         TRANSAMERICA IDEX MUTUAL FUNDS
                            REGISTRATION NO. 33-2659

                                  EXHIBIT INDEX


EXHIBIT NUMBER                    DESCRIPTION OF EXHIBIT
--------------                    ----------------------
23 (d) (1) (rr) Amendment to Management and Investment Advisory Agreement on
                behalf of TA IDEX Transamerica Small/Mid Cap Value

23 (d) (1) (ss) Amendment to Management and Investment Advisory Agreement on
                behalf of TA IDEX Transamerica Flexible Income

23 (d) (2) (xx) Sub-Advisory Agreement on behalf of TA IDEX Transamerica
                Small/Mid Cap Value

23 (d) (2) (yy) Sub-Advisory Agreement on behalf of TA IDEX Transamerica Flexible
                Income

23 (h) (5)      Consulting Agreement

23 (i)          Opinion of Counsel

23 (j)          Consent of PricewaterhousCoopers LLP

23 (m) (1)      Amendment to Plan of Distribution under Rule 12b-1 - Class L to
                Class C shares

23 (m) (2)      Amendment to Plan of Distribution under Rule 12b-1 - Class C to
                Class C2 shares